EXECUTION COPY











    RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.,

                        Company,

            RESIDENTIAL FUNDING CORPORATION,

                    Master Servicer,

                          and

          THE FIRST NATIONAL BANK OF CHICAGO,

                        Trustee




            POOLING AND SERVICING AGREEMENT

              Dated as of February 1, 1996



           Mortgage Pass-Through Certificates

                     Series 1996-S5







                   TABLE OF CONTENTS
                                                   Page

                       ARTICLE I

                      DEFINITIONS

     Section 1.01.  Definitions. . . . . . . . . . .  3
          Accrued Certificate Interest . . . . . . .  3
          Adjusted Mortgage Rate . . . . . . . . . .  3
          Advance. . . . . . . . . . . . . . . . . .  4
          Affiliate. . . . . . . . . . . . . . . . .  4
          Agreement. . . . . . . . . . . . . . . . .  4
          Amount Held for Future Distribution. . . .  4
          Appraised Value. . . . . . . . . . . . . .  4
          Assignment . . . . . . . . . . . . . . . .  4
          Assignment Agreement . . . . . . . . . . .  4
          Assignment of Proprietary Lease. . . . . .  4
          Available Distribution Amount. . . . . . .  5
          Bankruptcy Amount. . . . . . . . . . . . .  5
          Bankruptcy Code. . . . . . . . . . . . . .  5
          Bankruptcy Loss. . . . . . . . . . . . . .  5
          Book-Entry Certificate . . . . . . . . . .  5
          Business Day . . . . . . . . . . . . . . .  5
          Buydown Funds. . . . . . . . . . . . . . .  5
          Buydown Mortgage Loan. . . . . . . . . . .  6
          Cash Liquidation . . . . . . . . . . . . .  6
          Certificate. . . . . . . . . . . . . . . .  6
          Certificate Account. . . . . . . . . . . .  6
          Certificate Account Deposit Date . . . . .  6
          Certificateholder or Holder. . . . . . . .  6
          Certificate Owner. . . . . . . . . . . . .  6
          Certificate Principal Balance. . . . . . .  6
          Certificate Register and Certificate Registrar  7
          Class. . . . . . . . . . . . . . . . . . .  7
          Class A Certificate. . . . . . . . . . . .  7
          Class A-4 Collection Shortfall . . . . . .  7
          Class A-4 Principal Distribution Amount. .  8
          Class B Certificate. . . . . . . . . . . .  8
          Class B Percentage . . . . . . . . . . . .  8
          Class B-1 Percentage . . . . . . . . . . .  8
          Class B-1 Prepayment Distribution Trigger.  8
          Class B-2 Percentage . . . . . . . . . . .  8
          Class B-2 Prepayment Distribution Trigger.  8
          Class B-3 Percentage . . . . . . . . . . .  8
          Class B-3 Prepayment Distribution Trigger.  9
          Class M Certificate. . . . . . . . . . . .  9
          Class M Percentage . . . . . . . . . . . .  9
          Class M-1 Percentage . . . . . . . . . . .  9
          Class M-2 Percentage . . . . . . . . . . .  9
          Class M-2 Prepayment Distribution Trigger.  9
          Class M-3 Percentage . . . . . . . . . . .  9
          Class M-3 Prepayment Distribution Trigger.  9
          Class R Certificate. . . . . . . . . . . . 10
          Closing Date . . . . . . . . . . . . . . . 10
          Code . . . . . . . . . . . . . . . . . . . 10
          Compensating Interest. . . . . . . . . . . 10
          Cooperative. . . . . . . . . . . . . . . . 10
          Cooperative Apartment. . . . . . . . . . . 10
          Cooperative Lease. . . . . . . . . . . . . 10
          Cooperative Loans. . . . . . . . . . . . . 10
          Cooperative Stock. . . . . . . . . . . . . 11
          Cooperative Stock Certificate. . . . . . . 11
          Corporate Trust Office . . . . . . . . . . 11
          Credit Support Depletion Date. . . . . . . 11
          Curtailment. . . . . . . . . . . . . . . . 11
          Custodial Account. . . . . . . . . . . . . 11
          Custodial Agreement. . . . . . . . . . . . 11
          Custodian. . . . . . . . . . . . . . . . . 11
          Cut-off Date . . . . . . . . . . . . . . . 11
          Cut-off Date Principal Balance . . . . . . 11
          Debt Service Reduction . . . . . . . . . . 11
          Deficient Valuation. . . . . . . . . . . . 11
          Definitive Certificate . . . . . . . . . . 12
          Deleted Mortgage Loan. . . . . . . . . . . 12
          Depository . . . . . . . . . . . . . . . . 12
          Depository Participant . . . . . . . . . . 12
          Destroyed Mortgage Note. . . . . . . . . . 12
          Determination Date . . . . . . . . . . . . 12
          Discount Fraction. . . . . . . . . . . . . 12
          Discount Mortgage Loan . . . . . . . . . . 12
          Disqualified Organization. . . . . . . . . 12
          Distribution Date. . . . . . . . . . . . . 13
          Due Date . . . . . . . . . . . . . . . . . 13
          Due Period . . . . . . . . . . . . . . . . 13
          Eligible Account . . . . . . . . . . . . . 13
          Eligible Funds . . . . . . . . . . . . . . 14
          Event of Default . . . . . . . . . . . . . 14
          Excess Bankruptcy Loss . . . . . . . . . . 14
          Excess Fraud Loss. . . . . . . . . . . . . 14
          Excess Special Hazard Loss . . . . . . . . 14
          Excess Spread. . . . . . . . . . . . . . . 14
          Excess Subordinate Principal Amount. . . . 14
          Extraordinary Events . . . . . . . . . . . 14
          Extraordinary Losses . . . . . . . . . . . 15
          FDIC . . . . . . . . . . . . . . . . . . . 15
          FHLMC. . . . . . . . . . . . . . . . . . . 15
          Final Distribution Date. . . . . . . . . . 15
          Fitch. . . . . . . . . . . . . . . . . . . 15
          FNMA . . . . . . . . . . . . . . . . . . . 15
          Foreclosure Profits. . . . . . . . . . . . 16
          Fraud Loss Amount. . . . . . . . . . . . . 16
          Fraud Losses . . . . . . . . . . . . . . . 16
          Independent. . . . . . . . . . . . . . . . 16
          Initial Certificate Principal Balance. . . 16
          Initial Monthly Payment Fund . . . . . . . 17
          Insurance Proceeds . . . . . . . . . . . . 17
          Insurer. . . . . . . . . . . . . . . . . . 17
          Late Collections . . . . . . . . . . . . . 17
          Liquidation Proceeds . . . . . . . . . . . 17
          Loan-to-Value Ratio. . . . . . . . . . . . 17
          Maturity Date. . . . . . . . . . . . . . . 17
          Monthly Payment. . . . . . . . . . . . . . 17
          Moody's. . . . . . . . . . . . . . . . . . 17
          Mortgage . . . . . . . . . . . . . . . . . 18
          Mortgage File. . . . . . . . . . . . . . . 18
          Mortgage Loan Schedule . . . . . . . . . . 18
          Mortgage Loans . . . . . . . . . . . . . . 19
          Mortgage Note. . . . . . . . . . . . . . . 19
          Mortgage Rate. . . . . . . . . . . . . . . 19
          Mortgaged Property . . . . . . . . . . . . 19
          Mortgagor. . . . . . . . . . . . . . . . . 19
          Net Mortgage Rate. . . . . . . . . . . . . 19
          Non-Discount Mortgage Loan . . . . . . . . 19
          Non-Primary Residence Loans. . . . . . . . 19
          Non-United States Person . . . . . . . . . 19
          Nonrecoverable Advance . . . . . . . . . . 19
          Nonsubserviced Mortgage Loan . . . . . . . 19
          Officers' Certificate. . . . . . . . . . . 20
          Opinion of Counsel . . . . . . . . . . . . 20
          Original Senior Percentage . . . . . . . . 20
          Outstanding Mortgage Loan. . . . . . . . . 20
          Owner or Holder. . . . . . . . . . . . . . 20
          Ownership Interest . . . . . . . . . . . . 20
          Pass-Through Rate. . . . . . . . . . . . . 20
          Paying Agent . . . . . . . . . . . . . . . 20
          Percentage Interest. . . . . . . . . . . . 21
          Permitted Investments. . . . . . . . . . . 21
          Permitted Transferee . . . . . . . . . . . 22
          Person . . . . . . . . . . . . . . . . . . 22
          Pool Stated Principal Balance. . . . . . . 22
          Prepayment Assumption. . . . . . . . . . . 22
          Prepayment Distribution Percentage . . . . 22
          Prepayment Distribution Trigger. . . . . . 24
          Prepayment Period. . . . . . . . . . . . . 24
          Primary Insurance Policy . . . . . . . . . 24
          Principal Prepayment . . . . . . . . . . . 24
          Principal Prepayment in Full . . . . . . . 24
          Program Guide. . . . . . . . . . . . . . . 24
          Purchase Price . . . . . . . . . . . . . . 25
          Qualified Substitute Mortgage Loan . . . . 25
          Rating Agency. . . . . . . . . . . . . . . 25
          Realized Loss. . . . . . . . . . . . . . . 25
          Record Date. . . . . . . . . . . . . . . . 26
          Regular Certificate. . . . . . . . . . . . 26
          REMIC. . . . . . . . . . . . . . . . . . . 26
          REMIC Administrator. . . . . . . . . . . . 26
          REMIC Provisions . . . . . . . . . . . . . 26
          REO Acquisition. . . . . . . . . . . . . . 26
          REO Disposition. . . . . . . . . . . . . . 26
          REO Imputed Interest . . . . . . . . . . . 27
          REO Proceeds . . . . . . . . . . . . . . . 27
          REO Property . . . . . . . . . . . . . . . 27
          Request for Release. . . . . . . . . . . . 27
          Required Insurance Policy. . . . . . . . . 27
          Residential Funding. . . . . . . . . . . . 27
          Responsible Officer. . . . . . . . . . . . 27
          Schedule of Discount Fractions . . . . . . 27
          Security Agreement . . . . . . . . . . . . 27
          Seller . . . . . . . . . . . . . . . . . . 27
          Seller's Agreement . . . . . . . . . . . . 27
          Senior Accelerated Distribution Percentage 28
          Senior Percentage. . . . . . . . . . . . . 29
          Senior Principal Distribution Amount . . . 29
          Servicing Advances . . . . . . . . . . . . 29
          Servicing Fee. . . . . . . . . . . . . . . 29
          Servicing Officer. . . . . . . . . . . . . 29
          Special Hazard Amount. . . . . . . . . . . 29
          Special Hazard Loss. . . . . . . . . . . . 30
          Spread Rate. . . . . . . . . . . . . . . . 30
          Standard & Poor's. . . . . . . . . . . . . 30
          Startup Day. . . . . . . . . . . . . . . . 30
          Stated Principal Balance . . . . . . . . . 31
          Subordinate Percentage . . . . . . . . . . 31
          Subordinate Principal Distribution Amount. 31
          Subserviced Mortgage Loan. . . . . . . . . 31
          Subservicer. . . . . . . . . . . . . . . . 31
          Subservicer Advance. . . . . . . . . . . . 32
          Subservicing Account . . . . . . . . . . . 32
          Subservicing Agreement . . . . . . . . . . 32
          Subservicing Fee . . . . . . . . . . . . . 32
          Tax Returns. . . . . . . . . . . . . . . . 32
          Transfer . . . . . . . . . . . . . . . . . 32
          Transferee . . . . . . . . . . . . . . . . 32
          Transferor . . . . . . . . . . . . . . . . 32
          Trust Fund . . . . . . . . . . . . . . . . 32
          Uniform Single Attestation Program for Mortgage
               Bankers . . . . . . . . . . . . . . . 33
          Uninsured Cause. . . . . . . . . . . . . . 33
          United States Person . . . . . . . . . . . 33
          Voting Rights. . . . . . . . . . . . . . . 33

                       ARTICLE II

             CONVEYANCE OF MORTGAGE LOANS;
           ORIGINAL ISSUANCE OF CERTIFICATES

     Section 2.01.  Conveyance of Mortgage Loans . . 34
     Section 2.02.  Acceptance by Trustee. . . . . . 38
     Section 2.03.  Representations, Warranties and
                    Covenants of the Master Servicer and
                    the Company. . . . . . . . . . . 40
     Section 2.04.  Representations and Warranties
                    of Sellers . . . . . . . . . . . 44
     Section 2.05.  Execution and Authentication of
                    Certificates . . . . . . . . . . 46

                      ARTICLE III

              ADMINISTRATION AND SERVICING
                   OF MORTGAGE LOANS

     Section 3.01.  Master Servicer to Act as Servicer 47
     Section 3.02.  Subservicing Agreements Between
                    Master Servicer and Subservicers;
                    Enforcement of Subservicers' and
                    Sellers' Obligations . . . . . . 48
     Section 3.03.  Successor Subservicers . . . . . 49
     Section 3.04.  Liability of the Master Servicer 49
     Section 3.05.  No Contractual Relationship Between
                    Subservicer and Trustee,
                    Certificateholders or Owner of the
                    Excess Spread. . . . . . . . . . 50
     Section 3.06.  Assumption or Termination of
                    Subservicing Agreements by Trustee 50
     Section 3.07.  Collection of Certain Mortgage Loan
                    Payments; Deposits to
                    Custodial Account. . . . . . . . 50
     Section 3.08.  Subservicing Accounts;
                    Servicing Accounts . . . . . . . 53
     Section 3.09.  Access to Certain Documentation and
                    Information Regarding the Mortgage
                    Loans. . . . . . . . . . . . . . 54
     Section 3.10.  Permitted Withdrawals from the
                    Custodial Account. . . . . . . . 54
     Section 3.11.  Maintenance of the Primary Insurance
                    Policies; Collections Thereunder 56
     Section 3.12.  Maintenance of Fire Insurance and
                    Omissions and Fidelity Coverage. 57
     Section 3.13.  Enforcement of Due-on-Sale Clauses;
                    Assumption and Modification
                    Agreements; Certain Assignments. 59
     Section 3.14.  Realization Upon Defaulted
                    Mortgage Loans . . . . . . . . . 61
     Section 3.15.  Trustee to Cooperate;
                    Release of Mortgage Files. . . . 63
     Section 3.16.  Servicing and Other Compensation 64
     Section 3.17.  Reports to the Trustee
                    and the Company. . . . . . . . . 65
     Section 3.18.  Annual Statement as to Compliance 65
     Section 3.19.  Annual Independent Public
                    Accountants' Servicing Report. . 66
     Section 3.20.  Rights of the Company in Respect
                    of the Master Servicer . . . . . 66


                       ARTICLE IV

PAYMENTS TO CERTIFICATEHOLDERS AND OWNER OF THE EXCESS SPREAD

     Section 4.01.  Certificate Account. . . . . . . 67
     Section 4.02.  Distributions. . . . . . . . . . 67
     Section 4.03.  Statements to Certificateholders and
                    the Owner of the Excess Spread . 75
     Section 4.04.  Distribution of Reports to the
                    Trustee and the Company; Advances
                    by the Master Servicer . . . . . 77
     Section 4.05.  Allocation of Realized Losses. . 79
     Section 4.06.  Reports of Foreclosures and
                    Abandonment of Mortgaged Property 80
     Section 4.07.  Optional Purchase of
                    Defaulted Mortgage Loans . . . . 80

                       ARTICLE V

           THE CERTIFICATES AND EXCESS SPREAD

     Section 5.01.  The Certificates . . . . . . . . 82
     Section 5.02.  Registration of Transfer and
                    Exchange of Certificate and
                    Restrictions on Transfer of Excess
                    Spread . . . . . . . . . . . . . 83
     Section 5.03.  Mutilated, Destroyed, Lost
                    or Stolen Certificates . . . . . 88
     Section 5.04.  Persons Deemed Owners. . . . . . 89
     Section 5.05.  Appointment of Paying Agent. . . 89
     Section 5.06.  Optional Purchase of Certificates 89

                       ARTICLE VI

          THE COMPANY AND THE MASTER SERVICER

     Section 6.01.  Respective Liabilities of the
                    Company and the Master Servicer. 92
     Section 6.02.  Merger or Consolidation of the
                    Company or the Master Servicer;
                    Assignment of Rights and Delegation
                    of Duties by Master Servicer . . 92
     Section 6.03.  Limitation on Liability of the
                    Company, the Master Servicer and
                    Others.. . . . . . . . . . . . . 93
     Section 6.04.  Company and Master
                    Servicer Not to Resign . . . . . 94

                      ARTICLE VII

                        DEFAULT

     Section 7.01.  Events of Default. . . . . . . . 95
     Section 7.02.  Trustee or Company to Act;
                    Appointment of Successor . . . . 97
     Section 7.03.  Notification to Certificateholders 98
     Section 7.04.  Waiver of Events of Default. . . 98

                      ARTICLE VIII

                 CONCERNING THE TRUSTEE

     Section 8.01.  Duties of Trustee. . . . . . . . 99
     Section 8.02.  Certain Matters Affecting the
                    Trustee. . . . . . . . . . . . .101
     Section 8.03.  Trustee Not Liable for
                    Certificates or Mortgage Loans .102
     Section 8.04.  Trustee May Own Certificates . .102
     Section 8.05.  Master Servicer to Pay Trustee's
                    Fees and Expenses; Indemnification103
     Section 8.06.  Eligibility Requirements for Trustee104
     Section 8.07.  Resignation and Removal of the
                    Trustee. . . . . . . . . . . . .104
     Section 8.08.  Successor Trustee. . . . . . . .105
     Section 8.09.  Merger or Consolidation of Trustee106
     Section 8.10.  Appointment of Co-Trustee
                    or Separate Trustee. . . . . . .106
     Section 8.11.  Appointment of Custodians. . . .107
     Section 8.12.  Appointment of Office or Agency.107

                       ARTICLE IX

                      TERMINATION

     Section 9.01.  Termination Upon Purchase by the
                    Master Servicer or the Company or
                    Liquidation of All Mortgage Loans108
     Section 9.02.  Additional Termination Requirements110

                       ARTICLE X

                    REMIC PROVISIONS

     Section 10.01. REMIC Administration . . . . . .112
     Section 10.02. Master Servicer and Trustee
                    Indemnification. . . . . . . . .115

                       ARTICLE XI

                MISCELLANEOUS PROVISIONS

     Section 11.01. Amendment. . . . . . . . . . . .117
     Section 11.02. Recordation of Agreement;
                    Counterparts . . . . . . . . . .119
     Section 11.03. Limitation on Rights
                    of Certificateholders. . . . . .120
     Section 11.04. Governing Law. . . . . . . . . .121
     Section 11.05. Notices. . . . . . . . . . . . .121
     Section 11.06. Notices to Rating Agency . . . .121
     Section 11.07. Severability of Provisions . . .122



EXHIBITS

Exhibit A:     Form of Class A Certificate
Exhibit B:     Form of Class M Certificate
Exhibit C:     Form of Class B Certificate
Exhibit D:     Form of Class R Certificate
Exhibit E:     Form of Custodial Agreement
Exhibit F:     Mortgage Loan Schedule
Exhibit G:     Form of Seller/Servicer Contract
Exhibit H:     Forms of Request for Release
Exhibit I-1:   Form of Transfer Affidavit and Agreement
Exhibit I-2:   Form of Transferor Certificate
Exhibit J:     Form of Investor Representation Letter
Exhibit K:     Form of Transferor Representation Letter
Exhibit L:     Form of Rule 144A Investment Representation Letter
Exhibit M:     Text of Amendment to Pooling and Servicing
Agreement
               Pursuant to Section 11.01(e) for a Limited
Guaranty
Exhibit N:     Form of Limited Guaranty
Exhibit O:     Form of Lender Certification for Assignment of
               Mortgage Loan
Exhibit P:     Schedule of Discount Fractions

          This is a Pooling and Servicing Agreement, effective as of February 1, 1996, among RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as the company (together with its permitted successors and assigns, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with its permitted successors and assigns, the "Master Servicer"), and THE FIRST NATIONAL BANK OF CHICAGO, as trustee (together with its permitted successors and assigns, the "Trustee"),

                 PRELIMINARY STATEMENT:

          The Company intends to sell mortgage pass-through certificates (collectively, the "Certificates"), to be issued hereunder in multiple classes, which in the aggregate will evidence the entire beneficial ownership interest in the Mortgage Loans (as defined herein). As provided herein, the Master Servicer will make an election to treat the entire segregated pool of assets described in the definition of Trust Fund herein, and subject to this Agreement (including the Mortgage Loans but excluding the Initial Monthly Payment Fund), as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes and such segregated pool of assets will be designated as
the "REMIC."   The Class A-1, Class A-2, Class A-3, Class A-4,
Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates and the rights in and to the Excess Spread (as defined herein) will represent ownership of "regular interests" in the Trust Fund, and the Class R Certificates will be the sole class of "residual interest" in the Trust Fund, in each case for purposes of the REMIC Provisions (as defined herein) under federal income tax law.


          The following table sets forth the designation, type, Pass-Through Rate, aggregate Initial Certificate Principal Balance, Maturity Date, initial ratings and certain features for each Class of Certificates comprising the interests in the Trust Fund created hereunder.





                                   Aggregate
                                    Initial
                    Pass-Through   Principal
Designation   Type     Rate         Balance     Features



Class A-1   Senior       6.75%  $55,184,352.00  Senior
Class A-2   Senior       6.75%   21,274,070.00  Senior
Class A-3   Senior       6.75%   38,926,942.00  Senior
Class A-4   Senior       0.00%      177,268.15  Principal Only/
                                                Senior
Class R     Senior       6.75%          100.00  Residual
Class M-1  Mezzanine     6.75%    1,493,000.00  Mezzanine
Class M-2  Mezzanine     6.75%      597,000.00  Mezzanine
Class M-3  Mezzanine     6.75%      597,000.00  Mezzanine
Class B-1  Subordinate   6.75%      597,000.00  Subordinate
Class B-2  Subordinate   6.75%      299,000.00  Subordinate
Class B-3  Subordinate   6.75%      298,952.57  Subordinate



                Maturity             Initial  Ratings
Designation       Date                 S&P     Fitch



Class A-1      February 25, 2011      AAA      AAA
Class A-2      February 25, 2011      AAA      AAA
Class A-3      February 25, 2011      AAA      AAA
Class A-4      February 25, 2011      AAAr     AAA
Class R        February 25, 2011      AAA      AAA
Class M-1      February 25, 2011      AA       N/A
Class M-2      February 25, 2011      A        N/A
Class M-3      February 25, 2011      BBB      N/A
Class B-1      February 25, 2011      BB       N/A
Class B-2      February 25, 2011      B        N/A
Class B-3      February 25, 2011      N/A      N/A




          The Mortgage Loans have an aggregate Cut-off Date
Principal Balance equal to $119,444,684.72. The Mortgage Loans are fixed rate mortgage loans having terms to maturity at origination or modification of not more than 15 years.


          In consideration of the mutual agreements herein contained, the Company, the Master Servicer and the Trustee agree as follows:

                       ARTICLE I

                      DEFINITIONS

          Section 1.01.  Definitions.

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

          Accrued Certificate Interest: With respect to each Distribution Date, as to any Class A Certificate (other than the Class A-4 Certificates, which are not entitled to distributions of interest), any Class M Certificate, any Class B Certificate or any
Class R Certificate, one month's interest accrued at the related Pass-Through Rate on the Certificate Principal Balance thereof immediately prior to such Distribution Date. Accrued Certificate Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. In each case Accrued Certificate Interest on any Class of Certificates will be reduced by the amount of (i) Prepayment Interest Shortfalls (to the extent not offset by the Master Servicer with a payment of Compensating Interest as provided in Section 4.01), (ii) the interest portion (adjusted to the Net Mortgage Rate) of Realized Losses (including Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses) not allocated solely to one or more specific Classes of Certificates pursuant to
Section 4.05, (iii) the interest portion of Advances previously made with respect to a Mortgage Loan or REO Property which remained unreimbursed following the Cash Liquidation or REO Disposition of such Mortgage Loan or REO Property that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any other interest shortfalls not covered by the subordination provided by the Class M Certificates and Class B Certificates, including interest that is not collectible from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations as in effect from time to time, with all such reductions allocated among all of the Certificates and to the Excess Spread in proportion to their respective amounts of Accrued Certificate Interest and the amount of Excess Spread payable on such Distribution Date which would have resulted absent such reductions. In addition to that portion of the reductions described in the preceding sentence that are allocated to any Class of Class B Certificates or any Class of Class M Certificates, Accrued Certificate Interest on such Class of Class B Certificates or such Class of Class M Certificates will be reduced by the interest portion (adjusted to the Net Mortgage
Rate) of Realized Losses that are allocated solely to such Class of Class B Certificates or such Class of Class M Certificates pursuant to Section 4.05. The Class A-4 Certificates receive no distributions of Accrued Certificate Interest.

  Adjusted Mortgage Rate:  With respect to any Mortgage
Loan and any date of determination, the Mortgage Rate borne by the related Mortgage Note, less the rate at which the related
Subservicing Fee accrues.

  Advance: As to any Mortgage Loan, any advance made by the Master Servicer, pursuant to Section 4.04.

  Affiliate:  With respect to any Person, any other
Person controlling, controlled by or under common control with such first Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

  Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

  Amount Held for Future Distribution:  As to any
Distribution Date, the total of the amounts held in the Custodial Account at the close of business on the preceding Determination Date on account of (i) Liquidation Proceeds, Insurance Proceeds, Principal Prepayments, Mortgage Loan purchases made pursuant to
Section 2.02, 2.03 or 2.04 and Mortgage Loan substitutions made pursuant to Section 2.03 or 2.04 received or made in the month of such Distribution Date (other than such Liquidation Proceeds, Insurance Proceeds and purchases of Mortgage Loans that the Master
Servicer has deemed to have been received in the preceding month in accordance with Section 3.07(b)) and (ii) payments which represent early receipt of scheduled payments of principal and interest due on a date or dates subsequent to the related Due Date.

  Appraised Value: As to any Mortgaged Property, the lesser of (i) the appraised value of such Mortgaged Property based upon the appraisal made at the time of the origination of the related Mortgage Loan, and (ii) the sales price of the Mortgaged Property at such time of origination, except in the case of a Mortgaged Property securing a refinanced or modified Mortgage Loan as to which it is either the appraised value determined above or the appraised value determined in an appraisal at the time of refinancing or modification, as the case may be.

  Assignment: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage Loan to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county, if permitted by law and accompanied by an Opinion of Counsel to that effect.

  Assignment Agreement:  The Assignment and Assumption
Agreement, dated as of February 29, 1996, between Residential
Funding and the Company relating to the transfer and assignment of the Mortgage Loans.

  Assignment of Proprietary Lease: With respect to a Cooperative Loan, the assignment of the related Cooperative Lease from the Mortgagor to the originator of the Cooperative Loan.

  Available Distribution Amount:  As to any Distribution
Date, an amount equal to (a) the sum of (i) the amount relating to the Mortgage Loans on deposit in the Custodial Account as of the close of business on the immediately preceding Determination Date and amounts deposited in the Custodial Account in connection with the substitution of Qualified Substitute Mortgage Loans, (ii) the amount of any Advance made on the immediately preceding Certificate Account Deposit Date, (iii) any amount deposited in the Custodial Account pursuant to Section 3.12(a) and (iv) any amount deposited in the Certificate Account pursuant to Sections 2.01(f) and 4.07, reduced by (b) the sum as of the close of business on the immediately preceding Determination Date of (w) aggregate Foreclosure Profits, (x) the Amount Held for Future Distribution, and (y) amounts permitted to be withdrawn by the Master Servicer from the Custodial Account in respect of the Mortgage Loans pursuant to clauses (ii)-(x), inclusive, of Section
3.10(a).

  Bankruptcy Amount: As of any date of determination, an amount equal to the excess, if any, of (A) $100,000 over (B) the aggregate amount of Bankruptcy Losses allocated solely to one or more specific Classes of Certificates in accordance with
Section 4.05.

  Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

  Bankruptcy Loss: With respect to any Mortgage Loan, a Deficient Valuation or Debt Service Reduction; provided, however, that neither a Deficient Valuation nor a Debt Service Reduction shall be deemed a Bankruptcy Loss hereunder so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (A) the related Mortgage Loan is not in default with regard to payments due thereunder or (B) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable primary hazard insurance policy and any related escrow payments in respect of such Mortgage Loan are being advanced on a current basis by the Master Servicer or a Subservicer, in either case without giving effect to any Debt Service Reduction.

  Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee.

  Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of
New York, the State of Michigan, the State of California or the State of Illinois (and such other state or states in which the Custodial Account or the Certificate Account are at the time located) are required or authorized by law or executive order to be closed.

  Buydown Funds: Any amount contributed by the seller of a Mortgaged Property, the Company or other source in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.

Buydown Funds are not part of the Trust Fund prior to deposit into the Custodial or Certificate Account.

  Buydown Mortgage Loan: Any Mortgage Loan as to which a specified amount of interest is paid out of related Buydown
Funds in accordance with a related buydown agreement.

  Cash Liquidation: As to any defaulted Mortgage Loan other than a Mortgage Loan as to which an REO Acquisition occurred, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.

  Certificate:  Any Class A Certificate, Class M
Certificate, Class B Certificate or Class R Certificate.

  Certificate Account: The account or accounts created and maintained pursuant to Section 4.01, which shall be entitled "The First National Bank of Chicago, as trustee, in trust for the registered holders of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates and the Owner of the Excess Spread, Series 1996-S5" and which must be an Eligible Account.

  Certificate Account Deposit Date:  As to any
Distribution Date, the Business Day prior thereto.

  Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that neither a Disqualified Organization nor a Non-United States Person shall be a holder of a Class R Certificate for purposes hereof and, solely for the purpose of giving any consent or direction pursuant to this Agreement, any Certificate, other than a Class R Certificate, registered in the name of the Company, the Master Servicer or any Subservicer or any Affiliate thereof shall be deemed not to be outstanding and the Percentage Interest or Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights necessary to effect any such consent or direction has been obtained. All references herein to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

  Certificate Owner:  With respect to a Book-Entry
Certificate, the Person who is the beneficial owner of such Certificate, as reflected on the books of an indirect participating brokerage firm for which a Depository Participant acts as agent, if any, and otherwise on the books of a Depository
Participant, if any, and otherwise on the books of the Depository.

  Certificate Principal Balance:  With respect to each
Class A Certificate and Class R Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance or amount thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate), pursuant to Section 4.05. With respect to each Class M Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class M Certificate as specified on the face thereof, minus
(ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the Certificate Principal Balance of each Class M Certificate of those Class M Certificates outstanding with the highest numerical designation at any given time shall thereafter be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over (B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding. With respect to each Class B Certificate, on any date of determination, an amount equal to (i) the Initial Certificate Principal Balance of such Class B Certificate as specified on the face thereof, minus (ii) the sum of (x) the aggregate of all amounts previously distributed with respect to such Certificate (or any predecessor Certificate) and applied to reduce the Certificate Principal Balance thereof pursuant to Section 4.02(a) and (y) the aggregate of all reductions in Certificate Principal Balance deemed to have occurred in connection with Realized Losses which were previously allocated to such Certificate (or any predecessor Certificate) pursuant to Section 4.05; provided, that the Certificate Principal
Balance of each Class B Certificate of those Class B Certificates outstanding with the highest numerical designation at any given time shall be calculated to equal the Percentage Interest evidenced by such Certificate times the excess, if any, of (A) the then aggregate Stated Principal Balance of the Mortgage Loans over
(B) the then aggregate Certificate Principal Balance of all other Classes of Certificates then outstanding.

  Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to
Section 5.02.

  Class: Collectively, all of the Certificates bearing the same designation.

  Class A Certificate:  Any one of the Class A-1, Class
A-2, Class A-3 or Class A-4 Certificates, executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit A, each such Certificate evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

  Class A-4 Collection Shortfall:  With respect to the
Final Disposition of a Discount Mortgage Loan and any
Distribution
Date, the excess, if any, of the amount described in Section
4.02(b)(i)(C)(1) over the amount described in Section
4.02(b)(i)(C)(2).

  Class A-4 Principal Distribution Amount: As defined in Section 4.02(b)(i).

  Class B Certificate:  Any one of the Class B-1
Certificates, Class B-2 Certificates or Class B-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit C and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

  Class B Percentage:  The sum of the Class B-1
Percentage, Class B-2 Percentage and Class B-3 Percentage.

  Class B-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

  Class B-1 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.00%.

  Class B-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

  Class B-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 0.50%.

  Class B-3 Percentage:  With respect to any
Distribution Date, a fraction expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all the Mortgage Loans (or related REO
Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

  Class B-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution
Date is greater than or equal to 0.25%.

  Class M Certificate:  Any one of the Class M-1
Certificates, Class M-2 Certificates or Class M-3 Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit B and evidencing an interest designated as a "regular interest" in the Trust Fund for purposes of the REMIC Provisions.

  Class M Percentage:  The sum of the Class M-1
Percentage, Class M-2 Percentage and Class M-3 Percentage.

  Class M-1 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

  Class M-2 Percentage:  With respect to any
Distribution Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

  Class M-2 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-2 Certificates, Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 2.00%.

  Class M-3 Percentage: With respect to any Distribution
Date, a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage
Loan)
immediately prior to such Distribution Date.

  Class M-3 Prepayment Distribution Trigger: With respect to any Distribution Date, a test that shall be satisfied if the fraction (expressed as a percentage) equal to the sum of the Certificate Principal Balances of the Class M-3 Certificates, Class B-1 Certificates, Class B-2 Certificates and Class B-3 Certificates immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) immediately prior to such Distribution Date is greater than or equal to 1.50%.

  Class R Certificate:  Any one of the Class R
Certificates executed by the Trustee and authenticated by the Certificate Registrar substantially in the form annexed hereto as Exhibit D and evidencing an interest designated as a "residual interest" in the Trust Fund for purposes of the REMIC Provisions.

  Closing Date:  February 29, 1996.

  Code:  The Internal Revenue Code of 1986.

  Compensating Interest: With respect to any Distribution Date, an amount equal to Prepayment Interest Shortfalls resulting from Principal Prepayments in Full during the related Prepayment Period, but not more than the lesser of (a) one-twelfth of 0.125% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date and
(b) the sum of the Servicing Fee, all income and gain on amounts held in the Custodial Account and the Certificate Account and payable to the Certificateholders and the Owner of the Excess Spread with respect to such Distribution Date and servicing compensation to which the Master Servicer may be entitled pursuant to Section 3.10(a)(v) and (vi); provided that for purposes of this definition the amount of the Servicing Fee will not be reduced pursuant to Section 7.02 except as may be required pursuant to the last sentence of such Section.

  Cooperative: A private, cooperative housing corporation organized under the laws of, and headquartered in, the
State of New York which owns or leases land and all or part of a building or buildings located in the State of New York, including apartments, spaces used for commercial purposes and common areas therein and whose board of directors authorizes, among other things, the sale of Cooperative Stock.

  Cooperative Apartment: A dwelling unit in a multi-dwelling building owned or leased by a Cooperative, which unit the Mortgagor has an exclusive right to occupy pursuant to the terms of a proprietary lease or occupancy agreement.

  Cooperative Lease:  With respect to a Cooperative
Loan, the proprietary lease or occupancy agreement with respect to the Cooperative Apartment occupied by the Mortgagor and relating to the related Cooperative Stock, which lease or agreement confers an exclusive right to the holder of such Cooperative Stock to occupy such apartment.

  Cooperative Loans: Any of the Mortgage Loans made in respect of a Cooperative Apartment, evidenced by a Mortgage Note and secured by (i) a Security Agreement, (ii) the related Cooperative Stock Certificate, (iii) an assignment of the Cooperative Lease, (iv) financing statements and (v) a stock power
(or other similar instrument), and ancillary thereto, a recognition agreement between the Cooperative and the originator of the Cooperative Loan, each of which was transferred and assigned to the Trustee pursuant to Section 2.01 and are from time to time held as part of the Trust Fund.

  Cooperative Stock:  With respect to a Cooperative
Loan, the single outstanding class of stock, partnership interest or other ownership instrument in the related Cooperative.

  Cooperative Stock Certificate:  With respect to a
Cooperative Loan, the stock certificate or other instrument evidencing the related Cooperative Stock.

  Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this instrument is located at One First National Plaza, Chicago, Illinois 60670-0126,
Attention: Residential Funding Corporation Series 1996-S5.

  Credit Support Depletion Date:  The first Distribution
Date on which the Senior Percentage equals 100%.

  Curtailment:  Any Principal Prepayment made by a
Mortgagor which is not a Principal Prepayment in Full.

  Custodial Account: The custodial account or accounts created and maintained pursuant to Section 3.07 in the name of a depository institution, as custodian for the holders of the Certificates, for the holders of certain other interests in mortgage loans serviced or sold by the Master Servicer and for the
Master Servicer, into which the amounts set forth in Section 3.07 shall be deposited directly. Any such account or accounts shall be an Eligible Account.

  Custodial Agreement: An agreement that may be entered into among the Company, the Master Servicer, the Trustee and a Custodian in substantially the form of Exhibit E hereto.

  Custodian: A custodian appointed pursuant to a Custodial Agreement.

  Cut-off Date: February 1, 1996.

  Cut-off Date Principal Balance:  As to any Mortgage
Loan, the unpaid principal balance thereof at the Cut-off Date after giving effect to all installments of principal due on or prior thereto, whether or not received.

  Debt Service Reduction:  With respect to any Mortgage
Loan, a reduction in the scheduled Monthly Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, except such a reduction constituting a Deficient Valuation.

  Deficient Valuation:  With respect to any Mortgage
Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any scheduled Monthly Payment that constitutes a permanent forgiveness of principal, which valuation or reduction results from a proceeding under the Bankruptcy Code.

  Definitive Certificate: Any definitive, fully registered Certificate.

  Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan.

  Depository: The Depository Trust Company, or any successor Depository hereafter named. The nominee of the initial Depository for purposes of registering those Certificates that are to be Book-Entry Certificates is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York and a "clearing agency" registered pursuant to the provisions of
Section 17A of the Securities Exchange Act of 1934, as amended.

  Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

  Destroyed Mortgage Note: A Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

  Determination Date:  With respect to any Distribution
Date, the 20th day (or if such 20th day is not a Business Day, the
Business Day immediately following such 20th day) of the month of the related Distribution Date.

  Discount Fraction:  With respect to each Discount
Mortgage Loan, the fraction expressed as a percentage, the numerator of which is 6.75% minus the Net Mortgage Rate (or the initial Net Mortgage Rate with respect to any Discount Mortgage Loans as to which the Mortgage Rate is modified pursuant to 3.07(a)) for such Mortgage Loan and the denominator of which is 6.75%. The Discount Fraction with respect to each Discount Mortgage Loan is set forth on Exhibit P attached hereto.

  Discount Mortgage Loan:  Any Mortgage Loan having a
Net Mortgage Rate (or an initial Net Mortgage Rate) of less than
6.75% and any Mortgage Loan deemed to be a Discount Mortgage Loan pursuant to the definition of Qualified Substitute Mortgage Loan.

  Disqualified Organization: Any organization defined as a "disqualified organization" under Section 860E(e)(5) of the Code, which includes any of the following: (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers' cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code and (v) any other Person so designated by the Trustee based upon an Opinion of Counsel that the holding of an Ownership Interest in a Class R Certificate by such Person may cause the Trust Fund or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Class R Certificate to such
Person. The terms "United States", "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code or successor provisions.

  Distribution Date: The 25th day of any month beginning in the month immediately following the month of the initial issuance of the Certificates or, if such 25th day is not a
Business Day, the Business Day immediately following such 25th day.

  Due Date: With respect to any Distribution Date, the first day of the month in which such Distribution Date occurs.

  Due Period: With respect to any Distribution Date, the period commencing on the second day of the month preceding the month of such Distribution Date and ending on the related Due
Date.

  Eligible Account: An account that is any of the following: (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in its highest rating available, or (ii) an account or accounts in a depository institution in which such accounts are fully insured to the limits established by the FDIC, provided that any deposits not so insured shall, to the extent acceptable to each Rating Agency, as evidenced in writing, be maintained such that (as evidenced by an Opinion of Counsel delivered to the Trustee and each Rating Agency) the registered Holders of Certificates have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (iii) in the case of the Custodial Account, either (A) a trust account or accounts maintained in the corporate trust department of The First
National Bank of Chicago or (B) an account or accounts maintained in the corporate asset services department of The First National Bank of Chicago, as long as its short term debt obligations are rated P-1 (or the equivalent) or better by each Rating Agency and its long term debt obligations are rated A2 (or the equivalent) or better, by each Rating Agency, or (iv) in the case of the Certificate Account, a trust account or accounts maintained in the corporate trust division of The First National Bank of Chicago, or
(v) an account or accounts of a depository institution acceptable to each Rating Agency (as evidenced in writing by each Rating Agency that use of any such account as the Custodial Account or the Certificate Account will not reduce the rating assigned to any
Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency).

  Eligible Funds: On any Distribution Date means the portion, if any, of the Available Distribution Amount remaining after reduction by the sum of the Senior Interest Distribution Amount, the Senior Principal Distribution Amount (determined without regard to Section 4.02(a)(ii)(Y)(D)), the Class A-4 Principal Distribution Amount (determined without regard to
Section 4.02(b)(i)(E)) and the aggregate amount of Accrued Certificate Interest on the Class M, Class B-1 and Class B-2 Certificates.

  Event of Default:  As defined in Section 7.01.

  Excess Bankruptcy Loss: Any Bankruptcy Loss, or portion thereof, which exceeds the then applicable Bankruptcy
Amount.

  Excess Fraud Loss: Any Fraud Loss, or portion thereof, which exceeds the then applicable Fraud Loss Amount.

  Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, that exceeds the then applicable Special
Hazard Amount.

  Excess Spread: With respect to any Distribution Date, the aggregate of one month's interest on the Stated Principal Balance of each Mortgage Loan at the applicable Spread Rate, calculated on the basis of a 360-day year consisting of twelve 30-day months. Excess Spread on any Distribution Date will be reduced by the interest shortfalls described in clauses (i) through (iv) of the definition of Accrued Certificate Interest, to the extent allocated thereto pursuant to the provisions of such definition.

  Excess Subordinate Principal Amount: With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates (as established in Section 4.05 hereof) then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the excess, if any, of (i) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date over (ii) the excess, if any, of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such
Distribution Date over the aggregate amount of Realized Losses to be allocated to such classes of Certificates on such Distribution Date, as reduced by any amount calculated pursuant to Section 4.02(b)(i)(E).

  Extraordinary Events: Any of the following conditions with respect to a Mortgaged Property or Mortgage Loan causing or resulting in a loss which causes the liquidation of such Mortgage
Loan:

       (a) losses that are of the type that would be covered by the fidelity bond and the errors and omissions insurance policy required to be maintained pursuant to Section 3.12(b) but are in excess of the coverage maintained thereunder;

       (b) nuclear reaction or nuclear radiation or radioactive contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote or be in whole or in part caused by, contributed to or aggravated by a peril covered by the definition of the term "Special
  Hazard Loss";

       (c) hostile or warlike action in time of peace or war, including action in hindering, combatting or defending against an actual, impending or expected attack:

                 1.   by any government or sovereign power,
       de jure or de facto, or by any authority maintaining or using military, naval or air forces; or

                 2.   by military, naval or air forces; or

                 3.   by an agent of any such government,
       power, authority or forces;

       (d) any weapon of war employing atomic fission or radioactive force whether in time of peace or war;
  or

       (e) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combatting or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority; or risks of contraband or illegal transportation or trade.

  Extraordinary Losses:  Any loss incurred on a Mortgage
Loan caused by or resulting from an Extraordinary Event.

  FDIC: Federal Deposit Insurance Corporation or any successor thereto.

  FHLMC: Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of
1970, as amended, or any successor thereto.

  Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 9.01 which Final Distribution Date shall in no event be later than the end of the 90-day liquidation period described in Section 9.02.

  Fitch: Fitch Investors Service, L.P. or its successor in interest.

  FNMA: Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter
Act, or any successor thereto.

  Foreclosure Profits: As to any Distribution Date or related Determination Date and any Mortgage Loan, the excess, if any, of Liquidation Proceeds, Insurance Proceeds and REO Proceeds (net of all amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of each Mortgage Loan or REO Property for which a Cash Liquidation or REO Disposition occurred in the related Prepayment Period over the sum of the unpaid principal balance of such Mortgage Loan or REO Property (determined, in the case of an REO Disposition, in accordance with Section 3.14) plus accrued and unpaid interest at the Mortgage Rate on such unpaid principal balance from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

  Fraud Loss Amount: As of any date of determination after the Cut-off Date, an amount equal to: (X) prior to the third anniversary of the Cut-off Date an amount equal to 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amount of Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the Cut-off Date up to such date of determination and (Y) from the third to the fifth anniversary of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (b) 0.50% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 since the most recent anniversary of the Cut-off Date up to such date of determination.

On and after the fifth anniversary of the Cut-off Date the Fraud
Loss Amount shall be zero.

  The Fraud Loss Amount may be further reduced by the Master Servicer (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and
(ii) provide a copy of such written confirmation to the Trustee.

  Fraud Losses: Losses on Mortgage Loans as to which there was fraud in the origination of such Mortgage Loan.

  Independent:  When used with respect to any specified
Person, means such a Person who (i) is in fact independent of the Company, the Master Servicer and the Trustee, or any Affiliate thereof, (ii) does not have any direct financial interest or any material indirect financial interest in the Company, the Master Servicer or the Trustee or in an Affiliate thereof, and (iii) is not connected with the Company, the Master Servicer or the Trustee as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

  Initial Certificate Principal Balance: With respect to each Class of Certificates, the Certificate Principal Balance of such Class of Certificates as of the Cut-off Date as set forth in the Preliminary Statement hereto.


  Initial Monthly Payment Fund:  As defined in Section
2.01(f).

  Insurance Proceeds: Proceeds paid in respect of the Mortgage Loans pursuant to any Primary Insurance Policy or any other related insurance policy covering a Mortgage Loan, to the extent such proceeds are payable to the mortgagee under the Mortgage, any Subservicer, the Master Servicer or the Trustee and are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the procedures that the Master Servicer would follow in servicing mortgage loans held for its own account.

  Insurer:  Any named insurer under any Primary
Insurance Policy or any successor thereto or the named insurer in any replacement policy.

  Late Collections: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Insurance Proceeds, Liquidation
Proceeds or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous
Due Period and not previously recovered.

  Liquidation Proceeds:  Amounts (other than Insurance
Proceeds) received by the Master Servicer in connection with the taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than REO Proceeds.

  Loan-to-Value Ratio: As of any date, the fraction, expressed as a percentage, the numerator of which is the current principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

  Maturity Date: The latest possible maturity date, solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, by which the Certificate Principal Balance of each Class of Certificates representing a regular interest in the Trust
Fund and the rights to the Excess Spread would be reduced to zero, which is February 25, 2011, the Distribution Date immediately following the latest scheduled maturity date of any Mortgage Loan.

  Monthly Payment:  With respect to any Mortgage Loan
(including any REO Property) and any Due Date, the payment of principal and interest due thereon in accordance with the amortization schedule at the time applicable thereto (after adjustment, if any, for Curtailments and for Deficient Valuations occurring prior to such Due Date but before any adjustment to such amortization schedule by reason of any bankruptcy, other than a Deficient Valuation, or similar proceeding or any moratorium or similar waiver or grace period).

  Moody's: Moody's Investors Service, Inc., or its successor in interest.

  Mortgage: With respect to each Mortgage Note related to a Mortgage Loan which is not a Cooperative Loan, the mortgage, deed of trust or other comparable instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

  Mortgage File:  The mortgage documents listed in
Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

  Mortgage Loan Schedule:  The list of the Mortgage
Loans attached hereto as Exhibit F (as amended from time to time to reflect the addition of Qualified Substitute Mortgage Loans), which list shall set forth at a minimum the following information as to each Mortgage Loan:

  (i)  the Mortgage Loan identifying number ("RFC LOAN
       #");

  (ii) the street address of the Mortgaged Property including state and zip code ("ADDRESS");

  (iii)          the maturity of the Mortgage Note ("MATURITY
                 DATE");

  (iv) the Mortgage Rate ("ORIG RATE");

  (v)  the Subservicer pass-through rate ("CURR NET");

  (vi) the Net Mortgage Rate ("NET MTG RT");

  (vii)          the Spread Rate ("SPREAD");

  (viii) the initial scheduled monthly payment of principal, if any, and interest ("ORIGINAL
                 P & I");

  (ix) the Cut-off Date Principal Balance ("PRINCIPAL
       BAL");

  (x)  the Loan-to-Value Ratio at origination ("LTV");

  (xi) the rate at which the Subservicing Fee accrues
       ("SUBSERV FEE") and at which the Servicing Fee accrues ("MSTR SERV FEE");

  (xii)          a code "T," "BT" or "CT" under the column "LN
                 FEATURE," indicating that the Mortgage Loan is secured by a second or vacation residence; and

  (xiii) a code "N" under the column "OCCP CODE," indicating that the Mortgage Loan is secured by a non-owner occupied residence.

Such schedule may consist of multiple reports that collectively set forth all of the information requested.

  Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held or deemed to be held as a part of the Trust Fund, the Mortgage Loans originally so held being identified in the initial Mortgage Loan Schedule, and Qualified Substitute Mortgage Loans held or deemed held as part of the Trust
Fund including, without limitation, (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease and Mortgage File and all rights appertaining thereto, and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, each related Mortgage Note, Mortgage and Mortgage File and all rights appertaining thereto.

  Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with any modification thereto.

  Mortgage Rate: As to any Mortgage Loan, the interest rate borne by the related Mortgage Note, or any modification thereto.

  Mortgaged Property: The underlying real property securing a Mortgage Loan.

  Mortgagor:  The obligor on a Mortgage Note.

  Net Mortgage Rate: As to each Mortgage Loan, a per annum rate of interest equal to the Adjusted Mortgage Rate less the per annum rate at which the Servicing Fee is calculated.

  Non-Discount Mortgage Loan: A Mortgage Loan that is not a Discount Mortgage Loan.

  Non-Primary Residence Loans: The Mortgage Loans designated as secured by second or vacation residences, or by non-owner occupied residences, on the Mortgage Loan Schedule.

  Non-United States Person:  Any Person other than a
United States Person.

  Nonrecoverable Advance: Any Advance previously made or proposed to be made by the Master Servicer in respect of a Mortgage Loan (other than a Deleted Mortgage Loan) which, in the good faith judgment of the Master Servicer, will not, or, in the case of a proposed Advance, would not, be ultimately recoverable by the Master Servicer from related Late Collections, Insurance Proceeds, Liquidation Proceeds, REO Proceeds or amounts reimbursable to the Master Servicer pursuant to Section 4.02(a) hereof.

  Nonsubserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is not subject to a Subservicing
Agreement.

  Officers' Certificate: A certificate signed by the Chairman of the Board, the President or a Vice President or Assistant Vice President, or a Director or Managing Director, and by the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Company or the Master Servicer, as the case may be, and delivered to the Trustee, as required by this Agreement.

  Opinion of Counsel: A written opinion of counsel acceptable to the Trustee and the Master Servicer, who may be counsel for the Company or the Master Servicer, provided that any opinion of counsel (i) referred to in the definition of "Permitted
Transferee" or (ii) relating to the qualification of the Trust Fund as a REMIC or compliance with the REMIC Provisions must, unless otherwise specified, be an opinion of Independent counsel.

  Original Senior Percentage: The fraction, expressed as a percentage, the numerator of which is the aggregate Initial Certificate Principal Balance of the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans (other than the related Discount Fraction of the Discount Mortgage Loans), which is approximately 96.75% as of the Closing Date.

  Outstanding Mortgage Loan:  As to any Due Date, a
Mortgage Loan (including an REO Property) which was not the subject of a Principal Prepayment in Full, Cash Liquidation or REO
Disposition and which was not purchased, deleted or substituted for prior to such Due Date pursuant to Section 2.02, 2.03 or 2.04.

  Owner or Holder: With respect to the Excess Spread, Residential Funding or its designee, as the owner of all right, title and interest in and to the Excess Spread. Solely for the purpose of giving any consent or direction pursuant to this Agreement, as long as Residential Funding or any Affiliate thereof is Master Servicer and the Excess Spread remains uncertificated, the Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Voting Rights necessary to effect any such consent or direction has been obtained.

  Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

  Pass-Through Rate:  With respect to the Class A
Certificates (other than the Class A-4 Certificates), Class M Certificates, Class B Certificates and Class R Certificates and any Distribution Date, the per annum rate set forth in the Preliminary Statement hereto. The Class A-4 Certificates have no Pass-Through Rate and are not entitled to Accrued Certificate Interest.

  Paying Agent: The First National Bank of Chicago or any successor Paying Agent appointed by the Trustee.

  Percentage Interest:  With respect to any Certificate
(other than a Class R Certificate), the undivided percentage ownership interest in the related Class evidenced by such Certificate, which percentage ownership interest shall be equal to the Initial Certificate Principal Balance thereof divided by the aggregate Initial Certificate Principal Balance of all of the Certificates of the same Class. With respect to a Class R Certificate, the interest in distributions to be made with respect to such Class evidenced thereby, expressed as a percentage, as stated on the face of each such Certificate.

  Permitted Investments:  One or more of the following:

       (i)       obligations of or guaranteed as to
  principal and interest by the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

       (ii)      repurchase agreements on obligations
  specified in clause (i) maturing not more than one month from the date of acquisition thereof, provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in its highest short-term rating available;

       (iii)     federal funds, certificates of deposit,
  demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United
  States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof or of any domestic branch of a foreign depository institution or trust company; provided that the debt obligations of such depository institution or trust company (or, if the only Rating Agency is Standard & Poor's, in the case of the principal depository institution in a depository institution holding company, debt obligations of the depository institution holding company) at the date of acquisition thereof have been rated by each Rating Agency in its highest short-term rating available; and provided further that, if the only Rating Agency is Standard & Poor's and if the depository or trust company is a principal subsidiary of a bank holding company and the debt obligations of such subsidiary are not separately rated, the applicable rating shall be that of the bank holding company; and, provided further that, if the original maturity of such short-term obligations of a domestic branch of a foreign depository institution or trust company shall exceed 30 days, the short-term rating of such institution shall be A-1+ in the case of Standard
  & Poor's if Standard & Poor's is the Rating Agency;

       (iv)      commercial paper (having original
  maturities of not more than 365 days) of any corporation incorporated under the laws of the United
  States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term rating available; provided that such commercial paper shall have a remaining maturity of not more than 30 days;

       (v)       a money market fund or a qualified
  investment fund rated by each Rating Agency in its highest long-term rating available; and

       (vi) other obligations or securities that are acceptable to each Rating Agency as a Permitted
  Investment hereunder and will not reduce the rating assigned to any Class of Certificates by such Rating
  Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency, as evidenced in writing;

provided, however, that no instrument shall be a Permitted Investment if it represents, either (1) the right to receive only interest payments with respect to the underlying debt instrument or (2) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations. References herein to the highest rating available on unsecured long-term debt shall mean AAA in the case of Standard & Poor's and Fitch and Aaa in the case of Moody's, and references herein to the highest rating available on unsecured commercial paper and short-term debt obligations shall mean A-1 in the case of Standard & Poor's, P-1 in the case of Moody's and either A-1 by Standard & Poor's, P-1 by
Moody's or F-1 by Fitch in the case of Fitch.

  Permitted Transferee:  Any Transferee of a Class R
Certificate, other than a Disqualified Organization or Non-United
States Person.

  Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

  Pool Stated Principal Balance: As to any date of determination, the aggregate of the Stated Principal Balances of each Mortgage Loan that was an Outstanding Mortgage Loan on the Due Date in the month preceding the month of such date of determination.

  Prepayment Assumption: A prepayment assumption of 200% of the standard prepayment assumption, used for determining the accrual of original issue discount and market discount and premium on the Certificates for federal income tax purposes. The standard prepayment assumption assumes a constant rate of prepayment of mortgage loans of 0.20% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans, increasing by an additional 0.20% per annum in each succeeding month until the thirtieth month, and a constant 6% per annum rate of prepayment thereafter for the life of the mortgage loans.

  Prepayment Distribution Percentage:   With respect to
any Distribution Date and each Class of Class M Certificates and
Class B Certificates, under the applicable circumstances set forth below, the respective percentages set forth below:

  (i)  For any Distribution Date on which the Class M-1
       Certificates are outstanding and prior to the later to occur of (x) the Distribution Date in March 2003 and (y) the Distribution Date on which the sum of the Class M-2 Percentage, Class M-3 Percentage and Class B Percentage
       (before taking into account such month's distribution) equals or exceeds 4.01%:

       (a) in the case of the Class M-1 Certificates, 100%; and

       (b)       in the case of each other Class of Class M
                 Certificates and each Class of Class B
                 Certificates, 0%.

 (ii) For any Distribution Date on which any Class of Class M or Class B Certificates are outstanding not discussed in clause (i) above:

                 (a)  in the case of the Class of Class M
       Certificates then outstanding with the lowest numerical designation, or in the event the Class
       M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and each other Class of Class M Certificates and Class B
       Certificates for which the related Prepayment
       Distribution Trigger has been satisfied, a fraction, expressed as a percentage, the numerator of which is the Certificate Principal
       Balance of such Class immediately prior to such date and the denominator of which is the sum of the Certificate Principal Balances immediately prior to such date of (1) the Class of Class M
       Certificates then outstanding with the lowest numerical designation, or in the event the Class
       M Certificates are no longer outstanding, the Class of Class B Certificates then outstanding with the lowest numerical designation and (2) all other Classes of Class M Certificates and Class B Certificates for which the respective
       Prepayment Distribution Triggers have been satisfied; and

                 (b)  in the case of each other Class of
       Class M Certificates and Class B Certificates for which the Prepayment Distribution Triggers have not been satisfied, 0%; and

       (iii)     Notwithstanding the foregoing, if the
  application of the foregoing percentages on any Distribution Date as provided in Section 4.02
  (determined without regard to the proviso to the definition of "Subordinate Principal Distribution
  Amount") would result in a distribution in respect of principal of any Class or Classes of Class M
  Certificates and Class B Certificates in an amount greater than the remaining Certificate Principal
  Balance thereof (any such class, a "Maturing Class"), then: (a) the Prepayment Distribution Percentage of each Maturing Class shall be reduced to a level that, when applied as described above, would exactly reduce the Certificate Principal Balance of such Class to zero; (b) the Prepayment Distribution Percentage of each other Class of Class M Certificates and Class B
  Certificates (any such Class, a "Non-Maturing Class") shall be recalculated in accordance with the provisions in paragraph (ii) above, as if the Certificate Principal Balance of each Maturing Class had been reduced to zero (such percentage as recalculated, the "Recalculated Percentage"); (c) the total amount of the reductions in the Prepayment
  Distribution Percentages of the Maturing Class or
  Classes pursuant to clause (a) of this sentence, expressed as an aggregate percentage, shall be allocated among the Non-Maturing Classes in proportion to their respective Recalculated Percentages (the portion of such aggregate reduction so allocated to any Non-Maturing Class, the "Adjustment Percentage");
  and (d) for purposes of such Distribution Date, the Prepayment Distribution Percentage of each Non-Maturing Class shall be equal to the sum of (1) the
  Prepayment Distribution Percentage thereof, calculated in accordance with the provisions in paragraph (ii) above as if the Certificate Principal Balance of each Maturing Class had not been reduced to zero, plus (2) the related Adjustment Percentage.

  Prepayment Distribution Trigger:  The Class M-2
Prepayment Distribution Trigger, Class M-3 Prepayment
Distribution
Trigger, Class B-1 Prepayment Distribution Trigger, Class B-2
Prepayment Distribution Trigger or Class B-3 Prepayment
Distribution Trigger.

  Prepayment Interest Shortfall:  As to any Distribution
Date and any Mortgage Loan (other than a Mortgage Loan relating to an REO Property) that was the subject of (a) a Principal Prepayment in Full during the related Prepayment Period, an amount equal to the excess of one month's interest at the Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan over the amount of interest (adjusted to the Net Mortgage Rate) paid by the Mortgagor for such Prepayment Period to the date of such Principal Prepayment in Full or (b) a Curtailment during the prior calendar month, an amount equal to one month's interest at the Net
Mortgage Rate on the amount of such Curtailment.

  Prepayment Period: As to any Distribution Date, the calendar month preceding the month of distribution.

  Primary Insurance Policy: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section 2.03(b)(iv) and (v).

  Principal Prepayment: Any payment of principal or other recovery on a Mortgage Loan, including a recovery that takes the form of Liquidation Proceeds or Insurance Proceeds, which is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest on such payment due on any date or dates in any month or months subsequent to the month of prepayment.

  Principal Prepayment in Full:  Any Principal
Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

  Program Guide:  Collectively, the Seller Guide and the
Servicer Guide for Residential Funding's mortgage loan purchase and conduit servicing program and all supplements and amendments thereto published by Residential Funding from time to time.

  Purchase Price:  With respect to any Mortgage Loan (or
REO Property) required to be purchased on any date pursuant to
Section 2.02, 2.03, 2.04 or 4.07, an amount equal to the sum of
(i) 100% of the Stated Principal Balance thereof plus the principal portion of any related unreimbursed Advances and (ii) unpaid accrued interest at the Adjusted Mortgage Rate (or at the Net Mortgage Rate in the case of a purchase made by the Master Servicer) on the Stated Principal Balance thereof to the first day of the month following the month of purchase from the Due Date to which interest was last paid by the Mortgagor.

  Qualified Substitute Mortgage Loan: A Mortgage Loan substituted by Residential Funding or the Company for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in an Officers' Certificate delivered to the Trustee,
(i) have an outstanding principal balance, after deduction of the principal portion of the monthly payment due in the month of substitution (or in the case of a substitution of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate outstanding principal balance, after such deduction), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall to be deposited by Residential Funding in the Custodial Account in the month of substitution);
(ii) have a Mortgage Rate and a Net Mortgage Rate no lower than and not more than 1% per annum higher than the Mortgage Rate and Net Mortgage Rate, respectively, of the Deleted Mortgage Loan as of the date of substitution; (iii) have a Loan-to-Value Ratio at the time of substitution no higher than that of the Deleted Mortgage Loan at the time of substitution; (iv) have a remaining term to stated maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan; (v) comply with each representation and warranty set forth in Sections 2.03 and
2.04 hereof and Section 4 of the Assignment Agreement; and (vi) have a Spread Rate equal to or greater than that of the Deleted Mortgage Loan. Notwithstanding any other provisions herein, (x) with respect to any Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan which was a Discount Mortgage Loan, such Qualified Substitute Mortgage Loan shall be deemed to be a Discount Mortgage Loan and to have a Discount Fraction equal to the Discount Fraction of the Deleted Mortgage Loan and (y) in the event that the "Spread Rate" of any Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" is greater than the Spread Rate of the related Deleted Mortgage Loan
(i) the Spread Rate of such Qualified Substitute Mortgage Loan shall be equal to the Spread Rate of the related Deleted Mortgage Loan for purposes of calculating the Excess Spread and (ii) the excess of the Spread Rate on such Qualified Substitute Mortgage Loan as calculated pursuant to the definition of "Spread Rate" over the Spread Rate on the related Deleted Mortgage Loan shall be payable to the Class R Certificates pursuant to Section 4.02 hereof.

  Rating Agency: Fitch and Standard & Poor's with respect to the Class A Certificates and Class R Certificates, Standard & Poor's with respect to the Class M-1, Class M-2, Class M-3, Class B-1 and Class B-2 Certificates. If either agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer.

  Realized Loss:  With respect to each Mortgage Loan (or
REO Property) as to which a Cash Liquidation or REO Disposition has occurred, an amount (not less than zero) equal to (i) the Stated Principal Balance of the Mortgage Loan (or REO Property) as of the date of Cash Liquidation or REO Disposition, plus (ii) interest (and REO Imputed Interest, if any) at the Net Mortgage Rate from the Due Date as to which interest was last paid or advanced to the Certificateholders and the Owner of the Excess Spread up to the last day of the month in which the Cash Liquidation (or REO Disposition) occurred on the Stated Principal Balance of such Mortgage Loan (or REO Property) outstanding during each Due Period that such interest was not paid or advanced, minus
(iii) the proceeds, if any, received during the month in which such Cash Liquidation (or REO Disposition) occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Mortgage Loan, net of the portion thereof reimbursable to the Master Servicer or any Subservicer with respect to related Advances or expenses as to which the Master Servicer or Subservicer is entitled to reimbursement thereunder but which have not been previously reimbursed. With respect to each Mortgage Loan which has become the subject of a Deficient Valuation, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage
Loan which has become the object of a Debt Service Reduction, the amount of such Debt Service Reduction.

  Record Date: With respect to each Distribution Date, the close of business on the last Business Day of the month next preceding the month in which the related Distribution Date occurs.

  Regular Certificate: Any of the Certificates other than a Class R Certificate.

  REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code.

  REMIC Administrator:  Residential Funding Corporation.

  REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and temporary and final regulations (or, to the extent not inconsistent with such temporary or final regulations, proposed regulations) and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

  REO Acquisition:  The acquisition by the Master
Servicer on behalf of the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread of any REO
Property pursuant to Section 3.14.

  REO Disposition: As to any REO Property, a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds, REO Proceeds and other payments and recoveries (including proceeds of a final sale) which the Master Servicer expects to be finally recoverable from the sale or other disposition of the REO Property.

  REO Imputed Interest: As to any REO Property, for any period, an amount equivalent to interest (at the Net Mortgage Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof for such period.

  REO Proceeds: Proceeds, net of expenses, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which proceeds are required to be deposited into the Custodial Account only upon the related REO Disposition.

  REO Property:  A Mortgaged Property acquired by the
Master Servicer through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

  Request for Release: A request for release, the forms of which are attached as Exhibit H hereto.

  Required Insurance Policy:  With respect to any
Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement, the Program
Guide or the related Subservicing Agreement in respect of such Mortgage Loan.

  Residential Funding: Residential Funding Corporation, a Delaware corporation, in its capacity as seller of the Mortgage
Loans to the Company and any successor thereto.

  Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers to whom, with respect to a particular matter, such matter is referred.

  Schedule of Discount Fractions: The schedule setting forth the Discount Fractions with respect to the Discount
Mortgage
Loans, attached hereto as Exhibit P.

  Security Agreement:  With respect to a Cooperative
Loan, the agreement creating a security interest in favor of the originator in the related Cooperative Stock.

  Seller: As to any Mortgage Loan, a Person, including any Subservicer, that executed a Seller's Agreement applicable to such Mortgage Loan.

  Seller's Agreement: An agreement for the origination and sale of Mortgage Loans generally in the form of the Seller Contract referred to or contained in the Program Guide, or in such other form as has been approved by the Master Servicer and the Company, each containing representations and warranties in respect of one or more Mortgage Loans.

  Senior Accelerated Distribution Percentage: With respect to any Distribution Date, the percentage indicated below:



Distribution Date
 Senior Accelerated
Distribution Percentage



March 1996 through
February 2001. . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . .


100%



March 2001 through
February 2002. . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . .


Senior Percentage, plus 70% of the
Subordinate Percentage



March 2002 through
February 2003. . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . .


Senior Percentage, plus 60% of the
Subordinate Percentage


March 2003 through
February 2004. . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . .

Senior Percentage, plus 40% of the
Subordinate Percentage


March 2004 through
February 2005. . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . .


Senior Percentage, plus 20% of the
Subordinate Percentage



March 2005 and
thereafter . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . .


Senior Percentage



provided, however, (i) that any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not occur as of any Distribution Date unless either (a)(1)(X) the outstanding principal balance of the Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the current aggregate Certificate Principal Balance of the Class M and Class B Certificates, is less than 50% or (Y) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 2% and (2) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the sixth, seventh, eighth, ninth or tenth year (or any year thereafter) after the Closing Date are less than 30%, 35%, 40%, 45% or 50%, respectively, of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates or (b)(1) the outstanding principal balance of Mortgage Loans delinquent 60 days or more averaged over the last six months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last six months, does not exceed 4% and (2) Realized Losses on the Mortgage Loans to date for any Distribution
Date are less than 10% of the sum of the Initial Certificate Principal Balances of the Class M Certificates and Class B Certificates and (ii) that for any Distribution Date on which the Senior Percentage is greater than the Original Senior Percentage, the Senior Accelerated Distribution Percentage for such Distribution Date shall be 100%. Notwithstanding the foregoing, upon the reduction of the aggregate Certificate Principal Balance of the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates to zero, the Senior Accelerated Distribution Percentage shall thereafter be 0%.

  Senior Percentage: As of any Distribution Date, the lesser of 100% and a fraction, expressed as a percentage, the numerator of which is the aggregate Certificate Principal Balance of the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates immediately prior to such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of all of the Mortgage Loans (or related REO Properties) (other than the related Discount Fraction of each Discount Mortgage Loan) immediately prior to such Distribution Date.

  Senior Principal Distribution Amount:  As to any
Distribution Date, the lesser of (a) the balance of the Available Distribution Amount remaining after the distribution of all amounts required to be distributed pursuant to Section 4.02(a)(i) and (ii)(X) and (b) the sum of the amounts required to be distributed to the Class A Certificateholders and Class R Certificateholders on such Distribution Date pursuant to Section 4.02(a)(ii)(Y), (xvi) and (xvii).

  Servicing Accounts: The account or accounts created and maintained pursuant to Section 3.08.

  Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Master Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property,
(ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Sections 3.01, 3.08, 3.12(a) and 3.14, including, if the Master Servicer or any Affiliate of the Master Servicer provides services such as appraisals and brokerage services that are customarily provided by
Persons other than servicers of mortgage loans, reasonable compensation for such services.

  Servicing Fee: With respect to any Mortgage Loan and Distribution Date, the fee payable monthly to the Master Servicer in respect of master servicing compensation that accrues at an annual rate designated on the Mortgage Loan Schedule as the "MSTR SERV FEE" for such Mortgage Loan, as may be adjusted with respect to successor Master Servicers as provided in Section 7.02.

  Servicing Officer: Any officer of the Master Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer, as such list may from time to time be amended.

  Special Hazard Amount: As of any Distribution Date, an amount equal to $2,222,232 minus the sum of (i) the aggregate amount of Special Hazard Losses allocated solely to one or more specific Classes of Certificates in accordance with Section 4.05 and (ii) the Adjustment Amount (as defined below) as most recently calculated. For each anniversary of the Cut-off Date, the Adjustment Amount shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the greater of (A) the greatest of
(i) twice the outstanding principal balance of the Mortgage Loan in the Trust Fund which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, (ii) the product of 1.00% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary and
(iii)
the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans in any single five-digit California zip code area with the largest amount of Mortgage Loans by aggregate principal balance as of such anniversary and (B) the greater of (i) the product of 0.50% multiplied by the outstanding principal balance of all Mortgage Loans on the Distribution Date immediately preceding such anniversary multiplied by a fraction, the numerator of which is equal to the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans secured by Mortgaged Properties located in the State of California divided by the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of all of the Mortgage Loans, expressed as a percentage, and the denominator of which is equal to 27.91% (which percentage is equal to the percentage of Mortgage Loans initially secured by Mortgaged Properties located in the State of California) and (ii) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the largest Mortgage Loan secured by a Mortgaged Property located in the State of California.

  The Special Hazard Amount may be further reduced by the Master Servicer (including accelerating the manner in which coverage is reduced) provided that prior to any such reduction, the Master Servicer shall (i) obtain written confirmation from each Rating Agency that such reduction shall not reduce the rating assigned to any Class of Certificates by such Rating Agency below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating Agency and
(ii) provide a copy of such written confirmation to the Trustee.

  Special Hazard Loss: Any Realized Loss not in excess of the cost of the lesser of repair or replacement of a Mortgaged Property suffered by such Mortgaged Property on account of direct physical loss, exclusive of (i) any loss of a type covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property pursuant to
Section 3.12(a), except to the extent of the portion of such loss not covered as a result of any coinsurance provision and (ii) any Extraordinary Loss.

  Spread Rate: With respect to each Mortgage Loan, a per annum rate equal to the excess of (a) the Net Mortgage Rate of such Mortgage Loan over (b) 6.75% per annum.

  Standard & Poor's:  Standard & Poor's Ratings
Services, a division of the McGraw-Hill Companies, or its successor in interest.

  Startup Day:  The day designated as such pursuant to
Article X hereof.

  Stated Principal Balance:  With respect to any
Mortgage Loan or related REO Property, at any given time, (i) the Cut-off Date Principal Balance of the Mortgage Loan, minus (ii) the sum of (a) the principal portion of the Monthly Payments due with respect to such Mortgage Loan or REO Property during each Due
Period ending prior to the most recent Distribution Date which were received or with respect to which an Advance was made, and
(b) all Principal Prepayments with respect to such Mortgage Loan or REO Property, and all Insurance Proceeds, Liquidation Proceeds and REO Proceeds, to the extent applied by the Master Servicer as recoveries of principal in accordance with Section 3.14 with respect to such Mortgage Loan or REO Property, in each case which were distributed pursuant to Section 4.02 on any previous Distribution Date, and (c) any Realized Loss allocated to the Certificateholders with respect thereto for any previous Distribution Date.

  Subordinate Percentage:  For any Distribution Date,
100% minus the Senior Percentage with respect to such Distribution
Date.

  Subordinate Principal Distribution Amount: With respect to any Distribution Date and each Class of Class M Certificates and Class B Certificates, (a) the sum of (i) the product of (x) the related Class M Percentage or Class B Percentage for such Class and (y) the aggregate of the amounts for such Distribution Date referred to in clauses (1), (2) and (3) of
Section 4.02(a)(ii)(Y)(A); (ii) such Class's pro rata share, based on the Certificate Principal Balance of each Class of Class M Certificates and Class B Certificates then outstanding, of the principal collections referred to in Section 4.02(a)(ii)(Y)(B) to the extent such collections are not otherwise distributed to the Senior Certificates; (iii) the product of (x) the related Prepayment Distribution Percentage, (y) 100% minus the Senior Accelerated Distribution Percentage and (z) the aggregate of all Principal Prepayments in Full and Curtailments received in the related Prepayment Period (other than the related Discount Fraction of such Principal Prepayments in Full and Curtailments with respect to the Discount Mortgage Loans); (iv) if such Class is the most senior Class of Certificates then outstanding (as established in Section 4.05 hereof), any Excess Subordinate Principal Amount for such Distribution Date; and (v) any amounts described in clauses (i), (ii) and (iii) as determined for any previous Distribution Date, that remain undistributed to the extent that such amounts are not attributable to Realized Losses which have been allocated to a subordinate Class of Class M or Class B Certificates minus (b) any Excess Subordinate Principal Amount not payable to such Class on such Distribution Date pursuant to the definition thereof; provided, however, that such amount shall in no event exceed the outstanding Certificate Principal Balance of such Class of Certificates immediately prior to such date.

  Subserviced Mortgage Loan: Any Mortgage Loan that, at the time of reference thereto, is subject to a Subservicing
Agreement.

  Subservicer: Any Person with whom the Master Servicer has entered into a Subservicing Agreement and who generally satisfied the requirements set forth in the Program Guide in respect of the qualification of a Subservicer as of the date of its approval as a Subservicer by the Master Servicer.

  Subservicer Advance: Any delinquent installment of principal and interest on a Mortgage Loan which is advanced by the related Subservicer (net of its Subservicing Fee) pursuant to the Subservicing Agreement.

  Subservicing Account: An account established by a Subservicer in accordance with Section 3.08.

  Subservicing Agreement: The written contract between the Master Servicer and any Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 3.02, generally in the form of the servicer contract referred to or contained in the Program Guide or in such other form as has been approved by the Master Servicer and the Company.

  Subservicing Fee: As to any Mortgage Loan, the fee payable monthly to the related Subservicer (or, in the case of a Nonsubserviced Mortgage Loan, to the Master Servicer) in respect of subservicing and other compensation that accrues at an annual rate equal to the excess of the Mortgage Rate borne by the related
Mortgage Note over the rate per annum designated on the Mortgage Loan Schedule as the "CURR NET" for such Mortgage Loan.

  Tax Returns: The federal income tax return on Internal Revenue Service Form 1066, U.S. Real Estate Mortgage Investment Conduit Income Tax Return, including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund due to its classification as a REMIC under the REMIC Provisions, together with any and all other information, reports or returns that may be required to be furnished to the Certificateholders and the Owner of the Excess Spread or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provisions of federal, state or local tax laws.

  Transfer: Any direct or indirect transfer, sale, pledge, hypothecation or other form of assignment of any Ownership
Interest in a Certificate.

  Transferee: Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

  Transferor: Any Person who is disposing by Transfer of any Ownership Interest in a Certificate.

  Trust Fund: The segregated pool of assets, with respect to which a REMIC election is to be made, consisting of:

       (i)       the Mortgage Loans and the related
                 Mortgage Files,

      (ii) all payments on and collections in respect of the Mortgage Loans due after the Cut-off Date as shall be on deposit in the
                 Custodial Account or in the Certificate
                 Account and identified as belonging to the Trust Fund,

     (iii) property which secured a Mortgage Loan and which has been acquired for the benefit of the Certificateholders and the Owner of the Excess Spread by foreclosure or deed in lieu of foreclosure, and

      (iv)       the hazard insurance policies and Primary
                 Insurance Policies, if any, and certain
                 proceeds thereof.

  Uniform Single Attestation Program for Mortgage
Bankers:  The Uniform Single Attestation Program for Mortgage
Bankers, as published by the Mortgage Bankers Association of America and effective with respect to fiscal periods ending on or after December 15, 1995.

  Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of such property is not fully reimbursable by the hazard insurance policies.

  United States Person: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

  Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. 98.0% of all of the Voting Rights shall be allocated among Holders of Certificates, respectively, other than the Class R Certificates, in proportion to the outstanding Certificate Principal Balances of their respective Certificates; and the Holders of the Class R Certificates and the Owner of the Excess Spread shall be entitled to 1.0% and 1.0% of all of the Voting Rights, respectively, allocated among the Certificates of each such Class in accordance with their respective Percentage Interests.
                                  ARTICLE II

                         CONVEYANCE OF MORTGAGE LOANS;
                       ORIGINAL ISSUANCE OF CERTIFICATES

  Section 2.01.  Conveyance of Mortgage Loans.

  (a) The Company, concurrently with the execution and delivery hereof, does hereby assign to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date (other than payments of principal and interest due on the
Mortgage Loans on or before the Cut-off Date).

  (b) In connection with such assignment, except as set forth in Section 2.01(c) below, the Company does hereby deliver to, and deposit with, the Trustee, or to and with one or more Custodians, as the duly appointed agent or agents of the Trustee for such purpose, the following documents or instruments (or copies thereof as permitted by this Section) (I) with respect to each Mortgage Loan so assigned (other than a Cooperative
Loan):

       (i)       The original Mortgage Note, endorsed
  without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage
  Note, an original lost note affidavit from the related
  Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related
  Mortgage Note;

       (ii)      The original Mortgage with evidence of
  recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

       (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

       (iv)      The original recorded assignment or
  assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

       (v)       The original of each modification,
  assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded.

  and (II) with respect to each Cooperative Loan so assigned:

       (i)       The original Mortgage Note, endorsed
  without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage
  Note, an original lost note affidavit from the related
  Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related
  Mortgage Note;

       (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

       (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

       (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

       (v)       The Security Agreement;

       (vi)      Copies of the original UCC-1 financing
  statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary
  Lease;

       (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

       (viii)    An executed assignment of the
  interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

       (ix)      The original of each modification,
  assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

       (x)       An executed UCC-1 financing statement
  showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

  (c) The Company may, in lieu of delivering the documents set forth in Section 2.01(b)(I)(iv) and (v) and Section
(b)(II)(ii), (iv), (vii), (ix) and (x) to the Trustee or the Custodian or Custodians, deliver such documents to the Master Servicer, and the Master Servicer shall hold such documents in trust for the use and benefit of all present and future Certificateholders and the Owner of the Excess Spread until such time as is set forth below. Within ten Business Days following the earlier of (i) the receipt of the original of each of the documents or instruments set forth in Section 2.01(b)(I)(iv) and
(v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) (or copies thereof as permitted by such Section) for any Mortgage Loan and
(ii) a written request by the Trustee to deliver those documents with respect to any or all of the Mortgage Loans then being held by the Master Servicer, the Master Servicer shall deliver a complete set of such documents to the Trustee or the Custodian or Custodians that are the duly appointed agent or agents of the Trustee.

  On the Closing Date, the Master Servicer shall certify that it has in its possession an original or copy of each of the documents referred to in Section 2.01(b)(I)(iv) and (v) and Section (b)(II)(ii), (iv), (vii), (ix) and (x) which has been delivered to it by the Company. Every six months after the Closing Date, for so long as the Master Servicer is holding documents pursuant to this Section 2.01(c), the Master Servicer shall deliver to (i) Moody's if it is one of the Rating Agencies,
(ii) the Trustee and (iii) each Custodian a report setting forth the status of the documents which it is holding.

  (d) In the event that in connection with any Mortgage Loan the Company cannot deliver the Mortgage, any assignment, modification, assumption agreement or preferred loan agreement (or copy thereof certified by the public recording office) with evidence of recording thereon concurrently with the execution and delivery of this Agreement solely because of a delay caused by the public recording office where such Mortgage, assignment, modification, assumption agreement or preferred loan agreement as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee or the respective Custodian a true and correct photocopy of such Mortgage, assignment, modification, assumption agreement or preferred loan agreement.

  The Company shall promptly cause to be recorded in the appropriate public office for real property records the Assignment referred to in clause (I)(iii) of Section 2.01(b), except in states where, in the opinion of counsel acceptable to the Trustee and the Master Servicer, such recording is not required to protect the Trustee's interests in the Mortgage Loan against the claim of any subsequent transferee or any successor to or creditor of the Company or the originator of such Mortgage Loan and shall promptly cause to be filed the Form UCC-3 assignment and UCC-1 financing statement referred to in clause (II)(vii) and (x), respectively, of Section 2.01(b). If any Assignment, Form UCC-3 or Form UCC-1, as applicable, is lost or returned unrecorded to the Company because of any defect therein, the Company shall prepare a substitute Assignment, Form UCC-3 or Form UCC-1, as applicable, or cure such defect, as the case may be, and cause such Assignment to be recorded in accordance with this paragraph. The Company shall promptly deliver or cause to be delivered to the Trustee or the respective Custodian such Mortgage or assignment or Form UCC-3 or Form UCC-1, as applicable, (or copy thereof certified by the public recording office) with evidence of recording indicated thereon upon receipt thereof from the public recording office or from the related Subservicer. In connection with its servicing of
Cooperative Loans, the Master Servicer will use its best efforts to file timely continuation statements with regard to each financing statement and assignment relating to Cooperative Loans as to which the related Cooperative Apartment is located outside of the State of New York.

  Any of the items set forth in Sections 2.01(b)(I)(iv) and (v) and (II)(vi) and (vii) that may be delivered as a copy rather than the original may be delivered in microfiche form.

  (e) It is intended that the conveyances by the Company to the Trustee of the Mortgage Loans as provided for in this Section 2.01 be construed as a sale by the Company to the Trustee of the Mortgage Loans for the benefit of the Certificateholders and the Owner of the Excess Spread. Further, it is not intended that any such conveyance be deemed to be a pledge of the Mortgage Loans by the Company to the Trustee to secure a debt or other obligation of the Company. However, in the event that the Mortgage Loans are held to be property of the Company or of Residential Funding, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (b) the conveyance provided for in Sections 2.01 and 2.06 shall be deemed to be (1) a grant by the Company to the Trustee of a security interest in all of the Company's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to (A) the Mortgage Loans, including (i) with respect to each Cooperative Loan, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Cooperative Stock Certificate, Cooperative Lease, any insurance policies and all other documents in the related Mortgage
File and (ii) with respect to each Mortgage Loan other than a Cooperative Loan, the related Mortgage Note, the Mortgage, any insurance policies and all other documents in the related Mortgage
File, (B) all amounts payable pursuant to the Mortgage Loans in accordance with the terms thereof and (C) any and all general intangibles consisting of, arising from or relating to any of the foregoing, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account or the Custodial Account, whether in the form of cash, instruments, securities or other property and (2) an assignment by the Company to the Trustee of any security interest in any and all of Residential Funding's right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the property described in the foregoing clauses (1)(A), (B) and (C) granted by Residential Funding to the Company pursuant to the Assignment Agreement; (c) the possession by the Trustee, the Custodian or any other agent of the Trustee of
Mortgage Notes or such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party," or possession by a purchaser or a person designated by such secured party, for purposes of perfecting the security interest pursuant to the Minnesota Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction (including, without limitation, Section 9-305, 8-313 or 8-321 thereof); and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.

  The Company and, at the Company's direction, Residential Funding and the Trustee shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement. Without limiting the generality of the foregoing, the Company shall prepare and deliver to the Trustee not less than 15 days prior to any filing date and, the Trustee shall forward for filing, or shall cause to be forwarded for filing, at the expense of the Company, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage
Loans as evidenced by an Officer's Certificate of the Company, including without limitation (x) continuation statements, and (y) such other statements as may be occasioned by (1) any change of name of Residential Funding, the Company or the Trustee (such preparation and filing shall be at the expense of the Trustee, if occasioned by a change in the Trustee's name), (2) any change of location of the place of business or the chief executive office of
Residential Funding or the Company, or (3) any transfer of any interest of Residential Funding or the Company in any Mortgage Loan.

  (f) The Master Servicer hereby acknowledges the receipt by it of cash in an amount equal to $256,985.86 (the "Initial Monthly Payment Fund"), representing scheduled principal amortization and interest at the Net Mortgage Rate for the Due Date in March 1996, for those Mortgage Loans for which the Trustee will not be entitled to receive such payment. The Master Servicer shall hold such Initial Monthly Payment Fund in the Custodial Account and shall include such Initial Monthly Payment Fund in the
Available Distribution Amount for the Distribution Date in March 1996. Notwithstanding anything herein to the contrary, the Initial Monthly Payment Fund shall not be an asset of the REMIC. To the extent that the Initial Monthly Payment Fund constitutes a reserve fund for federal income tax purposes, (1) it shall be an outside reserve fund and not an asset of the REMIC, (2) it shall be owned by the Seller and (3) amounts transferred by the REMIC to the Initial Monthly Payment Fund shall be treated as transferred to the Seller or any successor, all within the meaning of Section 1.860G-2(h) of the Treasury Regulations.

  Section 2.02.  Acceptance by Trustee.

  The Trustee acknowledges receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in Section 2.01(b)(i) through (iii) above (except that for purposes of such acknowledgement only, a Mortgage Note may be endorsed in blank and an Assignment of Mortgage may be in blank) and declares that it, or a Custodian as its agent, holds and will hold such documents and the other documents constituting a part of the Mortgage Files delivered to it, or a Custodian as its agent, in trust for the use and benefit of all present and future Certificateholders and the Owner of the Excess Spread. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders and the Owner of the Excess Spread, to review each Mortgage File delivered to it pursuant to Section 2.01(b) within 45 days after the Closing Date to ascertain that all required documents (specifically as set forth in Section 2.01(b)), have been executed and received, and that such documents relate to the Mortgage Loans identified on the
Mortgage Loan Schedule, as supplemented, that have been conveyed to it. Upon delivery of the Mortgage Files by the Company or the Master Servicer, the Trustee shall acknowledge receipt (or, with respect to Mortgage Loans subject to a Custodial Agreement, and based solely upon a receipt or certification executed by the Custodian, receipt by the respective Custodian as the duly appointed agent of the Trustee) of the documents referred to in
Section 2.01(c) above. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees to review each Mortgage File delivered to it pursuant to Section 2.01(c) within 45 days after receipt thereof to ascertain that all documents required to be delivered pursuant to such Section have been received, and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, as supplemented, that have been conveyed to it.

  If the Custodian, as the Trustee's agent, finds any document or documents constituting a part of a Mortgage File to be missing or defective in any material respect, the Trustee shall promptly so notify the Master Servicer and the Company. Pursuant to Section 2.3 of the Custodial Agreement, the Custodian will notify the Master Servicer, the Company and the Trustee of any such omission or defect found by it in respect of any Mortgage File held by it. The Master Servicer shall promptly notify the related Subservicer or Seller of such omission or defect and request that such Subservicer or Seller correct or cure such omission or defect within 60 days from the date the Master Servicer was notified of such omission or defect and, if such Subservicer or Seller does not correct or cure such omission or defect within such period, that such Subservicer or Seller purchase such Mortgage Loan from the Trust Fund at its Purchase Price, in either case within 90 days from the date the Master Servicer was notified of such omission or defect. The Purchase Price for any such Mortgage Loan, whether purchased by the Seller or the Subservicer, shall be deposited or caused to be deposited by the Master Servicer in the Custodial Account maintained by it pursuant to Section 3.07 and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Seller or its designee or the Subservicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto and thereafter such Mortgage Loan shall not be part of the Trust Fund. It is understood and agreed that the obligation of the Seller or the Subservicer, as the case may be, to so cure or purchase any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such Owner.

  Section 2.03.  Representations, Warranties and
                 Covenants of the Master Servicer and
                 the Company.

  (a) The Master Servicer hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread that:

       (i) The Master Servicer is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and is or will be in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

       (ii)      The execution and delivery of this
  Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not violate the Master Servicer's Certificate of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the material breach of, any material contract, agreement or other instrument to which the Master
  Servicer is a party or which may be applicable to the Master Servicer or any of its assets;

       (iii)     This Agreement, assuming due
  authorization, execution and delivery by the Trustee and the Company, constitutes a valid, legal and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law;

       (iv) The Master Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Master Servicer or its properties or might have consequences that would materially adversely affect its performance hereunder;

       (v) No litigation is pending or, to the best of the Master Servicer's knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

       (vi)      The Master Servicer will comply in all
  material respects in the performance of this Agreement with all reasonable rules and requirements of each insurer under each Required Insurance Policy;

       (vii) No information, certificate of an officer, statement furnished in writing or report delivered to the Company, any Affiliate of the Company or the Trustee by the Master Servicer will, to the knowledge of the Master Servicer, contain any untrue statement of a material fact or omit a material fact necessary to make the information, certificate, statement or report not misleading; and

       (viii)    The Master Servicer has examined
  each existing, and will examine each new, Subservicing
  Agreement and is or will be familiar with the terms thereof. The terms of each existing Subservicing
  Agreement and each designated Subservicer are acceptable to the Master Servicer and any new
  Subservicing Agreements will comply with the provisions of Section 3.02.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

  Upon discovery by either the Company, the Master
Servicer, the Trustee or any Custodian of a breach of any representation or warranty set forth in this Section 2.03(a) which materially and adversely affects the interests of the Certificateholders or the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). Within 90 days of its discovery or its receipt of notice of such breach, the Master Servicer shall either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Mortgage Loan or a related document, purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02. The obligation of the Master Servicer to cure such breach or to so purchase such Mortgage Loan shall constitute the sole remedy in respect of a breach of a representation and warranty set forth in this Section 2.03(a) available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the Certificateholders and such
Owner.

  (b) The Company hereby represents and warrants to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread that as of the Closing Date (or, if otherwise specified below, as of the date so specified):

       (i)       No Mortgage Loan is one month or more
  delinquent in payment of principal and interest as of the Cut-off Date and no Mortgage Loan has been so delinquent more than once in the 12-month period prior to the Cut-off Date;

       (ii)      The information set forth in Exhibit F
  hereto with respect to each Mortgage Loan or the Mortgage Loans, as the case may be, is true and correct in all material respects at the date or dates respecting which such information is furnished;

       (iii) The Mortgage Loans are fully-amortizing, fixed-rate mortgage loans with level Monthly Payments due on the first day of each month and terms to maturity at origination or modification of not more than 15 years;

       (iv)      To the best of the Company's knowledge,
  except with respect to one Mortgage Loan, if a Mortgage Loan is secured by a Mortgaged Property with a Loan-to-Value Ratio at origination in excess of 80%, such Mortgage Loan is the subject of a Primary
  Insurance Policy that insures (a) 25% of the principal balance of the Mortgage Loan at origination if the Loan-to-Value Ratio is between 95.00% and 90.01%, (b)
  12% of such balance if the Loan-to-Value Ratio is between 90.00% and 85.01%, and (c) 6% of such balance if the Loan-to-Value Ratio is between 85.00% and 80.01%. To the best of the Company's knowledge, each such Primary Insurance Policy is in full force and effect and the Trustee is entitled to the benefits thereunder;

       (v)       The issuers of the Primary Insurance
  Policies are insurance companies whose claims-paying abilities are currently acceptable to each Rating
  Agency;

       (vi) No more than 1.2% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off
  Date are secured by Mortgaged Properties located in any one zip code area in California, no more than 1.5% of the Mortgage Loans by aggregate Stated Principal
  Balance as of the Cut-off Date are secured by Mortgaged Properties located in any one zip code area outside California, and no more than 0.4% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date are Cooperative Loans;

       (vii)     If the improvements securing a Mortgage
  Loan are in a federally designated special flood hazard area, flood insurance in the amount required under the Program Guide covers the related Mortgaged
  Property (either by coverage under the federal flood insurance program or by coverage by private insurers);

       (viii)    Immediately prior to the assignment
  of the Mortgage Loans to the Trustee, the Company had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest (other than rights to servicing and related compensation) and such assignment validly transfers ownership of the Mortgage
  Loans to the Trustee free and clear of any pledge, lien, encumbrance or security interest;

       (ix) Approximately 13.2% of the Mortgage Loans by aggregate Stated Principal Balance as of the Cut-off Date were underwritten under a reduced loan
  documentation program;

       (x)       Each Mortgagor represented in its loan
  application with respect to the related Mortgage Loan that the Mortgaged Property would be owner-occupied and therefore would not be an investor property as of the date of origination of such Mortgage Loan. No
  Mortgagor is a corporation or a partnership;

       (xi)      None of the Mortgage Loans will be Buydown
  Mortgage Loans;

       (xii)     Each Mortgage Loan constitutes a
  qualified mortgage under Section 860G(a)(3)(A) of the Code and Treasury Regulation Section 1.860G-2(a)(1);

       (xiii)    A policy of title insurance was
  effective as of the closing of each Mortgage Loan and is valid and binding and remains in full force and effect;

       (xiv)     With respect to each Mortgage Loan
  originated under a "streamlined" Mortgage Loan program
  (through which no new or updated appraisals of Mortgaged Properties are obtained in connection with the refinancing thereof), the related Seller has represented that either (a) the value of the related
  Mortgaged Property as of the date the Mortgage Loan was originated was not less than the appraised value of such property at the time of origination of the refinanced Mortgage Loan or (b) the Loan-to-Value
  Ratio of the Mortgage Loan as of the date of origination of the Mortgage Loan generally meets the Company's underwriting guidelines; and

       (xv)      Interest on each Mortgage Loan is
  calculated on the basis of a 360-day year consisting of twelve 30-day months.

It is understood and agreed that the representations and warranties set forth in this Section 2.03(b) shall survive delivery of the respective Mortgage Files to the Trustee or any Custodian.

  Upon discovery by any of the Company, the Master
Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties set forth in this Section 2.03(b) which materially and adversely affects the interests of the Certificateholders or the Owner of the Excess Spread in any Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, however, that in the event of a breach of the representation and warranty set forth in Section 2.03(b)(xii), the party discovering such breach shall give such notice within five days of discovery. Within 90 days of its discovery or its receipt of notice of breach, the Company shall either (i) cure such breach in all material respects or
(ii)
purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that the Company shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date. Any such substitution shall be effected by the Company under the same terms and conditions as provided in Section 2.04 for substitutions by Residential Funding. It is understood and agreed that the obligation of the Company to cure such breach or to so purchase or substitute for any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the Owner of the Excess Spread or the Trustee on behalf of the
Certificateholders and such Owner. Notwithstanding the foregoing, the Company shall not be required to cure breaches or purchase or substitute for Mortgage Loans as provided in this Section 2.03(b) if the substance of the breach of a representation set forth above also constitutes fraud in the origination of the Mortgage Loan.

  Section 2.04.  Representations and Warranties
                 of Sellers.

  The Company, as assignee of Residential Funding under the Assignment Agreement, hereby assigns to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread all of its right, title and interest in respect of the Assignment Agreement and each Seller's Agreement applicable to a Mortgage Loan. Insofar as the Assignment Agreement or such Seller's Agreement relates to the representations and warranties made by Residential Funding or the related Seller in respect of such Mortgage Loan and any remedies provided thereunder for any breach of such representations and warranties, such right, title and interest may be enforced by the Master Servicer on behalf of the Trustee and the Certificateholders and the Owner of the Excess
Spread. Upon the discovery by the Company, the Master Servicer, the Trustee or any Custodian of a breach of any of the representations and warranties made in a Seller's Agreement or the
Assignment Agreement (which, for purposes hereof, will be deemed to include any other cause giving rise to a repurchase obligation under the Assignment Agreement) in respect of any Mortgage Loan which materially and adversely affects the interests of the Certificateholders or the Owner of the Excess Spread in such Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement). The Master Servicer shall promptly notify the related Seller or Residential Funding, as the case may be, of such breach and request that such Seller or Residential Funding, as the case may be, either (i) cure such breach in all material respects within 90 days from the date the Master Servicer was notified of such breach or (ii) purchase such Mortgage Loan from the Trust Fund at the Purchase Price and in the manner set forth in Section 2.02; provided that in the case of a breach under the Assignment Agreement Residential Funding shall have the option to substitute a Qualified Substitute Mortgage Loan or Loans for such Mortgage Loan if such substitution occurs within two years following the Closing Date, except that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such substitution must occur within 90 days from the date the Master Servicer was notified of the breach if such 90 day period expires before two years following the Closing Date. In the event that Residential Funding elects to substitute a Qualified Substitute Mortgage Loan or Loans for a Deleted Mortgage Loan pursuant to this Section 2.04, Residential Funding shall deliver to the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread with respect to such Qualified Substitute Mortgage Loan or Loans, the original Mortgage Note, the Mortgage, an Assignment of the Mortgage in recordable form, and such other documents and agreements as are required by Section 2.01, with the
Mortgage Note endorsed as required by Section 2.01. No substitution will be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the Master Servicer and remitted by the Master Servicer to Residential Funding on the next succeeding Distribution Date. For the month of substitution, distributions to the Certificateholders and the Owner of the Excess Spread will include the Monthly Payment due on a Deleted Mortgage Loan for such month and thereafter Residential Funding shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan. The Master Servicer shall amend or cause to be amended the Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule, and, if the Deleted Mortgage Loan was a Discount Mortgage Loan, the Schedule of Discount Fractions, to the Trustee. Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement and the related Subservicing Agreement in all respects, the related Seller shall be deemed to have made the representations and warranties with respect to the Qualified Substitute Mortgage Loan contained in the related Seller's Agreement as of the date of substitution, and the Company and the Master Servicer shall be deemed to have made with respect to any Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in this Section 2.04, in Section 2.03 hereof and in Section 4 of the Assignment Agreement, and the Master Servicer shall be obligated to repurchase or substitute for any Qualified Substitute
Mortgage Loan as to which a Repurchase Event (as defined in the Assignment Agreement) has occurred pursuant to Section 4 of the Assignment Agreement.

  In connection with the substitution of one or more
Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (in each case after application of the principal portion of the Monthly Payments due in the month of substitution that are to be distributed to the Certificateholders in the month of substitution). Residential Funding shall deposit the amount of such shortfall into the Custodial Account on the day of substitution, without any reimbursement therefor. Residential Funding shall give notice in writing to the Trustee of such event, which notice shall be accompanied by an Officers' Certificate as to the calculation of such shortfall and (subject to Section 10.01(f)) by an Opinion of Counsel to the effect that such substitution will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under
Section 860G(d)(1) of the Code or (b) any portion of the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

  It is understood and agreed that the obligation of the Seller or Residential Funding, as the case may be, to cure such breach or purchase (or in the case of Residential Funding to substitute for) such Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to the Certificateholders and the
Owner of the Excess Spread or the Trustee on behalf of Certificateholders and such Owner. If the Master Servicer is Residential Funding, then the Trustee shall also have the right to give the notification and require the purchase or substitution provided for in the second preceding paragraph in the event of such a breach of a representation or warranty made by Residential Funding in the Assignment Agreement. In connection with the purchase of or substitution for any such Mortgage Loan by Residential Funding, the Trustee shall assign to Residential Funding all of the right, title and interest in respect of the Seller's Agreement and the Assignment Agreement applicable to such
Mortgage Loan.

       Section 2.05.  Execution and Authentication
                      of Certificates.

       The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Mortgage Files to it, or any Custodian on its behalf, subject to any exceptions noted, together with the assignment to it of all other assets included in the Trust Fund, receipt of which is hereby acknowledged. Concurrently with such delivery and in exchange therefor, the Trustee, pursuant to the written request of the Company executed by an officer of the Company, has executed and caused to be authenticated and delivered to or upon the order of the Company the Certificates in authorized denominations which, together with the ownership interest in the Excess Spread, evidence ownership of the entire Trust Fund.

                                  ARTICLE III

                         ADMINISTRATION AND SERVICING
                               OF MORTGAGE LOANS

  Section 3.01.  Master Servicer to Act as Servicer.

  (a) The Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans and shall have full power and authority, acting alone or through Subservicers as provided in
Section 3.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration.
Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Master Servicer or the Subservicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Owner of the Excess Spread and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, or of consent to assumption or modification in connection with a proposed conveyance, or of assignment of any Mortgage and Mortgage
Note in connection with the repurchase of a Mortgage Loan and all other comparable instruments, or with respect to the modification or re-recording of a Mortgage for the purpose of correcting the Mortgage, the subordination of the lien of the Mortgage in favor of a public utility company or government agency or unit with powers of eminent domain, the taking of a deed in lieu of foreclosure, the completion of judicial or non-judicial foreclosure, the conveyance of a Mortgaged Property to an Insurer, the acquisition of any property acquired by foreclosure or deed in lieu of foreclosure, or the management, marketing and conveyance of any property acquired by foreclosure or deed in lieu of foreclosure with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Notwithstanding the foregoing, subject to Section 3.07(a), the Master Servicer shall not permit any modification with respect to any Mortgage Loan that would both constitute a sale or exchange of such Mortgage Loan within the meaning of Section 1001 of the Code and any proposed, temporary or final regulations promulgated thereunder (other than in connection with a proposed conveyance or assumption of such Mortgage Loan that is treated as a Principal Prepayment in Full pursuant to
Section 3.13(d) hereof) and cause the Trust Fund to fail to qualify as a REMIC under the Code. The Trustee shall furnish the Master Servicer with any powers of attorney and other documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans. The Trustee shall not be responsible for any action taken by the Master Servicer or any Subservicer pursuant to such powers of attorney. In servicing and administering any Nonsubserviced Mortgage Loan, the Master Servicer shall, to the extent not inconsistent with this Agreement, comply with the Program Guide as if it were the originator of such Mortgage Loan and had retained the servicing rights and obligations in respect thereof. In connection with servicing and administering the Mortgage Loans, the Master Servicer and any Affiliate of the Master Servicer may perform services such as appraisals and brokerage services that are not customarily provided by servicers of mortgage loans, and shall be entitled to reasonable compensation therefor in accordance with
Section 3.10.

  (b) All costs incurred by the Master Servicer or by Subservicers in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such costs shall be recoverable to the extent permitted by Section 3.10(a)(ii).

  (c) The Master Servicer may enter into one or more agreements in connection with the offering of pass-through certificates evidencing interests in one or more of the Certificates providing for the payment by the Master Servicer of amounts received by the Master Servicer as servicing compensation hereunder and required to cover certain Prepayment Interest Shortfalls on the Mortgage Loans, which payment obligation will thereafter be an obligation of the Master Servicer hereunder.

  Section 3.02.  Subservicing Agreements Between
                 Master Servicer and Subservicers;
                 Enforcement of Subservicers' and
                 Sellers' Obligations.

  (a)  The Master Servicer may continue in effect
Subservicing Agreements entered into by Residential Funding and Subservicers prior to the execution and delivery of this Agreement, and may enter into new Subservicing Agreements with Subservicers, for the servicing and administration of all or some of the Mortgage Loans. Each Subservicer of a Mortgage Loan shall be entitled to receive and retain, as provided in the related Subservicing Agreement and in Section 3.07, the related Subservicing Fee from payments of interest received on such Mortgage Loan after payment of all amounts required to be remitted to the Master Servicer in respect of such Mortgage Loan. For any Mortgage Loan that is a Nonsubserviced Mortgage Loan, the Master Servicer shall be entitled to receive and retain an amount equal to the Subservicing Fee from payments of interest. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Subservicer on behalf of the Master Servicer. Each Subservicing Agreement will be upon such terms and conditions as are generally required or permitted by the Program Guide and are not inconsistent with this Agreement and as the Master Servicer and the Subservicer have agreed. A representative form of Subservicing Agreement is attached to this Agreement as Exhibit G.
With the approval of the Master Servicer, a Subservicer may delegate its servicing obligations to third-party servicers, but such Subservicer will remain obligated under the related Subservicing Agreement. The Master Servicer and a Subservicer may enter into amendments thereto or a different form of Subservicing Agreement, and the form referred to or included in the Program Guide is merely provided for information and shall not be deemed to limit in any respect the discretion of the Master Servicer to modify or enter into different Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of either this Agreement or the Program Guide in a manner which would materially and adversely affect the interests of the Certificateholders or the Owner of the Excess Spread.

  (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee, the Certificateholders and the Owner of the Excess Spread, shall use its best reasonable efforts to enforce the obligations of each Subservicer under the related Subservicing Agreement and of each Seller under the related Seller's Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan, including, without limitation, the obligation to purchase a Mortgage Loan on account of defective documentation, as described in Section 2.02, or on account of a breach of a representation or warranty, as described in Section 2.04. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements or Seller's Agreements, as appropriate, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

  Section 3.03.  Successor Subservicers.

  The Master Servicer shall be entitled to terminate any Subservicing Agreement that may exist in accordance with the terms and conditions of such Subservicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Subservicing Agreement by the Master Servicer or the Subservicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Subservicing Agreement with a successor Subservicer which will be bound by the terms of the related Subservicing Agreement. If the Master Servicer or any Affiliate of Residential Funding acts as servicer, it will not assume liability for the representations and warranties of the Subservicer which it replaces. If the Master Servicer enters into a Subservicing Agreement with a successor Subservicer, the Master Servicer shall use reasonable efforts to have the successor Subservicer assume liability for the representations and warranties made by the terminated Subservicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Subservicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Subservicer from liability for such representations and warranties.

  Section 3.04.  Liability of the Master Servicer.

  Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Subservicer or reference to actions taken through a Subservicer or otherwise, the
Master Servicer shall remain obligated and liable to the Trustee, Certificateholders and Owner of the Excess Spread for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer or the Company and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Subservicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

  Section 3.05.  No Contractual Relationship Between
                 Subservicer and Trustee,
                 Certificateholders or Owner of the
                 Excess Spread.

  Any Subservicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Master Servicer alone and the Trustee, Certificateholders and Owner of the Excess Spread shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer in its capacity as such except as set forth in Section 3.06. The foregoing provision shall not in any way limit a Subservicer's obligation to cure an omission or defect or to repurchase a Mortgage Loan as referred to in Section
2.02 hereof.

  Section 3.06.  Assumption or Termination of
                 Subservicing Agreements by Trustee.

  (a) In the event the Master Servicer shall for any reason no longer be the master servicer (including by reason of an
Event of Default), the Trustee, its designee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer under each Subservicing Agreement that may have been entered into. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to the Subservicing Agreement to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that the Master Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement.

  (b) The Master Servicer shall, upon request of the Trustee but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of each Subservicing Agreement to the assuming party.

  Section 3.07.  Collection of Certain Mortgage Loan
                 Payments; Deposits to
                 Custodial Account.

  (a) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it would employ in its good faith business judgment and which are normal and usual in its general mortgage servicing activities. Consistent with the foregoing, the
Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Date for payments due on a Mortgage Loan in accordance with the Program Guide; provided, however, that the Master Servicer shall first determine that any such waiver or extension will not impair the coverage of any related Primary Insurance Policy or materially adversely affect the lien of the related Mortgage. Consistent with the terms of this Agreement, the Master Servicer may also waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Master Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders or the Owner of the Excess Spread; provided, however, that the Master Servicer may not modify materially or permit any Subservicer to modify any Mortgage Loan, including without limitation any modification that would change the Mortgage
Rate, forgive the payment of any principal or interest (unless in connection with the liquidation of the related Mortgage Loan), or extend the final maturity date of such Mortgage Loan, unless such Mortgage Loan is in default or, in the judgment of the Master Servicer, such default is reasonably foreseeable. In connection with any Curtailment of a Mortgage Loan, the Master Servicer, to the extent not inconsistent with the terms of the Mortgage Note and local law and practice, may permit the Mortgage Loan to be re-amortized such that the Monthly Payment is recalculated as an amount that will fully amortize the remaining Stated Principal Amount thereof by the original Maturity Date based on the original
Mortgage Rate; provided, that such re-amortization shall not be permitted if it would constitute a reissuance of the Mortgage Loan for federal income tax purposes. In the event of any such arrangement, the Master Servicer shall make timely advances on the related Mortgage Loan during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements unless otherwise agreed to by the Holders of the Classes of Certificates affected thereby.

  (b) The Master Servicer shall establish and maintain a Custodial Account in which the Master Servicer shall deposit or cause to be deposited on a daily basis, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by it in respect of the Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date):

       (i)       All payments on account of principal,
  including Principal Prepayments made by Mortgagors on the Mortgage Loans and the principal component of any Subservicer Advance or of any REO Proceeds received in connection with an REO Property for which an REO
  Disposition has occurred;

       (ii) All payments on account of interest at the Adjusted Mortgage Rate on the Mortgage Loans, including Buydown Funds, if any, and the interest component of any Subservicer Advance or of any REO
  Proceeds received in connection with an REO Property for which an REO Disposition has occurred;

       (iii)     Insurance Proceeds and Liquidation
  Proceeds (net of any related expenses of the Subservicer);

       (iv)      All proceeds of any Mortgage Loans
  purchased pursuant to Section 2.02, 2.03, 2.04 or 4.07 and all amounts required to be deposited in connection with the substitution of a Qualified Substitute
  Mortgage Loan pursuant to Section 2.03 or 2.04;

       (v)       Any amounts required to be deposited
  pursuant to Section 3.07(c); and

       (vi)      All amounts transferred from the
  Certificate Account to the Custodial Account in accordance with Section 4.02(a).

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments on the Mortgage
Loans which are not part of the Trust Fund (consisting of payments in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date) and payments or collections in the nature of prepayment charges or late payment charges or assumption fees may but need not be deposited by the Master Servicer in the Custodial Account. In the event any amount not required to be deposited in the Custodial Account is so deposited, the Master Servicer may at any time withdraw such amount from the Custodial Account, any provision herein to the contrary notwithstanding. The Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others. Notwithstanding such commingling of funds, the Master Servicer shall keep records that accurately reflect the funds on deposit in the Custodial Account that have been identified by it as being attributable to the Mortgage Loans.

  With respect to Insurance Proceeds, Liquidation
Proceeds, REO Proceeds and the proceeds of the purchase of any Mortgage Loan pursuant to Sections 2.02, 2.03, 2.04 and 4.07 received in any calendar month, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

  (c) The Master Servicer shall use its best efforts to cause the institution maintaining the Custodial Account to invest the funds in the Custodial Account attributable to the Mortgage Loans in Permitted Investments which shall mature not later than the Certificate Account Deposit Date next following the date of such investment (with the exception of the Amount Held for
Future Distribution) and which shall not be sold or disposed of prior to their maturities. All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments attributable to the investment of amounts in respect of the Mortgage Loans shall be deposited in the Custodial Account by the Master Servicer out of its own funds immediately as realized.

  (d) The Master Servicer shall give notice to the Trustee and the Company of any change in the location of the Custodial Account and the location of the Certificate Account prior to the use thereof.

  Section 3.08.  Subservicing Accounts;
                 Servicing Accounts.

  (a) In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing
Agreement, to establish and maintain one or more Subservicing Accounts which shall be an Eligible Account or, if such account is not an Eligible Account, shall generally satisfy the requirements of the Program Guide and be otherwise acceptable to the Master Servicer and each Rating Agency. The Subservicer will be required thereby to deposit into the Subservicing Account on a daily basis all proceeds of Mortgage Loans received by the Subservicer, less its Subservicing Fees and unreimbursed advances and expenses, to the extent permitted by the Subservicing Agreement. If the Subservicing Account is not an Eligible Account, the Master Servicer shall be deemed to have received such monies upon receipt thereof by the Subservicer. The Subservicer shall not be required to deposit in the Subservicing Account payments or collections in the nature of prepayment charges or late charges or assumption fees. On or before the date specified in the Program Guide, but in no event later than the Determination Date, the Master Servicer shall cause the Subservicer, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account all funds held in the Subservicing Account with respect to each Mortgage Loan serviced by such Subservicer that are required to be remitted to the Master Servicer. The Subservicer will also be required, pursuant to the Subservicing Agreement, to advance on such scheduled date of remittance amounts equal to any scheduled monthly installments of principal and interest less its Subservicing Fees on any Mortgage Loans for which payment was not received by the Subservicer. This obligation to advance with respect to each Mortgage Loan will continue up to and including the first of the month following the date on which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such advances received by the Master Servicer shall be deposited promptly by it in the Custodial
Account.

  (b) The Subservicer may also be required, pursuant to the Subservicing Agreement, to remit to the Master Servicer for deposit in the Custodial Account interest at the Adjusted Mortgage
Rate on any Curtailment received by such Subservicer in respect of a Mortgage Loan from the related Mortgagor during any month that is to be applied by the Subservicer to reduce the unpaid principal balance of the related Mortgage Loan as of the first day of such month, from the date of application of such Curtailment to the first day of the following month. Any amounts paid by a Subservicer pursuant to the preceding sentence shall be for the benefit of the Master Servicer as additional servicing compensation and shall be subject to its withdrawal or order from time to time pursuant to Sections 3.10(a)(iv) and (v).

  (c) In addition to the Custodial Account and the Certificate Account, the Master Servicer shall for any Nonsubserviced Mortgage Loan, and shall cause the Subservicers for
Subserviced Mortgage Loans to, establish and maintain one or more Servicing Accounts and deposit and retain therein all collections from the Mortgagors (or advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items for the account of the Mortgagors. Each Servicing Account shall satisfy the requirements for a Subservicing Account and, to the extent permitted by the Program Guide or as is otherwise acceptable to the Master Servicer, may also function as a Subservicing Account. Withdrawals of amounts related to the Mortgage Loans from the Servicing Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, or comparable items, to reimburse the Master Servicer or Subservicer out of related collections for any payments made pursuant to Sections 3.11 (with respect to the Primary Insurance Policy) and 3.12(a) (with respect to hazard insurance), to refund to any Mortgagors any sums as may be determined to be overages, to pay interest, if required, to Mortgagors on balances in the Servicing Account or to clear and terminate the Servicing Account at the termination of this Agreement in accordance with Section 9.01 or in accordance with the Program Guide. As part of its servicing duties, the Master Servicer shall, and the Subservicers will, pursuant to the Subservicing Agreements, be required to pay to the
Mortgagors interest on funds in this account to the extent required by law.

  (d) The Master Servicer shall advance the payments referred to in the preceding subsection that are not timely paid by the Mortgagors or advanced by the Subservicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

  Section 3.09.  Access to Certain Documentation and
                 Information Regarding the Mortgage
                 Loans.

  In the event that compliance with this Section 3.09 shall make any Class of Certificates legal for investment by federally insured savings and loan associations, the Master Servicer shall provide, or cause the Subservicers to provide, to the Trustee, the Office of Thrift Supervision or the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices designated by the Master Servicer. The Master Servicer shall permit such representatives to photocopy any such documentation and shall provide equipment for that purpose at a charge reasonably approximating the cost of such photocopying to the Master Servicer.

  Section 3.10.  Permitted Withdrawals from the
                 Custodial Account.

  (a) The Master Servicer may, from time to time as provided herein, make withdrawals from the Custodial Account of amounts on deposit therein pursuant to Section 3.07 that are attributable to the Mortgage Loans for the following purposes:

       (i)       to make deposits into the Certificate
  Account in the amounts and in the manner provided for in Section 4.01;

       (ii)      to reimburse itself or the related
  Subservicer for previously unreimbursed advances or expenses made pursuant to Sections 3.01, 3.08, 3.11, 3.12(a), 3.14 and 4.04 or otherwise reimbursable pursuant to the terms of this Agreement, such withdrawal right being limited to amounts received on particular Mortgage Loans (including, for this purpose, REO Proceeds, Insurance Proceeds, Liquidation
  Proceeds and proceeds from the purchase of a Mortgage
  Loan pursuant to Section 2.02, 2.03, 2.04 or 4.07) which represent (A) Late Collections of Monthly
  Payments for which any such advance was made in the case of Subservicer Advances or Advances pursuant to
  Section 4.04 and (B) recoveries of amounts in respect of which such advances were made in the case of Servicing Advances;

       (iii)     to pay to itself or the related
  Subservicer (if not previously retained by such Subservicer) out of each payment received by the Master Servicer on account of interest on a Mortgage
  Loan as contemplated by Sections 3.14 and 3.16, an amount equal to that remaining portion of any such payment as to interest (but not in excess of the Servicing Fee and the Subservicing Fee, if not previously retained) which, when deducted, will result in the remaining amount of such interest being interest at the Net Mortgage Rate on the amount specified in the amortization schedule of the related
  Mortgage Loan as the principal balance thereof at the beginning of the period respecting which such interest was paid after giving effect to any previous
  Curtailments;

       (iv) to pay to itself as additional servicing compensation any interest or investment income earned on funds deposited in the Custodial Account that it is entitled to withdraw pursuant to Section 3.07(c);

       (v) to pay to itself as additional servicing compensation any Foreclosure Profits, and any amounts remitted by Subservicers as interest in respect of Curtailments pursuant to Section 3.08(b);

       (vi) to pay to itself, a Subservicer, a Seller, Residential Funding, the Company or any other appropriate Person, as the case may be, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased or otherwise transferred pursuant to Section 2.02, 2.03, 2.04, 4.07 or 9.01, all amounts received thereon and not required to be distributed to the Certificateholders or the Owner of the Excess Spread as of the date on which the related Stated Principal Balance or Purchase Price is determined;

       (vii)     to reimburse itself or the related
  Subservicer for any Nonrecoverable Advance or Advances in the manner and to the extent provided in subsection
  (c) below or any Advance reimbursable to the Master
  Servicer pursuant to Section 4.02(a)(iii);

       (viii)    to reimburse itself or the Company
  for expenses incurred by and reimbursable to it or the Company pursuant to Sections 3.13, 3.14(c), 6.03,
  10.01 or otherwise, or in connection with enforcing any repurchase, substitution or indemnification obligation of any Seller (other than an Affiliate of the Company) pursuant to the related Seller's
  Agreement;

       (ix) to reimburse itself for amounts expended by it (a) pursuant to Section 3.14 in good faith in connection with the restoration of property damaged by an Uninsured Cause, and (b) in connection with the liquidation of a Mortgage Loan or disposition of an REO Property to the extent not otherwise reimbursed pursuant to clause (ii) or (viii) above; and

       (x)       to withdraw any amount deposited in the
  Custodial Account that was not required to be deposited therein pursuant to Section 3.07.

  (b) Since, in connection with withdrawals pursuant to clauses (ii), (iii), (v) and (vi), the Master Servicer's entitlement thereto is limited to collections or other recoveries on the related Mortgage Loan, the Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such clauses.

  (c) The Master Servicer shall be entitled to reimburse itself or the related Subservicer for any advance made in respect of a Mortgage Loan that the Master Servicer determines to be a Nonrecoverable Advance by withdrawal from the Custodial Account of amounts on deposit therein attributable to the Mortgage
Loans on any Certificate Account Deposit Date succeeding the date of such determination. Such right of reimbursement in respect of a Nonrecoverable Advance on any such Certificate Account Deposit Date shall be limited to an amount not exceeding the portion of such advance previously paid to the Certificateholders and the Owner of the Excess Spread (and not theretofore reimbursed to the Master Servicer or the related Subservicer).

  Section 3.11.  Maintenance of the Primary Insurance
                 Policies; Collections Thereunder.

  (a) The Master Servicer shall not take, or permit any Subservicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Subservicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Loan secured by a Mortgaged Property is reduced to 80% or less of the Appraised Value in the case of such a Mortgage Loan having a Loan-to-Value Ratio at origination in excess of 80%, provided that such Primary Insurance Policy was in place as of the Cut-off Date and the Company had knowledge of such Primary Insurance Policy. The Master Servicer shall be entitled to cancel or permit the discontinuation of any Primary Insurance Policy as to any Mortgage
Loan, if the Stated Principal Balance of the Mortgage Loan is reduced below an amount equal to 80% of the appraised value of the related Mortgaged Property as determined in any appraisal thereof after the Closing Date or as a result of principal payments on the
Mortgage Loan after the Closing Date. In the event that the Company gains knowledge that as of the Closing Date, a Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 80% and is not the subject of a Primary Insurance Policy (and was not included in any exception to the representation in Section 2.03(b)(iv)) and that such Mortgage Loan has a current Loan-to-Value Ratio in excess of 80% then the Master Servicer shall use its reasonable efforts to obtain and maintain a Primary Insurance Policy to the extent that such a policy is obtainable at a reasonable price. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Nonsubserviced Mortgage Loan, or consent to any Subservicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having a rating equal to or better than the lower of the then-current rating or the rating assigned to the Certificates as of the Closing Date by such Rating Agency.

  (b)  In connection with its activities as
administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present or to cause the related Subservicer to present, on behalf of the Master Servicer, the Subservicer, if any, the Trustee, the Certificateholders and the Owner of the Excess Spread, claims to the Insurer under any Primary Insurance Policies, in a timely manner in accordance with such policies, and, in this regard, to take or cause to be taken such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Pursuant to Section 3.07, any Insurance Proceeds collected by or remitted to the Master Servicer under any Primary Insurance Policies shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10.

  Section 3.12.  Maintenance of Fire Insurance and
                 Omissions and Fidelity Coverage.

  (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Cooperative Loan) fire insurance with extended coverage in an amount which is equal to the lesser of the principal balance owing on such Mortgage Loan or
100 percent of the insurable value of the improvements; provided, however, that such coverage may not be less than the minimum amount required to fully compensate for any loss or damage on a replacement cost basis. To the extent it may do so without breaching the related Subservicing Agreement, the Master Servicer shall replace any Subservicer that does not cause such insurance, to the extent it is available, to be maintained. The Master Servicer shall also cause to be maintained on property acquired upon foreclosure, or deed in lieu of foreclosure, of any Mortgage Loan (other than a Cooperative Loan), fire insurance with extended coverage in an amount which is at least equal to the amount necessary to avoid the application of any co-insurance clause contained in the related hazard insurance policy. Pursuant to
Section 3.07, any amounts collected by the Master Servicer under any such policies (other than amounts to be applied to the restoration or repair of the related Mortgaged Property or property thus acquired or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.10. Any cost incurred by the Master Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders and the Owner of the Excess Spread, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of related late payments by the Mortgagor or out of Insurance Proceeds and Liquidation Proceeds to the extent permitted by Section 3.10. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. Whenever the improvements securing a Mortgage Loan (other than a Cooperative Loan) are located in a federally designated special flood hazard area, the Master Servicer shall cause flood insurance
(to the extent available) to be maintained in respect thereof. Such flood insurance shall be in an amount equal to the lesser of
(i) the amount required to compensate for any loss or damage to the Mortgaged Property on a replacement cost basis and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

  In the event that the Master Servicer shall obtain and maintain a blanket fire insurance policy with extended coverage insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12(a), it being understood and agreed that such policy may contain a deductible clause, in which case the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this
Section 3.12(a) and there shall have been a loss which would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. Any such deposit by the Master Servicer shall be made on the Certificate Account Deposit Date next preceding the Distribution Date which occurs in the month following the month in which payments under any such policy would have been deposited in the Custodial Account. In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee, the Certificateholders and the Owner of the Excess Spread, claims under any such blanket policy.

  (b) The Master Servicer shall obtain and maintain at its own expense and keep in full force and effect throughout the term of this Agreement a blanket fidelity bond and an errors and omissions insurance policy covering the Master Servicer's officers and employees and other persons acting on behalf of the Master Servicer in connection with its activities under this Agreement. The amount of coverage shall be at least equal to the coverage that would be required by FNMA or FHLMC, whichever is greater, with respect to the Master Servicer if the Master Servicer were servicing and administering the Mortgage Loans for FNMA or FHLMC.

In the event that any such bond or policy ceases to be in effect, the Master Servicer shall obtain a comparable replacement bond or policy from an issuer or insurer, as the case may be, meeting the requirements, if any, of the Program Guide and acceptable to the Company. Coverage of the Master Servicer under a policy or bond obtained by an Affiliate of the Master Servicer and providing the coverage required by this Section 3.12(b) shall satisfy the requirements of this Section 3.12(b).

  Section 3.13.  Enforcement of Due-on-Sale Clauses;
                 Assumption and Modification
                 Agreements; Certain Assignments.

  (a) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer or Subservicer, to the extent it has knowledge of such conveyance, shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing:

       (i) the Master Servicer shall not be deemed to be in default under this Section 3.13(a) by reason of any transfer or assumption which the Master Servicer is restricted by law from preventing; and

       (ii) if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any Mortgage Note or
  Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action.

  (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption or modification agreement or supplement to the Mortgage
Note or Mortgage which requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer is authorized, subject to the requirements of the sentence next following, to execute and deliver, on behalf of the Trustee, the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person; provided, however, none of such terms and requirements shall both constitute a "significant modification" effecting an exchange or reissuance of such Mortgage
Loan under the Code (or final, temporary or proposed Treasury Regulations promulgated thereunder) and cause the Trust Fund to fail to qualify as a REMIC under the Code. The Master Servicer shall execute and deliver such documents only if it reasonably determines that (i) its execution and delivery thereof will not conflict with or violate any terms of this Agreement or cause the unpaid balance and interest on the Mortgage Loan to be uncollectible in whole or in part, (ii) any required consents of insurers under any Required Insurance Policies have been obtained and (iii) subsequent to the closing of the transaction involving the assumption or transfer (A) the Mortgage Loan will continue to be secured by a first mortgage lien pursuant to the terms of the Mortgage, (B) such transaction will not adversely affect the coverage under any Required Insurance Policies, (C) the Mortgage Loan will fully amortize over the remaining term thereof, (D) no material term of the Mortgage Loan (including the interest rate on the Mortgage Loan) will be altered nor will the term of the Mortgage Loan be changed and (E) if the seller/transferor of the Mortgaged Property is to be released from liability on the Mortgage Loan, such release will not (based on the Master Servicer's or Subservicer's good faith determination) adversely affect the collectability of the Mortgage Loan. Upon receipt of appropriate instructions from the Master Servicer in accordance with the foregoing, the Trustee shall execute any necessary instruments for such assumption or substitution of liability as directed by the Master Servicer. Upon the closing of the transactions contemplated by such documents, the Master Servicer shall cause the originals or true and correct copies of the assumption agreement, the release (if any), or the modification or supplement to the Mortgage Note or Mortgage to be delivered to the
Trustee or the Custodian and deposited with the Mortgage File for such Mortgage Loan. Any fee collected by the Master Servicer or such related Subservicer for entering into an assumption or substitution of liability agreement will be retained by the Master
Servicer or such Subservicer as additional servicing compensation.

  (c) The Master Servicer or the related Subservicer, as the case may be, shall be entitled to approve a request from a Mortgagor for a partial release of the related Mortgaged Property, the granting of an easement thereon in favor of another Person, any alteration or demolition of the related Mortgaged Property or other similar matters if it has determined, exercising its good faith business judgment in the same manner as it would if it were the owner of the related Mortgage Loan, that the security for, and the timely and full collectability of, such Mortgage Loan would not be adversely affected thereby and that the REMIC would not fail to continue to qualify as such under the Code as a result thereof and (subject to Section 10.01(f)) that no tax on "prohibited transactions" or "contributions" after the Startup Day would be imposed on the REMIC as a result thereof. Any fee collected by the Master Servicer or the related Subservicer for processing such a request will be retained by the Master Servicer or such Subservicer as additional servicing compensation.

  (d) Subject to any other applicable terms and conditions of this Agreement, the Trustee and Master Servicer shall be entitled to approve an assignment in lieu of satisfaction with respect to any Mortgage Loan, provided the obligee with respect to such Mortgage Loan following such proposed assignment provides the Trustee and Master Servicer with a "Lender Certification for Assignment of Mortgage Loan" in the form attached hereto as Exhibit O, in form and substance satisfactory to the Trustee and Master Servicer, providing the following: (i) that the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction; (ii) that the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and that the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws; (iii) that the Mortgage Loan following the proposed assignment will have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and (iv) that such assignment is at the request of the borrower under the related Mortgage Loan. Upon approval of an assignment in lieu of satisfaction with respect to any Mortgage Loan, the Master Servicer shall receive cash in an amount equal to the unpaid principal balance of and accrued interest on such Mortgage Loan and the Master Servicer shall treat such amount as a Principal Prepayment in Full with respect to such Mortgage Loan for all purposes hereof.

  Section 3.14.  Realization Upon Defaulted
                 Mortgage Loans.

  (a)  The Master Servicer shall foreclose upon or
otherwise comparably convert (which may include an REO Acquisition) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07. In connection with such foreclosure or other conversion, the Master Servicer shall, consistent with Section 3.11, follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall be required or permitted by the Program Guide; provided that the Master Servicer shall not be liable in any respect hereunder if the Master Servicer is acting in connection with any such foreclosure or other conversion in a manner that is consistent with the provisions of this Agreement. The Master Servicer, however, shall not be required to expend its own funds or incur other reimbursable charges in connection with any foreclosure, or attempted foreclosure which is not completed, or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Holders of Certificates of one
or more Classes after reimbursement to itself for such expenses
or
charges and (ii) that such expenses and charges will be recoverable to it through Liquidation Proceeds, Insurance Proceeds, or REO Proceeds (respecting which it shall have priority for purposes of withdrawals from the Custodial Account pursuant to
Section 3.10, whether or not such expenses and charges are actually recoverable from related Liquidation Proceeds, Insurance Proceeds or REO Proceeds). In the event of a determination by the
Master Servicer pursuant to this Section 3.14(a), the Master Servicer shall be entitled to reimbursement of such amounts pursuant to Section 3.10. Concurrently with such amounts, the Master Servicer may pursue any remedies that may be available in connection with a breach of a representation and warranty with respect to any such Mortgage Loan in accordance with Sections 2.03 and 2.04. However, the Master Servicer is not required to continue to pursue both foreclosure (or similar remedies) with respect to the Mortgage Loans and remedies in connection with a breach of a representation and warranty if the Master Servicer determines in its reasonable discretion that one such remedy is more likely to result in a greater recovery as to the Mortgage Loan. Upon the occurrence of a Cash Liquidation or REO Disposition, following the deposit in the Custodial Account of all
Insurance Proceeds, Liquidation Proceeds and other payments and recoveries referred to in the definition of "Cash Liquidation" or "REO Disposition," as applicable, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee or any Custodian, as the case may be, shall release to the Master Servicer the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Master Servicer, in each case without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, the related Mortgage Loan, and thereafter such Mortgage Loan shall not be part of the Trust Fund.
Notwithstanding the foregoing or any other provision of this Agreement, in the Master Servicer's sole discretion with respect to any defaulted Mortgage Loan or REO Property as to either of the following provisions, (i) a Cash Liquidation or REO Disposition may be deemed to have occurred if substantially all amounts expected by the Master Servicer to be received in connection with the related defaulted Mortgage Loan or REO Property have been received, and (ii) for purposes of determining the amount of any Liquidation Proceeds, Insurance Proceeds, REO Proceeds or any other unscheduled collections or the amount of any Realized Loss, the Master Servicer may take into account minimal amounts of additional receipts expected to be received or any estimated additional liquidation expenses expected to be incurred in connection with the related defaulted Mortgage Loan or REO Property.

  (b)  In the event that title to any Mortgaged
Property is acquired by the Trust Fund as an REO Property by foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee or to its nominee on behalf of the Certificateholders and the Owner of the Excess Spread. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such REO Property shall
(except as otherwise expressly provided herein) be considered to be an Outstanding Mortgage Loan held in the Trust Fund until such time as the REO Property shall be sold. Consistent with the foregoing for purposes of all calculations hereunder so long as such REO Property shall be considered to be an Outstanding Mortgage Loan it shall be assumed that, notwithstanding that the indebtedness evidenced by the related Mortgage Note shall have been discharged, such Mortgage Note and the related amortization schedule in effect at the time of any such acquisition of title (after giving effect to any previous Curtailments and before any adjustment thereto by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) remain in effect.

  (c) In the event that the Trust Fund acquires any REO Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such REO Property within two years after its acquisition by the Trust Fund for purposes of Section 860G(a)(8) of the Code or, at the expense of the Trust Fund, request, more than 60 days before the day on which the two-year grace period would otherwise expire, an extension of the two-year grace period unless the Master Servicer (subject to Section 10.01(f)) obtains for the Trustee an Opinion of Counsel, addressed to the Trustee and the Master Servicer, to the effect that the holding by the Trust Fund of such REO Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such REO Property (subject to any conditions contained in such Opinion of Counsel). The Master Servicer shall be entitled to be reimbursed from the Custodial Account for any costs incurred in obtaining such Opinion of Counsel, as provided in Section 3.10. Notwithstanding any other provision of this Agreement, no REO Property acquired by the Trust
Fund shall be rented (or allowed to continue to be rented) or otherwise used by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of
Section 860G(a)(8) of the Code or (ii) subject the Trust Fund to the imposition of any federal income taxes on the income earned from such REO Property, including any taxes imposed by reason of
Section 860G(c) of the Code, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

  (d)  The proceeds of any Cash Liquidation, REO
Disposition or purchase or repurchase of any Mortgage Loan pursuant to the terms of this Agreement, as well as any recovery resulting from a collection of Liquidation Proceeds, Insurance Proceeds or REO Proceeds, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Subservicer in accordance with Section 3.10(a)(ii); second, to the Certificateholders and the Owner of the Excess Spread to the extent of accrued and unpaid interest on the Mortgage Loan, and any related REO Imputed Interest, at the Net Mortgage Rate and the Spread Rate, respectively, to the Due Date prior to the Distribution Date on which such amounts are to be distributed; third, to the Certificateholders as a recovery of principal on the Mortgage Loan (or REO Property); fourth, to all Servicing Fees and Subservicing Fees payable therefrom (and the Master Servicer and the Subservicer shall have no claims for any deficiencies with respect to such fees which result from the foregoing allocation); and fifth, to Foreclosure Profits.

  Section 3.15.  Trustee to Cooperate;
                 Release of Mortgage Files.

  (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee (if it holds the related Mortgage File) or the Custodian by a certification of a Servicing Officer (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 have been or will be so deposited), substantially in one of the forms attached hereto as Exhibit H requesting delivery to it of the Mortgage File. Upon receipt of such certification and request, the Trustee shall promptly release, or cause the Custodian to release, the related Mortgage File to the Master Servicer. The Master Servicer is authorized to execute and deliver to the Mortgagor the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, together with the Mortgage Note with, as appropriate, written evidence of cancellation thereon. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Certificate Account.

  (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Custodian, with a copy to the Trustee, a certificate of a Servicing Officer substantially in one of the forms attached as Exhibit H hereto, requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any Required Insurance Policy. Upon receipt of the foregoing, the
Trustee shall deliver, or cause the Custodian to deliver, the Mortgage File or any document therein to the Master Servicer.
The
Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee, or the Custodian as agent for the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or
(ii)
the Mortgage File or such document has been delivered directly or through a Subservicer to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered directly or through a Subservicer to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Trustee shall deliver the Request for Release with respect thereto to the Master Servicer upon deposit of the related Liquidation Proceeds in the Custodial Account.

  (c)  The Trustee or the Master Servicer on the
Trustee's behalf shall execute and deliver to the Master Servicer, if necessary, any court pleadings, requests for trustee's sale or other documents necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings (if signed by the Trustee), the Master Servicer shall deliver to the Trustee a certificate of a Servicing
Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under any Required Insurance Policy or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

  Section 3.16.  Servicing and Other Compensation;
                 Compensating Interest.

  (a) The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive on each Distribution Date the amounts provided for by clauses (iii),
(iv),
(v) and (vi) of Section 3.10(a), subject to clause (e) below.
The
amount of servicing compensation provided for in such clauses shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis.

In the event that Liquidation Proceeds, Insurance Proceeds and
REO
Proceeds (net of amounts reimbursable therefrom pursuant to Section 3.10(a)(ii)) in respect of a Cash Liquidation or REO Disposition exceed the unpaid principal balance of such Mortgage Loan plus unpaid interest accrued thereon (including REO Imputed Interest) at the related Net Mortgage Rate, the Master Servicer shall be entitled to retain therefrom and to pay to itself and/or the related Subservicer any Servicing Fee or Subservicing Fee considered to be accrued but unpaid.

  (b) Additional servicing compensation in the form of prepayment charges, assumption fees, late payment charges, investment income on amounts in the Custodial Account or the Certificate Account or otherwise shall be retained by the Master Servicer or the Subservicer to the extent provided herein, subject to clause (e) below.

  (c) The Master Servicer shall be required to pay, or cause to be paid, all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for the Primary Insurance Policies, if any, to the extent such premiums are not required to be paid by the related Mortgagors, and the fees and expenses of the Trustee and any Custodian) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 3.10 and 3.14.

  (d) The Master Servicer's right to receive servicing compensation may not be transferred in whole or in part except in connection with the transfer of all of its responsibilities and obligations of the Master Servicer under this Agreement.

  (e) Notwithstanding any other provision herein, the amount of servicing compensation that the Master Servicer shall be entitled to receive for its activities hereunder for the period ending on each Distribution Date shall be reduced (but not below zero) by an amount equal to Compensating Interest (if any) for such Distribution Date. Such reduction shall be applied during such period as follows: first, to any Servicing Fee or Subservicing Fee to which the Master Servicer is entitled pursuant to Section 3.10(a)(iii); second, to any income or gain realized from any investment of funds held in the Custodial Account or the Certificate Account to which the Master Servicer is entitled pursuant to Sections 3.07(c) or 4.01(b), respectively; and third, to any amounts of servicing compensation to which the Master Servicer is entitled pursuant to Section 3.10(a)(v) or (vi). In making such reduction, the Master Servicer (i) will not withdraw from the Custodial Account any such amount representing all or a portion of the Servicing Fee to which it is entitled pursuant to
Section 3.10(a)(iii); (ii) will not withdraw from the Custodial Account or Certificate Account any such amount to which it is entitled pursuant to Section 3.07(c) or 4.01(b) and (iii) will not withdraw from the Custodial Account any such amount of servicing compensation to which it is entitled pursuant to Section 3.10(a)(v) or (vi).

  Section 3.17.  Reports to the Trustee
                 and the Company.

  Not later than fifteen days after each Distribution
Date, the Master Servicer shall forward to the Trustee and the Company a statement, certified by a Servicing Officer, setting forth the status of the Custodial Account as of the close of business on such Distribution Date as it relates to the Mortgage Loans and showing, for the period covered by such statement, the aggregate of deposits in or withdrawals from the Custodial Account in respect of the Mortgage Loans for each category of deposit specified in Section 3.07 and each category of withdrawal specified in Section 3.10.

  Section 3.18.  Annual Statement as to Compliance.

  The Master Servicer will deliver to the Company and the Trustee on or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year related to its servicing of mortgage loans and its performance under pooling and servicing agreements, including this Agreement, has been made under such officers' supervision, (ii) to the best of such officers' knowledge, based on such review, the Master Servicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a default in the fulfillment in all material respects of any such obligation relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof and (iii) to the best of such officers' knowledge, each Subservicer has complied in all material respects with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers and has fulfilled all of its material obligations under its Subservicing Agreement in all material respects throughout such year, or, if there has been material noncompliance with such servicing standards or a material default in the fulfillment of such obligations relating to this Agreement, such statement shall include a description of such noncompliance or specify each such default, as the case may be, known to such officer and the nature and status thereof.

  Section 3.19.  Annual Independent Public
                 Accountants' Servicing Report.

  On or before March 31 of each year, beginning with the first March 31 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants to furnish a report to the Company and the Trustee stating its opinion that, on the basis of an examination conducted by such firm substantially in accordance with standards established by the American Institute of Certified Public Accountants, the assertions made pursuant to Section 3.18 regarding compliance with the minimum servicing standards set forth in the Uniform Single Attestation Program for Mortgage Bankers during the preceding calendar year are fairly stated in all material respects, subject to such exceptions and other qualifications that, in the opinion of such firm, such accounting standards require it to report. In rendering such statement, such firm may rely, as to matters relating to the direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted by independent public accountants substantially in accordance with standards established by the American Institute of Certified Public Accountants (rendered within one year of such statement) with respect to such Subservicers.

  Section 3.20.  Rights of the Company in Respect
                 of the Master Servicer.

  The Master Servicer shall afford the Company, upon reasonable notice, during normal business hours access to all records maintained by the Master Servicer in respect of its rights and obligations hereunder and access to officers of the Master Servicer responsible for such obligations. Upon request, the Master Servicer shall furnish the Company with its most recent financial statements and such other information as the Master Servicer possesses regarding its business, affairs, property and condition, financial or otherwise. The Master Servicer shall also cooperate with all reasonable requests for information including, but not limited to, notices, tapes and copies of files, regarding itself, the Mortgage Loans or the Certificates from any Person or Persons identified by the Company or Residential Funding. The Company may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Company or its designee. The Company shall not have any responsibility or liability for any action or failure to act by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                                  ARTICLE IV

         PAYMENTS TO CERTIFICATEHOLDERS AND OWNER OF THE EXCESS
SPREAD

  Section 4.01.  Certificate Account.

  (a) The Master Servicer on behalf of the Trustee shall establish and maintain a Certificate Account in which the Master Servicer shall cause to be deposited on behalf of the Trustee on or before 2:00 P.M. New York time on each Certificate Account Deposit Date by wire transfer of immediately available funds an amount equal to the sum of (i) any Advance for the immediately succeeding Distribution Date, (ii) any amount required to be deposited in the Certificate Account pursuant to Section 3.12(a), (iii) any amount required to be deposited in the Certificate Account pursuant to Section 3.16(e) or Section 4.07,
(iv) any amount required to be paid pursuant to Section 9.01 and
(v) all other amounts constituting the Available Distribution Amount for the immediately succeeding Distribution Date.

  (b) The Trustee shall, upon written request from the Master Servicer, invest or cause the institution maintaining the Certificate Account to invest the funds in the Certificate Account in Permitted Investments designated in the name of the Trustee for the benefit of the Certificateholders and the Owner of the Excess Spread, which shall mature not later than the Business Day next preceding the Distribution Date next following the date of such investment (except that (i) any investment in the institution with which the Certificate Account is maintained may mature on such Distribution Date and (ii) any other investment may mature on such
Distribution Date if the Trustee shall advance funds on such Distribution Date to the Certificate Account in the amount payable on such investment on such Distribution Date, pending receipt thereof to the extent necessary to make distributions on the Certificates) and shall not be sold or disposed of prior to maturity. Subject to Section 3.16(e), all income and gain realized from any such investment shall be for the benefit of the Master Servicer and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized without any right of reimbursement.

  Section 4.02.  Distributions.

  (a)  On each Distribution Date (i) the Master
Servicer on behalf of the Trustee or (ii) the Paying Agent appointed by the Trustee, shall distribute to the Owner of the Excess Spread, a distribution thereof pursuant to
Section 4.02(a)(i), to the Master Servicer, in the case of a distribution pursuant to Section 4.02(a)(iii), the amount required to be distributed to the Master Servicer or a Subservicer pursuant to Section 4.02(a)(iii), and to each Certificateholder of record on the next preceding Record Date (other than as provided in Section 9.01 respecting the final distribution) either in immediately available funds (by wire transfer or otherwise) to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Master Servicer or the Paying Agent, as the case may be, or, if such Certificateholder has not so notified the Master Servicer or the Paying Agent by the Record Date, by check mailed to such Certificateholder at the address of such Holder appearing in the Certificate Register such Certificateholder's share (based on the aggregate of the Percentage Interests represented by Certificates of the applicable Class held by such Holder) of the following amounts, in the following order of priority (subject to the provisions of Section 4.02(b)), in each case to the extent of the Available Distribution Amount:

       (i) to the Class A Certificateholders (other than the Class A-4 Certificateholders), Class R
  Certificateholders and the Owner of the Excess Spread, on a pro rata basis based on Accrued Certificate
  Interest payable thereon and the amount of such Excess
  Spread with respect to such Distribution Date, Accrued
  Certificate Interest on such Classes of Certificates and such Excess Spread, as applicable, for such Distribution Date, plus any Accrued Certificate
  Interest or Excess Spread thereon remaining unpaid from any previous Distribution Date except as provided in the last paragraph of this Section 4.02(a);

       (ii) (X) to the Class A-4 Certificateholders, the Class A-4 Principal Distribution Amount; and

                 (Y)  to the Class A Certificateholders
  (other than the Class A-4 Certificateholders) and
  Class R Certificateholders, in the priorities and amounts set forth in Section 4.02(b)(ii) and Section
  4.02(c), the sum of the following (applied to reduce the Certificate Principal Balances of such Class A or
  Class R Certificates, as applicable):

                 (A)  the Senior Percentage for such
       Distribution Date times the sum of the
       following:

                      (1)  the principal portion of each
                 Monthly Payment due during the related Due
                 Period on each Outstanding Mortgage Loan
                 (other than the related Discount Fraction of the principal portion of such payments with respect to a Discount Mortgage Loan), whether or not received on or prior to the related Determination Date, minus the principal portion of any Debt Service
                 Reduction (other than the related Discount
                 Fraction of the principal portion of such Debt Service Reductions with respect to each Discount Mortgage Loan) which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

                      (2)  the Stated Principal Balance
                 of any Mortgage Loan repurchased during
                 the related Prepayment Period (or deemed to have been so repurchased in accordance with Section 3.07(b)) pursuant to Section
                 2.02, 2.03, 2.04 or 4.07 and the amount of
                 any shortfall deposited in the Custodial
                 Account in connection with the
                 substitution of a Deleted Mortgage Loan
                 pursuant to Section 2.03 or 2.04 during
                 the related Prepayment Period (other than the related Discount Fraction of such Stated Principal Balance or shortfall with respect to a Discount Mortgage Loan); and

                      (3)  the principal portion of all
                 other unscheduled collections (other than
                 Principal Prepayments in Full and
                 Curtailments and amounts received in
                 connection with a Cash Liquidation or REO
                 Disposition of a Mortgage Loan described in Section 4.02(a)(ii)(Y)(B), including without limitation Insurance Proceeds,
                 Liquidation Proceeds and REO Proceeds)
                 received during the related Prepayment
                 Period (or deemed to have been so received in accordance with Section 3.07(b)) to the extent applied by the Master Servicer as recoveries of principal of the related
                 Mortgage Loan pursuant to Section 3.14
                 (other than the related Discount Fraction of the principal portion of such unscheduled collections with respect to a Discount Mortgage Loan);

                 (B)  with respect to each Mortgage Loan
       for which a Cash Liquidation or a REO
       Disposition occurred during the related
       Prepayment Period (or was deemed to have occurred during such period in accordance with
       Section 3.07(b)) and did not result in any Excess Special Hazard Losses, Excess Fraud
       Losses, Excess Bankruptcy Losses or
       Extraordinary Losses, an amount equal to the lesser of (a) the Senior Percentage for such Distribution Date times the Stated Principal
       Balance of such Mortgage Loan (other than the related Discount Fraction of such Stated
       Principal Balance, with respect to a Discount
       Mortgage Loan) and (b) the Senior Accelerated
       Distribution Percentage for such Distribution
       Date times the related unscheduled collections
       (including without limitation Insurance
       Proceeds, Liquidation Proceeds and REO Proceeds) to the extent applied by the Master Servicer as recoveries of principal of the related Mortgage
       Loan pursuant to Section 3.14 (in each case, other than the related Discount Fraction of the principal portion of such unscheduled collections, with respect to a Discount Mortgage
       Loan included in Section 4.02(b)(i)(C));

                 (C)  the Senior Accelerated Distribution
       Percentage for such Distribution Date times the aggregate of all Principal Prepayments in Full and Curtailments received in the related
       Prepayment Period (other than the related
       Discount Fraction of such Principal Prepayments in Full and Curtailments, with respect to a Discount Mortgage Loan);

                 (D)  any Excess Subordinate Principal
       Amount for such Distribution Date;

                 (E)  any amounts described in subsection
       (ii)(Y), clauses (A), (B) and (C) of this
       Section 4.02(a), as determined for any previous
       Distribution Date, which remain unpaid after application of amounts previously distributed pursuant to this clause (E) to the extent that such amounts are not attributable to Realized
       Losses which have been allocated to the Class M
       Certificates or Class B Certificates;

       (iii) if the Certificate Principal Balances of the Class M Certificates and Class B Certificates have not been reduced to zero, to the Master Servicer or a Subservicer, by remitting for deposit to the Custodial
  Account, to the extent of and in reimbursement for any Advances or Subservicer Advances previously made with respect to any Mortgage Loan or REO Property which remain unreimbursed in whole or in part following the Cash Liquidation or REO Disposition of such Mortgage
  Loan or REO Property, minus any such Advances that were made with respect to delinquencies that ultimately constituted Excess Special Hazard Losses,
  Excess Fraud Losses, Excess Bankruptcy Losses or
  Extraordinary Losses;

       (iv)      to the Holders of the Class M-1
  Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued
  Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

       (v)       to the Holders of the Class M-1
  Certificates, an amount equal to (x) the Subordinate
  Principal Distribution Amount for such Class of
  Certificates for such Distribution Date, minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous
  Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections
  4.02(a)(vii), (ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-1
  Certificates;

       (vi)      to the Holders of the Class M-2
  Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued
  Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

       (vii) to the Holders of the Class M-2 Certifi-cates, an amount equal to (x) the Subordinate
  Principal Distribution Amount for such Class of
  Certificates for such Distribution Date, minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous
  Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections
  4.02(a)(ix), (xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal Balance of the Class M-2
  Certificates;

       (viii)    to the Holders of the Class M-3
  Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued
  Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

       (ix)      to the Holders of the Class M-3
  Certificates, an amount equal to (x) the Subordinate
  Principal Distribution Amount for such Class of
  Certificates for such Distribution Date minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous
  Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections
  4.02(a)(xi), (xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate
  Principal Balance of the Class M-3 Certificates;

       (x)       to the Holders of the Class B-1
  Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued
  Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

       (xi)      to the Holders of the Class B-1
  Certificates, an amount equal to (x) the Subordinate
  Principal Distribution Amount for such Class of
  Certificates for such Distribution Date minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous
  Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections
  4.02(a)(xiii), (xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate
  Principal Balance of the Class B-1 Certificates;

       (xii)     to the Holders of the Class B-2
  Certificates, the Accrued Certificate Interest thereon for such Distribution Date, plus any Accrued
  Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below;

       (xiii)    to the Holders of the Class B-2
  Certificates, an amount equal to (x) the Subordinate
  Principal Distribution Amount for such Class of
  Certificates for such Distribution Date minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous
  Distribution Dates, to the extent the amounts available pursuant to clause (x) of Sections
  4.02(a)(xiv) and (xv) are insufficient therefor, applied in reduction of the Certificate Principal
  Balance of the Class B-2 Certificates;

       (xiv)     to the Holders of the Class B-3
  Certificates, an amount equal to (x) the Accrued
  Certificate Interest thereon for such Distribution
  Date, plus any Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date, except as provided below minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution
  Date or remaining unpaid for all previous Distribution
  Dates to the extent the amounts available pursuant to clause (x) of Section 4.02(a)(xv) is insufficient therefor,;

       (xv)      to the Holders of the Class B-3
  Certificates, an amount equal to (x) the Subordinate
  Principal Distribution Amount for such Class of
  Certificates for such Distribution Date minus (y) the amount of any Class A-4 Collection Shortfalls for such Distribution Date or remaining unpaid for all previous
  Distribution Dates, applied in reduction of the Certificate Principal Balance of the Class B-3
  Certificates;

       (xvi) to the Class A Certificateholders (other than the Class A-4 Certificateholders) and Class R
  Certificateholders in the priority set forth in
  Section 4.02(b), the portion, if any, of the Available
  Distribution Amount remaining after the foregoing distributions, applied to reduce the Certificate
  Principal Balances of such Class A Certificates and
  Class R Certificates, but in no event more than the aggregate of the outstanding Certificate Principal
  Balances of each such Class of Class A Certificates
  (other than the Class A-4 Certificates) and Class R
  Certificates, and thereafter, to each Class of Class M
  Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class A Certificates (other than the Class
  A-4 Certificates) and Class R Certificates have been retired, applied to reduce the Certificate Principal
  Balance of each such Class of Class M Certificates, but in no event more than the outstanding Certificate
  Principal Balance of each such Class of Class M
  Certificates; and thereafter to each such Class of Class B Certificates then outstanding beginning with such Class with the lowest numerical designation, any portion of the Available Distribution Amount remaining after the Class M Certificates have been retired, applied to reduce the Certificate Principal Balance of each such Class of Class B Certificates, but in no event more than the outstanding Certificate Principal
  Balance of each such Class of Class B Certificates;
  and

       (xvii)    to the Class R Certificateholders,
  the balance, if any, of the Available Distribution
  Amount.

  Notwithstanding the foregoing, on any Distribution
Date, with respect to the Class of Class B Certificates outstanding on such Distribution Date with the highest numerical designation, or in the event the Class B Certificates are no longer outstanding, the Class of Class M Certificates then outstanding with the highest numerical designation, or in the event the Class B Certificates and Class M Certificates are no longer outstanding, the Class A and Class R Certificates, Accrued Certificate Interest thereon remaining unpaid and Excess Spread remaining unpaid from any previous Distribution Date will be distributable only to the extent that such unpaid Accrued Certificate Interest or Excess Spread was attributable to interest shortfalls relating to Nonrecoverable Advances as determined by the Master Servicer with respect to the related Mortgage Loan where such Mortgage Loan has not yet been the subject of a Cash Liquidation or REO Disposition.

  (b)  Distributions of principal on the Class A
Certificates and Class R Certificates on each Distribution Date occurring prior to the occurrence of the Credit Support Depletion
Date will be made as follows:

       (i)       first, to the Class A-4 Certificates,
  until the Certificate Principal Balance thereof is reduced to zero, an amount (the "Class A-4 Principal
  Distribution Amount") equal to the aggregate of:

       (A)       the related Discount Fraction of the
       principal portion of each Monthly Payment on each Discount Mortgage Loan due during the related Due Period, whether or not received on or prior to the related Determination Date, minus the Discount Fraction of the principal portion of any related Debt Service Reduction which together with other Bankruptcy Losses exceeds the Bankruptcy Amount;

       (B)       the related Discount Fraction of the
       principal portion of all unscheduled collections on each Discount Mortgage Loan received during the preceding calendar month (other than amounts received in connection with a Cash Liquidation or REO Disposition of a Discount Mortgage Loan described in clause (C) below), including
       Principal Prepayments in Full, Curtailments and repurchases (including deemed repurchases under
       Section 3.07(b)) of Discount Mortgage Loans (or, in the case of a substitution of a Deleted
       Mortgage Loan, the Discount Fraction of the amount of any shortfall deposited in the Custodial Account in connection with such substitution);

       (C) in connection with the Final Disposition of a Discount Mortgage Loan that did not result in any Excess Special Hazard Losses, Excess
       Fraud Losses, Excess Bankruptcy Losses or
       Extraordinary Losses, an amount equal to the lesser of (1) the applicable Discount Fraction of the Stated Principal Balance of such Discount
       Mortgage Loan immediately prior to such
       Distribution Date and (2) the aggregate amount of the collections on such Discount Mortgage
       Loan to the extent applied as recoveries of principal;

       (D) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (A) through (C) above) that remain undistributed; and

       (E)       the amount of any Class A-4 Collection
       Shortfalls for such Distribution Date and the amount of any Class A-4 Collection Shortfalls remaining unpaid for all previous Distribution
       Dates, but only to the extent of the Eligible
       Funds for such Distribution Date;

       (ii)      second, the balance, if any, of the Senior
  Principal Distribution Amount shall be distributed as follows:

       (A)       first, to the Class R Certificates, in
       reduction of the Certificate Principal Balances of such Certificates, until the Certificate
       Principal Balance thereof is reduced to zero;

       (B)       second, 66.2635358155% and 33.7364641845%
       of such amount concurrently to the Class A-1
       Certificates and Class A-3 Certificates, respectively, until the Certificate Principal
       Balance of the Class A-1 Certificates thereof is reduced to zero; and

       (C)       third, 66.2635358155% and 33.7364641845%
       of such amount concurrently to the Class A-2
       Certificates and Class A-3 Certificates, respectively, until the Certificate Principal
       Balances thereof are reduced to zero.

  (c)  On or after the occurrence of the Credit Support
Depletion Date, all priorities relating to distributions as described above in respect of principal between the outstanding Class A Certificates and Class R Certificates will be disregarded and an amount equal to the Discount Fraction of the principal portion of scheduled payments or unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Class A-4 Certificates and the Senior Principal
Distribution Amount will be distributed to the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates on a pro rata basis in accordance with their respective outstanding Certificate Principal Balances.

  (d) In addition to the foregoing distributions, with respect to any Mortgage Loan that was previously the subject of a Cash Liquidation or an REO Disposition that resulted in a Realized
Loss, in the event that within two years of the date on which such
Realized Loss was determined to have occurred the Master Servicer receives amounts, which the Master Servicer reasonably believes to represent subsequent recoveries (net of any related liquidation expenses), or determines that it holds surplus amounts previously reserved to cover estimated expenses, specifically related to such
Mortgage Loan (including, but not limited to, recoveries in respect of the representations and warranties made by the related Seller pursuant to the applicable Seller's Agreement), the Master Servicer shall distribute such amounts to the applicable Certificateholders of the Class or Classes to which such Realized Loss was allocated or to the Owner of the Excess Spread, if applicable, (with the amounts to be distributed allocated among such Classes and the Excess Spread in the same proportions as such
Realized Loss was allocated), subject to the following: No such distribution shall be in an amount that would result in total distributions in respect of Excess Spread or on the Certificates of any such Class in excess of the total amounts of principal and interest that would have been distributable thereon if such Cash Liquidation or REO Disposition had occurred but had resulted in a Realized Loss equal to zero. Notwithstanding the foregoing, no such distribution shall be made with respect to the Excess Spread or the Certificates of any Class to the extent that either (i) such Excess Spread or Class was protected against the related Realized Loss pursuant to any instrument or fund established under
Section 11.01(e) or (ii) such Excess Spread or Class of Certificates has been deposited into a separate trust fund or other structuring vehicle and separate certificates or other instruments representing interests therein have been issued in one or more classes, and any of such separate certificates or other instruments was protected against the related Realized Loss pursuant to any limited guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or a combination thereof. Any amount to be so distributed with respect to the Certificates of any Class shall be distributed by the Master Servicer to the Certificateholders of record as of the Record Date immediately preceding the date of such distribution, on a pro rata basis based on the Percentage Interest represented by each Certificate of such
Class as of such Record Date. Any amounts to be so distributed shall not be remitted to or distributed from the Trust Fund, and shall constitute subsequent recoveries with respect to Mortgage Loans that are no longer assets of the Trust Fund.

  (e)  Each distribution with respect to a Book-Entry
Certificate shall be paid to the Depository, as Holder thereof, and the Depository shall be responsible for crediting the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. None of the Trustee, the Certificate Registrar, the Company or the Master Servicer shall have any responsibility therefor except as otherwise provided by this Agreement or applicable law.

  (f) Except as otherwise provided in Section 9.01, if the Master Servicer anticipates that a final distribution with respect to any Class of Certificates will be made on the next Distribution Date, the Master Servicer shall, no later than the Determination Date in the month of such final distribution, notify the Trustee and the Trustee shall, no later than two (2) Business Days after such Determination Date, mail on such date to each Holder of such Class of Certificates a notice to the effect that:
(i) the Trustee anticipates that the final distribution with respect to such Class of Certificates will be made on such Distribution Date but only upon presentation and surrender of such
Certificates at the office of the Trustee or as otherwise specified therein, and (ii) no interest shall accrue on such Certificates from and after the end of the prior calendar month. In the event that Certificateholders required to surrender their Certificates pursuant to Section 9.01(c) do not surrender their Certificates for final cancellation, the Trustee shall cause funds distributable with respect to such Certificates to be withdrawn from the Certificate Account and credited to a separate escrow account for the benefit of such Certificateholders as provided in
Section 9.01(d).

  Section 4.03.  Statements to Certificateholders and
                 the Owner of the Excess Spread.

  (a) Concurrently with each distribution charged to the Certificate Account and with respect to each Distribution Date the Master Servicer shall forward to the Trustee and the Trustee shall forward by mail to each Holder, the Owner of the Excess Spread and the Company a statement setting forth the following information as to the Excess Spread and each Class of Certificates to the extent applicable:

       (i) (a) the amount of such distribution to the Certificateholders of such Class applied to reduce the Certificate Principal Balance thereof, and (b) the aggregate amount included therein representing
  Principal Prepayments;

       (ii) the amount of such distribution to Holders of such Class of Certificates allocable to interest and to the Owner of the Excess Spread;

       (iii) if the distribution to the Holders of such Class of Certificates or such Owner is less than the full amount that would be distributable to such Holders or Owner if there were sufficient funds available therefor, the amount of the shortfall;

       (iv)      the amount of any Advance by the Master
  Servicer pursuant to Section 4.04;

       (v)       the number and Pool Stated Principal
  Balance of the Mortgage Loans after giving effect to the distribution of principal on such Distribution
  Date;

       (vi)      the aggregate Certificate Principal
  Balance of each Class of Certificates, and each of the Senior, Class M and Class B Percentages, after giving effect to the amounts distributed on such Distribution
  Date, separately identifying any reduction thereof due to Realized Losses other than pursuant to an actual distribution of principal;

       (vii)     the related Subordinate Principal
  Distribution Amount and Prepayment Distribution
  Percentage, if applicable;

       (viii)    on the basis of the most recent
  reports furnished to it by Subservicers, the number and aggregate principal balances of Mortgage Loans that are delinquent (A) one month, (B) two months and
  (C) three months and (D) the number and aggregate principal balance of Mortgage Loans that are in foreclosure;

       (ix)      the number, aggregate principal balance
  and book value of any REO Properties;

       (x) the aggregate Accrued Certificate Interest remaining unpaid, if any, for each Class of Certificates, after giving effect to the distribution made on such Distribution Date;

       (xi)      the Special Hazard Amount, Fraud Loss
  Amount and Bankruptcy Amount as of the close of business on such Distribution Date and a description of any change in the calculation of such amounts;

       (xii) the weighted average Spread Rate for such Distribution Date;

       (xiii)    the occurrence of the Credit Support
  Depletion Date;

       (xiv)     the Senior Accelerated Distribution
  Percentage applicable to such distribution;

       (xv)      the Senior Percentage for such
  Distribution Date;

       (xvi)     the aggregate amount of Realized Losses
  for such Distribution Date;

       (xvii)    the aggregate amount of any
  recoveries on previously foreclosed loans from Sellers due to a breach of representation or warranty;

       (xviii)   the weighted average remaining term
  to maturity of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date;
  and

       (xix) the weighted average Mortgage Rates of the Mortgage Loans after giving effect to the amounts distributed on such Distribution Date.

In the case of information furnished pursuant to clauses (i) and
(ii) above, the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination. In addition to the statement provided to the Trustee as set forth in this Section 4.03(a), the Master Servicer shall provide to any manager of a trust fund consisting of some or all of the Certificates, upon reasonable request, such additional information as is reasonably obtainable by the Master Servicer at no additional expense to the Master Servicer.

  (b) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Owner of the Excess Spread or the Holder of a Certificate, other than a Class R Certificate, a statement containing the information set forth in clauses (i) and (ii) of subsection (a) above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

  (c) Within a reasonable period of time after the end of each calendar year, the Master Servicer shall prepare, or cause to be prepared, and shall forward, or cause to be forwarded, to each Person who at any time during the calendar year was the Holder of a Class R Certificate, a statement containing the applicable distribution information provided pursuant to this
Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was the Holder of a Class
R Certificate. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code.

  (d)  Upon the written request of any
Certificateholder, the Master Servicer, as soon as reasonably practicable, shall provide the requesting Certificateholder with such information as is necessary and appropriate, in the Master Servicer's sole discretion, for purposes of satisfying applicable reporting requirements under Rule 144A.

  Section 4.04.  Distribution of Reports to the
                 Trustee and the Company; Advances
                 by the Master Servicer.

  (a)  Prior to the close of business on the Business
Day next succeeding each Determination Date, the Master Servicer shall furnish a written statement to the Trustee, any Paying Agent and the Company (the information in such statement to be made available to Certificateholders and the Owner of the Excess Spread by the Master Servicer on request) setting forth (i) the Available
Distribution Amount and (ii) the amounts required to be withdrawn from the Custodial Account and deposited into the Certificate Account on the immediately succeeding Certificate Account Deposit Date pursuant to clause (iii) of Section 4.01(a). The determination by the Master Servicer of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee shall be protected in relying upon the same without any independent check or verification.

  (b)  On or before 2:00 P.M. New York time on each
Certificate Account Deposit Date, the Master Servicer shall either
(i) deposit in the Certificate Account from its own funds, or funds received therefor from the Subservicers, an amount equal to the Advances to be made by the Master Servicer in respect of the related Distribution Date, which shall be in an aggregate amount equal to the aggregate amount of Monthly Payments (with each interest portion thereof adjusted to the Net Mortgage Rate), less the amount of any related Debt Service Reductions or reductions in the amount of interest collectable from the Mortgagor pursuant to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended, or similar legislation or regulations then in effect, on the Outstanding Mortgage Loans as of the related Due Date, which Monthly Payments were delinquent as of the close of business as of the related Determination Date; provided that no Advance shall be made if it would be a Nonrecoverable Advance, (ii) withdraw from amounts on deposit in the Custodial Account and deposit in the Certificate Account all or a portion of the Amount Held for Future
Distribution in discharge of any such Advance, or (iii) make advances in the form of any combination of (i) and (ii) aggregating the amount of such Advance. Any portion of the Amount
Held for Future Distribution so used shall be replaced by the Master Servicer by deposit in the Certificate Account on or before
11:00 A.M. New York time on any future Certificate Account
Deposit
Date to the extent that funds attributable to the Mortgage Loans that are available in the Custodial Account for deposit in the Certificate Account on such Certificate Account Deposit Date shall be less than payments to Certificateholders and the Excess Spread required to be made on the following Distribution Date. The Master Servicer shall be entitled to use any Advance made by a Subservicer as described in Section 3.07(b) that has been deposited in the Custodial Account on or before such Distribution Date as part of the Advance made by the Master Servicer pursuant to this Section 4.04. The amount of any reimbursement pursuant to
Section 4.02(a)(iii) in respect of outstanding Advances on any Distribution Date shall be allocated to specific Monthly Payments due but delinquent for previous Due Periods, which allocation shall be made, to the extent practicable, to Monthly Payments which have been delinquent for the longest period of time. Such allocations shall be conclusive for purposes of reimbursement to the Master Servicer from recoveries on related Mortgage Loans pursuant to Section 3.10.

  The determination by the Master Servicer that it has made a Nonrecoverable Advance or that any proposed Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by a certificate of a Servicing Officer delivered to the
Seller and the Trustee.

  In the event that the Master Servicer determines as of the Business Day preceding any Certificate Account Deposit Date that it will be unable to deposit in the Certificate Account an amount equal to the Advance required to be made for the immediately succeeding Distribution Date, it shall give notice to the Trustee of its inability to advance (such notice may be given by telecopy), not later than 3:00 P.M., New York time, on such Business Day, specifying the portion of such amount that it will be unable to deposit. Not later than 3:00 P.M., New York time, on the Certificate Account Deposit Date the Trustee shall, unless by 12:00 Noon, New York time, on such day the Trustee shall have been notified in writing (by telecopy) that the Master Servicer shall have directly or indirectly deposited in the Certificate Account such portion of the amount of the Advance as to which the Master Servicer shall have given notice pursuant to the preceding sentence, pursuant to Section 7.01, (a) terminate all of the rights and obligations of the Master Servicer under this Agreement in accordance with Section 7.01 and (b) assume the rights and obligations of the Master Servicer hereunder, including the obligation to deposit in the Certificate Account an amount equal to the Advance for the immediately succeeding Distribution Date.

  The Trustee shall deposit all funds it receives pursuant to this Section 4.04 into the Certificate Account.

  Section 4.05.  Allocation of Realized Losses.

  Prior to each Distribution Date, the Master Servicer shall determine the total amount of Realized Losses, if any, that resulted from any Cash Liquidation, Debt Service Reduction, Deficient Valuation or REO Disposition that occurred during the related Prepayment Period. The amount of each Realized Loss shall be evidenced by an Officers' Certificate. All Realized Losses, other than Excess Special Hazard Losses, Extraordinary Losses, Excess Bankruptcy Losses or Excess Fraud Losses, shall be allocated as follows: first, to the Class B-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; second, to the Class B-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; third, to the Class B-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fourth, to the Class M-3 Certificates until the Certificate Principal Balance thereof has been reduced to zero; fifth, to the Class M-2 Certificates until the Certificate Principal Balance thereof has been reduced to zero; sixth, to the Class M-1 Certificates until the Certificate Principal Balance thereof has been reduced to zero; and, thereafter, if such Realized Losses are on a Discount Mortgage Loan, to the Class A-4 Certificates in an amount equal to the Discount Fraction of the principal portion thereof, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans among all of the Class A Certificates (other than the Class A-4 Certificates) and Class R Certificates and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below. Any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses on
Non-Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-4 Certificates), Class M, Class B and Class R Certificates, and, in respect of the interest portion of such Realized Losses, the Excess Spread, on a pro rata basis, as described below. The principal portion of such losses on Discount Mortgage Loans will be allocated to the Class A-4 Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the Class A Certificates (other than the Class A-4 Certificates), Class M, Class B and Class R Certificates on a pro rata basis, as described below.

  As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates and the Excess Spread means an allocation on a pro rata basis, among the various Classes so specified and the Excess Spread, to each such Class of Certificates on the basis of their then outstanding Certificate Principal Balances prior to giving effect to distributions to be made on such Distribution Date in the case of the principal portion of a Realized Loss or to each such Class of Certificates and the Excess Spread based on the Accrued Certificate Interest thereon or amount of Excess Spread payable on such Distribution Date (without regard to any Compensating Interest for such Distribution Date) in the case of an interest portion of a Realized Loss. Except as provided in the following sentence, any allocation of the principal portion of Realized Losses (other than Debt Service Reductions) to a Class of
Certificates shall be made by reducing the Certificate Principal Balance thereof by the amount so allocated, which allocation shall be deemed to have occurred on such Distribution Date. Any allocation of the principal portion of Realized Losses (other than
Debt Service Reductions) to the Class B Certificates or, after the
Certificate Principal Balances of the Class B Certificates have been reduced to zero, to the Class of Class M Certificates then outstanding with the highest numerical designation shall be made by operation of the definition of "Certificate Principal Balance" and by operation of the provisions of Section 4.02(a). Allocations of the interest portions of Realized Losses shall be made by operation of the definition of "Accrued Certificate Interest" and by operation of the provisions of Section 4.02(a). Allocations of the principal portion of Debt Service Reductions shall be made by operation of the provisions of Section 4.02(a). All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

  Section 4.06.  Reports of Foreclosures and
                 Abandonment of Mortgaged Property.

  The Master Servicer or the Subservicers shall file information returns with respect to the receipt of mortgage interests received in a trade or business, the reports of foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections
6050H, 6050J and 6050P, respectively, of the Code, and deliver to the Trustee an Officers' Certificate on or before March 31 of each year stating that such reports have been filed. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by Sections 6050H, 6050J and 6050P of the Code.

  Section 4.07.  Optional Purchase of
                 Defaulted Mortgage Loans.

  As to any Mortgage Loan which is delinquent in payment by 90 days or more, the Master Servicer may, at its option, purchase such Mortgage Loan from the Trustee at the Purchase Price therefor. If at any time the Master Servicer makes a payment to the Certificate Account covering the amount of the Purchase Price for such a Mortgage Loan, and the Master Servicer provides to the Trustee a certification signed by a Servicing Officer stating that the amount of such payment has been deposited in the Certificate Account, then the Trustee shall execute the assignment of such Mortgage Loan at the request of the Master Servicer without recourse to the Master Servicer which shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan, and all security and documents relative thereto. Such assignment shall be an assignment outright and not for security. The Master Servicer will thereupon own such Mortgage, and all such security and documents, free of any further obligation to the Trustee, the Certificateholders or the Owner of the Excess Spread with respect thereto. Notwithstanding anything to the contrary in this Section
4.07, the Master Servicer shall continue to service any such Mortgage Loan after the date of such purchase in accordance with the terms of this Agreement and, if any Realized Loss with respect to such Mortgage Loan occurs, allocate such Realized Loss in accordance with the terms hereof as if such Mortgage Loan had not been so purchased. For purposes of this Agreement, a payment of the Purchase Price by the Master Servicer pursuant to this Section
4.07 will be viewed as an advance and any Realized Loss shall be recoverable pursuant to the provisions for the recovery of advances as set forth herein.
                                   ARTICLE V

                      THE CERTIFICATES AND EXCESS SPREAD

  Section 5.01.  The Certificates.

  (a)  The Class A, Class M, Class B and Class R
Certificates, respectively, shall be substantially in the forms set forth in Exhibits A, B, C and D and shall, on original issue, be executed and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Company upon receipt by the Trustee or one or more Custodians of the documents specified in Section 2.01. The Certificates, other than the Class R Certificates, shall be issuable in minimum dollar denominations of $25,000 (or $250,000 in the case of the Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates) and integral multiples of $1 (in the case of the Class A-1, Class A-2 and Class A-3 Certificates) and $1,000 (in the case of all other Classes of Certificates) in excess thereof, except that one Certificate of each of the Class A-4 and Class B-3
Certificates may be issued in a denomination equal to the denomination set forth as follows for such Class or the sum of such denomination and an integral multiple of $1,000:



Class A-4
$177,268.15


Class B-3

$298,952.57



  The Class R Certificates shall be issuable in minimum denominations of not less than a 20% Percentage Interest;
provided, however, that one Class R Certificate will be issuable to Residential Funding as "tax matters person" pursuant to Section
10.01(c) and (e) in a minimum denomination representing a Percentage Interest of not less than 0.01%.

  The Certificates shall be executed by manual or facsimile signature on behalf of an authorized officer of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by the Certificate Registrar by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.


  (b)  The Class A-1, Class A-2 and Class A-3
Certificates shall initially be issued as one or more Certificates registered in the name of the Depository or its nominee and, except as provided below, registration of such Certificates may not be transferred by the Trustee except to another Depository that agrees to hold such Certificates for the respective Certificate Owners with Ownership Interests therein. The Certificate Owners shall hold their respective Ownership Interests in and to the Class A-1, Class A-2 and Class A-3 Certificates through the book-entry facilities of the Depository and, except as provided below, shall not be entitled to Definitive Certificates in respect of such Ownership Interests. All transfers by Certificate Owners of their respective Ownership Interests in the Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall transfer the Ownership Interests only in the Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

  The Trustee, the Master Servicer and the Company may for all purposes (including the making of payments due on the respective Classes of Book-Entry Certificates) deal with the Depository as the authorized representative of the Certificate Owners with respect to the respective Classes of Book-Entry Certificates for the purposes of exercising the rights of Certificateholders hereunder. The rights of Certificate Owners with respect to the respective Classes of Book-Entry Certificates shall be limited to those established by law and agreements between such Certificate Owners and the Depository Participants and brokerage firms representing such Certificate Owners. Multiple requests and directions from, and votes of, the Depository as Holder of any Class of Book-Entry Certificates with respect to any particular matter shall not be deemed inconsistent if they are made with respect to different Certificate Owners. The Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and shall give notice to the Depository of such record date.

  If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Company is unable to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of the Book-Entry Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the
Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any actions taken by the Depository or its nominee, including, without limitation, any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Company in connection with the issuance of the Definitive Certificates pursuant to this Section 5.01 shall be deemed to be imposed upon and performed by the Trustee, and the Trustee and the Master Servicer shall recognize the Holders of the
Definitive Certificates as Certificateholders hereunder.

  Section 5.02.  Registration of Transfer and
                 Exchange of Certificate and
                 Restrictions on Transfer of Excess
                 Spread.

  (a) The Trustee shall cause to be kept at one of the offices or agencies to be appointed by the Trustee in accordance with the provisions of Section 8.12 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee is initially appointed Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of
Certificates as herein provided. The Certificate Registrar, or the Trustee, shall provide the Master Servicer with a certified list of Certificateholders as of each Record Date prior to the related Determination Date.

  (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose pursuant to Section 8.12 and, in the case of any Class M, Class B or Class R Certificate, upon satisfaction of the conditions set forth below, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like Class and aggregate Percentage Interest.

  (c) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute and the Certificate Registrar shall authenticate and deliver the Certificates of such Class which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

  (d) No transfer, sale, pledge or other disposition of a Class B Certificate shall be made unless such transfer, sale, pledge or other disposition is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that a transfer of a Class B Certificate is to be made either (i)(A) the Trustee shall require a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer and (B) the Trustee shall require the transferee to execute a representation letter, substantially in the form of Exhibit J hereto, and the Trustee shall require the transferor to execute a representation letter, substantially in the form of Exhibit K hereto, each acceptable to and in form and substance satisfactory to the Company and the Trustee certifying to the Company and the Trustee the facts surrounding such transfer, which representation letters shall not be an expense of the Trustee, the Company or the Master Servicer or (ii) the prospective transferee of such a Certificate shall be required to provide the Trustee, the Company and the Master Servicer with an investment letter substantially in the form of Exhibit L attached hereto (or such other form as the Company in its sole discretion deems acceptable), which investment letter shall not be an expense of the Trustee, the Company or the Master Servicer, and which investment letter states that, among other things, such transferee
(A) is a "qualified institutional buyer" as defined under Rule 144A, acting for its own account or the accounts of other "qualified institutional buyers" as defined under Rule 144A, and
(B) is aware that the proposed transferor intends to rely on the exemption from registration requirements under the Securities Act of 1933, as amended, provided by Rule 144A. The Holder of any such
Certificate desiring to effect any such transfer, sale, pledge or other disposition shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar against any liability that may result if the transfer, sale, pledge or other disposition is not so exempt or is not made in accordance with such federal and state laws.

  (e)  In the case of any Class M, Class B or Class R
Certificate presented for registration in the name of an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974,
as amended ("ERISA"), or Section 4975 of the Code (or comparable provisions of any subsequent enactments) or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition, unless otherwise directed by the Company, the Trustee shall require an Opinion of Counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer to the effect that the purchase or holding of a Class M, Class B or Class R Certificate is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Trustee, the Company or the Master Servicer to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee, the Company or the Master Servicer. The Trustee may (unless otherwise directed by the Company) require that any prospective transferee of a Class M, Class B or Class R Certificate provide either a certification to the effect set forth in paragraph six of Exhibit J, which the Trustee may rely upon without further inquiry or investigation, or such other certifications as the Trustee may deem desirable or necessary in order to establish that such transferee or the Person in whose name such registration is requested is not an employee benefit plan or other plan subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code, or any Person (including an investment manager, a named fiduciary or a trustee of any such plan) who is using "plan assets" of any such plan to effect such acquisition.

  (f) (i) Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trustee or its designee under clause
(iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

       (A)       Each Person holding or acquiring any
  Ownership Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

       (B) In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate, the Trustee shall require delivery to it, and shall not register the Transfer of any Class R Certificate until its receipt of, (I) an affidavit and agreement
  (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit I-1) from the proposed
  Transferee, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 5.02(f) and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit I-2, from the Holder wishing to transfer the Class R Certificate, in form and substance satisfactory to the Master Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

       (C)       Notwithstanding the delivery of a Transfer
  Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Trustee who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership
  Interest in a Class R Certificate to such proposed
  Transferee shall be effected.

       (D)       Each Person holding or acquiring any
  Ownership Interest in a Class R Certificate shall agree (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class
  R Certificate and (y) not to transfer its Ownership
  Interest unless it provides a certificate to the Trustee in the form attached hereto as Exhibit I-2.

       (E)       Each Person holding or acquiring an
  Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Trustee written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulation Section 1.67-3T(a)(2)(i)(A)
immediately upon acquiring an Ownership
  Interest in a Class R Certificate, if it is, or is holding an Ownership Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

  (ii) The Trustee will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit I-2 and all of such other documents as shall have been reasonably required by the Trustee as a condition to such registration. Transfers of the
Class R Certificates to Non-United States Persons and
Disqualified
Organizations (as defined in Section 860E(e)(5) of the Code) are prohibited.

  (iii) (A) If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulation Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such Transfer of such Class R Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 5.02(f) or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

       (B) If any purported Transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 5.02(f) and to the extent that the retroactive restoration of the rights of the Holder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Master Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Master Servicer on such terms as the Master Servicer may choose. Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Master Servicer. Such purchaser may be the Master Servicer itself or any Affiliate of the Master Servicer. The proceeds of such sale, net of the commissions (which may include commissions payable to the Master Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the Master Servicer to such purported Transferee. The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Master Servicer, and the Master Servicer shall not be liable to any Person having an Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

  (iv) The Master Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.
Reasonable compensation for providing such information may be required by the Master Servicer from such Person.

  (v) The provisions of this Section 5.02(f) set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Trustee the following:

       (A)       written notification from each Rating
  Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Class A, Class M, Class B or Class R Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date by such Rating
  Agency; and

       (B)       a certificate of the Master Servicer
  stating that the Master Servicer has received an Opinion of Counsel (subject to Section 10.01(f)), in form and substance satisfactory to the Master
  Servicer, to the effect that such modification, addition to or absence of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not cause (x) the Trust Fund to be subject to an entity-level tax caused by the Transfer of any Class R Certificate to a Person that is a Disqualified
  Organization or (y) a Certificateholder or another
  Person to be subject to a REMIC-related tax caused by the Transfer of a Class R Certificate to a Person that is not a Permitted Transferee.

  (g) No service charge shall be made for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

  (h) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

  (i)   So long as the Excess Spread remains
uncertificated, no transfer, sale, pledge or other disposition thereof shall be made by Residential Funding.

  Section 5.03.  Mutilated, Destroyed, Lost
                 or Stolen Certificates.

  If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee and the Certificate Registrar receive evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage
Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

  Section 5.04.  Persons Deemed Owners.

  Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer, the Trustee, the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.02 and for all other purposes whatsoever, and neither the Company, the Master Servicer, the Trustee, the Certificate Registrar nor any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar shall be affected by notice to the contrary except as provided in
Section 5.02(g).

  Section 5.05.  Appointment of Paying Agent.

  The Trustee may appoint a Paying Agent for the purpose of making distributions to the Certificateholders and the Owner of the Excess Spread pursuant to Section 4.02. In the event of any such appointment, on or prior to each Distribution Date the Master
Servicer on behalf of the Trustee shall deposit or cause to be deposited with the Paying Agent a sum sufficient to make the payments to the Certificateholders and the Owner of the Excess Spread in the amounts and in the manner provided for in Section 4.02, such sum to be held in trust for the benefit of the Certificateholders and the Owner of the Excess Spread.

  The Trustee shall cause each Paying Agent to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums held by it for the payment to the Certificateholders and the Owner of the Excess Spread in trust for the benefit of the
Certificateholders and such Owner entitled thereto until such sums shall be paid to such Certificateholders and such Owner. Any sums so held by such Paying Agent shall be held only in Eligible Accounts to the extent such sums are not distributed to the Certificateholders and such Owner on the date of receipt by such Paying Agent.

  Section 5.06.  Optional Purchase of Certificates.

  (a)  On any Distribution Date on which the Pool
Stated Principal Balance is less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans, either the Master Servicer or the Company shall have the right, at its option, to purchase the Certificates in whole, but not in part, at a price equal to the outstanding Certificate Principal Balance of such Certificates plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest.

  (b)  The Master Servicer or the Company, as
applicable, shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that it will purchase the Certificates pursuant to Section 5.06(a). Notice of any such purchase, specifying the Distribution Date upon which the Holders may surrender their Certificates to the Trustee for payment in accordance with this Section 5.06, shall be given promptly by the Master Servicer or the Company, as applicable, by letter to Certificateholders (with a copy to the Certificate Registrar and each Rating Agency) mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution, specifying:

       (i) the Distribution Date upon which purchase of the Certificates is anticipated to be made upon presentation and surrender of such Certificates at the office or agency of the Trustee therein designated,

       (ii)      the purchase price therefor, if known, and

       (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If either the Master Servicer or the Company gives the notice specified above, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Distribution Date on which the purchase pursuant to Section 5.06(a) is to be made, in immediately available funds, an amount equal to the purchase price for the Certificates computed as provided above.

  (c)  Upon presentation and surrender of the
Certificates to be purchased pursuant to Section 5.06(a) by the Holders thereof, the Trustee shall distribute to such Holders an amount equal to the outstanding Certificate Principal Balance thereof plus the sum of one month's Accrued Certificate Interest thereon and any previously unpaid Accrued Certificate Interest with respect thereto.

  (d) In the event that any Certificateholders do not surrender their Certificates on or before the Distribution Date on which a purchase pursuant to this Section 5.06 is to be made, the Trustee shall on such date cause all funds in the Certificate Account deposited therein by the Master Servicer or the Company, as applicable, pursuant to Section 5.06(b) to be withdrawn therefrom and deposited in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the
Company, as applicable, shall give a second written notice to such
Certificateholders to surrender their Certificates for payment of the purchase price therefor. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the Holders of such Certificates concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation in accordance with this
Section 5.06, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the Holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such Holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for payment in accordance with this Section 5.06. Any Certificate that is not surrendered on the Distribution Date on which a purchase pursuant to this Section 5.06 occurs as provided above will be deemed to have been purchased and the Holder as of such date will have no rights with respect thereto except to receive the purchase price therefor minus any costs and expenses associated with such escrow account and notices allocated thereto.
Any Certificates so purchased or deemed to have been purchased on such Distribution Date shall remain outstanding hereunder. The Master Servicer or the Company, as applicable, shall be for all purposes the Holder thereof as of such date.
                                  ARTICLE VI

                      THE COMPANY AND THE MASTER SERVICER

  Section 6.01.  Respective Liabilities of the
                 Company and the Master Servicer.

  The Company and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Company and the Master Servicer herein. By way of illustration and not limitation, the Company is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 7.01 or Section 10.01 to assume any obligations of the Master Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

  Section 6.02.  Merger or Consolidation of the
                 Company or the Master Servicer;
                 Assignment of Rights and Delegation
                 of Duties by Master Servicer.

  (a) The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

  (b)  Any Person into which the Company or the Master
Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC; and provided further that each Rating Agency's ratings, if any, of the Class A, Class M, Class B or Class R Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from each Rating Agency).

  (c)  Notwithstanding anything else in this Section
6.02 and Section 6.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is reasonably satisfactory to the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified, reduced or withdrawn as a result of such assignment and delegation (as evidenced by a letter to such effect from each Rating Agency).
In
the case of any such assignment and delegation, the Master Servicer shall be released from its obligations under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

  Section 6.03.  Limitation on Liability of the
                 Company, the Master Servicer and
                 Others.

  Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the
Master Servicer shall be under any liability to the Trust Fund, the Certificateholders or the Owner of the Excess Spread for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company, the Master Servicer or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.

The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company, the Master Servicer and any director, officer, employee or agent of the Company or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.

  Neither the Company nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal or administrative action, proceeding, hearing or examination that is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Company or the Master Servicer may in its discretion undertake any such action, proceeding, hearing or examination that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders and the Owner of the Excess Spread hereunder. In such event, the legal expenses and costs of such action, proceeding, hearing or examination and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Company and the Master Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 and, on the Distribution Date(s) following such reimbursement, the aggregate of such expenses and costs shall be allocated in reduction of the Accrued Certificate Interest on each Class entitled thereto in the same manner as if such expenses and costs constituted a Prepayment Interest Shortfall.

  Section 6.04.  Company and Master
                 Servicer Not to Resign.

  Subject to the provisions of Section 6.02, neither the Company nor the Master Servicer shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the
Trustee. No such resignation by the Master Servicer shall become effective until the Trustee or a successor servicer shall have assumed the Master Servicer's responsibilities and obligations in accordance with Section 7.02.
                                  ARTICLE VII

                                    DEFAULT

  Section 7.01.  Events of Default.

  Event of Default, wherever used herein, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

       (i)       the Master Servicer shall fail to
  distribute or cause to be distributed to the Owner of the Excess Spread or the Holders of Certificates of any Class any distribution required to be made under the terms of the Certificates of such Class and this Agreement and, in either case, such failure shall continue unremedied for a period of 5 days after the date upon which written notice of such failure, requiring such failure to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of such Class evidencing
  Percentage Interests aggregating not less than 25%; or

       (ii) the Master Servicer shall fail to observe or perform in any material respect any other of the covenants or agreements on the part of the Master
  Servicer contained in the Certificates of any Class or in this Agreement and such failure shall continue unremedied for a period of 30 days (except that such number of days shall be 15 in the case of a failure to pay the premium for any Required Insurance Policy) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company, or to the Master Servicer, the Company and the Trustee by the Owner of the Excess Spread or the Holders of Certificates of any Class evidencing, in the case of any such Class, Percentage Interests aggregating not less than 25%; or

       (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or appointing a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

       (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, or similar proceedings of, or relating to, the Master Servicer or of, or relating to, all or substantially all of the property of the Master Servicer; or

       (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

       (vi)      the Master Servicer shall notify the
  Trustee pursuant to Section 4.04(b) that it is unable to deposit in the Certificate Account an amount equal to the Advance.

  If an Event of Default described in clauses (i)-(v) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, either the Company or the Trustee may, and at the direction of Holders of Certificates or the Owner of the Excess Spread entitled to at least 51% of the Voting Rights, the Trustee shall, by notice in writing to the Master Servicer (and to the Company if given by the Trustee or to the Trustee if given by the Company), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vi) hereof shall occur, the Trustee shall, by notice to the Master Servicer and the
Company, immediately terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder as provided in Section 4.04(b). On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Certificates (other than as a Holder thereof) or the Mortgage Loans or otherwise, shall subject to Section 7.02 pass to and be vested in the Trustee or the Trustee's designee appointed pursuant to Section 7.02; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee or its designee for administration by it of all cash amounts which shall at the time be credited to the Custodial Account or the Certificate Account or thereafter be received with respect to the Mortgage Loans. No such termination shall release the Master Servicer for any liability that it would otherwise have hereunder for any act or omission prior to the effective time of such termination.

  Notwithstanding any termination of the activities of Residential Funding in its capacity as Master Servicer hereunder, Residential Funding shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating Residential Funding's rights and obligations as Master Servicer hereunder and received after such notice, that portion to which Residential Funding would have been entitled pursuant to Sections 3.10(a)(ii), (vi) and (vii) as well as its Servicing Fee in respect thereof, and any other amounts payable to Residential Funding hereunder the entitlement to which arose prior to the termination of its activities hereunder. Upon the termination of Residential Funding as Master Servicer hereunder the Company shall deliver to the Trustee a copy of the Program Guide.

  Section 7.02.  Trustee or Company to Act;
                 Appointment of Successor.

  On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01 or resigns in accordance with Section 6.04, the Trustee or, upon notice to the Company and with the Company's consent (which shall not be unreasonably withheld) a designee (which meets the standards set forth below) of the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer (except for the responsibilities, duties and liabilities contained in Sections 2.02 and 2.03(a), excluding the duty to notify related
Subservicers or Sellers as set forth in such Sections, and its obligations to deposit amounts in respect of losses incurred prior to such notice or termination on the investment of funds in the Custodial Account or the Certificate Account pursuant to Sections 3.07(c) and 4.01(b) by the terms and provisions hereof); provided, however, that any failure to perform such duties or responsibilities caused by the preceding Master Servicer's failure to provide information required by Section 4.04 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans which the Master Servicer would have been entitled to charge to the Custodial Account or the Certificate Account if the Master Servicer had continued to act hereunder and, in addition, shall be entitled to the income from any Permitted Investments made with amounts attributable to the Mortgage Loans held in the Custodial Account or the Certificate Account. If the Trustee has become the successor to the Master Servicer in accordance with Section 6.04 or Section 7.01, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution, which is also a FNMA- or FHLMC-approved mortgage servicing institution, having a net worth of not less than $10,000,000 as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Pending appointment of a successor to the Master Servicer hereunder, the Trustee shall become successor to the Master Servicer and shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the initial Master Servicer hereunder. The Company, the Trustee, the Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicing Fee for any successor Master Servicer appointed pursuant to this Section 7.02 will be lowered with respect to those Mortgage Loans, if any, where the Subservicing Fee accrues at a rate of less than 0.20% per annum in the event that the successor Master Servicer is not servicing such Mortgage Loans directly and it is necessary to raise the related Subservicing Fee to a rate of 0.20% per annum in order to hire a Subservicer with respect to such Mortgage Loans.

  Section 7.03.  Notification to Certificateholders
                 Owner of the Excess Spread.

  (a) Upon any such termination or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to the Certificateholders and Owner of the Excess Spread at their respective addresses appearing in the Certificate Register.

  (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates and the Owner of the Excess Spread notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

  Section 7.04.  Waiver of Events of Default.

  The Holders representing at least 66% of the Voting
Rights of Certificates affected by a default or Event of Default hereunder, and the Owner of the Excess Spread, if affected thereby, may waive such default or Event of Default; provided, however, that (a) a default or Event of Default under clause (i) of Section 7.01 may be waived only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 7.04 shall affect the Holders of Certificates in the manner set forth in Section 11.01(b)(i),
(ii) or (iii). Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of
Default, such default or Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder.
No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.
                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE

  Section 8.01.  Duties of Trustee.

  (a) The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

  (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of any such documents which do not materially conform to the requirements of this Agreement in the event that the Trustee, after so requesting, does not receive satisfactorily corrected documents.

  The Trustee shall forward or cause to be forwarded in a timely fashion the notices, reports and statements required to be forwarded by the Trustee pursuant to Sections 4.03, 4.06, 7.03 and 10.01. The Trustee shall furnish in a timely fashion to the Master Servicer such information as the Master Servicer may reasonably request from time to time for the Master Servicer to fulfill its duties as set forth in this Agreement. The Trustee covenants and agrees that it shall perform its obligations hereunder in a manner so as to maintain the status of the Trust Fund as a REMIC under the REMIC Provisions and (subject to Section
10.01(f)) to prevent the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on the Trust Fund to the extent that maintaining such status and avoiding such taxes are reasonably within the control of the Trustee and are reasonably within the scope of its duties under this Agreement.

  (c)  No provision of this Agreement shall be
construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

       (i)       Prior to the occurrence of an Event of
  Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Company or the Master Servicer and which on their face, do not contradict the requirements of this Agreement;

       (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the
  Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

       (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding
  Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

       (iv)      The Trustee shall not be charged with
  knowledge of any default (other than a default in payment to the Trustee) specified in clauses (i) and
  (ii) of Section 7.01 or an Event of Default under clauses (iii), (iv) and (v) of Section 7.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or the Trustee receives written notice of such failure or event at its Corporate Trust Office from the Master Servicer, the Company, any Certificateholder or Owner of the Excess Spread; and

       (v)       Except to the extent provided in Section
  7.02, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

  (d) The Trustee shall timely pay, from its own funds, the amount of any and all federal, state and local taxes imposed on the Trust Fund or its assets or transactions including, without limitation, (A) "prohibited transaction" penalty taxes as defined in Section 860F of the Code, if, when and as the same shall be due and payable, (B) any tax on contributions to a REMIC after the Closing Date imposed by Section 860G(d) of the Code and
(C) any tax on "net income from foreclosure property" as defined in Section 860G(c) of the Code, but only if such taxes arise out of a breach by the Trustee of its obligations hereunder, which breach constitutes negligence or willful misconduct of the Trustee.

  Section 8.02.  Certain Matters Affecting the
                 Trustee.

  (a)  Except as otherwise provided in Section 8.01:

       (i)       The Trustee may rely and shall be
  protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

       (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

       (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or the Owner of the Excess Spread, pursuant to the provisions of this Agreement, unless such Certificateholders or such Owner shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

       (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

       (v)       Prior to the occurrence of an Event of
  Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such examination shall be paid by the Master
  Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

       (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys;
  and

       (vii)     To the extent authorized under the Code
  and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Trustee to be its attorney-in-fact for purposes of signing any Tax
  Returns required to be filed on behalf of the Trust
  Fund.  The Trustee shall sign on behalf of the Trust
  Fund and deliver to the Master Servicer in a timely manner any Tax Returns prepared by or on behalf of the Master Servicer that the Trustee is required to sign as determined by the Master Servicer pursuant to applicable federal, state or local tax laws, provided that the Master Servicer shall indemnify the Trustee for signing any such Tax Returns that contain errors or omissions.

  (b) Following the issuance of the Certificates, the Trustee shall not accept any contribution of assets to the Trust Fund unless (subject to Section 10.01(f)) it shall have obtained or been furnished with an Opinion of Counsel to the effect that such contribution will not (i) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or (ii) cause the Trust Fund to be subject to any federal tax as a result of such contribution (including the imposition of any federal tax on "prohibited transactions" imposed under Section 860F(a) of the Code).

  Section 8.03.  Trustee Not Liable for
                 Certificates or Mortgage Loans.

  The recitals contained herein and in the Certificates
(other than the execution of the Certificates and relating to the acceptance and receipt of the Mortgage Loans) shall be taken as the statements of the Company or the Master Servicer as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly executed and authenticated by it as Certificate Registrar) or of any Mortgage Loan or related document. Except as otherwise provided herein, the Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Custodial Account or the Certificate Account by the Company or the Master Servicer.

  Section 8.04.  Trustee May Own Certificates.

  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

  Section 8.05.  Master Servicer to Pay Trustee's
                 Fees and Expenses; Indemnification.

  (a) The Master Servicer covenants and agrees to pay to the Trustee and any co-trustee from time to time, and the Trustee and any co-trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by each of them in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee and any co-trustee, and the Master Servicer will pay or reimburse the Trustee and any co-trustee upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustee or any co-trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 8.12) except any such expense, disbursement or advance as may arise from its negligence or bad faith.

  (b) The Master Servicer agrees to indemnify the Trustee for, and to hold the Trustee harmless against, any loss, liability or expense incurred without negligence or willful misconduct on its part, arising out of, or in connection with, the acceptance and administration of the Trust Fund, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against any claim in connection with the exercise or performance of any of its powers or duties under this Agreement, provided that:

       (i)       with respect to any such claim, the
  Trustee shall have given the Master Servicer written notice thereof promptly after the Trustee shall have actual knowledge thereof;

       (ii)      while maintaining control over its own
  defense, the Trustee shall cooperate and consult fully with the Master Servicer in preparing such defense;
  and

       (iii) notwithstanding anything in this Agreement to the contrary, the Master Servicer shall not be liable for settlement of any claim by the Trustee entered into without the prior consent of the Master
  Servicer which consent shall not be unreasonably withheld.

No termination of this Agreement shall affect the obligations created by this Section 8.05(b) of the Master Servicer to indemnify the Trustee under the conditions and to the extent set forth herein.

  Notwithstanding the foregoing, the indemnification provided by the Master Servicer in this Section 8.05(b) shall not pertain to any loss, liability or expense of the Trustee, including the costs and expenses of defending itself against any claim, incurred in connection with any actions taken by the Trustee at the direction of the Certificateholders or the Owner of the Excess Spread pursuant to the terms of this Agreement.

  Section 8.06.  Eligibility Requirements for
                 Trustee.

  The Trustee hereunder shall at all times be a corporation or a national banking association having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

  Section 8.07.  Resignation and Removal of the
                 Trustee.

  (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

  (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee. In addition, in the event that the Company determines that the Trustee has failed (i) to distribute or cause to be distributed to the Certificateholders or the Owner of the Excess Spread any amount required to be distributed hereunder, if such amount is held by the Trustee or its Paying Agent (other than the Master Servicer or the Company) for distribution or (ii) to otherwise observe or perform in any material respect any of its covenants, agreements or obligations hereunder, and such failure shall continue unremedied for a period of 5 days (in respect of clause
(i) above) or 30 days (in respect of clause (ii) above) after the date on which written notice of such failure, requiring that the same be remedied, shall have been given to the Trustee by the Company, then the Company may remove the Trustee and appoint a successor trustee by written instrument delivered as provided in the preceding sentence. In connection with the appointment of a successor trustee pursuant to the preceding sentence, the Company shall, on or before the date on which any such appointment becomes effective, obtain from each Rating Agency written confirmation that the appointment of any such successor trustee will not result in the reduction of the ratings on any class of the Certificates below the lesser of the then current or original ratings on such Certificates.

  (c) The Holders of Certificates or Excess Spread entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section
8.08.

  Section 8.08.  Successor Trustee.

  (a)  Any successor trustee appointed as provided in
Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder (other than any Mortgage Files at the time held by a Custodian, which shall become the agent of any successor trustee hereunder), and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

  (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of
Section 8.06.

  (c) Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates or Excess Spread at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

  Section 8.09.  Merger or Consolidation of Trustee.

  Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or national banking association succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or national banking association shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Trustee shall mail notice of any such merger or consolidation to the Certificateholders and the Owner of the Excess Spread at their address as shown in the Certificate Register.

  Section 8.10.  Appointment of Co-Trustee
                 or Separate Trustee.

  (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 hereunder and no notice to Holders of Certificates or Excess Spread of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section
8.08 hereof.

  (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee, and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

  (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

  (d) Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

  Section 8.11.  Appointment of Custodians.

  The Trustee may, with the consent of the Master
Servicer and the Company, appoint one or more Custodians who are not Affiliates of the Company, the Master Servicer or any Seller to hold all or a portion of the Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to
Article VIII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Owner of the Excess Spread. Each Custodian shall be a depository institution subject to supervision by federal or state authority, shall have a combined capital and surplus of at least $15,000,000 and shall be qualified to do business in the jurisdiction in which it holds any Mortgage File.

Each Custodial Agreement may be amended only as provided in
Section 11.01. The Trustee shall notify the Certificateholders and the Owner of the Excess Spread of the appointment of any Custodian (other than the Custodian appointed as of the Closing
Date) pursuant to this Section 8.11.

  Section 8.12.  Appointment of Office or Agency.

  The Trustee will maintain an office or agency in the City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its offices located at 14 Wall Street, 8th Floor, New York, NY 10005 for the purpose of keeping the Certificate Register. The Trustee will maintain an office at the address stated in Section 11.05(c) hereof where notices and demands to or upon the Trustee in respect of this Agreement may be served.
                                  ARTICLE IX

                                  TERMINATION

  Section 9.01.  Termination Upon Purchase by the
                 Master Servicer or the Company or
                 Liquidation of All Mortgage Loans.

  (a)  Subject to Section 9.02, the respective
obligations and responsibilities of the Company, the Master Servicer and the Trustee created hereby in respect of the Certificates and the Excess Spread (other than the obligation of the Trustee to make certain payments after the Final Distribution Date to Certificateholders and the Owner of the Excess Spread and the obligation of the Company to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article IX following the earlier of:

       (i)       the later of the final payment or other
  liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan, or

       (ii) the purchase by the Master Servicer or the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to 100% of the unpaid principal balance of each Mortgage Loan or, if less than such unpaid principal balance, the fair market value of the related underlying property of such Mortgage Loan with respect to Mortgage Loans as to which title has been acquired if such fair market value is less than such unpaid principal balance (net of any unreimbursed Advances attributable to principal) on the day of repurchase plus accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month in which such repurchase price is distributed, provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United
  States to the Court of St. James, living on the date hereof and provided further that the purchase price set forth above shall be increased as is necessary, as determined by the Master Servicer, to avoid disqualification of the Trust Fund as a REMIC.

  The right of the Master Servicer or the Company to purchase all the assets of the Trust Fund pursuant to clause (ii) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than ten percent of the Cut-off Date Principal Balance of the Mortgage Loans. If such right is exercised by the Master Servicer, the Master Servicer shall be deemed to have been reimbursed for the full amount of any unreimbursed Advances theretofore made by it with respect to the Mortgage Loans. In addition, the Master Servicer or the Company, as applicable, shall provide to the Trustee the certification required by Section 3.15 and the Trustee and any Custodian shall, promptly following payment of the purchase price, release to the Master Servicer or the Company, as applicable, the Mortgage Files pertaining to the Mortgage Loans being purchased.

  (b) The Master Servicer or, in the case of a final distribution as a result of the exercise by the Company of its right to purchase the assets of the Trust Fund, the Company shall give the Trustee not less than 60 days' prior notice of the Distribution Date on which the Master Servicer or the Company, as applicable, anticipates that the final distribution will be made to Certificateholders and the Owner of the Excess Spread (whether as a result of the exercise by the Master Servicer or the Company of its right to purchase the assets of the Trust Fund or otherwise). Notice of any termination, specifying the anticipated
Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee
(if so required by the terms hereof) for payment of the final distribution and cancellation, shall be given promptly by the Master Servicer or the Company, as applicable (if it is exercising its right to purchase the assets of the Trust Fund), or by the Trustee (in any other case) by letter to the Certificateholders and the Owner of the Excess Spread mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying:

       (i)       the anticipated Final Distribution Date
  upon which final payment of the Certificates and the Excess Spread is anticipated to be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated,

       (ii) the amount of any such final payment, if known, and

       (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, and in the case of the Class A Certificates, Class M
  Certificates and Class R Certificates, that payment will be made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified.

If the Master Servicer or the Company, as applicable, is obligated to give notice to Certificateholders and the Owner of the Excess Spread as aforesaid, it shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders and the Owner of the Excess Spread. In the event such notice is given by the Master Servicer or the Company, the Master Servicer or the Company, as applicable, shall deposit in the Certificate Account before the Final Distribution Date in immediately available funds an amount equal to the purchase price for the assets of the Trust Fund computed as above provided.

  (c) In the case of the Class A Certificates, Class M and the Class R Certificates, upon presentation and surrender of the Certificates by the Certificateholders thereof, the Trustee shall distribute to the Certificateholders (i) the amount otherwise distributable on such Distribution Date, if not in connection with the Master Servicer's or the Company's election to repurchase, or (ii) if the Master Servicer or the Company elected to so repurchase, an amount determined as follows: (A) with respect to each Certificate the outstanding Certificate Principal Balance thereof, plus one month's Accrued Certificate Interest and any previously unpaid Accrued Certificate Interest, subject to the priority set forth in Section 4.02(a), and (B) with respect to the
Class R Certificates, any excess of the amounts available for distribution (including the repurchase price specified in clause
(ii) of subsection (a) of this Section) over the total amount distributed under the immediately preceding clause (A) and the Excess Spread. The Trustee shall also distribute to the Owner the
Excess Spread.

  (d) In the event that any Certificateholders shall not surrender their Certificates for final payment and cancellation on or before the Final Distribution Date (if so required by the terms hereof), the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders, and the Master Servicer or the Company, as applicable (if it exercised its right to purchase the assets of the Trust Fund), or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice any Certificate shall not have been surrendered for cancellation, the Trustee shall take appropriate steps as directed by the Master Servicer or the Company, as applicable, to contact the remaining Certificateholders concerning surrender of their Certificates. The costs and expenses of maintaining the escrow account and of contacting Certificateholders shall be paid out of the assets which remain in the escrow account. If within nine months after the second notice any Certificates shall not have been surrendered for cancellation, the Trustee shall pay to the Master Servicer or the Company, as applicable, all amounts distributable to the holders thereof and the Master Servicer or the Company, as applicable, shall thereafter hold such amounts until distributed to such holders. No interest shall accrue or be payable to any Certificateholder on any amount held in the escrow account or by the Master Servicer or the Company, as applicable, as a result of such Certificateholder's failure to surrender its Certificate(s) for final payment thereof in accordance with this Section 9.01.

  Section 9.02.  Additional Termination Requirements.

  (a) The Trust Fund shall be terminated in accordance with the following additional requirements, unless (subject to Section 10.01(f)) the Trustee and the Master Servicer have received an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee) to the effect that the failure of the Trust Fund to comply with the requirements of this Section
9.02 will not (i) result in the imposition on the Trust of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding:

       (i) The Master Servicer shall establish a 90-day liquidation period for the Trust Fund and specify the first day of such period in a statement attached to the Trust Fund's final Tax Return pursuant to Treasury Regulation Section 1.860F-1. The Master
  Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund under
  Section 860F of the Code and regulations thereunder;

       (ii)      The Master Servicer shall notify the
  Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Fund in accordance with the terms hereof; and

       (iii) If the Master Servicer is exercising its right to purchase the assets of the Trust Fund, the Master Servicer shall, during the 90-day liquidation period and at or prior to the Final Distribution Date, purchase all of the assets of the Trust Fund for cash;
  provided, however, that in the event that a calendar quarter ends after the commencement of the 90-day liquidation period but prior to the Final Distribution
  Date, the Master Servicer shall not purchase any of the assets of the Trust Fund prior to the close of that calendar quarter.

  (b) Each Holder of a Certificate and the Trustee hereby irrevocably approves and appoints the Master Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the REMIC at the expense of the Trust Fund in accordance with the terms and conditions of this Agreement.
                                   ARTICLE X

                               REMIC PROVISIONS

  Section 10.01. REMIC Administration.

       (a)       The REMIC Administrator shall make an
election to treat the Trust Fund as a REMIC under the Code and, if necessary, under applicable state law. Such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund, the Class A, Class M, Class
B Certificates and the Excess Spread shall be designated as the "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interest" in the Trust Fund. The REMIC Administrator and the Trustee shall not permit the creation of any "interests" (within the meaning of Section 860G of the Code) in the Trust Fund other than the regular interests and the interests represented by the Class R Certificates, respectively.

       (b) The Closing Date is hereby designated as the "Startup Day" of the Trust Fund within the meaning of Section
860G(a)(9) of the Code.

       (c)       The REMIC Administrator shall hold a Class
R Certificate representing a 0.01% Percentage Interest of the Class R Certificates and shall be designated as the tax matters person with respect to the Trust Fund in the manner provided under
Treasury Regulation Section 1.860F-4(d) and temporary Treasury Regulation Section 301.6231(a)(7)-1T. The REMIC Administrator, as tax matters person, shall (i) act on behalf of the Trust Fund in relation to any tax matter or controversy involving the Trust Fund and (ii) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. The legal expenses, including without limitation attorneys' or accountants' fees, and costs of any such proceeding and any liability resulting therefrom shall be expenses of the Trust Fund and the REMIC Administrator shall be entitled to reimbursement therefor out of amounts attributable to the Mortgage Loans on deposit in the Custodial Account as provided by Section 3.10 unless such legal expenses and costs are incurred by reason of the REMIC Administrator's willful misfeasance, bad faith or gross negligence. If the REMIC Administrator is no longer the Master Servicer hereunder at its option it may continue its duties as REMIC Administrator and shall be paid reasonable compensation by any successor Master Servicer hereto for so acting as the REMIC Administrator.

       (d) The REMIC Administrator shall prepare or cause to be prepared all of the Tax Returns that it determines are required with respect to the Trust Fund and deliver such Tax Returns in a timely manner to the Trustee and the Trustee shall sign and file such Tax Returns in a timely manner. The expenses of preparing such returns shall be borne by the REMIC Administrator without any right of reimbursement therefor. The REMIC Administrator agrees to indemnify and hold harmless the Trustee with respect to any tax or liability arising from the Trustee's signing of Tax Returns that contain errors or omissions.

       (e) The REMIC Administrator shall provide (i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to the Trustee and the Trustee shall forward to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

       (f)       The Master Servicer and the REMIC
Administrator shall take such actions and shall cause the Trust Fund to take such actions as are reasonably within the Master Servicer's or the REMIC Administrator's control and the scope of its duties more specifically set forth herein as shall be necessary to maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist the Master Servicer and the REMIC Administrator, to the extent reasonably requested by the Master Servicer and the REMIC Administrator to do so). In performing their duties more specifically set forth herein, the Master Servicer and the REMIC Administrator shall not knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within their respective control that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in
Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, in the absence of an Opinion of Counsel or the indemnification referred to in this sentence, an "Adverse REMIC Event") unless the Master Servicer or the REMIC Administrator, as applicable, has received an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, and the Master Servicer or the REMIC Administrator, as applicable, determines that taking such action is in the best interest of the Trust Fund and the Certificateholders, at the expense of the Trust Fund, but in no event at the expense of the Master Servicer, the REMIC Administrator or the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund, endanger such status or, unless the Master Servicer, the REMIC Administrator or both, as applicable, determine in its or their sole discretion to indemnify the Trust Fund against the imposition of such a tax, result in the imposition of such a tax. Wherever in this Agreement a contemplated action may not be taken because the timing of such action might result in the imposition of a tax on the Trust Fund, or may only be taken pursuant to an Opinion of Counsel that such action would not impose a tax on the Trust Fund, such action may nonetheless be taken provided that the indemnity given in the preceding sentence with respect to any taxes that might be imposed on the Trust Fund has been given and that all other preconditions to the taking of such action have been satisfied. The Trustee shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action. In addition, prior to taking any action with respect to the Trust Fund or its assets, or causing the Trust Fund to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee will consult with the Master Servicer or the REMIC Administrator, as applicable, or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to the Trust Fund, and the Trustee shall not take any such action or cause the Trust Fund to take any such action as to which the Master Servicer or the REMIC Administrator, as applicable, has advised it in writing that an Adverse REMIC Event could occur. The Master Servicer or the REMIC Administrator, as applicable, may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event at the expense of the Master Servicer or the REMIC Administrator. At all times as may be required by the Code, the Master Servicer will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the Trust Fund as "qualified mortgages" as defined in Section 860G(a)(3) of the Code and "permitted investments" as defined in
Section 860G(a)(5) of the Code.

       (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund as defined in Section 860G(c) of the Code, on any contributions to the Trust Fund after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (ii) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article X, or otherwise (iii) against amounts on deposit in the Custodial Account as provided by Section
3.10 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the
Accrued Certificate Interest on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

       (h) The Trustee and the Master Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

       (i)       Following the Startup Day, neither the
Master Servicer nor the Trustee shall accept any contributions of assets to the Trust Fund unless (subject to Section 10.01(f)) the Master Servicer and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

       (j)       Neither the Master Servicer nor the
Trustee shall (subject to Section 10.01(f)) enter into any arrangement by which the Trust Fund will receive a fee or other compensation for services nor permit either such REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

       (k)       The Maturity Date of each Class of
Certificates representing a regular interest in the Trust Fund is February 25, 2011, which is the Distribution Date one month following the latest scheduled maturity of any Mortgage Loan.

       (l)       Within 30 days after the Closing Date, the
REMIC Administrator shall prepare and file with the Internal
Revenue Service Form 8811, "Information Return for Real Estate
Mortgage Investment Conduits (REMICs) and Issuers of
Collateralized Debt Obligations" for the Trust Fund.

       (m)       Neither the Trustee nor the Master
Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund pursuant to Article IX of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Custodial Account or the Certificate Account for gain, nor accept any contributions to the Trust Fund after the
Closing Date unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund as a REMIC or (b) unless the Master Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax, cause the Trust Fund to be subject to a tax on "prohibited transactions" or "contributions" pursuant to the REMIC Provisions.

       Section 10.02. Master Servicer and Trustee
                      Indemnification.

       (a)       The Trustee agrees to indemnify the Trust
Fund, the Company, the REMIC Administrator and the Master Servicer for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Master Servicer, as a result of a breach of the Trustee's covenants set forth in Article VIII or this
Article X.

       (b)       The REMIC Administrator agrees to
indemnify the Trust Fund, the Company, the Master Servicer and the
Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company, the Master Servicer or the Trustee, as a result of a breach of the REMIC Administrator's covenants set forth in this Article X with respect to compliance with the REMIC Provisions, including, without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the REMIC Administrator that contain errors or omissions; provided, however, that such liability will not be imposed to the extent such breach is a result of an error or omission in information provided to the
REMIC Administrator by the Master Servicer in which case Section 10.02(c) will apply.

       (c)       The Master Servicer agrees to indemnify
the Trust Fund, the Company, the REMIC Administrator and the Trustee for any taxes and costs (including, without limitation, any reasonable attorneys' fees) imposed on or incurred by the Trust Fund, the Company or the Trustee, as a result of a breach of the Master Servicer's covenants set forth in this Article X or in
Article III with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Master Servicer that contain errors or omissions.


                                  ARTICLE XI

                           MISCELLANEOUS PROVISIONS

  Section 11.01. Amendment.

  (a) This Agreement or any Custodial Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders:

       (i)       to cure any ambiguity,

       (ii)      to correct or supplement any provisions
  herein or therein, which may be inconsistent with any other provisions herein or therein or to correct any error,

       (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of the Trust
  Fund as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect in any material respect the interests of any Certificateholder,

       (iv)      to change the timing and/or nature of
  deposits into the Custodial Account or the Certificate
  Account or to change the name in which the Custodial
  Account is maintained, provided that (A) the Certificate Account Deposit Date shall in no event be later than the related Distribution Date, (B) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (C) such change shall not result in a reduction of the rating assigned to any Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing Date, as evidenced by a letter from each Rating Agency to such effect,

       (v)       to modify, eliminate or add to the
  provisions of Section 5.02(f) or any other provision hereof restricting transfer of the Class R
  Certificates by virtue of their being the "residual interests" in the REMIC, respectively, provided that
  (A) such change shall not result in reduction of the rating assigned to any such Class of Certificates below the lower of the then-current rating or the rating assigned to such Certificates as of the Closing
  Date, as evidenced by a letter from each Rating Agency to such effect, and (B) such change shall not (subject to Section 10.01(f)), as evidenced by an Opinion of Counsel (at the expense of the party seeking so to modify, eliminate or add such provisions), cause either the Trust Fund or any of the Certificateholders
  (other than the transferor) to be subject to a federal tax caused by a transfer to a Person that is not a Permitted Transferee, or

       (vi)      to provide for the Excess Spread to be
  certificated and designated as a Senior Certificate, or

       (vii) to make any other provisions with respect to matters or questions arising under this Agreement or such Custodial Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

  (b) This Agreement or any Custodial Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or such Custodial Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class or of the Excess Spread; provided, however, that no such amendment shall:

       (i)       reduce in any manner the amount of, or
  delay the timing of, payments which are required to be distributed on any Certificate or the Excess Spread without the consent of the Holder of such Certificate or the Owner of the Excess Spread,

       (ii)      reduce the aforesaid percentage of
  Certificates of any Class the Holders of which are required to consent to any such amendment, in any such case without the consent of the Holders of all Certificates of such Class then outstanding.

  (c) Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel (subject to Section 10.01(f) and at the expense of the party seeking such amendment) to the effect that such amendment or the exercise of any power granted to the Master Servicer, the Company or the Trustee in accordance with such amendment will not result in the imposition of a federal tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding.

  (d) Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and Owner of the Excess Spread. It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

  (e) The Company shall have the option, in its sole discretion, to obtain and deliver to the Trustee any corporate guaranty, payment obligation, irrevocable letter of credit, surety bond, insurance policy or similar instrument or a reserve fund, or any combination of the foregoing, for the purpose of protecting the Holders of the Class B Certificates against any or all Realized Losses or other shortfalls. Any such instrument or fund shall be held by the Trustee for the benefit of the Class B Certificateholders, but shall not be and shall not be deemed to be under any circumstances included in the Trust Fund. To the extent that any such instrument or fund constitutes a reserve fund for federal income tax purposes, (i) any reserve fund so established shall be an outside reserve fund and not an asset of the Trust Fund, (ii) any such reserve fund shall be owned by the Company, and (iii) amounts transferred by the Trust Fund to any such reserve fund shall be treated as amounts distributed by the Trust Fund to the Company or any successor, all within the meaning of Treasury Regulation Section 1.860G-2(h) as it reads as of the Cut-off Date. In connection with the provision of any such instrument or fund, this Agreement and any provision hereof may be modified, added to, deleted or otherwise amended in any manner that is related or incidental to such instrument or fund or the establishment or administration thereof, such amendment to be made by written instrument executed or consented to by the Company but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of the Class A Certificateholders, the Class R Certificateholders, the Class M Certificateholders, the Master Servicer or the Trustee, as applicable; provided that the Company obtains (subject to Section 10.01(f)) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment will not cause (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code and (b) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. In the event that the Company elects to provide such coverage in the form of a limited guaranty provided by General Motors Acceptance Corporation, the Company may elect that the text of such amendment to this Agreement shall be substantially in the form attached hereto as Exhibit M (in which case Residential Funding's Subordinate Certificate Loss Obligation as described in such exhibit shall be established by Residential Funding's consent to such amendment) and that the limited guaranty shall be executed in the form attached hereto as Exhibit N, with such changes as the
Company shall deem to be appropriate; it being understood that the
Trustee has reviewed and approved the content of such forms and that the Trustee's consent or approval to the use thereof is not required.

  Section 11.02. Recordation of Agreement;
                 Counterparts.

  (a) To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of Holders of Certificates entitled to at least 25% of the Voting Rights), but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

  (b) For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

  Section 11.03. Limitation on Rights
                 of Certificateholders.

  (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of any of the parties hereto.

  (b) Neither the Owner of the Excess Spread, nor any Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders or Owner of the Excess Spread from time to time as partners or members of an association; nor shall any Certificateholder or Owner of the Excess Spread be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

  (c) Neither the Owner of the Excess Spread, nor any Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the related Percentage Interests of such Class, shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding it being understood and intended, and being expressly covenanted by each Certificateholder and Owner of the with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this
Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

  Section 11.04. Governing Law.

  This agreement and the Certificates shall be governed by and construed in accordance with the laws of the State of New
York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

  Section 11.05. Notices.

  All demands and notices hereunder shall be in writing
and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid (except for notices to the Trustee which shall be deemed to have been duly
given only when received), to (a) in the case of the Company,
8400
Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota 55437, Attention: President, or such other address as may hereafter be furnished to the Master Servicer and the Trustee in writing by the Company, (b) in the case of the Master Servicer, 10
Universal City Plaza, Suite 2100, Universal City, California 91608, Attention: Bond Administration Team Leader or such other address as may be hereafter furnished to the Company and the Trustee by the Master Servicer in writing, (c) in the case of the Trustee, The First National Bank of Chicago, One First National Plaza, Mail Suite 0126, Chicago, IL 60670-0126, Attention:
Residential Funding Corporation Series 1996-S5 or such other address as may hereafter be furnished to the Company and the Master Servicer in writing by the Trustee, (d) in the case of Fitch, One State Street Plaza, New York, New York 10004, or such other address as may hereafter be furnished to the Company, the Trustee and the Master Servicer in writing by Fitch and (e) in the case of Standard & Poor's, 26 Broadway, New York, New York 10004 or such other address as may be hereafter furnished to the Company, Trustee, and Master Servicer by Standard & Poor's. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

  Section 11.06. Notices to Rating Agency.

  The Company, the Master Servicer or the Trustee, as applicable, shall notify each Rating Agency and the Subservicer at such time as it is otherwise required pursuant to this Agreement to give notice of the occurrence of, any of the events described in clause (a), (b), (c), (d), (g), (h), (i) or (j) below or provide a copy to each Rating Agency at such time as otherwise required to be delivered pursuant to this Agreement of any of the statements described in clauses (e) and (f) below:

       (a)       a material change or amendment to this
  Agreement,

       (b)       the occurrence of an Event of Default,

       (c)       the termination or appointment of a
  successor Master Servicer or Trustee or a change in the majority ownership of the Trustee,

       (d)       the filing of any claim under the Master
  Servicer's blanket fidelity bond and the errors and omissions insurance policy required by Section 3.12 or the cancellation or modification of coverage under any such instrument,

       (e) the statement required to be delivered to the Holders of each Class of Certificates and the Owner of the Excess Spread pursuant to Section 4.03,

       (f)       the statements required to be delivered
  pursuant to Sections 3.18 and 3.19,

       (g)       a change in the location of the Custodial
  Account or the Certificate Account,

       (h)       the occurrence of any monthly cash flow
  shortfall to the Holders of any Class of Certificates or Owner of the Excess Spread resulting from the failure by the Master Servicer to make an Advance pursuant to Section 4.04,

       (i)       the occurrence of the Final Distribution
  Date, and

       (j) the repurchase of or substitution for any Mortgage Loan,

provided, however, that with respect to notice of the occurrence of the events described in clauses (d), (g) or (h) above, the Master Servicer shall provide prompt written notice to each Rating
Agency and the Subservicer of any such event known to the Master
Servicer.

  Section 11.07. Severability of Provisions.

  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.
  IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.

                                    RESIDENTIAL FUNDING MORTGAGE
                                    SECURITIES I, INC.

[Seal]
                                    By:


                                        Name: Bruce J. Legan
                                        Title:  Vice President

Attest:
               Name: Jill M. Johnson
               Title: Vice President


                                    RESIDENTIAL FUNDING
                                    CORPORATION

[Seal]
                                    By:


                                        Name:   Jill M. Johnson
                                        Title:  Director


Attest:
               Name: Bruce J. Legan
               Title:  Director


                                    THE FIRST NATIONAL BANK OF
                                    CHICAGO, as Trustee

[Seal]
                                    By:


                                      Name:
                                      Title:

Attest:
               Name:
               Title:
STATE OF MINNESOTA        )
                            ) ss.:
COUNTY OF HENNEPIN        )


                On the 29th day of February, 1996 before me, a notary public in and for said State, personally appeared Bruce J. Legan, known to me to be a Vice President of Residential Funding Mortgage
Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                            Notary Public

[Notarial Seal]


STATE OF MINNESOTA          )
                            ) ss.:
COUNTY OF HENNEPIN          )


                On the 29th day of February, 1996 before me, a notary public in and for said State, personally appeared Jill M. Johnson, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                            Notary Public

[Notarial Seal]
STATE OF ILLINOIS         )
                            ) ss.:
COUNTY OF COOK  )


                On the 29th day of February, 1996 before me, a notary public in and for said State, personally appeared __________________________________, known to me to be a Vice
President of The First National Bank of Chicago, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

                IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                            Notary Public

[Notarial Seal]





                       EXHIBIT A

              FORM OF CLASS A CERTIFICATE




          SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986.

          [THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 29, 1996. THE INITIAL PER ANNUM RATE
OF INTEREST ON THIS CERTIFICATE IS ____% ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), [AND ASSUMING A CONSTANT PASS-THROUGH RATE EQUAL TO THE INITIAL PASS-THROUGH RATE,] THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN
$_____ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL
BALANCE,
THE YIELD TO MATURITY IS ___% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED USING THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE OR AS TO THE CONSTANCY OF THE PASS-THROUGH RATE.]
Certificate No. ____           [____%][0.00%] Pass-Through
                                                Rate

Class A-_ Senior               Percentage Interest: ____%

Date of Pooling and Servicing        Aggregate Initial
                               Certificate Principal
Agreement and Cut-off Date:            Balance of the Class A-_
                                       Certificates:
February 1, 1996               $_____________________

First Distribution Date:             Initial Certificate
                               Principal Balance of
March 25, 1996                 this Certificate:
                               $__________________

Master Servicer                CUSIP 760947-____
Residential Funding Corporation

Assumed Final Distribution Date:
February 25, 2011


           MORTGAGE PASS-THROUGH CERTIFICATE
                     SERIES 1996-S5

    evidencing a percentage interest in the
    distributions allocable to the Class A-_
    Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE
    SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _____________________________ is
the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class A-_ Certificates, both as specified above) in certain distributions with respect to the Trust Fund consisting primarily of an interest in a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount [of interest and] principal, if any required to be distributed to Holders of Class A-_ Certificates on such Distribution Date.
         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and Owner of the Excess Spread may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders and Owner of the Excess Spread, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders and the Owner of the Excess Spread under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders and Owner of the Excess Spread of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF
                               CHICAGO, as Trustee


                               By:
                                     Authorized Signatory



             CERTIFICATE OF AUTHENTICATION

         This is one of the Class A-_ Certificates referred to in the within-mentioned Agreement.

                               THE FIRST NATIONAL BANK OF
                               CHICAGO, as Certificate
                               Registrar


                               By:
                                     Authorized Signatory
                       ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust
Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                       Signature by or on behalf of assignor




                                     Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.
                       EXHIBIT B

              FORM OF CLASS M CERTIFICATE


THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS
A CERTIFICATES[,][AND] THE CLASS R CERTIFICATES[,][AND] THE CLASS
M-1 CERTIFICATES] [AND THE CLASS M-2 CERTIFICATES] AS DESCRIBED
IN
THE AGREEMENT (AS DEFINED BELOW).

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE
BENEFIT
OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION PURSUANT TO
SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT") SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE
UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS
A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT,"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE CODE.

[THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 29, 1996. THE PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS ____% ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ____% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN
ISSUED WITH NO MORE THAN $_______ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO
MORE THAN $_______ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION
IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON
THE
STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.]
Certificate No. ___            ____% Pass-Through Rate

Class M-    Subordinate              Percentage Interest
                               ______________%

Date of Pooling and Servicing        Aggregate Initial
                               Certificate Principal
Agreement and Cut-off Date:            Balance of the Class
M-____
February 1, 1996               Certificates:
                               $__________________

First Distribution Date:             Initial Certificate
                               Principal Balance of
March 25, 1996                 this Certificate:
                               $________________

Master Servicer:               CUSIP: 760947______________
Residential Funding Corporation

Assumed Final Distribution Date:
February 25, 2011



           MORTGAGE PASS-THROUGH CERTIFICATE,
                     SERIES 1996-S5

    evidencing a percentage interest in any
    distributions allocable to the Class M-__
    Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE
    SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate Certificate Principal
Balance of all Class M-_ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class M-_ Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         In connection with any transfer of a Class M-_ Certificate, the Trustee (unless otherwise directed by the Company) will require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code (the "Code"), an investment manager, a named fiduciary or any other person using "plan assets" of any such plan to effect such acquisition (a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under ERISA and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of a Class M-_ Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and Owner of the Excess Spread may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders and Owner of the Excess Spread, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders and the Owner of the Excess Spread under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders and Owner of the Excess Spread of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF


           CHICAGO, as Trustee


                               By:
                                     Authorized Signatory




             CERTIFICATE OF AUTHENTICATION

         This is one of the Class M-__ Certificates referred to in the within-mentioned Agreement.

                               THE FIRST NATIONAL BANK OF
                               CHICAGO, as Certificate
                               Registrar

                               By:
                                     Authorized Signatory
                       ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust
Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                       Signature by or on behalf of assignor




                                     Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.
                       EXHIBIT C

              FORM OF CLASS B CERTIFICATE

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES, THE CLASS R CERTIFICATES[,][AND] THE CLASS M CERTIFICATES[[,][AND] THE CLASS B-1 CERTIFICATES] [AND THE CLASS B-2 CERTIFICATES] AS DESCRIBED IN THE AGREEMENT (AS DEFINED HEREIN).

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER
THE
SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED
PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND
UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE
BENEFIT
OR OTHER PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), OR TO ANY PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION PURSUANT TO
SECTION 5.02(e) OF THE AGREEMENT SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT
IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS
A
"REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT,"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE CODE.

THE FOLLOWING INFORMATION IS PROVIDED SOLELY FOR THE PURPOSES OF APPLYING THE U.S. FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES TO THIS CERTIFICATE. THE ISSUE DATE OF THIS CERTIFICATE IS FEBRUARY 29, 1996. THE PER ANNUM RATE OF INTEREST ON THIS CERTIFICATE IS ____%. ASSUMING THAT THE MORTGAGE LOANS PREPAY AT ___% OF THE STANDARD PREPAYMENT ASSUMPTION (AS DESCRIBED
IN THE PROSPECTUS SUPPLEMENT), THIS CERTIFICATE HAS BEEN ISSUED WITH NO MORE THAN $___ OF OID PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, THE YIELD TO MATURITY IS ____% AND THE AMOUNT OF OID ATTRIBUTABLE TO THE INITIAL ACCRUAL PERIOD IS NO MORE THAN $____ PER $1,000 OF INITIAL CERTIFICATE PRINCIPAL BALANCE, COMPUTED UNDER THE APPROXIMATE METHOD. NO REPRESENTATION IS MADE THAT THE MORTGAGE LOANS WILL PREPAY AT A RATE BASED ON THE STANDARD PREPAYMENT ASSUMPTION OR AT ANY OTHER RATE.
Certificate No. __             ____ % Pass-Through Rate

Class B-_ Subordinate          Percentage Interest: ____%

Date of Pooling and Servicing        Aggregate Initial
                               Certificate Principal
Agreement and Cut-off Date:            Balance of the Class B-__
February 1, 1996               Certificate $______________

First Distribution Date:               Initial Certificate
                               Principal Balance of
March 25, 1996                 this Certificate:
                               $______________

Master Servicer:
Residential Funding Corporation

Assumed Final Distribution Date:
February 25, 2011


           MORTGAGE PASS-THROUGH CERTIFICATE,
                     SERIES 1996-S5

    evidencing a percentage interest in any
    distributions allocable to the Class B-_
    Certificates with respect to the Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE
    SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that Residential Funding Mortgage Securities I, Inc. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Certificate Principal Balance of this Certificate by the aggregate
Certificate Principal Balance of all Class B-_ Certificates, both as specified above) in certain distributions with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage
Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month next preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount of interest and principal, if any required to be distributed to Holders of Class B Certificates on such Distribution Date.

         Distributions on this Certificate will be made either by the Master Servicer acting on behalf of the Trustee or by a Paying Agent appointed by the Trustee in immediately available funds (by wire transfer or otherwise) for the account of the Person entitled thereto if such Person shall have so notified the Master Servicer or such Paying Agent, or by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of the distributions allocable to principal and any Realized Losses allocable hereto.

         No transfer of this Class B-_ Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is to be made, (i) the Trustee or the Company may require an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer is exempt (describing the applicable exemption and the basis therefor) from or is being made pursuant to the registration requirements of the Securities Act of 1933, as amended, and of any applicable statute of any state and (ii) the transferee shall execute an investment letter in the form described by the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Company, the Master Servicer and the Certificate Registrar acting on behalf of the Trustee against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Trustee (unless otherwise directed by the Company) will also require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code (the "Code"), an investment manager, a named fiduciary or any other person using "plan assets" of any such plan to effect such acquisition (a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under ERISA and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of a Class B-_ Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of
ERISA or Section 4975 of the Code.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and Owner of the Excess Spread may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders and Owner of the Excess Spread, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders and the Owner of the Excess Spread under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders and Owner of the Excess Spread of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF


           CHICAGO, as Trustee

                               By:
                                     Authorized Signatory




             CERTIFICATE OF AUTHENTICATION

         This is one of the Class B-_ Certificates referred to in the within-mentioned Agreement.

                               THE FIRST NATIONAL BANK OF
                               CHICAGO, as Certificate
                               Registrar


                               By:
                                     Authorized Signatory
                       ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust
Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                       Signature by or on behalf of assignor




                                     Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.
                       EXHIBIT D

              FORM OF CLASS R CERTIFICATE

THIS CERTIFICATE MAY NOT BE HELD BY OR TRANSFERRED TO A
NON-UNITED
STATES PERSON OR A DISQUALIFIED ORGANIZATION (AS DEFINED BELOW).

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS
A
"RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT
CONDUIT"
AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO AN EMPLOYEE
BENEFIT
PLAN SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, ("ERISA"), OR SECTION 4975 OF THE CODE, OR TO ANY PERSON WHO IS USING "PLAN ASSETS" OF ANY SUCH PLAN TO ACQUIRE THIS CERTIFICATE, UNLESS THE TRANSFEREE PROVIDES AN OPINION OF COUNSEL OR CERTIFICATION PURSUANT TO SECTION 5.02(e) OF THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT") SATISFACTORY TO THE MASTER SERVICER, THE COMPANY AND THE TRUSTEE THAT THE PURCHASE OF THIS CERTIFICATE BY, ON BEHALF OF, OR WITH "PLAN ASSETS" OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT
IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE MASTER SERVICER, THE COMPANY OR THE TRUSTEE TO ANY OBLIGATION OR LIABILITY IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE MASTER SERVICER AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX
IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B) OR (C) BEING HEREIN REFERRED TO AS A "DISQUALIFIED ORGANIZATION") OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION, (2) NO PURPOSE OF SUCH TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE SATISFIES CERTAIN ADDITIONAL CONDITIONS RELATING TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OR ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE
SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS
PARAGRAPH.
Certificate No. ___            ____% Pass-Through Rate

Class R Senior                 Percentage Interest: _____%

Date of Pooling and Servicing        Aggregate Initial
                               Certificate
Agreement and Cut-off Date:            Principal Balance of the
February 1, 1996               Class R Certificates:
                               $100.00

First Distribution Date:             Initial Certificate
                               Principal Balance of
March 25, 1996                 this Certificate:
                               $_________________

Master Servicer:               CUSIP 760947-_________
Residential Funding Corporation

Assumed Final Distribution Date:
February 25, 2011

           MORTGAGE PASS-THROUGH CERTIFICATE,
                     SERIES 1996-S5

    evidencing a percentage interest in any
    distributions allocable to the Class R
    Certificates with respect to a Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans formed and sold by RESIDENTIAL FUNDING MORTGAGE
    SECURITIES I, INC.

         This Certificate is payable solely from the assets of the Trust Fund, and does not represent an obligation of or interest in Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee referred to below or GMAC Mortgage Corporation or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality or by Residential Funding Mortgage Securities I, Inc., the Master Servicer, the Trustee or GMAC Mortgage Corporation or any of their affiliates. None of the
Company, the Master Servicer, GMAC Mortgage Corporation or any of their affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies that _________________________ is the
registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Initial Certificate Principal Balance of this Certificate by the aggregate Initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to a the Trust Fund. The Trust Fund consisting primarily of a pool of conventional one- to four-family fixed interest rate first mortgage loans (the "Mortgage Loans"), formed and sold by Residential Funding Mortgage Securities I, Inc. (hereinafter called the "Company," which term includes any successor entity under the Agreement referred to below). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as specified above (the "Agreement") among the Company, the Master Servicer and The First National Bank of Chicago, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

         Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing as described in the Agreement, to the Person in whose name this Certificate is registered at the close of business on the last day (or if such last day is not a Business Day, the Business Day immediately preceding such last day) of the month immediately preceding the month of such distribution (the "Record Date"), from the Available Distribution Amount in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount (of interest and principal, if any) required to be distributed to Holders of Class R Certificates on such Distribution Date.

         Each Holder of this Certificate will be deemed to have agreed to be bound by the restrictions set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership Interest in this Certificate must be a United States Person and a Permitted Transferee, (ii) the transfer of any Ownership Interest in this Certificate will be conditioned upon the delivery to the Trustee of, among other things, an affidavit to the effect that it is a United States Person and Permitted Transferee, (iii) any attempted or purported transfer of any Ownership Interest in this Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee, and (iv) if any person other than a United States Person and a Permitted Transferee acquires any Ownership Interest in this Certificate in violation of such restrictions, then the Company will have the right, in its sole discretion and without notice to the Holder of this Certificate, to sell this Certificate to a purchaser selected by the Company, which purchaser may be the Company, or any affiliate of the Company, on such terms and conditions as the Company may choose.

         Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this
Certificate at the office or agency appointed by the Trustee for that purpose in the City and State of New York. The Initial Certificate Principal Balance of this Certificate is set forth above. The Certificate Principal Balance hereof will be reduced to the extent of distributions allocable to principal and any Realized Losses allocable hereto. Notwithstanding the reduction of the Certificate Principal Balance hereof to zero, this Certificate will remain outstanding under the Agreement and the Holder hereof may have additional obligations with respect to this
Certificate, including tax liabilities, and may be entitled to certain additional distributions hereon, in accordance with the terms and provisions of the Agreement.

         In connection with any transfer of a Class R
Certificate, the Trustee (unless otherwise directed by the Company) will require (i) a representation letter, in the form as described by the Agreement, stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Internal Revenue Code (the "Code"), an investment manager, a named fiduciary or any other person using "plan assets" of any such plan to effect such acquisition (a "Plan Investor") or (ii) if such transferee is a Plan Investor, an opinion of counsel acceptable to and in form and substance satisfactory to the Trustee, the Company and the Master Servicer with respect to the permissibility of such transfer under ERISA and Section 4975 of the Code and stating, among other things, that the transferee's acquisition of a Class R
Certificate will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code.

         This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage
Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth herein and in the Agreement. In the event Master Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Master Servicer, to the extent provided in the Agreement, from related recoveries on such Mortgage Loan or from other cash that would have been distributable to Certificateholders.

         As provided in the Agreement, withdrawals from the Custodial Account and/or the Certificate Account created for the benefit of Certificateholders and Owner of the Excess Spread may be made by the Master Servicer from time to time for purposes other than distributions to Certificateholders and Owner of the Excess Spread, such purposes including without limitation reimbursement to the Company and the Master Servicer of advances made, or certain expenses incurred, by either of them.

         The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Company, the Master Servicer and the Trustee and the rights of the Certificateholders and the Owner of the Excess Spread under the Agreement at any time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby and the Owner of the Excess Spread, if affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon the Certificate. The
Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates and, in certain additional circumstances, without the consent of the Holders of certain Classes of Certificates.

         As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Trustee in the City and State of New York, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

         The Certificates are issuable only as registered Certificates without coupons in Classes and in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of authorized denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

         No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         The Company, the Master Servicer, the Trustee and the Certificate Registrar and any agent of the Company, the Master Servicer, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Company, the Master Servicer, the Trustee nor any such agent shall be affected by notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of New York.

         The obligations created by the Agreement in respect of the Certificates and the Trust Fund created thereby shall terminate upon the payment to Certificateholders and Owner of the Excess Spread of all amounts held by or on behalf of the Trustee and required to be paid to them pursuant to the Agreement following the earlier of (i) the maturity or other liquidation of the last Mortgage Loan subject thereto or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and (ii) the purchase by the Master Servicer or the Company from the Trust Fund of all remaining Mortgage Loans and all property acquired in respect of such Mortgage Loans, thereby effecting early retirement of the Certificates. The Agreement permits, but does not require, the Master Servicer or the Company to (i) purchase at a price determined as provided in the Agreement all remaining Mortgage Loans and all property acquired in respect of any Mortgage Loan or (ii) purchase in whole, but not in part, all of the Certificates from the Holders thereof; provided, that any such option may only be exercised if the Pool Stated Principal Balance of the Mortgage Loans as of the Distribution Date upon which the proceeds of any such purchase are distributed is less than ten percent of the Cut-off Date Principal
Balance of the Mortgage Loans.

         Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purpose have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.
         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:                         THE FIRST NATIONAL BANK OF
                               CHICAGO, as Trustee

                               By:
                                     Authorized Signatory




             CERTIFICATE OF AUTHENTICATION

         This is one of the Class R Certificates referred to in the within-mentioned Agreement.

                               THE FIRST NATIONAL BANK OF
                               CHICAGO, as Certificate
                               Registrar


                               By:
                                     Authorized Signatory
                       ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


                                      (Please print or typewrite
name and address including postal zip code of assignee) a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust
Fund.

         I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:





Dated:
                       Signature by or on behalf of assignor




                                     Signature Guaranteed

               DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for purposes of distribution:

         Distributions shall be made, by wire transfer or otherwise, in immediately available funds to for the
account of                                               account
number                 , or, if mailed by check, to


                                                 Applicable
statements should be mailed to


                                               .

         This information is provided by
     , the assignee named above, or


  , as its agent.
                       EXHIBIT E

                  CUSTODIAL AGREEMENT

         THIS CUSTODIAL AGREEMENT (as amended and supplemented from time to time, the "Agreement"), dated as of February 1, 1996, by and among THE FIRST NATIONAL BANK OF CHICAGO, as trustee (including its successors under the Pooling Agreement defined below, the "Trustee"), RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as seller (together with any successor in interest, the "Company"), RESIDENTIAL FUNDING CORPORATION, as master servicer (together with any successor in interest or successor under the Pooling Agreement referred to below, the "Master Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as custodian (together with any successor in interest or any successor appointed hereunder, the "Custodian").


            W I T N E S S E T H   T H A T :

         WHEREAS, the Company, the Master Servicer, and the Trustee have entered into a Pooling and Servicing Agreement dated as of February 1, 1996, relating to the issuance of Residential Funding Mortgage Securities I, Inc., Mortgage Pass-Through Certificates, Series 1996-S5 (as in effect on the date of this agreement, the "Original Pooling Agreement," and as amended and supplemented from time to time, the "Pooling Agreement"); and

         WHEREAS, the Custodian has agreed to act as agent for the Trustee for the purposes of receiving and holding certain documents and other instruments delivered by the Company and the Master Servicer under the Pooling Agreement, all upon the terms and conditions and subject to the limitations hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the Trustee, the Company, the Master Servicer and the Custodian hereby agree as follows:


                       ARTICLE I

                      Definitions

         Capitalized terms used in this Agreement and not defined herein shall have the meanings assigned in the Original
Pooling Agreement, unless otherwise required by the context herein.


                       ARTICLE II

             Custody of Mortgage Documents

         Section 2.1. Custodian to Act as Agent; Acceptance of Mortgage Files. The Custodian, as the duly appointed agent of the
Trustee for these purposes, acknowledges receipt of the Mortgage Files relating to the Mortgage Loans identified on the schedule attached hereto (the "Mortgage Files") and declares that it holds and will hold the Mortgage Files as agent for the Trustee, in trust, for the use and benefit of all present and future Certificateholders and Owner of the Excess Spread.

         Section 2.2. Recordation of Assignments. If any Mortgage File includes one or more assignments to the Trustee of Mortgage Notes and related Mortgages that have not been recorded, each such assignment shall be delivered by the Custodian to the Company for the purpose of recording it in the appropriate public office for real property records, and the Company, at no expense to the Custodian, shall promptly cause to be recorded in the appropriate public office for real property records each such assignment and, upon receipt thereof from such public office, shall return each such assignment to the Custodian.

         Section 2.3.  Review of Mortgage Files.

         (a) On or prior to the Closing Date, the Custodian shall deliver to the Trustee an Initial Certification in the form annexed hereto as Exhibit One evidencing receipt of a Mortgage File for each Mortgage Loan listed on the Schedule attached hereto
(the "Mortgage Loan Schedule").

         (b) Within 45 days of the initial issuance of the Certificates, the Custodian agrees, for the benefit of Certificateholders and the Owner of the Excess Spread, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each Mortgage File, and shall deliver to the Trustee an
Interim Certification in the form annexed hereto as Exhibit Two to the effect that all documents required to be delivered pursuant to
Section 2.01(b) of the Pooling Agreement have been executed and received and that such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification. Within 45 days of receipt of the documents required to be delivered pursuant to Section 2.01(c) of the Pooling Agreement, the Custodian agrees, for the benefit of the Certificateholders and the Owner of the Excess Spread, to review, in accordance with the provisions of Section 2.02 of the Pooling Agreement, each such document, and shall deliver to the Trustee either (i) an Interim Certification in the form attached hereto as
Exhibit Two to the effect that all such documents relate to the Mortgage Loans identified on the Mortgage Loan Schedule, except for any exceptions listed on Schedule A attached to such Interim Certification or (ii) a Final Certification as set forth in subsection (c) below. The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face. If in performing the review required by this Section 2.3 the Custodian finds any document or documents constituting a part of a Mortgage File to be defective in any material respect, the Custodian shall promptly so notify the Company, the Master Servicer and the Trustee. Upon receipt of written notification from the Master Servicer, signed by a Servicing Officer, that the Master Servicer or a Subservicer, as the case may be, has made a deposit into the Certificate Account in payment for the purchase of the related Mortgage Loan in an amount equal to the Purchase Price for such Mortgage Loan, the Custodian shall release to the Master Servicer the related Mortgage File.

         (c) Upon receipt of all documents required to be in the Mortgage Files the Custodian shall deliver to the Trustee a Final Certification in the form annexed hereto as Exhibit Three evidencing the completeness of the Mortgage Files.

         Upon receipt of written request from the Trustee, the Custodian shall as soon as practicable supply the Trustee with a list of all of the documents relating to the Mortgage Loans then contained in the Mortgage Files.

         Section 2.4.  Notification of Breaches of
Representations and Warranties. Upon discovery by the Custodian of a breach of any representation or warranty made by the Master Servicer or the Company as set forth in the Pooling Agreement or by a Seller in a Seller's Agreement or by Residential Funding or the Company in the Assignment Agreement with respect to a Mortgage
Loan relating to a Mortgage File, the Custodian shall give prompt written notice to the Company, the Master Servicer and the Trustee.

         Section 2.5. Custodian to Cooperate; Release of Mortgage Files. Upon the repurchase or substitution of any Mortgage Loan pursuant to Article II of the Pooling Agreement or payment in full of any Mortgage Loan, or the receipt by the Master
Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer shall immediately notify the Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Section 3.07 of the Pooling Agreement have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. The Custodian agrees, upon receipt of such certification and request, promptly to release to the Master Servicer the related Mortgage File. The Master Servicer shall deliver to the Custodian and the Custodian agrees to accept the Mortgage Note and other documents constituting the Mortgage File with respect to any Qualified Substitute Mortgage Loan.

         From time to time as is appropriate for the servicing or foreclosures of any Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy or any Mortgage Pool
Insurance Policy, the Master Servicer shall deliver to the Custodian a certificate of a Servicing Officer requesting that possession of all, or any document constituting part, of the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the Required Insurance Policies. In connection with such certificate, the Master Servicer shall deliver to the Custodian a trust receipt signed by a Servicing Officer on behalf of the Master Servicer, and upon receipt of the foregoing, the Custodian shall deliver the Mortgage File or such document to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Custodian when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. In the event of the liquidation of a Mortgage Loan, the Custodian shall deliver the Trust Receipt with respect thereto to the Master Servicer upon deposit of the related
Liquidation Proceeds in the Custodial Account as provided in the Pooling Agreement.

         Section 2.6.  Assumption Agreements.  In the event
that any assumption agreement or substitution of liability agreement is entered into with respect to any Mortgage Loan subject to this Agreement in accordance with the terms and provisions of the Pooling Agreement, the Master Servicer shall notify the Custodian that such assumption or substitution agreement has been completed by forwarding to the Custodian the original of such assumption or substitution agreement, which shall be added to the related Mortgage File and, for all purposes, shall be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting parts thereof.


                      ARTICLE III

                Concerning the Custodian

         Section 3.1. Custodian a Bailee and Agent of the Trustee. With respect to each Mortgage Note, Mortgage and other documents constituting each Mortgage File which are delivered to the Custodian, the Custodian is exclusively the bailee and agent of the Trustee and has no instructions to hold any Mortgage Note or Mortgage for the benefit of any person other than the Trustee, holds such documents for the benefit of Certificateholders and the
Owner of the Excess Spread and undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. Except upon compliance with the provisions of Section
2.5 of this Agreement, no Mortgage Note, Mortgage or other document constituting a part of a Mortgage File shall be delivered by the Custodian to the Company or the Master Servicer or otherwise released from the possession of the Custodian.

         Section 3.2. Indemnification. The Company hereby agrees to indemnify and hold the Custodian harmless from and against all claims, liabilities, losses, actions, suits or proceedings at law or in equity, or any other expenses, fees or charges of any character or nature, which the Custodian may incur or with which the Custodian may be threatened by reason of its acting as custodian under this Agreement, including indemnification of the Custodian against any and all expenses, including attorney's fees if counsel for the Custodian has been approved by the Company, and the cost of defending any action, suit or proceedings or resisting any claim. Notwithstanding the foregoing, it is specifically understood and agreed that in the event any such claim, liability, loss, action, suit or proceeding or other expense, fee or charge shall have been caused by reason of any negligent act, negligent failure to act or willful misconduct on the part of the Custodian, or which shall constitute a willful breach of its duties hereunder, the indemnification provisions of this Agreement shall not apply.

         Section 3.3.  Custodian May Own Certificates.  The
Custodian in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Custodian.

         Section 3.4. Master Servicer to Pay Custodian's Fees and Expenses. The Master Servicer covenants and agrees to pay to the Custodian from time to time, and the Custodian shall be entitled to, reasonable compensation for all services rendered by it in the exercise and performance of any of the powers and duties hereunder of the Custodian, and the Master Servicer will pay or reimburse the Custodian upon its request for all reasonable expenses, disbursements and advances incurred or made by the Custodian in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ), except any such expense, disbursement or advance as may arise from its negligence or bad faith.

         Section 3.5. Custodian May Resign; Trustee May Remove Custodian. The Custodian may resign from the obligations and duties hereby imposed upon it as such obligations and duties relate to its acting as Custodian of the Mortgage Loans. Upon receiving such notice of resignation, the Trustee shall either take custody of the Mortgage Files itself and give prompt notice thereof to the Company, the Master Servicer and the Custodian, or promptly appoint a successor Custodian by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Custodian and one copy to the successor Custodian. If the Trustee shall not have taken custody of the Mortgage Files and no successor Custodian shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Custodian may petition any court of competent jurisdiction for the appointment of a successor
Custodian.

         The Trustee may remove the Custodian at any time. In such event, the Trustee shall appoint, or petition a court of competent jurisdiction to appoint, a successor Custodian hereunder. Any successor Custodian shall be a depository institution subject to supervision or examination by federal or state authority and shall be able to satisfy the other requirements contained in Section 3.7 and shall be unaffiliated with the Master Servicer or the Company.

         Any resignation or removal of the Custodian and appointment of a successor Custodian pursuant to any of the provisions of this Section 3.5 shall become effective upon acceptance of appointment by the successor Custodian. The Trustee shall give prompt notice to the Company and the Master Servicer of the appointment of any successor Custodian. No successor Custodian shall be appointed by the Trustee without the prior approval of the Company and the Master Servicer.

         Section 3.6.  Merger or Consolidation of Custodian.
Any Person into which the Custodian may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 3.7. Representations of the Custodian. The Custodian hereby represents that it is a depository institution subject to supervision or examination by a federal or state authority, has a combined capital and surplus of at least $10,000,000 and is qualified to do business in the jurisdictions in which it will hold any Mortgage File.


                       ARTICLE IV

                Miscellaneous Provisions

         Section 4.1.  Notices.  All notices, requests,
consents and demands and other communications required under this Agreement or pursuant to any other instrument or document delivered hereunder shall be in writing and, unless otherwise specifically provided, may be delivered personally, by telegram or telex, or by registered or certified mail, postage prepaid, return receipt requested, at the addresses specified on the signature page hereof (unless changed by the particular party whose address is stated herein by similar notice in writing), in which case the notice will be deemed delivered when received.

         Section 4.2.  Amendments.  No modification or
amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by all parties hereto, and neither the Company, the Master Servicer nor the Trustee shall enter into any amendment hereof except as permitted by the Pooling Agreement. The Trustee shall give prompt notice to the Custodian of any amendment or supplement to the Pooling Agreement and furnish the Custodian with written copies thereof.

         Section 4.3.  Governing Law.  This Agreement shall be
deemed a contract made under the laws of the State of New York and shall be construed and enforced in accordance with and governed by the laws of the State of New York.

         Section 4.4. Recordation of Agreement. To the extent permitted by applicable law, this Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer and at its expense on direction by the Trustee (pursuant to the request of holders of Certificates and Excess Spread evidencing undivided interests in the aggregate of not less than 25% of the Trust Fund), but only upon direction accompanied by an Opinion of Counsel reasonably satisfactory to the Master Servicer to the effect that the failure to effect such recordation is likely to materially and adversely affect the interests of the Certificateholders and the Owner of the Excess Spread.

         For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

         Section 4.5.  Severability of Provisions.  If any one
or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the
Certificates or the rights of the holders thereof.
         IN WITNESS WHEREOF, this Agreement is executed as of the date first above written.

Address:                       THE FIRST NATIONAL BANK OF
CHICAGO, as Trustee
One First National Plaza
Mail Suite 0126
Chicago, Illinois  60670-0126
Attention:  Residential Funding Corporation
              Series 1996-S5
                               By:
                               Name:
                               Title:  Vice President


Address:                       RESIDENTIAL FUNDING
                               MORTGAGE
                               SECURITIES I, INC., as
                               Company
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437
                               By:
                               Name:
                               Title:  Vice President


Address:                       RESIDENTIAL FUNDING
                               CORPORATION, as Master
                               Servicer
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota 55437
                               By:
                               Name:
                               Title:  Director


Address:                       NORWEST BANK MINNESOTA,
                               NATIONAL ASSOCIATION, as
                               Custodian
401 Second Avenue South
Minneapolis, Minnesota  55479

                               By:
                               Name:   Kathleen Marshall
                               Title:  Trust Officer
STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF NEW YORK      )


         On the __th day of February, 1996, before me, a notary public in and for said State, personally appeared _______________________, known to me to be a ______________ of
The
First National Bank of Chicago, the national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                       Notary Public


[SEAL]
STATE OF MINNESOTA )
                   ) ss.:
COUNTY OF HENNEPIN )


         On the __th day of February, 1996, before me, a notary public in and for said State, personally appeared Kathleen Marshall, known to me to be a Trust Officer of Norwest Bank Minnesota, National Association, a national banking association that executed the within instrument, and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.





                             Notary Public


[SEAL]
STATE OF NEW YORK  )
                   ) ss.:
COUNTY OF NEW YORK )


         On the __th day of February, 1996, before me, a notary public in and for said State, personally appeared
________________, known to me to be a Vice President of Residential Funding Mortgage Securities I, Inc., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                     Notary Public

[Notarial Seal]




STATE OF NEW YORK       )
                        ) ss:
COUNTY OF NEW YORK      )


         On the __th day of February, 1996, before me, a notary public in and for said State, personally appeared ________________, known to me to be a Director of Residential Funding Corporation, one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                       Notary Public

[Notarial Seal]
                      EXHIBIT ONE

                   FORM OF CUSTODIAN
                 INITIAL CERTIFICATION


                                  February 29, 1996


The First National Bank of Chicago
One First National Plaza
Mail Suite 0126
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1996-S5

         Re:  Custodial Agreement dated as of February 1,
              1996, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S5

Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, and subject to Section 2.02 of the Pooling Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File (which contains an original Mortgage
Note) to the extent required in Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Custodial Agreement.

                                  NORWEST BANK MINNESOTA,
                                  NATIONAL ASSOCIATION



                                  By:
                                  Name:
                                  Title:
                      EXHIBIT TWO

        FORM OF CUSTODIAN INTERIM CERTIFICATION



                        ________________ ____, 1996



The First National Bank of Chicago
One First National Plaza
Mail Suite 0126
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1996-S5

         Re:  Custodial Agreement dated as of February 1,
              1996, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S5

Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File to the extent required pursuant to Section 2.01(b) of the Pooling Agreement with respect to each Mortgage Loan listed in the Mortgage Loan Schedule, and it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that: all required documents have been executed and received and that such documents related to the Mortgage Loans identified on the Mortgage Loan Schedule, with any exceptions listed on Schedule A attached hereto.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Custodial Agreement.

                                  NORWEST BANK MINNESOTA,
                                  NATIONAL  ASSOCIATION



                                  By:
                                  Name:
                                  Title:
                     EXHIBIT THREE

         FORM OF CUSTODIAN FINAL CERTIFICATION



                             _____________ ___, 1996




The First National Bank of Chicago
One First National Plaza
Mail Suite 0126
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1996-S5

         Re:  Custodial Agreement dated as of February 1,
              1996, by and among The First National Bank of Chicago, Residential Funding Mortgage Securities I, Inc., Residential Funding Corporation and Norwest Bank Minnesota, National Association, Mortgage Pass-Through Certificates, Series 1996-S5

Ladies and Gentlemen:

         In accordance with Section 2.3 of the above-captioned Custodial Agreement, the undersigned, as Custodian, hereby certifies that it has received a Mortgage File with respect to each Mortgage Loan listed in the Mortgage Loan Schedule containing
(I) with respect to each such Mortgage Loan (other than a Cooperative Loan):

         (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee or an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

         (ii) The original Mortgage with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such mortgage has been recorded;

         (iii) An original Assignment of the Mortgage to the Trustee with evidence of recording indicated thereon or a copy of such assignment certified by the public recording office in which such assignment has been recorded;

         (iv) With respect to each Mortgage Loan other than a Cooperative Loan, the original recorded assignment or assignments of the Mortgage showing an unbroken chain of title from the originator thereof to the Person assigning it to the Trustee or a copy of such assignment or assignments of the Mortgage certified by the public recording office in which such assignment or assignments have been recorded; and

         (v) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Mortgage Loan or a copy of each modification, assumption agreement or preferred loan agreement certified by the public recording office in which such document has been recorded;

and (II) with respect to each Cooperative Loan so assigned:

         (i) The original Mortgage Note, endorsed without recourse to the order of the Trustee and showing an unbroken chain of endorsements from the originator thereof to the Person endorsing it to the Trustee, or with respect to any Destroyed Mortgage Note, an original lost note affidavit from the related Seller or Residential Funding stating that the original Mortgage Note was lost, misplaced or destroyed, together with a copy of the related Mortgage Note;

         (ii) A counterpart of the Cooperative Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan with intervening assignments showing an unbroken chain of title from such originator to the Trustee;

         (iii) The related Cooperative Stock Certificate, representing the related Cooperative Stock pledged with respect to such Cooperative Loan, together with an undated stock power (or other similar instrument) executed in blank;

         (iv) The original recognition agreement by the Cooperative of the interests of the mortgagee with respect to the related Cooperative Loan;

         (v)  The Security Agreement;

         (vi)  Copies of the original UCC-1 financing
statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (vii) Copies of the filed UCC-3 assignments of the security interest referenced in clause (vi) above showing an unbroken chain of title from the originator to the Trustee, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

         (viii) An executed assignment of the interest of the originator in the Security Agreement, Assignment of Proprietary Lease and the recognition agreement referenced in clause (iv) above, showing an unbroken chain of title from the originator to the Trustee;

         (ix) The original of each modification, assumption agreement or preferred loan agreement, if any, relating to such Cooperative Loan; and

         (x) An executed UCC-1 financing statement showing the Master Servicer as debtor, the Company as secured party and the Trustee as assignee and an executed UCC-1 financing statement showing the Company as debtor and the Trustee as secured party, each in a form sufficient for filing, evidencing the interest of such debtors in the Cooperative Loans.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned
Custodial Agreement.

                             NORWEST BANK MINNESOTA,
                             NATIONAL  ASSOCIATION


                             By:
                             Name:
                             Title:

                       EXHIBIT F

                 MORTGAGE LOAN SCHEDULE


  RUN ON     : 02/16/96           RFC DISCLOSURE SYSTEM
RFFSD177-01
  AT         : 06.56.34          FIXED RATE LOAN LISTING
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S5
CUTOFF : 02/01/96
  POOL       : 0004197
             :
             :
  POOL STATUS: F

  RFC LOAN #     S/S CODE          PMT TYPE      ORIGINAL BAL
LOAN FEATURE
  MORTGAGOR NAME                   ORIG TERM     PRINCIPAL BAL
# OF UNITS
  ADDRESS                          ORIG RATE     ORIGINAL P+I
LTV
  ADDRESS LINE 2                   CURR NET      CURRENT P+I
VALUE
  CITY           STATE  ZIP        LOAN PURP     NOTE DATE
MI CO CODE
  SERVICER LOAN #                  PROP TYPE     1ST PMT DATE
MI CVG
  SELLER LOAN #                    OCCP CODE     MATURITY DATE
  INVESTOR LOAN #

_________________________________________________________________
_____________


    1415492          491/491             F          296,000.00
    ZZ
    LO                  PETER            180        287,461.70
     1
    1001 PINE STREET UNIT 1102 &       8.375          2,893.19
    80
    1103                               8.125          2,893.19
 370,000.00
    SAN FRANCISCO    CA   94109          1            03/28/95
    00
    5416230                              06           05/01/95
     0
    5416230                              O            04/01/10
    0


    1421687          491/491             F          324,000.00
    ZZ
    VICK                JAN      M       180        316,082.88
     1
    212 AND 238 PECKHAM ROAD           7.625          3,026.59
    80
                                       7.375          3,026.59
 405,000.00
    WATSONVILLE      CA   95076          1            05/16/95
    00
    1752766                              05           07/01/95
     0
    1752766                              O            06/01/10
    0


    1444019          734/734             F          412,000.00
    T
    VOLPI               DAVID    O       180        409,530.78
     1
    4 FULLING MILL WAY                 7.625          3,848.62
    80
                                       7.375          3,848.62
 515,000.00
    NANTUCKET        MA   02554          1            11/17/95
    00
    010009875                            05           01/01/96
     0
    010009875                            O            12/01/10
    0


    1444260          635/635             F          220,000.00
    ZZ
    POXSON              RANDY    T       180        217,994.23
     1
    26-28 LANPHIERS COVE               7.500          2,039.43
    73
                                       7.250          2,039.43
 305,000.00
    BRANFORD         CT   06405          1            10/30/95
    00
    624636700                            05           12/01/95
     0
1


    624636700                            O            11/01/10
    0


    1448930          447/447             F          254,700.00
    ZZ
    BENEDETTO           ROBERT   D       180        235,895.36
     1
    1724 HARPER DRIVE                  7.000          2,289.32
    90
                                       6.750          2,289.32
 283,000.00
    VENTURA          CA   93004          2            03/07/94
    01
    3253324                              05           05/01/94
    20
    3253324                              O            04/01/09
    0


    1451573          559/728             F          247,000.00
    ZZ
    BASSETT             CHRIS            180        247,000.00
     1
    15585 VERDE DRIVE                  7.375          2,272.22
    61
                                       7.125          2,272.22
 406,000.00
    SALINAS          CA   93907          2            01/03/96
    00
    0380321357                           05           03/01/96
     0
    0407908                              O            02/01/11
    0


    1456697          387/387             F          240,000.00
    ZZ
    RAMIREZ             JESUS            180        238,592.84
     1
    295 ALAMEDA DE LAS PULGAS          7.875          2,276.28
    58
                                       7.625          2,276.28
 420,000.00
    REDWOOD CITY     CA   94062          2            11/20/95
    00
    560912                               05           01/01/96
     0
    560912                               O            12/01/10
    0


    1456763          450/728             F          110,250.00
    ZZ
    NORVELL             RONNIE   L       180        109,298.29
     1
    2707 SHERRILL PARK COURT           8.125          1,061.58
    70
                                       7.875          1,061.58
 157,500.00
    RICHARDSON       TX   75082          1            10/27/95
    00
    0380308180                           05           12/01/95
     0
    3876539                              O            11/01/10
    0


    1457681          764/728             F          266,000.00
    ZZ
    CHOU                JUEI     J       180        266,000.00
     1
    237 WEST CAMINO REAL AVENUE        7.875          2,522.88
    67
                                       7.625          2,522.88
 400,000.00
    ARCADIA          CA   91007          2            01/04/96
    00
    0380322991                           05           03/01/96
     0
    889902                               O            02/01/11
    0


1


    1458460          976/728             F          256,500.00
    ZZ
    NORDSTROM           TERRANCE M       180        255,045.05
     1
    4015 HERON PLACE                   8.250          2,488.42
    80
                                       8.000          2,488.42
 321,000.00
    FREMONT          CA   94555          2            11/30/95
    00
    0380313545                           05           01/01/96
     0
    637138708                            O            12/01/10
    0


    1458676          299/299             F        1,000,000.00
    ZZ
    MOORE               GEORGE   G       180        997,045.57
     1
    9411 CORNWELL FARM DRIVE           7.750          9,412.76
    59
                                       7.500          9,412.76
1,695,000.00
    GREAT FALLS      VA   22066          4            12/06/95
    00
    267396                               05           02/01/96
     0
    267396                               O            01/01/11
    0


    1458860          640/640             F          234,000.00
    ZZ
    REITER II           RONALD   R       180        231,845.14
     1
    419 PHILLIPS LANE                  8.125          2,253.14
    90
                                       7.875          2,253.14
 260,000.00
    HUNTINGDON       TN   38344          4            10/18/95
    01
    5620828                              05           12/01/95
    12
    5620828                              O            11/01/10
    0


    1459290          B38/728             F          273,500.00
    ZZ
    CARILLO             LINCOLN  E       180        272,683.01
     1
    19325 TRENTHAM AVEENUE             7.625          2,554.85
    69
                                       7.375          2,554.85
 400,000.00
    CERRITOS         CA   90703          2            12/28/95
    00
    0380320466                           05           02/01/96
     0
    W01966                               O            01/01/11
    0


    1459430          E37/728             F          285,000.00
    ZZ
    RE                  CHRISTOPHM       180        277,457.42
     1
    147 BILTMORE BOULEVARD             7.750          2,682.64
    65
                                       7.500          2,682.64
 440,000.00
    MASSAPEQUA       NY   11758          2            10/16/95
    00
    450252655                            05           12/01/95
     0
    450252655                            O            11/01/10
    0


    1459961          B26/728             F          100,000.00
    ZZ
    MANIKIS             ANTONIOS         180        100,000.00
     1
    29-11 169TH STREET                 7.250            912.86
    40
                                       7.000            912.86
 250,000.00
1


    FLUSHING         NY   11358          1            01/16/96
    00
    0380334244                           05           03/01/96
     0
    1311011231N                          O            02/01/11
    0


    1459975          B26/728             F          300,000.00
    ZZ
    KREITZER            DAVID            180        299,103.86
     1
    1345 HARBOR ROAD                   7.625          2,802.39
    34
                                       7.375          2,802.39
 900,000.00
    HEWLETT HARBOR   NY   11557          1            12/15/95
    00
    0380335910                           05           02/01/96
     0
    131101114912                         O            01/01/11
    0


    1461090          232/232             F          193,950.00
    ZZ
    BLALOCK SR          HOMER    W       180        193,389.51
     1
    2522 DEER MOUNTAIN COURT           8.000          1,853.49
    70
                                       7.750          1,853.49
 277,100.00
    KINGS WOOD       TX   77345          1            12/13/95
    00
    10832806                             03           02/01/96
     0
    10832806                             O            01/01/11
    0


    1461365          356/728             F          314,000.00
    ZZ
    BROZOSKY            STEVEN   J       180        313,072.31
     1
    6516 CALLE DE LA MANCHA            7.750          2,955.61
    70
                                       7.500          2,955.61
 450,000.00
    PLEASANTON       CA   94566          2            12/20/95
    00
    0380312208                           05           02/01/96
     0
    2332609                              O            01/01/11
    0


    1461589          356/728             F          308,000.00
    ZZ
    FERNANDEZ           BRIAN    J       180        307,090.04
     1
    3199 FALLS CREEK DRIVE             7.750          2,899.13
    79
                                       7.500          2,899.13
 390,000.00
    SAN JOSE         CA   95135          2            12/22/95
    00
    0380326315                           05           02/01/96
     0
    2332666                              O            01/01/11
    0


    1462036          429/429             F           50,000.00
    ZZ
    PRINZIVALLI         ANTONIO          180         21,131.17
     1
    1470 FELA AVENUE                   7.250            456.44
    22
                                       7.000            456.44
 235,000.00
    NORTH BRUNSWICK  NJ   08902          5            11/24/93
    00
    20301172                             05           01/01/94
     0
    20301172                             O            12/01/08
    0
1




    1462039          429/429             F          635,000.00
    ZZ
    PISKIN              RAYMOND          180        618,217.48
     1
    3457 EAST BAY COURT                7.500          5,886.53
    79
                                       7.250          5,886.53
 808,000.00
    MERRICK          NY   11566          2            07/24/95
    00
    21090311                             05           09/01/95
     0
    21090311                             O            08/01/10
    0


    1462041          429/429             F          345,000.00
    ZZ
    KAUFMAN             KENNETH  S       180        339,434.91
     1
    9400 REACH ROAD                    6.875          3,076.90
    78
                                       6.625          3,076.90
 445,000.00
    POTOMAC          MD   20854          2            08/07/95
    00
    10059269                             05           10/01/95
     0
    10059269                             O            09/01/10
    0


    1462055          429/429             F           85,000.00
    ZZ
    PINTO               KENNETH          180         77,804.58
     1
    27 EDITH COURT                     7.000            764.01
    48
                                       6.750            764.01
 179,500.00
    WAYNE            NJ   07470          2            12/02/93
    00
    20301628                             05           02/01/94
     0
    20301628                             O            01/01/09
    0


    1463022          232/232             F          430,000.00
    ZZ
    GUTOWICZ JR         MATTHEW  F       180        420,681.01
     1
    23 PATRICIAN DRIVE                 7.500          3,986.16
    64
                                       7.250          3,986.16
 672,000.00
    NORWALK          OH   44857          2            08/16/95
    00
    5702186                              05           10/01/95
     0
    5702186                              O            09/01/10
    0


    1464414          966/728             F          316,000.00
    ZZ
    ZIAFAT              EBRAHIM          180        313,302.09
     1
    11330 BOTHWELL                     8.250          3,065.65
    80
                                       8.000          3,065.65
 395,000.00
    HOUSTON          TX   77024          1            10/27/95
    00
    0380324005                           05           12/01/95
     0
    UNKNOWN                              O            11/01/10
    0


    1464464          B77/728             F          900,000.00
    ZZ
    MOORE               JULIE    P       180        900,000.00
     1
1


    16 REDSTONE LANE                   7.750          8,471.48
    50
                                       7.500          8,471.48
1,800,000.00
    MARBLEHEAD       MA   01945          2            01/12/96
    00
    0380325465                           05           03/01/96
     0
    95300586                             O            02/01/11
    0


    1464526          232/232             F          280,000.00
    ZZ
    EDWARDS             KEVIN    D       180        277,471.75
     1
    27276 BELGRAVE RD                  8.250          2,716.40
    80
                                       8.000          2,716.40
 350,000.00
    PEPPER PIKE      OH   44124          1            10/30/95
    00
    5704847                              05           12/01/95
     0
    5704847                              O            11/01/10
    0


    1464573          429/429             F          300,000.00
    T
    CUNNINGHAM          RAYMOND  R       180        296,420.19
     1
    UNIT 1-C INLET POINT               7.750          2,823.83
    72
                                       7.500          2,823.83
 419,000.00
    PAWLEYS ISLAND   SC   29585          1            09/27/95
    00
    21229026                             01           11/01/95
     0
    21229026                             O            10/01/10
    0


    1464648          601/728             F          250,000.00
    ZZ
    LIZAK               LEONARD          180        248,468.61
     1
    82 MYRTLE POINT CIRCLE SW          7.375          2,299.81
    56
                                       7.125          2,299.81
 450,000.00
    SUPPLY           NC   28462          2            11/27/95
    00
    0380331513                           03           01/01/96
     0
    1047764                              O            12/01/10
    0


    1464740          975/728             F          200,000.00
    ZZ
    TRAN                A        N       180        200,000.00
     1
    25111 VIA PACIFIA                  8.000          1,911.30
    69
                                       7.750          1,911.30
 290,000.00
    DANA POINT       CA   92629          1            01/03/96
    00
    0380319229                           03           03/01/96
     0
    952897                               O            02/01/11
    0


    1464804          696/728             F          300,000.00
    ZZ
    BUXTON              CLARENCE M       180        299,142.60
     1
    17009 LAKEWOOD COURT               8.125          2,888.65
    76
                                       7.875          2,888.65
 398,000.00
    PURCELLVILLE     VA   22132          5            12/08/95
    00
    0380318700                           05           02/01/96
     0
1


    4046679                              O            01/01/11
    0


    1464858          369/728             F          759,500.00
    ZZ
    LABORDE JR          NOLAN    J       180        755,046.91
     1
    5801 CYPRESS POINT DRIVE           7.875          7,203.48
    70
                                       7.625          7,203.48
1,085,000.00
    FORT WORTH       TX   76132          1            11/30/95
    00
    0380310665                           03           01/01/96
     0
    0049389000                           O            12/01/10
    0


    1465021          405/405             F          269,700.00
    ZZ
    HUDSON              KIRK     W       180        268,153.16
     1
    24821 HENDON STREET                8.125          2,596.90
    90
                                       7.695          2,596.90
 300,000.00
    LAGUNA HILLS     CA   92653          2            11/13/95
    22
    3805959                              05           01/01/96
    12
    3805959                              O            12/01/10
    0


    1465060          356/728             F          320,000.00
    ZZ
    SWAMINATHAN         SUNDARAM         180        320,000.00
     1
    3374 BLACKHAWK MEADOW DRIVE        7.750          3,012.09
    59
                                       7.500          3,012.09
 550,000.00
    DANVILLE         CA   94506          2            12/28/95
    00
    0380331158                           03           03/01/96
     0
    2334282                              O            02/01/11
    0


    1465116          593/728             F          287,000.00
    ZZ
    GHAFFARI            KOUROSH          180        285,298.67
     1
    503 SOUTH ROSEHILL ROAD            7.750          2,701.47
    72
                                       7.500          2,701.47
 400,000.00
    CEDAR CITY       UT   84720          2            11/30/95
    00
    0380299165                           05           01/01/96
     0
    6763742                              O            12/01/10
    0


    1465302          B75/728             F          273,000.00
    ZZ
    DOLLEY              THOMAS   F       180        271,381.68
     1
    106 STEAM CIRCLE                   7.750          2,569.68
    70
                                       7.500          2,569.68
 390,000.00
    INCLINE VILLAGE  NV   89450          5            11/28/95
    00
    0380323379                           05           01/01/96
     0
    2343622                              O            12/01/10
    0


1


    1465555          232/232             F          234,800.00
    ZZ
    HENDRIX             MARK     N       180        234,075.18
     1
    3764 WEXFORD HOLLOW ROAD EAST      7.250          2,143.40
    80
                                       7.000          2,143.40
 293,500.00
    JACKSONVILLE     FL   32224          1            12/13/95
    00
    2283018                              03           02/01/96
     0
    2283018                              O            01/01/11
    0


    1465679          232/232             F          608,000.00
    ZZ
    WALDRON             WILLIAM  G       180        604,435.18
     1
    327 FORESIDE RD                    7.875          5,766.58
    72
                                       7.625          5,766.58
 850,000.00
    FALMOUTH         ME   04105          2            11/03/95
    00
    2171873                              05           01/01/96
     0
    2171873                              O            12/01/10
    0


    1466238          171/728             F           98,000.00
    ZZ
    SAUL                JON              180         98,000.00
     1
    23739 SANDALWOOD STREET            7.625            915.45
    40
                                       7.375            915.45
 245,000.00
    LOS ANGELES      CA   91307          2            01/11/96
    00
    0380330705                           05           03/01/96
     0
    67052685                             O            02/01/11
    0


    1466271          232/232             F          339,400.00
    ZZ
    STINGER             RANDOLPH C       180        337,453.41
     1
    3667 CARPENTERS GREEN LANE         8.125          3,268.03
    73
                                       7.875          3,268.03
 465,000.00
    CINCINNATI       OH   45241          2            11/08/95
    00
    1649264                              05           01/01/96
     0
    1649264                              O            12/01/10
    0


    1466282          232/232             F          137,500.00
    ZZ
    RENTSCHLER          THOMAS           180        137,500.00
     1
    415 JOHN VIEW COURT                7.625          1,284.43
    69
                                       7.375          1,284.43
 200,000.00
    ALPHARETTA       GA   30202          2            01/22/96
    00
    12913083                             03           03/01/96
     0
    12913083                             O            02/01/11
    0


    1466587          963/728             F          278,000.00
    ZZ
    WEISE               DONNA    L       180        278,000.00
     1
    850 SAN PEDRO AVENUE               7.750          2,616.75
    38
                                       7.500          2,616.75
 733,000.00
1


    CORAL GABLES     FL   33156          2            01/08/96
    00
    0380325135                           05           03/01/96
     0
    960006                               O            02/01/11
    0


    1466594          461/728             F          250,000.00
    ZZ
    TATE                DENNIS   L       180        249,244.96
     1
    610 CALLE DE LA MESA               7.500          2,317.54
    67
                                       7.250          2,317.54
 375,000.00
    NOVATO           CA   94949          5            11/30/95
    00
    0380312950                           05           02/01/96
     0
    20977104                             O            01/01/11
    0


    1466893          694/728             F          262,500.00
    ZZ
    LUTZKER             DAVID    R       180        261,689.67
     1
    856 GAINSWAY ROAD                  7.250          2,396.27
    75
                                       7.000          2,396.27
 350,000.00
    YARDLEY          PA   19067          2            12/20/95
    00
    0380315854                           05           02/01/96
     0
    0442905977                           O            01/01/11
    0


    1467130          626/728             F          544,000.00
    ZZ
    KILMER              SUZANNE  L       180        544,000.00
     1
    1408 38TH STREET                   7.750          5,120.55
    80
                                       7.500          5,120.55
 680,000.00
    SACRAMENTO       CA   95816          2            01/04/96
    00
    0380322629                           05           03/01/96
     0
    6524599                              O            02/01/11
    0


    1467581          550/550             F          952,000.00
    ZZ
    MOMSEN              ROBERT   R       180        952,000.00
     1
    15 FERN HILL AVENUE                7.750          8,960.95
    56
                                       7.500          8,960.95
1,700,000.00
    ROSS             CA   94957          2            12/21/95
    00
    120190512                            05           03/01/96
     0
    120190512                            O            02/01/11
    0


    1467801          737/728             F          342,000.00
    ZZ
    SIMMERMON           ROBERT   D       180        341,033.36
     1
    52 MONTCLAIR DRIVE                 8.250          3,317.89
    75
                                       8.000          3,317.89
 460,000.00
    ATLANTA          GA   30309          2            12/11/95
    00
    0380314741                           05           02/01/96
     0
    554095                               O            01/01/11
    0
1




    1467841          550/550             F          642,500.00
    T
    CALDWELL            OLIVER           180        642,500.00
     1
    3480 ST HELENA HWY NORTH           7.375          5,910.51
    62
                                       7.125          5,910.51
1,042,500.00
    ST HELENA        CA   94574          1            12/26/95
    00
    120187476                            05           03/01/96
     0
    120187476                            O            02/01/11
    0


    1467855          686/686             F          204,000.00
    ZZ
    STAEBLER            ROGER    A       180        203,383.89
     2
    1335 SOUTH 2ND AVENUE              7.500          1,891.11
    50
                                       7.250          1,891.11
 415,000.00
    ARCADIA          CA   91006          5            12/07/95
    00
    30817298334                          05           02/01/96
     0
    30817298334                          O            01/01/11
    0


    1467856          686/686             F          162,000.00
    ZZ
    GIRMA               ASKE             180        161,510.73
     1
    3512 SAGE BRUSH TRAIL              7.500          1,501.77
    75
                                       7.250          1,501.77
 216,000.00
    PLANO            TX   75023          1            12/14/95
    00
    30817314362                          05           02/01/96
     0
    30817314362                          O            01/01/11
    0


    1467876          686/686             F          119,000.00
    ZZ
    BARNES              ROBERT   L       180        118,309.89
     1
    1915 SANDPIPER DRIVE               8.125          1,145.84
    70
                                       7.875          1,145.84
 170,000.00
    CLEARWATER       FL   34624          5            12/12/95
    00
    30817271950                          05           02/01/96
     0
    30817271950                          O            01/01/11
    0


    1467878          686/686             F          280,000.00
    ZZ
    KAMBUROV            SVETOZAR         180        279,172.75
     1
    617 VALLOMBROSA DRIVE              7.750          2,635.58
    63
                                       7.500          2,635.58
 450,000.00
    PASADENA         CA   91107          1            12/11/95
    00
    30817298664                          05           02/01/96
     0
    30817298664                          O            01/01/11
    0


    1467879          686/686             F          250,000.00
    ZZ
    MARASIGAN           JOSE     B       180        249,264.64
     1
1


    1367 CORONA VISTA                  7.800          2,360.36
    50
                                       7.550          2,360.36
 505,000.00
    BONITA           CA   91902          5            12/12/95
    00
    30817365406                          05           02/01/96
     0
    30817365406                          O            01/01/11
    0


    1467886          686/686             F           66,700.00
    ZZ
    ACEVEDO             ORLANDO          180         66,498.56
     1
    4700 NW 102 AVE #203               7.500            618.32
    75
                                       7.250            618.32
  89,000.00
    MIAMI            FL   33178          1            12/18/95
    00
    30817272404                          01           02/01/96
     0
    30817272404                          O            01/01/11
    0


    1467887          686/686             F           52,000.00
    ZZ
    ESWINE              DONALD   B       180         51,842.95
     1
    1018 PINE BLUFF CIRCLE             7.500            482.05
    75
                                       7.250            482.05
  70,000.00
    KINGSTON SPRING  TN   37082          5            12/14/95
    00
    30817314024                          05           02/01/96
     0
    30817314024                          O            01/01/11
    0


    1467896          686/686             F           66,000.00
    ZZ
    BAKER               KEITH            180         65,612.50
     1
    2750 ROYAL BLUFF                   7.500            611.83
    43
                                       7.250            611.83
 156,000.00
    DECATUR          GA   30030          2            12/15/95
    00
    30817272602                          05           02/01/96
     0
    30817272602                          O            01/01/11
    0


    1467897          686/686             F          258,400.00
    ZZ
    OSORIO              RAFAEL   V       180        257,619.59
     1
    1764 NORTH WINONA DRIVE            7.500          2,395.41
    80
                                       7.250          2,395.41
 323,000.00
    WALNUT           CA   91789          5            12/12/95
    00
    30817287501                          05           02/01/96
     0
    30817287501                          O            01/01/11
    0


    1467902          686/686             F          285,000.00
    ZZ
    AIELLO              KENNETH          180        284,154.27
     1
    1359 SANTA TERESITA DRIVE          7.700          2,674.48
    58
                                       7.450          2,674.48
 495,000.00
    SANTA BARBARA    CA   93105          5            12/14/95
    00
    30817282585                          05           02/01/96
     0
1


    30817282585                          O            01/01/11
    0


    1467903          686/686             F          264,000.00
    ZZ
    SHIN                NAM      C       180        263,193.90
     1
    7322 RIO HONDO PLACE               7.375          2,428.60
    80
                                       7.125          2,428.60
 330,000.00
    DOWNEY           CA   90241          1            12/08/95
    00
    30817298508                          05           02/01/96
     0
    30817298508                          O            01/01/11
    0


    1467909          686/686             F          129,500.00
    ZZ
    HO                  HUNG-LUNGC       180        129,097.61
     1
    48 ERIE AVENUE                     7.175          1,176.69
    71
                                       6.925          1,176.69
 184,900.00
    ROCKAWAY TWP     NJ   07866          1            12/20/95
    00
    30817367170                          05           02/01/96
     0
    30817367170                          O            01/01/11
    0


    1467914          686/686             F           50,400.00
    ZZ
    FRANXMAN            MARK     A       180         50,247.78
     1
    2131 EAST 34TH STREET              7.500            467.22
    68
                                       7.250            467.22
  75,000.00
    MINNEAPOLIS      MN   55407          5            12/20/95
    00
    30816390785                          05           02/01/96
     0
    30816390785                          O            01/01/11
    0


    1467919          686/686             F           87,000.00
    ZZ
    NG                  PING     H       180         86,738.40
     1
    15008 N W 87TH PLACE               7.550            808.98
    67
                                       7.300            808.98
 130,000.00
    MIAMI            FL   33016          2            12/21/95
    00
    30817275290                          05           02/01/96
     0
    30817275290                          O            01/01/11
    0


    1467920          686/686             F          140,000.00
    ZZ
    STEPHENS            MONA     I       180        139,586.38
     1
    480 FAIRWAY WALK DRIVE             7.750          1,317.79
    70
                                       7.500          1,317.79
 200,000.00
    LAWRENCEVILLE    GA   30243          2            12/21/95
    00
    30817373079                          03           02/01/96
     0
    30817373079                          O            01/01/11
    0


1


    1467921          686/686             F          283,500.00
    ZZ
    KIRKPATRICK         DONALD   M       180        282,643.79
     1
    26 VIEW RIDGE CIRCLE               7.500          2,628.09
    90
                                       7.250          2,628.09
 315,000.00
    LONGVIEW         WA   98632          1            12/21/95
    10
    30817398126                          05           02/01/96
    12
    30817398126                          O            01/01/11
    0


    1467947          686/686             F           98,700.00
    ZZ
    HIBBS               CHRISTINAK       180         98,399.95
     1
    43 STONE STREET                    7.425            910.76
    64
                                       7.175            910.76
 155,000.00
    BEVERLY          MA   01915          2            12/22/95
    00
    30817146400                          05           02/01/96
     0
    30817146400                          O            01/01/11
    0


    1467948          686/686             F          120,700.00
    ZZ
    HEITMAN             ROBERT           180        120,335.47
     1
    16718 NW 12 TH STREET              7.500          1,118.91
    75
                                       7.250          1,118.91
 160,990.00
    PEMBROKE PINES   FL   33028          1            12/26/95
    00
    30817271471                          03           02/01/96
     0
    30817271471                          O            01/01/11
    0


    1467949          686/686             F           82,000.00
    ZZ
    MILLER              GARY     A       180         81,181.13
     1
    3009 LA MIRAGE DRIVE               7.875            777.73
    72
                                       7.625            777.73
 114,012.00
    LAUDERHILL       FL   33319          1            12/28/95
    00
    30817272719                          03           02/01/96
     0
    30817272719                          O            01/01/11
    0


    1467950          686/686             F           84,600.00
    ZZ
    HU                  MING-CHUA        180         84,352.80
     1
    2777 BOB BETTIS RD                 7.875            802.39
    68
                                       7.625            802.39
 125,000.00
    MARIETTA         GA   30066          5            12/22/95
    00
    30817272834                          05           02/01/96
     0
    30817272834                          O            01/01/11
    0


    1467951          686/686             F           38,000.00
    ZZ
    SIMONS              JOSEPH           180         37,885.23
     1
    10832 W CLAIRMONT CIRCLE, #205     7.500            352.27
    50
                                       7.250            352.27
  76,500.00
1


    TAMARAC          FL   33321          1            12/29/95
    00
    30817291065                          01           02/01/96
     0
    30817291065                          O            01/01/11
    0


    1467952          686/686             F          200,000.00
    ZZ
    KIM                 JUNG     K       180        199,369.01
     1
    10378 WETHERBURN ROAD              7.000          1,797.66
    67
                                       6.750          1,797.66
 301,430.00
    WOODSTOCK        MD   21163          1            12/29/95
    00
    30817300361                          03           02/01/96
     0
    30817300361                          O            01/01/11
    0


    1467953          686/686             F           41,000.00
    ZZ
    MACCIO              LISA             180         40,778.33
     1
    270 CONCORD STREET                 7.700            384.75
    41
                                       7.450            384.75
 100,000.00
    NEW HAVEN        CT   06512          5            12/22/95
    00
    30817326473                          05           02/01/96
     0
    30817326473                          O            01/01/11
    0


    1467954          686/686             F           25,000.00
    ZZ
    WILLIS              RODNEY   N       180         24,924.49
     1
    8303 SE PRINCESS TREE RD           7.500            231.76
    27
                                       7.250            231.76
  95,650.00
    HOBE SOUND       FL   33455          1            12/29/95
    00
    30817373772                          05           02/01/96
     0
    30817373772                          O            01/01/11
    0


    1468015          A53/728             F          250,000.00
    ZZ
    KRITZ               GREGORY          180        249,253.22
     1
    2081 JORDAN TERRACE                7.625          2,335.32
    64
                                       7.375          2,335.32
 394,900.00
    BUFFALO GROVE    IL   60089          1            12/06/95
    00
    0380323569                           05           02/01/96
     0
    0290016196                           O            01/01/11
    0


    1468023          638/728             F          243,000.00
    ZZ
    MA                  JOHNNY           180        242,289.96
     1
    4825 SOUTH FORTUNA WAY             7.875          2,304.73
    67
                                       7.625          2,304.73
 363,000.00
    SALTLAKE CITY    UT   84108          1            12/13/95
    00
    0380317173                           05           02/01/96
     0
    8524377                              O            01/01/11
    0
1




    1468164          439/728             F          359,000.00
    ZZ
    SOLOMON             ROBERT   D       180        357,953.32
     1
    20 RYDER AVE                       7.900          3,410.10
    80
                                       7.650          3,410.10
 449,000.00
    DIX HILLS        NY   11746          1            12/21/95
    00
    0380312752                           05           02/01/96
     0
    1806517                              O            01/01/11
    0


    1468165          439/728             F          256,500.00
    ZZ
    BREWER              ROGER    L       180        255,728.72
     1
    2805 EAST WASATCH CT               7.550          2,385.09
    90
                                       7.300          2,385.09
 285,000.00
    WESTLAKE VLG     CA   91362          2            11/28/95
    10
    0380313388                           05           02/01/96
    25
    1822766                              O            01/01/11
    0


    1468166          439/728             F          228,000.00
    ZZ
    PIERCE              KARL     R       180        227,320.43
     1
    18 WOODED WAY                      7.650          2,133.07
    79
                                       7.400          2,133.07
 290,000.00
    ROUND ROCK       TX   78664          2            12/18/95
    00
    0380312760                           03           02/01/96
     0
    1827823                              O            01/01/11
    0


    1468167          439/728             F          300,000.00
    ZZ
    HIRSON              DAVID            180        298,205.94
     1
    27 SPRINGWOOD                      7.650          2,806.68
    80
                                       7.400          2,806.68
 375,000.00
    IRVINE           CA   92714          1            11/28/95
    00
    0380312778                           01           01/01/96
     0
    1828172                              O            12/01/10
    0


    1468218          694/728             F          442,000.00
    ZZ
    PRISCO              ANTHONY          180        440,590.29
     1
    3 FIELDGATE COURT                  6.875          3,942.00
    80
                                       6.625          3,942.00
 552,840.00
    HOLMDEL          NJ   07733          2            12/21/95
    00
    0380325028                           05           02/01/96
     0
    0400103114                           O            01/01/11
    0


    1468220          689/728             F          335,000.00
    ZZ
    MEANEY              EDWARD   R       180        333,977.11
     1
1


    8804 WESTOVER ROAD                 7.375          3,081.74
    45
                                       7.125          3,081.74
 750,000.00
    OMAHA            NE   68114          2            12/22/95
    00
    0380322744                           05           02/01/96
     0
    59029                                O            01/01/11
    0


    1468241          450/728             F          228,000.00
    ZZ
    MOLINA              DAVID            180        227,362.72
     1
    5349 SHIRLEY J LANE                8.375          2,228.53
    76
                                       8.125          2,228.53
 300,000.00
    WRIGHTWOOD       CA   92397          2            12/08/95
    00
    0380322553                           05           02/01/96
     0
    3958139                              O            01/01/11
    0


    1468314          232/232             F          224,000.00
    ZZ
    GLOWACKI            DAVID    P       180        223,352.66
     1
    11126 BIRCH POINTE                 8.000          2,140.67
    80
                                       7.750          2,140.67
 280,000.00
    WHITEHOUSE       OH   43571          1            12/15/95
    00
    152452                               05           02/01/96
     0
    152452                               O            01/01/11
    0


    1468410          526/728             F          312,000.00
    ZZ
    WEISFELD            SHELDON          180        310,088.81
     1
    2029 SOUTH BOULEVARD               7.375          2,870.17
    79
                                       7.125          2,870.17
 395,000.00
    HOUSTON          TX   77098          2            11/16/95
    00
    0380310764                           05           01/01/96
     0
    0081382                              O            12/01/10
    0


    1468487          439/728             F          232,200.00
    ZZ
    COHEN               RONALD   C       180        231,476.91
     1
    2275 OXFORD AVE                    7.150          2,106.61
    90
                                       6.900          2,106.61
 258,000.00
    CLAREMONT        CA   91711          2            12/19/95
    10
    0380318411                           05           02/01/96
    25
    1829727                              O            01/01/11
    0


    1468488          439/728             F          319,600.00
    ZZ
    RISLEY              KEVIN            180        318,600.41
     1
    342 TYNEBRIDGE LANE                7.100          2,890.56
    80
                                       6.850          2,890.56
 399,500.00
    HOUSTON          TX   77024          2            12/18/95
    00
    0380318429                           03           02/01/96
     0
1


    1831157                              O            01/01/11
    0


    1468489          439/728             F          399,000.00
    ZZ
    MCCONNIN            JOHN     E       180        397,794.97
     1
    2940 AVOCADO PT                    7.500          3,698.78
    61
                                       7.250          3,698.78
 660,000.00
    SAN DIEGO        CA   92014          2            12/21/95
    00
    0380318437                           05           02/01/96
     0
    1831988                              O            01/01/11
    0


    1468522          526/728             F          410,000.00
    ZZ
    MCGUINNESS          BRIAN    T       180        407,433.34
     1
    7 OTIS LANE                        7.125          3,713.91
    75
                                       6.875          3,713.91
 550,000.00
    BELLPORT         NY   11713          5            11/15/95
    00
    0380311440                           05           01/01/96
     0
    00073227                             O            12/01/10
    0


    1468527          526/728             F          256,500.00
    ZZ
    GUINTO              MERT     V       180        254,310.06
     1
    2905 WHITETAIL DRIVE               8.250          2,488.42
    90
                                       8.000          2,488.42
 285,000.00
    CHARLESTON       IL   61920          4            10/17/95
    04
    0380313602                           05           12/01/95
    25
    00074974                             O            11/01/10
    0


    1468558          163/728             F          265,000.00
    ZZ
    BAO                 MOON-SUN         180        264,242.63
     1
    2231 NELSON AVE                    8.125          2,551.64
    74
                                       7.875          2,551.64
 361,500.00
    TUSTIN           CA   92680          2            12/13/95
    00
    0380315599                           03           02/01/96
     0
    215045125                            O            01/01/11
    0


    1468572          696/728             F          395,000.00
    ZZ
    PERL JR             JOHN     G       180        393,820.09
     1
    1603 AERIE LANE                    7.625          3,689.81
    79
                                       7.375          3,689.81
 505,000.00
    MCLEAN           VA   22101          2            12/27/95
    00
    0380321969                           03           02/01/96
     0
    2326808                              O            01/01/11
    0


1


    1468586          E22/728             F          144,000.00
    ZZ
    STONE               MIKE     K       180        143,569.85
     1
    6230 LANDIS AVENUE                 7.625          1,345.15
    80
                                       7.375          1,345.15
 180,000.00
    CARMICHAEL       CA   95608          5            12/21/95
    00
    0410047021                           05           02/01/96
     0
    0410047021                           O            01/01/11
    0


    1468679          729/729             F          356,450.00
    ZZ
    KING                LONNIE   E       180        354,266.53
     1
    615 BELMONT CREST DRIVE            7.375          3,279.07
    80
                                       7.125          3,279.07
 445,566.00
    MARIETTA         GA   30067          1            11/27/95
    00
    1173209                              03           01/01/96
     0
    1173209                              O            12/01/10
    0


    1468684          227/728             F          327,500.00
    ZZ
    MALECHA             MYRON            180        326,532.42
     1
    30285 DRAKE STREET N.W.            7.750          3,082.68
    79
                                       7.500          3,082.68
 415,000.00
    ISANTI           MN   55040          2            12/22/95
    00
    0380318544                           05           02/01/96
     0
    1621953                              O            01/01/11
    0


    1468686          387/387             F          250,000.00
    ZZ
    LEE                 STANLEY  K       180        248,451.85
     1
    359 CERRO COURT                    7.250          2,282.16
    70
                                       7.000          2,282.16
 361,950.00
    DALY CITY        CA   94015          1            11/21/95
    00
    544676                               03           01/01/96
     0
    544676                               O            12/01/10
    0


    1468689          601/728             F          484,000.00
    ZZ
    KELSALL             PETER    J       180        482,489.52
     1
    5535 KEMPER COURT                  7.125          4,384.23
    80
                                       6.875          4,384.23
 605,000.00
    DALLAS           TX   75220          1            12/29/95
    00
    0380325580                           05           02/01/96
     0
    880199                               O            01/01/11
    0


    1468696          638/728             F          240,000.00
    T
    KERCKHOVE           GEORGE           180        239,275.17
     1
    GOLD DUST CROSSING A3              7.500          2,224.83
    57
                                       7.250          2,224.83
 421,700.00
1


    TELLURIDE        CO   81435          1            01/05/96
    00
    0380317371                           08           02/01/96
     0
    413                                  O            01/01/11
    0


    1468718          B60/728             F          248,300.00
    ZZ
    THOMAS              JOHN             180        248,300.00
     1
    1937 PINE STREET                   8.000          2,372.88
    63
                                       7.750          2,372.88
 396,000.00
    HUNTINGTON BEAC  CA   92648          2            01/08/96
    00
    0380311036                           05           03/01/96
     0
    6328                                 O            02/01/11
    0


    1468728          387/387             F          232,000.00
    ZZ
    EJANDA              REYNALDO         180        229,884.82
     1
    301 DENNIS DRIVE                   7.500          2,150.67
    79
                                       7.250          2,150.67
 295,000.00
    DALY CITY        CA   94015          2            10/24/95
    00
    556159                               05           12/01/95
     0
    556159                               O            11/01/10
    0


    1468731          387/387             F          540,000.00
    ZZ
    SHRAGGE             HARMON   M       180        538,404.61
     1
    130 SEACLIFF AVENUE                7.750          5,082.89
    30
                                       7.500          5,082.89
1,800,000.00
    SAN FRANCISCO    CA   94121          2            11/24/95
    00
    559658                               03           02/01/96
     0
    559658                               O            01/01/11
    0


    1468735          232/232             F          450,000.00
    ZZ
    MARTIN              PETER    W       180        448,655.80
     1
    3118 DICK WILSON DRIVE             7.625          4,203.58
    65
                                       7.375          4,203.58
 700,000.00
    SARASOTA         FL   34240          2            12/21/95
    00
    575606                               05           02/01/96
     0
    575606                               O            01/01/11
    0


    1468986          232/232             F          310,000.00
    ZZ
    RUDMAN              KENNETH  F       180        307,983.70
     1
    1140 SAN PEDRO AVENUE              7.750          2,917.95
    54
                                       7.500          2,917.95
 575,000.00
    CORAL GABLES     FL   33156          1            12/11/95
    00
    286669                               05           02/01/96
     0
    286669                               O            01/01/11
    0
1




    1469013          439/728             F          337,500.00
    ZZ
    HENRY               DANA     J       180        337,500.00
     1
    3821 LA MANCHA LANE                6.950          3,024.12
    80
                                       6.700          3,024.12
 421,880.00
    DENTON           TX   76201          1            12/29/95
    00
    0380318502                           05           03/01/96
     0
    1825419                              O            02/01/11
    0


    1469018          638/728             F          230,250.00
    ZZ
    REINIG              KARL     D       180        229,546.96
     1
    637 FAIRFAX STREET                 7.375          2,118.12
    75
                                       7.125          2,118.12
 307,000.00
    DENVER           CO   80220          1            12/14/95
    00
    0380317348                           05           02/01/96
     0
    8529439                              O            01/01/11
    0


    1469063          367/367             F          450,000.00
    ZZ
    LELE                UMA              180        448,640.94
     1
    511 CAMERON STREET                 7.500          4,171.56
    65
                                       7.250          4,171.56
 700,000.00
    ALEXANDRIA       VA   22314          2            12/14/95
    00
    7590701                              05           02/01/96
     0
    7590701                              O            01/01/11
    0


    1469066          992/728             F          432,000.00
    ZZ
    CURTIS              BARRY    A       180        432,000.00
     1
    72 HORIZON COURT                   7.875          4,097.31
    78
                                       7.625          4,097.31
 560,000.00
    WASHINGTON       NJ   07675          2            12/28/95
    00
    0380317546                           05           03/01/96
     0
    317671                               O            02/01/11
    0


    1469068          637/728             F          276,300.00
    ZZ
    ALDER               ANTHONY  L       180        275,474.66
     1
    8920 ST. PIERRE DRIVE              7.625          2,581.00
    79
                                       7.375          2,581.00
 353,000.00
    LAS VEGAS        NV   89134          2            12/22/95
    00
    0380317710                           03           02/01/96
     0
    4782983                              O            01/01/11
    0


    1469147          491/491             F          650,000.00
    ZZ
    PEARCE, JR          SHELLEY  B       180        635,848.17
     1
1


    326 IRON HORSE COURT               7.375          5,979.51
    67
                                       7.125          5,979.51
 975,000.00
    WALNUT CREEK     CA   94596          1            06/28/95
    00
    1377469                              05           08/01/95
     0
    1377469                              O            07/01/10
    0


    1469148          491/491             F          331,000.00
    ZZ
    MCAFEE              JAMES            180        328,927.87
     1
    2157 MARYLWOOD CT                  7.125          2,998.31
    70
                                       6.875          2,998.31
 478,000.00
    WEST LINN        OR   97068          2            10/31/95
    00
    60125900                             05           01/01/96
     0
    60125900                             O            12/01/10
    0


    1469149          491/491             F          261,750.00
    ZZ
    MAZUR               DENNIS   J       180        259,440.40
     1
    5303 AMBERWOOD CT                  7.875          2,482.57
    75
                                       7.625          2,482.57
 350,000.00
    LAKE OSWEGO      OR   97035          5            10/26/95
    00
    60128399                             03           12/01/95
     0
    60128399                             O            11/01/10
    0


    1469150          491/491             F          336,000.00
    ZZ
    HOLLIMAN            CHARLES  E       180        334,008.21
     1
    4553 NW TAM-0-SHANTER WAY          7.750          3,162.69
    80
                                       7.500          3,162.69
 420,000.00
    PORTLAND         OR   97229          1            11/20/95
    00
    60128453                             03           01/01/96
     0
    60128453                             O            12/01/10
    0


    1469151          491/491             F          250,000.00
    ZZ
    CIMRAL              JOHN     J       180        247,515.79
     1
    961 WILLAMETTE FALLS DR            6.500          2,177.77
    75
                                       6.250          2,177.77
 335,000.00
    WEST LINN        OR   97068          1            10/27/95
    00
    60128658                             05           12/01/95
     0
    60128658                             O            11/01/10
    0


    1469152          491/491             F          249,600.00
    ZZ
    PRESTON             BRUCE    W       180        248,054.32
     1
    2944 SW ARNOLD ST                  7.250          2,278.51
    80
                                       7.000          2,278.51
 312,000.00
    PORTLAND         OR   97219          1            11/20/95
    00
    60129531                             03           01/01/96
     0
1


    60129531                             O            12/01/10
    0


    1469153          491/491             F          316,000.00
    ZZ
    WILLEY              BRUCE    R       180        313,912.30
     1
    5507 BAY CREEK DR                  6.500          2,752.70
    80
                                       6.250          2,752.70
 395,000.00
    LAKE OSWEGO      OR   97035          1            11/24/95
    00
    60129620                             05           01/01/96
     0
    60129620                             O            12/01/10
    0


    1469154          491/491             F          303,300.00
    ZZ
    JHINGRAN            ANUJA            180        299,641.31
     1
    3527 BELLEFONTAINE STREET          7.625          2,833.22
    90
                                       7.375          2,833.22
 337,000.00
    HOUSTON          TX   77025          1            09/26/95
    10
    60131829                             05           11/01/95
    12
    60131829                             O            10/01/10
    0


    1469155          491/491             F          292,500.00
    ZZ
    GORMLEY             THOMAS   S       180        289,833.22
     1
    1041 SINGING HILLS DRIVE           7.500          2,711.52
    90
                                       7.250          2,711.52
 325,000.00
    EL PASO          TX   79912          1            10/27/95
    11
    60132698                             05           12/01/95
    12
    60132698                             O            11/01/10
    0


    1469156          491/491             F          344,400.00
    ZZ
    LIEMAN              STEPHEN          180        343,371.23
     1
    5120 OAK SHADOW COURT              7.625          3,217.15
    63
                                       7.375          3,217.15
 554,000.00
    DALLAS           TX   75287          2            12/01/95
    00
    60133244                             03           02/01/96
     0
    60133244                             O            01/01/11
    0


    1469157          491/491             F          339,350.00
    ZZ
    KING                GLEN     K       180        336,322.78
     1
    5105 MAX ROAD                      7.750          3,194.22
    80
                                       7.500          3,194.22
 425,000.00
    ROSHARON         TX   77583          2            10/25/95
    00
    60134500                             05           12/01/95
     0
    60134500                             O            11/01/10
    0


1


    1469158          491/491             F          484,000.00
    ZZ
    COTTER              WILLIAM  R       180        482,538.25
     1
    4578 W CRAMER ST                   7.500          4,486.75
    80
                                       7.250          4,486.75
 605,000.00
    SEATTLE          WA   98199          1            12/01/95
    00
    60160896                             05           02/01/96
     0
    60160896                             O            01/01/11
    0


    1469159          491/491             F          301,500.00
    ZZ
    MERCER              COLETTE  M       180        299,653.14
     1
    22325 NE 140TH WAY                 7.375          2,773.57
    90
                                       7.125          2,773.57
 335,000.00
    WOODINVILLE      WA   98072          1            11/06/95
    10
    60161582                             03           01/01/96
    12
    60161582                             O            12/01/10
    0


    1469160          491/491             F          232,000.00
    ZZ
    ELLSWORTH           LEWIS    L       180        230,398.51
     1
    1405 S SUNSET DR                   7.250          2,117.85
    80
                                       7.000          2,117.85
 290,000.00
    TACOMA           WA   98465          1            11/02/95
    00
    60161728                             05           01/01/96
     0
    60161728                             O            12/01/10
    0


    1469161          491/491             F          263,700.00
    ZZ
    OLMSTED             TERRY            180        259,877.35
     1
    22630 WOODWAY PARK RD              7.750          2,482.15
    38
                                       7.500          2,482.15
 695,000.00
    EDMONDS          WA   98020          2            09/20/95
    00
    60163127                             05           11/01/95
     0
    60163127                             O            10/01/10
    0


    1469162          491/491             F          296,000.00
    ZZ
    MARTEN              JUDD     R       180        293,242.16
     1
    2109 52ND AVE SW                   7.250          2,702.08
    80
                                       7.000          2,702.08
 370,000.00
    SEATTLE          WA   98116          1            10/19/95
    00
    60163500                             05           12/01/95
     0
    60163500                             O            11/01/10
    0


    1469163          491/491             F          244,550.00
    ZZ
    YUNG                WAI-KAN  A       180        242,532.58
     1
    4141 BYRON STREET                  7.250          2,232.41
    54
                                       7.000          2,232.41
 455,000.00
1


    HOUSTON          TX   77005          2            11/20/95
    00
    60166240                             05           01/01/96
     0
    60166240                             O            12/01/10
    0


    1469164          491/491             F          236,650.00
    ZZ
    BINGHAM             STEPHEN  M       180        235,168.53
     1
    ROUTE 1, BOX 421                   7.125          2,143.65
    74
                                       6.875          2,143.65
 320,000.00
    CHAPPELL HILL    TX   77426          2            11/28/95
    00
    60167254                             05           01/01/96
     0
    60167254                             O            12/01/10
    0


    1469165          491/491             F          322,000.00
    ZZ
    GRIFFIN             JOHN     R       180        321,048.67
     1
    18 TREEVINE COURT                  7.750          3,030.91
    75
                                       7.500          3,030.91
 432,100.00
    THE WOODLANDS    TX   77381          2            12/01/95
    00
    60167769                             03           02/01/96
     0
    60167769                             O            01/01/11
    0


    1469166          491/491             F          500,000.00
    ZZ
    LEFEVRE             MYLON            180        497,036.04
     1
    4400 LAKESIDE COURT                7.750          4,706.38
    78
                                       7.500          4,706.38
 645,000.00
    COLLEYVILLE      TX   76034          2            11/03/95
    00
    60168668                             03           01/01/96
     0
    60168668                             O            12/01/10
    0


    1469167          491/491             F          288,800.00
    ZZ
    MOELLER             MARK     S       180        287,011.58
     1
    4821 LINDEN STREET                 7.250          2,636.35
    80
                                       7.000          2,636.35
 361,000.00
    BELLAIRE         TX   77401          1            11/09/95
    00
    60168935                             05           01/01/96
     0
    60168935                             O            12/01/10
    0


    1469168          491/491             F          250,000.00
    ZZ
    BERGIN              ROBERT   A       180        247,769.83
     1
    3608 GARDENIA DRIVE                7.750          2,353.19
    64
                                       7.500          2,353.19
 395,000.00
    DALWORTHINGTON   TX   76016          2            10/23/95
    00
    60169834                             05           12/01/95
     0
    60169834                             O            11/01/10
    0
1




    1469169          491/491             F          250,000.00
    ZZ
    WIDEMAN             OSCAR    D       180        247,016.82
     1
    2024 MANION DR                     7.750          2,353.19
    47
                                       7.500          2,353.19
 535,000.00
    WARRENTON        OR   97146          5            09/21/95
    00
    60174781                             03           11/01/95
     0
    60174781                             O            10/01/10
    0


    1469171          491/491             F          302,000.00
    ZZ
    VENTRELLA           ANTHONY  A       180        301,087.92
     1
    2456 196TH AVE SE                  7.500          2,799.58
    83
                                       7.250          2,799.58
 365,000.00
    ISSAQUAH         WA   98029          2            11/27/95
    11
    60208724                             03           02/01/96
     6
    60208724                             O            01/01/11
    0


    1469172          491/491             F          333,000.00
    ZZ
    WEINSTEIN           PETER    J       180        331,004.24
     1
    5493 176TH PL SE                   7.625          3,110.66
    87
                                       7.375          3,110.66
 386,000.00
    BELLEVUE         WA   98006          2            11/21/95
    11
    60208732                             03           01/01/96
    12
    60208732                             O            12/01/10
    0


    1469173          491/491             F          285,000.00
    ZZ
    WESTPHAL            LARRY    A       180        283,273.14
     1
    14032 205TH AVE NE                 7.500          2,641.99
    76
                                       7.250          2,641.99
 375,000.00
    WOODINVILLE      WA   98072          2            11/30/95
    00
    60208813                             03           01/01/96
     0
    60208813                             O            12/01/10
    0


    1469174          491/491             F          282,500.00
    ZZ
    FRANZKE             RICHARD  A       180        280,806.90
     1
    14980 SW 133RD AVE                 7.625          2,638.92
    59
                                       7.375          2,638.92
 485,000.00
    TIGARD           OR   97224          5            11/24/95
    00
    60314338                             05           01/01/96
     0
    60314338                             O            12/01/10
    0


    1469226          369/728             F          523,250.00
    ZZ
    TERAJI              CARY     S       180        521,669.71
     1
1


    7522 E VALLEY VIEW ROAD            7.500          4,850.60
    35
                                       7.250          4,850.60
1,500,000.00
    PARADISE VALLEY  AZ   85253          2            12/22/95
    00
    0380324807                           05           02/01/96
     0
    48826606                             O            01/01/11
    0


    1469231          369/728             F          478,000.00
    ZZ
    GENTH               ANTHONY  R       180        476,603.29
     1
    429 MAJESTIC VIEW DRIVE            7.875          4,533.59
    69
                                       7.625          4,533.59
 700,000.00
    BOULDER          CO   80303          4            12/19/95
    00
    0380325291                           05           02/01/96
     0
    49486491                             O            01/01/11
    0


    1469374          766/728             F          539,000.00
    ZZ
    ULLOA               TERESA   B       180        537,442.37
     1
    3511 ALHAMBRA CIRCLE               8.000          5,150.96
    70
                                       7.750          5,150.96
 770,000.00
    CORAL GABLES     FL   33134          2            12/08/95
    00
    0380323486                           05           02/01/96
     0
    95AC393                              O            01/01/11
    0


    1469405          927/728             F          498,950.00
    ZZ
    GORDON              MARC     C       180        497,459.56
     1
    1870 JASMINE JOY COURT             7.625          4,660.85
    71
                                       7.375          4,660.85
 705,000.00
    LAS VEGAS        NV   89117          2            12/19/95
    00
    0380316472                           05           02/01/96
     0
    207589                               O            01/01/11
    0


    1469510          686/686             F           62,300.00
    ZZ
    JOERIN              ROBERT   J       180         62,300.00
     1
    22815 MILLENBACH                   7.000            559.98
    70
                                       6.750            559.98
  89,000.00
    ST CLAIRE SHORE  MI   48081          2            12/28/95
    00
    30817080195                          05           03/01/96
     0
    30817080195                          O            02/01/11
    0


    1469512          686/686             F           91,125.00
    ZZ
    CHUGHATTA           ZAHID            180         91,125.00
     1
    80 MAYFIELD ROAD                   7.450            842.16
    75
                                       7.200            842.16
 121,500.00
    BEDMINSTER       NJ   07921          1            01/04/96
    00
    30817367246                          01           03/01/96
     0
1


    30817367246                          O            02/01/11
    0


    1469536          450/728             F          395,850.00
    ZZ
    MEREDITH II         WILLIAM  B       180        393,451.49
     1
    1920 LYNN COVE LANE                7.500          3,669.58
    49
                                       7.250          3,669.58
 810,000.00
    VIRGINIA BEACH   VA   23454          2            11/30/95
    00
    0380326026                           05           01/01/96
     0
    3988920                              O            12/01/10
    0


    1469609          668/728             F          500,000.00
    ZZ
    NYSTUL              STEPHEN  R       180        498,489.94
     1
    536 A AVENUE                       7.500          4,635.06
    68
                                       7.250          4,635.06
 740,000.00
    CORONADO         CA   92118          5            12/08/95
    00
    0380319344                           05           02/01/96
     0
    569509                               O            01/01/11
    0


    1469718          429/429             F          255,000.00
    ZZ
    WINTER              ALFRED   P       144        249,445.59
     1
    1853 CASTLE DRIVE                  7.500          2,690.83
    68
                                       7.250          2,690.83
 375,000.00
    PETALUMA         CA   94953          2            08/02/95
    00
    159517                               05           10/01/95
     0
    159517                               O            09/01/07
    0


    1469719          429/429             F          267,000.00
    ZZ
    BRINK               JOHN     C       180        264,389.54
     1
    581 MULBERRY COURT                 7.875          2,532.36
    76
                                       7.625          2,532.36
 352,000.00
    BUFFALO GROVE    IL   60089          2            10/03/95
    00
    10045607                             05           12/01/95
     0
    10045607                             O            11/01/10
    0


    1469720          429/429             F          395,000.00
    ZZ
    SCHERZINGER         JAMES    K       180        391,437.72
     1
    3035 NORTH CLIFTON                 7.625          3,689.81
    78
                                       7.375          3,689.81
 510,000.00
    CHICAGO          IL   60657          2            10/16/95
    00
    10058238                             05           12/01/95
     0
    10058238                             O            11/01/10
    0


1


    1469721          429/429             F          263,200.00
    ZZ
    MARSHALL            JOHN     D       180        259,261.42
     1
    655 DEER LAKES DR                  7.750          2,477.44
    80
                                       7.500          2,477.44
 330,000.00
    GOODFIELD        IL   61742          2            08/05/95
    00
    10059012                             05           10/01/95
     0
    10059012                             O            09/01/10
    0


    1469722          429/429             F          359,500.00
    ZZ
    HEAGARTY            FRED     G       180        354,061.94
     1
    258 PEBBLE CREEK                   7.625          3,358.20
    76
                                       7.375          3,358.20
 475,000.00
    BARRINGTON       IL   60010          2            08/11/95
    00
    10059111                             05           10/01/95
     0
    10059111                             O            09/01/10
    0


    1469723          429/429             F          250,220.00
    ZZ
    SHENK, III          MARTIN   L       180        248,703.89
     1
    200 TIM COURT                      7.500          2,319.57
    52
                                       7.250          2,319.57
 490,000.00
    DANVILLE         CA   94526          5            11/22/95
    00
    10138527                             05           01/01/96
     0
    10138527                             O            12/01/10
    0


    1469724          429/429             F          343,800.00
    ZZ
    GORDON              BERKMAN  O       180        334,775.09
     1
    1815 DURAND MILL DRIVE             7.625          3,211.54
    90
                                       7.375          3,211.54
 382,000.00
    ATLANTA          GA   30307          1            05/17/95
    14
    21072772                             03           07/01/95
    12
    21072772                             O            06/01/10
    0


    1469725          429/429             F          243,200.00
    ZZ
    DAVIS, III          REESE    H       180        237,676.19
     1
    4180 AMBERFIELD CIRCLE             6.875          2,168.99
    80
                                       6.625          2,168.99
 304,000.00
    NORCROSS         GA   30092          2            06/30/95
    00
    21118955                             05           08/01/95
     0
    21118955                             O            07/01/10
    0


    1469726          429/429             F          278,800.00
    ZZ
    ROSENBAUM           MICHAEL          180        275,326.10
     1
    457 LEAH DRIVE                     7.250          2,545.06
    80
                                       7.000          2,545.06
 348,500.00
1


    UPPER DUBLIN     PA   19034          1            09/08/95
    00
    21204789                             05           11/01/95
     0
    21204789                             O            10/01/10
    0


    1469729          429/429             F          226,000.00
    ZZ
    FISHER              THOMAS   C       180        224,005.85
     1
    2503 DIAMOND STREET                7.875          2,143.50
    51
                                       7.625          2,143.50
 450,000.00
    SELLERSVILLE     PA   18960          2            10/26/95
    00
    21261342                             05           12/01/95
     0
    21261342                             O            11/01/10
    0


    1469730          429/429             F          262,000.00
    ZZ
    LANDOW              CARL             180        259,562.12
     1
    10107 NADINE STREET                7.750          2,466.15
    88
                                       7.500          2,466.15
 298,000.00
    VIENNA           VA   22181          2            10/05/95
    14
    21261672                             05           12/01/95
    12
    21261672                             O            11/01/10
    0


    1469731          429/429             F          242,000.00
    ZZ
    MOORE               TIMOTHY  P       180        239,511.47
     1
    55 ASPEN AVENUE                    7.375          2,226.21
    38
                                       7.125          2,226.21
 650,000.00
    NEWTON           MA   02166          5            11/03/95
    00
    21266648                             05           01/01/96
     0
    21266648                             O            12/01/10
    0


    1469732          429/429             F          520,000.00
    ZZ
    GORNDT              GREY             180        516,951.15
     1
    10970 LA REINA ROAD                7.875          4,931.94
    76
                                       7.625          4,931.94
 686,000.00
    DELRAY BEACH     FL   33445          2            11/21/95
    00
    21284658                             03           01/01/96
     0
    21284658                             O            12/01/10
    0


    1469733          429/429             F          243,000.00
    ZZ
    CURTIS              NAPOLEON         180        240,902.37
     1
    12616 DUSTY WHEEL LA               8.125          2,339.81
    76
                                       7.875          2,339.81
 320,000.00
    FAIRFAX          VA   22033          2            10/20/95
    00
    21285168                             03           12/01/95
     0
    21285168                             O            11/01/10
    0
1




    1469734          429/429             F          287,600.00
    ZZ
    BROWN               LARRY    R       180        285,675.07
     1
    1985 MULSANNE DR.                  7.625          2,686.56
    75
                                       7.375          2,686.56
 383,500.00
    ZIONSVILLE       IN   46077          1            11/01/95
    00
    21285259                             03           01/01/96
     0
    21285259                             O            12/01/10
    0


    1469735          429/429             F          220,000.00
    ZZ
    HILL                WILLIAM  H       180        218,666.99
     1
    2144 CRIMSON CT.                   7.500          2,039.43
    80
                                       7.250          2,039.43
 275,000.00
    COLUMBUS         OH   43235          1            11/22/95
    00
    21289202                             05           01/01/96
     0
    21289202                             O            12/01/10
    0


    1469736          429/429             F          380,000.00
    T
    LAZARUS             FRANK    I       180        377,796.38
     1
    54 BAYBERRY LANE                   8.000          3,631.48
    80
                                       7.750          3,631.48
 475,000.00
    YORK             ME   03911          1            11/10/95
    00
    21300587                             05           01/01/96
     0
    21300587                             O            12/01/10
    0


    1469737          429/429             F          264,000.00
    ZZ
    OBEE                RONALD   L       180        262,400.38
     1
    328 TERSAS COURT                   7.500          2,447.32
    80
                                       7.250          2,447.32
 330,000.00
    LAKE MARY        FL   32746          2            11/22/95
    00
    21305784                             03           01/01/96
     0
    21305784                             O            12/01/10
    0


    1469738          429/429             F          258,750.00
    ZZ
    FERGUSON            KEITH    P       180        257,932.94
     1
    21 APPLE HILL LANE                 6.990          2,324.28
    75
                                       6.740          2,324.28
 345,000.00
    LYNNFIELD        MA   01940          2            12/08/95
    00
    21307756                             05           02/01/96
     0
    21307756                             O            01/01/11
    0


    1469739          429/429             F          450,000.00
    ZZ
    STEINER             ARTHUR   J       180        448,610.86
     1
1


    30 BEMAN WOODS COURT               7.250          4,107.89
    52
                                       7.000          4,107.89
 875,710.00
    POTOMAC          MD   20854          1            12/15/95
    00
    21326376                             03           02/01/96
     0
    21326376                             O            01/01/11
    0


    1469741          429/429             F          235,000.00
    ZZ
    ROZMARIN            DONALD           180        230,674.52
     1
    549 LIONS DRIVE                    7.500          2,178.48
    63
                                       7.250          2,178.48
 375,000.00
    LAKE ZURICH      IL   60047          2            07/10/95
    00
    44677                                05           09/01/95
     0
    44677                                O            08/01/10
    0


    1469742          429/429             F          225,000.00
    ZZ
    HARVIEUX            JOAN     M       180        220,632.22
     1
    449 SHERWOOD DRIVE                 6.875          2,006.67
    63
                                       6.625          2,006.67
 357,500.00
    WEBSTER GROVE    MO   63119          1            07/18/95
    00
    7980618                              05           09/01/95
     0
    7980618                              O            08/01/10
    0


    1469743          429/429             F          270,000.00
    ZZ
    MAHMOOD             SYED     F       180        266,707.53
     1
    15 OLD ELM COURT                   7.500          2,502.94
    84
                                       7.250          2,502.94
 323,000.00
    LUTHERVILLE      MD   21093          2            09/22/95
    14
    10059434                             03           11/01/95
    25
    10059434                             O            10/01/10
    0


    1469745          429/429             F          252,000.00
    ZZ
    COGGAN              WILLIAM  J       180        249,727.34
     1
    115 GALWAY BAY                     7.625          2,354.01
    80
                                       7.375          2,354.01
 315,000.00
    ALAMEDA          CA   94502          2            10/02/95
    00
    10121176                             03           12/01/95
     0
    10121176                             O            11/01/10
    0


    1469746          429/429             F           76,500.00
    ZZ
    GOSWEILER           RICHARD          180         68,972.75
     1
    30 SAINT PAUL'S ROAD               6.625            671.67
    31
                                       6.375            671.67
 252,000.00
    ARDMORE          PA   19003          2            09/20/93
    00
    20266557                             05           11/01/93
     0
1


    20266557                             O            10/01/08
    0


    1469747          429/429             F          295,000.00
    ZZ
    MILLS               GALEN    E       180        268,702.59
     1
    7600 BRILL ROAD                    6.875          2,630.97
    74
                                       6.625          2,630.97
 400,000.00
    CINCINNATI       OH   45243          2            11/17/93
    00
    20283180                             05           01/01/94
     0
    20283180                             O            12/01/08
    0


    1469748          429/429             F          240,000.00
    ZZ
    PAPPALARDO          GIUSEPPE         180        220,366.15
     1
    135 BERTHA PLACE                   6.875          2,140.46
    54
                                       6.625          2,140.46
 450,000.00
    STATEN ISLAND    NY   10301          2            01/07/94
    00
    20297776                             05           03/01/94
     0
    20297776                             O            02/01/09
    0


    1469749          429/429             F          234,000.00
    ZZ
    WRATHALL            JEAN     R       180        213,809.25
     1
    3812 37TH STREET NO.               6.750          2,070.69
    63
                                       6.500          2,070.69
 376,000.00
    ARLINGTON        VA   22207          2            12/10/93
    00
    20312328                             05           02/01/94
     0
    20312328                             O            01/01/09
    0


    1469750          429/429             F          300,000.00
    ZZ
    KRAFT               ALFRED   L       180        293,674.19
     1
    20 FARRAR ROAD                     7.750          2,823.83
    75
                                       7.500          2,823.83
 402,000.00
    LINCOLN          MA   01773          5            06/14/95
    00
    21091798                             05           08/01/95
     0
    21091798                             O            07/01/10
    0


    1469751          429/429             F          384,000.00
    ZZ
    LINDENBERG          ALBERT           180        379,516.57
     1
    235 BELLEVUE AVENUE                8.000          3,669.71
    80
                                       7.750          3,669.71
 480,000.00
    HADDONFIELD      NJ   08033          1            09/15/95
    00
    21190475                             05           11/01/95
     0
    21190475                             O            10/01/10
    0


1


    1469752          429/429             F          316,000.00
    T
    TAYLOR              CHARLES  E       180        312,242.04
     1
    112 WATERWAY                       7.875          2,997.11
    80
                                       7.625          2,997.11
 395,000.00
    MASHPEE          MA   02649          1            09/06/95
    00
    21198585                             05           11/01/95
     0
    21198585                             O            10/01/10
    0


    1469754          429/429             F          300,000.00
    T
    DILORENZO           ANTIMO   S       180        297,379.43
     1
    30 SHOREVIEW AVENUE                7.990          2,865.23
    79
                                       7.740          2,865.23
 381,000.00
    EAST FALMOUTH    MA   02536          2            10/27/95
    00
    21211586                             05           12/01/95
     0
    21211586                             O            11/01/10
    0


    1469758          429/429             F          280,250.00
    ZZ
    APPLETON            STACI            180        277,749.98
     1
    413 QUAY ASSISI                    7.750          2,637.93
    95
                                       7.500          2,637.93
 297,500.00
    NEW SMYRNA BEAC  FL   32169          1            10/10/95
    14
    21235908                             05           12/01/95
    30
    21235908                             O            11/01/10
    0


    1469759          429/429             F          325,600.00
    ZZ
    GILL                AHMAD    N       180        319,130.93
     1
    620 HIGH HAMPTON DRIVE             7.000          2,926.59
    80
                                       6.750          2,926.59
 407,000.00
    MARTINEZ         GA   30907          1            10/06/95
    00
    21239165                             03           12/01/95
     0
    21239165                             O            11/01/10
    0


    1469760          429/429             F          305,000.00
    ZZ
    O'BRIEN             STEPHEN          180        302,308.76
     1
    14 LISA LANE                       7.875          2,892.78
    72
                                       7.625          2,892.78
 425,000.00
    WALTHAM          MA   02154          2            10/04/95
    00
    21250261                             05           12/01/95
     0
    21250261                             O            11/01/10
    0


    1469761          429/429             F          300,000.00
    ZZ
    CASTO               MICHAEL  C       180        297,264.86
     1
    5160 NOVAK AVENUE                  7.500          2,781.04
    75
                                       7.250          2,781.04
 400,746.00
1


    STILLWATER       MN   55082          1            10/13/95
    00
    21259148                             05           12/01/95
     0
    21259148                             O            11/01/10
    0


    1469762          429/429             F          280,000.00
    ZZ
    BARTUSH-JONES       MARY     C       180        278,321.88
     1
    31 BEACH DRIVE                     7.625          2,615.57
    19
                                       7.375          2,615.57
1,500,000.00
    HARBOR SPRINGS   MI   49740          2            11/03/95
    00
    21266481                             05           01/01/96
     0
    21266481                             O            12/01/10
    0


    1469763          429/429             F          255,000.00
    ZZ
    HENNESSEY, III      ROBERT   E       180        252,675.11
     1
    2508 BARTON RIDGE CO               7.500          2,363.89
    87
                                       7.250          2,363.89
 295,000.00
    RALEIGH          NC   27613          1            10/30/95
    14
    21269303                             03           12/01/95
    12
    21269303                             O            11/01/10
    0


    1469764          429/429             F          373,000.00
    ZZ
    SPEARS, JR          RONALD   L       180        369,672.60
     1
    14608 GOLDEN LEAF PLACE            7.750          3,510.96
    76
                                       7.500          3,510.96
 494,000.00
    LOUISVILLE       KY   40245          2            10/27/95
    00
    21280581                             05           12/01/95
     0
    21280581                             O            11/01/10
    0


    1469765          429/429             F          300,000.00
    ZZ
    PECK                ALLAN    L       180        297,264.86
     1
    5180 CATALPA CREEK DRIVE           7.500          2,781.04
    78
                                       7.250          2,781.04
 385,000.00
    CINCINNATI       OH   45242          2            10/25/95
    00
    21281654                             05           12/01/95
     0
    21281654                             O            11/01/10
    0


    1469766          429/429             F          247,500.00
    ZZ
    ROSENTHAL           DANIEL   A       180        246,776.80
     1
    105 E. WINDROSE DRIVE              7.875          2,347.42
    75
                                       7.625          2,347.42
 330,000.00
    RICHBORO         PA   18954          2            12/05/95
    00
    21298336                             05           02/01/96
     0
    21298336                             O            01/01/11
    0
1




    1469810          593/728             F          506,250.00
    ZZ
    CARTER              GRANT    L       180        506,250.00
     1
    3560 SOUTH SUGAR LEO ROAD          7.500          4,693.01
    75
                                       7.250          4,693.01
 675,000.00
    ST. GEORGE       UT   84790          5            12/29/95
    00
    0380323700                           05           03/01/96
     0
    6756399                              O            02/01/11
    0


    1469833          025/025             F          240,000.00
    ZZ
    CALLAWAY            THOMAS   H       180        239,275.17
     1
    607 WESTOVER AVENUE                7.500          2,224.83
    58
                                       7.250          2,224.83
 415,000.00
    NASHVILLE        TN   37205          1            12/22/95
    00
    25919                                05           02/01/96
     0
    25919                                O            01/01/11
    0


    1469872          E22/728             F          165,000.00
    ZZ
    MORRISON            DAVID            180        165,000.00
     1
    25 FIESTA WAY                      7.625          1,541.31
    42
                                       7.375          1,541.31
 400,000.00
    FORT LAUDERDALE  FL   33301          1            01/09/96
    00
    0410067284                           05           03/01/96
     0
    0410067284                           O            02/01/11
    0


    1469876          748/748             F          260,000.00
    ZZ
    HINKLE              SHERYL   L       180        259,223.34
     1
    15758 E PRENTICE DR                7.625          2,428.74
    63
                                       7.375          2,428.74
 419,000.00
    AURORA           CO   80015          2            12/11/95
    00
    108006622                            03           02/01/96
     0
    108006622                            O            01/01/11
    0


    1470043          450/728             F          575,150.00
    ZZ
    LEHMAN              DONALD           180        573,450.76
     1
    28809 BONIFACE DRIVE               7.750          5,413.75
    68
                                       7.500          5,413.75
 850,000.00
    MALIBU           CA   90265          2            12/07/95
    00
    0380328204                           05           02/01/96
     0
    3960762                              O            01/01/11
    0


    1470197          267/267             F          370,000.00
    ZZ
    ZISKIN              BRUCE            180        370,000.00
     1
1


    317 4TH STREET                     7.375          3,403.72
    47
                                       7.125          3,403.72
 800,000.00
    MANHATTAN BEACH  CA   90266          2            12/27/95
    00
    4370562                              05           03/01/96
     0
    4370562                              O            02/01/11
    0


    1470199          267/267             F          265,000.00
    ZZ
    DEWITT              NICHOLAS         180        264,190.85
     1
    1424 CAPISTRANO AVENUE             7.375          2,437.80
    76
                                       7.125          2,437.80
 350,000.00
    GLENDALE         CA   91208          2            12/22/95
    00
    4370740                              05           02/01/96
     0
    4370740                              O            01/01/11
    0


    1470308          617/617             F          320,000.00
    ZZ
    AVERY               DAVID    M       180        318,103.05
     1
    4704 N FARM ROAD 189               7.750          3,012.09
    81
                                       7.500          3,012.09
 399,900.00
    SPRINGFIELD      MO   65803          1            11/29/95
    96
    187140                               05           01/01/96
     0
    187140                               O            12/01/10
    0


    1470312          617/617             F          288,000.00
    ZZ
    BRYAN               WILLIAM  D       180        283,643.48
     1
    1240 HIGHWAY 412 EAST              7.625          2,690.30
    80
                                       7.375          2,690.30
 360,000.00
    JACKSON          TN   38301          2            08/31/95
    00
    436776                               05           10/01/95
     0
    436776                               O            09/01/10
    0


    1470329          617/617             F          272,000.00
    ZZ
    TSAI                STELLA   I       180        269,626.13
     1
    494 NORTHMINISTER DRIVE            8.000          2,599.37
    80
                                       7.750          2,599.37
 340,000.00
    MACON            GA   31204          1            10/17/95
    00
    603509                               05           12/01/95
     0
    603509                               O            11/01/10
    0


    1470335          617/617             F          224,000.00
    ZZ
    CRIGHTON            KENT             180        219,426.58
     1
    140 TRAILSWEST                     8.125          2,156.86
    83
                                       7.875          2,156.86
 272,000.00
    CHESTERFIELD     MO   63017          2            06/27/95
    14
    160419                               05           08/01/95
    12
1


    160419                               O            07/01/10
    0


    1470340          617/617             F          400,000.00
    ZZ
    TODD                NORMAN   E       180        396,509.00
     1
    840 CANTERBURY ARC                 8.000          3,822.61
    78
                                       7.750          3,822.61
 515,000.00
    LAS CRUCES       NM   88005          1            10/17/95
    00
    164336                               05           12/01/95
     0
    164336                               O            11/01/10
    0


    1470347          617/617             F          400,000.00
    ZZ
    SNYDER JR           STANLEY  O       180        397,522.96
     1
    604 ENQUIRER AVENUE                7.250          3,651.46
    71
                                       7.000          3,651.46
 565,000.00
    NASHVILLE        TN   37205          2            11/22/95
    00
    424924                               05           01/01/96
     0
    424924                               O            12/01/10
    0


    1470348          757/757             F          550,000.00
    ZZ
    QUATELA             GERALD   C       180        550,000.00
     1
    200 JUPITER HILLS POINTE           7.375          5,059.58
    69
                                       7.125          5,059.58
 800,000.00
    DULUTH           GA   30136          5            01/11/96
    00
    2733137                              03           03/01/96
     0
    2733137                              O            02/01/11
    0


    1470358          617/617             F          440,000.00
    ZZ
    BELL                LOUIS    E       180        437,275.26
     1
    3302 LA RAMBLA NW                  7.250          4,016.60
    78
                                       7.000          4,016.60
 570,000.00
    ALBUQUERQUE      NM   87120          5            11/22/95
    00
    163789                               05           01/01/96
     0
    163789                               O            12/01/10
    0


    1470367          617/617             F          400,000.00
    ZZ
    POLDOIAN            DAVID    A       180        397,576.35
     1
    6365 ELLENWOOD AVENUE              7.500          3,708.05
    58
                                       7.250          3,708.05
 695,000.00
    CLAYTON          MO   63105          1            11/17/95
    00
    161686                               05           01/01/96
     0
    161686                               O            12/01/10
    0


1


    1470380          617/617             F          229,400.00
    ZZ
    HORTON              RICHARD  J       180        227,285.69
     1
    121 ABBOTSFORD DRIVE               7.375          2,110.31
    70
                                       7.125          2,110.31
 332,000.00
    NASHVILLE        TN   37215          2            10/16/95
    00
    424869                               03           12/01/95
     0
    424869                               O            11/01/10
    0


    1470412          617/617             F          300,000.00
    ZZ
    DALE III            ALBERT   J       180        295,412.83
     1
    3501 HILLDALE DRIVE                7.500          2,781.04
    47
                                       7.250          2,781.04
 650,000.00
    NASHVILLE        TN   37215          2            08/21/95
    00
    601235                               05           10/01/95
     0
    601235                               O            09/01/10
    0


    1470419          403/403             F          291,435.38
    ZZ
    CLEMENT             RONALD   E       165        290,447.16
     1
    12 NAOMI LANE                      7.860          2,897.12
    84
                                       7.610          2,897.12
 350,000.00
    EAST LYME        CT   06333          2            11/16/95
    14
    1937911                              05           02/01/96
    20
    1937911                              O            10/01/09
    0


    1470445          B74/728             F          395,000.00
    ZZ
    TAVAKKOLI           FARIBA           180        395,000.00
     1
    301 MOUNT OLIVE DRIVE              8.000          3,774.83
    57
                                       7.750          3,774.83
 700,000.00
    BRADBURY         CA   91010          2            01/08/96
    00
    0380328667                           05           03/01/96
     0
    956456                               O            02/01/11
    0


    1470542          640/640             F        1,000,000.00
    ZZ
    EMERY               DAVID    R       180        997,045.57
     1
    108 BONAVENTURE PLACE              7.750          9,412.76
    65
                                       7.500          9,412.76
1,550,000.00
    NASHVILLE        TN   37205          2            12/22/95
    00
    5606322                              03           02/01/96
     0
    5606322                              O            01/01/11
    0


    1470620          491/491             F          223,374.94
    ZZ
    ALEXANDER           GERALD           154        221,682.78
     1
    2274 WEST MESA AVENUE              7.875          2,309.21
    56
                                       7.125          2,309.21
 400,000.00
1


    FRESNO           CA   93711          2            10/16/95
    00
    76902                                05           01/01/96
     0
    76902                                O            10/01/08
    0


    1470621          491/491             F          270,917.44
    ZZ
    AHRONI              AHRON            138        264,626.61
     1
    2729 MONTE MAR TERRACE             7.500          2,935.77
    28
                                       7.125          2,935.77
 970,000.00
    LOS ANGELES      CA   90064          5            07/12/95
    00
    3091368                              05           10/01/95
     0
    3091368                              O            03/01/07
    0


    1470623          491/491             F          317,002.25
    ZZ
    BURLIN              JOSEPH   R       155        310,891.42
     1
    2011 WEST LINCOLN ROAD             7.625          3,221.02
    59
                                       7.125          3,221.02
 540,000.00
    STOCKTON         CA   95207          5            07/07/95
    00
    7824254                              05           10/01/95
     0
    7824254                              O            08/01/08
    0


    1470624          491/491             F          202,182.25
    ZZ
    IYENGAR             THIRU    N       149        199,775.46
     1
    12781 MILLER AVENUE                8.000          2,144.82
    40
                                       7.125          2,144.82
 510,000.00
    SARATOGA         CA   95070          2            09/12/95
    00
    7973705                              05           12/01/95
     0
    7973705                              O            04/01/08
    0


    1470625          491/491             F          270,981.18
    ZZ
    PRAVETTONI          GIORDANO         154        264,741.30
     1
    2084 MT OLYMPUS DRIVE              7.875          2,801.36
    31
                                       7.125          2,801.36
 883,000.00
    LOS ANGELES      CA   90046          5            06/16/95
    00
    8039593                              05           09/01/95
     0
    8039593                              O            06/01/08
    0


    1470626          491/491             F          206,440.88
    ZZ
    DAVIS               IVOR             154        201,729.72
     1
    1743 MIRAMAR DR                    8.000          2,148.48
    32
                                       7.125          2,148.48
 650,000.00
    VENTURA          CA   93001          2            06/09/95
    00
    8056447                              05           09/01/95
     0
    8056447                              O            06/01/08
    0
1




    1470627          491/491             F          396,850.17
    ZZ
    DYER                CALVIN   Y       155        389,200.12
     1
    3846 W ALLUVIAL AVENUE             7.625          4,032.34
    64
                                       7.125          4,032.34
 625,000.00
    FRESNO           CA   93711          2            07/07/95
    00
    8067210                              05           10/01/95
     0
    8067210                              O            08/01/08
    0


    1470628          491/491             F          439,453.04
    ZZ
    MCMAHON             THOMAS   M       154        430,895.31
     1
    55 SAN ANDREAS WAY                 7.625          4,482.29
    73
                                       7.125          4,482.29
 610,000.00
    SAN FRANCISCO    CA   94127          2            07/07/95
    00
    8088136                              03           10/01/95
     0
    8088136                              O            07/01/08
    0


    1470629          491/491             F          263,191.58
    ZZ
    JAHNG               DANIEL   D       156        255,267.73
     1
    708 SKYVIEW TERRACE                8.000          2,718.96
    73
                                       7.125          2,718.96
 365,000.00
    VENTURA          CA   93003          2            06/01/95
    00
    8094667                              05           09/01/95
     0
    8094667                              O            08/01/08
    0


    1470630          491/491             F          505,687.90
    ZZ
    BOEKA               DENNIS   D       143        497,172.21
     1
    2830 MOTOR AVE                     8.125          5,531.35
    58
                                       7.125          5,531.35
 875,000.00
    LOS ANGELES      CA   90064          2            08/29/95
    00
    9481419                              05           11/01/95
     0
    9481419                              O            09/01/07
    0


    1470677          491/491             F          408,689.59
    ZZ
    WANG                RAYMOND          156        399,553.66
     1
    12045 HILLTOP DRIVE                8.000          4,222.07
    51
                                       7.125          4,222.07
 810,000.00
    LOS ALTOS HILLS  CA   94024          5            06/09/95
    00
    78230110                             05           09/01/95
     0
    78230110                             O            08/01/08
    0


    1470692          387/387             F          440,000.00
    ZZ
    WANG                YUNSEN           180        438,728.46
     1
1


    19784 CHARTERS AVENUE              8.000          4,204.87
    70
                                       7.750          4,204.87
 635,000.00
    SARATOGA         CA   95070          2            12/20/95
    00
    570127                               05           02/01/96
     0
    570127                               O            01/01/11
    0


    1470733          686/686             F           44,700.00
    ZZ
    JOHNSTON            CHARLAINE        180         41,241.96
     1
    1816 DEL RIO DRIVE                 6.850            398.04
    56
                                       6.600            398.04
  81,000.00
    ARLINGTON        TX   76015          1            03/09/94
    00
    30815757182                          05           05/01/94
     0
    30815757182                          O            04/01/09
    0


    1470736          686/686             F          118,750.00
    ZZ
    REYNOLDS            DAVID    C       180        118,750.00
     1
    135 FAWN DRIVE                     7.500          1,100.83
    95
                                       7.250          1,100.83
 125,000.00
    ELKTON           MD   21921          2            01/11/96
    10
    30817300825                          05           03/01/96
    25
    30817300825                          O            02/01/11
    0


    1470762          686/686             F           75,000.00
    ZZ
    KIRK, JR            HUGO     B       180         75,000.00
     1
    3899 CARLTON DRIVE                 7.600            699.53
    75
                                       7.350            699.53
 100,000.00
    CHAMBLEE         GA   30341          2            12/27/95
    00
    30817126691                          05           03/01/96
     0
    30817126691                          O            02/01/11
    0


    1470763          686/686             F          112,400.00
    ZZ
    MAHON, JR           MARTIN   J       180        112,400.00
     1
    2831 BENSON ROAD                   7.625          1,049.97
    80
                                       7.375          1,049.97
 140,500.00
    FINKSBURG        MD   21048          5            12/27/95
    00
    30817300999                          05           03/01/96
     0
    30817300999                          O            02/01/11
    0


    1470764          686/686             F          294,750.00
    ZZ
    LONG                MICHAEL  R       180        294,750.00
     1
    2725 BLACK CANYON ROAD             7.900          2,799.80
    90
                                       7.650          2,799.80
 327,500.00
    COLORADO SPRING  CO   80904          1            12/28/95
    01
    30817008642                          03           03/01/96
    12
1


    30817008642                          O            02/01/11
    0


    1470775          686/686             F          300,000.00
    ZZ
    SCHILLER            FREDERICKB       180        300,000.00
     1
    33 ISLAND DRIVE                    7.625          2,802.39
    47
                                       7.375          2,802.39
 650,000.00
    KEY LARGO        FL   33037          1            01/05/96
    00
    30817269376                          03           03/01/96
     0
    30817269376                          O            02/01/11
    0


    1470776          686/686             F           40,000.00
    ZZ
    POLLOCK             LEE      R       180         40,000.00
     1
    1114 TROTWOOD BLVD                 7.300            366.28
    30
                                       7.050            366.28
 134,000.00
    WINTER SPRINGS   FL   32708          5            01/11/96
    00
    30817280811                          03           03/01/96
     0
    30817280811                          O            02/01/11
    0


    1470778          686/686             F          267,000.00
    ZZ
    RICHARDS            KENNETH  L       180        267,000.00
     1
    4825 ASCOT DRIVE                   7.375          2,456.20
    58
                                       7.125          2,456.20
 465,000.00
    CUMMING          GA   30130          1            01/05/96
    00
    30817374101                          05           03/01/96
     0
    30817374101                          O            02/01/11
    0


    1470791          232/232             F          258,500.00
    ZZ
    TUPPER              TIMOTHY  A       180        258,500.00
     1
    1254BERKSHIRE LANE                 7.750          2,433.20
    80
                                       7.500          2,433.20
 325,000.00
    TARPON SPRINGS   FL   34689          2            01/08/96
    00
    898250                               05           03/01/96
     0
    898250                               O            02/01/11
    0


    1470848          686/686             F          190,000.00
    ZZ
    SOHN                KAP      S       180        190,000.00
     1
    220 BEECH COURT                    7.425          1,753.24
    62
                                       7.175          1,753.24
 310,000.00
    NORWOOD          NJ   07648          1            01/17/96
    00
    30816932628                          01           03/01/96
     0
    30816932628                          O            02/01/11
    0


1


    1470850          686/686             F          118,650.00
    ZZ
    WELLS               ALLEN            180        118,650.00
     1
    555 OLD WESTMINSTER PIKE           7.250          1,083.12
    95
                                       7.000          1,083.12
 125,000.00
    WESTMINSTER      MD   21157          2            12/29/95
    10
    30817300114                          05           03/01/96
    25
    30817300114                          O            02/01/11
    0


    1470876          943/728             F          268,880.00
    ZZ
    STEINBERG           MICHAEL  S       180        265,636.52
     1
    5906 EDINBURGH COURT               7.625          2,511.69
    71
                                       7.375          2,511.69
 379,000.00
    DALLAS           TX   75252          2            09/05/95
    00
    0380335274                           05           11/01/95
     0
    5050005845                           O            10/01/10
    0


    1470877          943/728             F          640,000.00
    ZZ
    TANNER              JAMES    W       180        638,067.12
     1
    2125 HIDDEN MILL RUN               7.500          5,932.88
    60
                                       7.250          5,932.88
1,070,000.00
    SNELLVILLE       GA   30278          2            12/21/95
    00
    0380335290                           05           02/01/96
     0
    5050010305                           O            01/01/11
    0


    1470880          943/728             F          261,400.00
    ZZ
    MITCHELL            DONALD           180        259,093.53
     1
    9 RUBRA COURT                      7.875          2,479.25
    79
                                       7.625          2,479.25
 335,000.00
    LITTLE ROCK      AR   72211          1            10/10/95
    00
    0380335324                           03           12/01/95
     0
    5080028576                           O            11/01/10
    0


    1470882          943/728             F          360,000.00
    ZZ
    STANLEY             DAVID    M       180        357,714.53
     1
    110 BRAESIDE CIRCLE                7.375          3,311.73
    80
                                       7.125          3,311.73
 450,000.00
    ASHEVILLE        NC   28803          2            11/29/95
    00
    0380335357                           05           01/01/96
     0
    5080029526                           O            12/01/10
    0


    1470884          943/728             F          610,000.00
    ZZ
    STRIZAK             ALAN     M       180        606,383.96
     1
    265 CHRISALTA WAY                  7.750          5,741.78
    80
                                       7.500          5,741.78
 765,000.00
1


    ANAHEIM          CA   92807          2            11/14/95
    00
    0380335381                           05           01/01/96
     0
    5080029578                           O            12/01/10
    0


    1470885          943/728             F          248,400.00
    ZZ
    MI                  SHA              180        246,810.98
     1
    4 VERNON ROAD                      6.875          2,215.37
    80
                                       6.625          2,215.37
 310,500.00
    BELMONT          MA   02178          1            11/30/95
    00
    0380335415                           05           01/01/96
     0
    5080029625                           O            12/01/10
    0


    1470887          943/728             F          296,250.00
    T
    REILEY              DAVID    H       180        294,513.02
     1
    3598 STALLION DRIVE                7.875          2,809.79
    75
                                       7.625          2,809.79
 395,000.00
    SANTA ROSA       CA   95404          1            11/08/95
    00
    0380335431                           05           01/01/96
     0
    5080029856                           O            12/01/10
    0


    1470888          943/728             F          230,100.00
    ZZ
    GAMBA               JULIO    R       180        228,643.87
     1
    2054 NORTH ABINGDON STREET         7.000          2,068.20
    77
                                       6.750          2,068.20
 300,000.00
    ARLINGTON        VA   22207          2            11/22/95
    00
    0380335480                           09           01/01/96
     0
    5080030295                           O            12/01/10
    0


    1470890          943/728             F          410,000.00
    ZZ
    BLOOM               JOANNE   A       180        408,248.10
     1
    1567 AERIE CIRCLE                  7.375          3,771.69
    62
                                       7.125          3,771.69
 670,000.00
    PARK CITY        UT   84060          5            12/07/95
    00
    0380335506                           05           02/01/96
     0
    5090014431                           O            01/01/11
    0


    1470891          943/728             F          233,600.00
    ZZ
    CURY                ROBERT   J       120        232,314.19
     1
    3033 NW 29 ROAD                    7.875          2,818.81
    80
                                       7.625          2,818.81
 292,000.00
    BOCA RATON       FL   33431          1            12/08/95
    00
    0380335530                           03           02/01/96
     0
    5090014870                           O            01/01/06
    0
1




    1470892          943/728             F          236,000.00
    ZZ
    SMITH               RAYMOND  B       180        235,295.03
     1
    185 CREEK ROAD                     7.625          2,204.55
    80
                                       7.375          2,204.55
 295,000.00
    GLEN MILLS       PA   19342          1            12/15/95
    00
    0380335555                           05           02/01/96
     0
    5090015552                           O            01/01/11
    0


    1470893          943/728             F          280,000.00
    ZZ
    GLANVILLE           RICHARD  L       180        278,247.15
     1
    21 BRENNFLECK AVENUE               7.125          2,536.33
    59
                                       6.875          2,536.33
 480,000.00
    SAN ANSELMO      CA   94960          2            11/29/95
    00
    0380335563                           05           01/01/96
     0
    5090015588                           O            12/01/10
    0


    1470894          943/728             F          217,000.00
    ZZ
    MARCY               PAUL     A       180        216,344.63
     1
    2361 BEACH STREET                  7.500          2,011.62
    79
                                       7.250          2,011.62
 277,000.00
    BELLMORE         NY   11710          2            12/18/95
    00
    0380335571                           05           02/01/96
     0
    5090016368                           O            01/01/11
    0


    1470895          943/728             F          358,000.00
    ZZ
    KOONTZ              MICHAEL  G       180        356,930.60
     1
    14052 MASTIN                       7.625          3,344.19
    77
                                       7.375          3,344.19
 470,000.00
    OVERLAND PARK    KS   66221          2            12/22/95
    00
    0380335589                           03           02/01/96
     0
    5090017121                           O            01/01/11
    0


    1470896          943/728             F          286,400.00
    ZZ
    ARIATTI             JOHN     J       180        286,400.00
     1
    31971 EAST NINE DRIVE              6.875          2,554.28
    80
                                       6.625          2,554.28
 358,000.00
    LAGUNA NIGUEL    CA   92677          1            01/03/96
    00
    0380335597                           03           03/01/96
     0
    5090017130                           O            02/01/11
    0


    1470897          943/728             F          341,100.00
    ZZ
    LIPPERT III         WILLIAM  L       180        341,100.00
     1
1


    2660 KITTRIDGE AVENUE              7.250          3,113.78
    90
                                       7.000          3,113.78
 379,000.00
    COLORADO SPRING  CO   80919          1            01/05/96
    11
    0380335605                           03           03/01/96
    12
    5090017383                           O            02/01/11
    0


    1470899          943/943             F          225,000.00
    ZZ
    DAVIS               PETER    F       180        218,495.76
     1
    ROUTE 1 BOX 5034                   9.500          2,349.51
    75
                                       9.250          2,349.51
 300,000.00
    BUMPASS          VA   23021          5            02/08/95
    00
    5050002013                           05           04/01/95
     0
    5050002013                           O            03/01/10
    0


    1470901          943/943             F          254,300.00
    ZZ
    FOSTER              ARNOLD   R       180        250,411.56
     1
    447 CREEKSIDE COURT                7.500          2,357.40
    70
                                       7.250          2,357.40
 365,000.00
    WILLOWBROOK      IL   60521          2            08/24/95
    00
    5050006846                           05           10/01/95
     0
    5050006846                           O            09/01/10
    0


    1470902          943/943             F          211,000.00
    ZZ
    MCNAMARA            THOMAS   E       180        208,370.86
     1
    46 GEORGIA ROAD                    7.250          1,926.15
    80
                                       7.000          1,926.15
 265,000.00
    FREEHOLD         NJ   07728          2            09/11/95
    00
    5050007655                           05           11/01/95
     0
    5050007655                           O            10/01/10
    0


    1470903          943/943             F          316,800.00
    ZZ
    TOSHAV              MEIR             180        314,922.02
     1
    83-24 BEVERLY ROAD                 7.750          2,981.97
    80
                                       7.500          2,981.97
 400,000.00
    KEW GARDENS      NY   11415          2            11/14/95
    00
    5050008059                           05           01/01/96
     0
    5050008059                           O            12/01/10
    0


    1470905          943/943             F          304,500.00
    ZZ
    YOUNG               JAMES    J       180        304,500.00
     1
    6525 VISTA DRIVE                   7.625          2,844.43
    72
                                       7.375          2,844.43
 425,000.00
    YOUNTVILLE       CA   94599          2            12/27/95
    00
    5050009505                           05           03/01/96
     0
1


    5050009505                           O            02/01/11
    0


    1470906          943/943             F          337,500.00
    ZZ
    SPREITZER           ANDREW           180        336,446.72
     1
    30 PROSPECT AVENUE                 7.125          3,057.19
    75
                                       6.875          3,057.19
 450,000.00
    PORT WASHINGTON  NY   11050          5            12/06/95
    00
    5050010133                           05           02/01/96
     0
    5050010133                           O            01/01/11
    0


    1470909          943/943             F          326,000.00
    ZZ
    ROSITO              PETER    T       180        322,017.48
     2
    504 MAGUIRE AVENUE                 7.750          3,068.56
    75
                                       7.500          3,068.56
 435,000.00
    STATEN ISLAND    NY   10309          5            12/15/95
    00
    5050011220                           05           02/01/96
     0
    5050011220                           O            01/01/11
    0


    1470910          943/943             F          240,100.00
    ZZ
    OBRIEN              EDWARD   P       180        240,100.00
     1
    814 N COLUMBIAN AVENUE             7.625          2,242.85
    78
                                       7.375          2,242.85
 310,000.00
    OAK PARK         IL   60302          2            01/02/96
    00
    5050011697                           05           03/01/96
     0
    5050011697                           O            02/01/11
    0


    1470911          943/943             F          270,000.00
    ZZ
    GUALTIER            MICHAEL  R       180        269,211.06
     1
    14414 KISHWAUKEE VALLEY ROAD       7.875          2,560.82
    70
                                       7.625          2,560.82
 390,000.00
    WOODSTOCK        IL   60098          5            12/22/95
    00
    5500300290                           05           02/01/96
     0
    5500300290                           O            01/01/11
    0


    1470912          943/943             F          214,000.00
    ZZ
    FENSKE              GREGG            180        213,346.57
     1
    3298 MIDDLESEX DRIVE               7.375          1,968.64
    43
                                       7.125          1,968.64
 500,000.00
    LONG GROVE       IL   60047          5            12/27/95
    00
    5500300297                           03           02/01/96
     0
    5500300297                           O            01/01/11
    0


1


    1470914          943/943             F          490,000.00
    ZZ
    COLLINS             ROBERT   M       180        488,503.83
     1
    1920 WATERFORD CT                  7.375          4,507.63
    72
                                       7.125          4,507.63
 690,000.00
    HIGHLAND PARK    IL   60035          1            12/29/95
    00
    5502400229                           03           02/01/96
     0
    5502400229                           O            01/01/11
    0


    1470915          943/943             F          185,000.00
    ZZ
    OLIVER              RICHARD  V       180        184,447.37
   138
    35 SUTTON PLACE                    7.625          1,728.15
    50
    APT 9B                             7.375          1,728.15
 370,000.00
    NEW YORK         NY   10022          1            12/18/95
    00
    5506500113                           12           02/01/96
     0
    5506500113                           O            01/01/11
    0


    1470916          943/943             F          266,000.00
    ZZ
    SHAFFER III         ROBERT   T       180        265,205.42
     1
    22 TREE FARM COURT                 7.625          2,484.79
    80
                                       7.375          2,484.79
 332,500.00
    GLEN ARM         MD   21057          1            12/20/95
    00
    5517300260                           05           02/01/96
     0
    5517300260                           O            01/01/11
    0


    1470917          943/943             F          305,000.00
    ZZ
    STORY               WALTER   E       180        304,068.71
     1
    8464 THE MOUNTAIN ROAD             7.375          2,805.77
    72
                                       7.125          2,805.77
 429,000.00
    WARRENTON        VA   22186          5            12/08/95
    00
    5518600261                           03           02/01/96
     0
    5518600261                           O            01/01/11
    0


    1470918          943/943             F          430,000.00
    ZZ
    HARRIS              MASON            180        428,701.34
     1
    9612 CONESTOGA WAY                 7.500          3,986.16
    58
                                       7.250          3,986.16
 750,000.00
    POTOMAC          MD   20854          2            12/06/95
    00
    5537800302                           05           02/01/96
     0
    5537800302                           O            01/01/11
    0


    1470919          232/232             F          300,000.00
    ZZ
    CASEY               BENEDICT A       180        298,182.26
     1
    495 WALDRON PARK DRIVE             7.500          2,781.04
    70
                                       7.250          2,781.04
 430,000.00
1


    HAVERFORD        PA   19041          5            11/14/95
    00
    10849624                             05           01/01/96
     0
    10849624                             O            12/01/10
    0


    1470964          076/076             F          440,000.00
    ZZ
    JUMPER              LOWELL   S       180        437,333.97
     1
    60 CHENAL CIRCLE                   7.500          4,078.86
    80
                                       7.250          4,078.86
 550,000.00
    LITTLE ROCK      AR   72212          1            11/02/95
    00
    5021812M                             03           01/01/96
     0
    5021812M                             O            12/01/10
    0


    1470968          A83/728             F          283,000.00
    T
    LAMPRICH            LONNIE   J       180        282,173.08
     1
    0001 BRECKENRIDGE PL               7.875          2,684.11
    73
                                       7.625          2,684.11
 390,000.00
    BRECKENBRIDGE    CO   80424          1            12/12/95
    00
    0380327537                           03           02/01/96
     0
    94106                                O            01/01/11
    0


    1470969          076/076             F          424,000.00
    ZZ
    ROTHMAN             JOHN     D       180        421,486.55
     1
    2171 EAST 27TH STREET              7.750          3,991.01
    80
                                       7.500          3,991.01
 530,000.00
    TULSA            OK   74114          1            11/15/95
    00
    5004172M                             05           01/01/96
     0
    5004172M                             O            12/01/10
    0


    1470970          076/076             F          404,750.00
    ZZ
    LETT                LEON             180        401,139.35
     1
    4959 CAPE CORAL DRIVE              7.750          3,809.82
    80
                                       7.500          3,809.82
 506,000.00
    DALLAS           TX   75287          1            10/25/95
    00
    4994382                              03           12/01/95
     0
    4994382                              O            11/01/10
    0


    1470977          076/076             F          363,750.00
    ZZ
    DEWOLF              ROBERT   H       180        360,333.81
     1
    11440 176TH PLACE NORTHEAST        7.625          3,397.90
    75
                                       7.375          3,397.90
 485,000.00
    REDMOND          WA   98052          5            10/24/95
    00
    4976592                              05           12/01/95
     0
    4976592                              O            11/01/10
    0
1




    1470983          450/728             F          250,000.00
    ZZ
    TURNER              KEENA            180        249,219.80
     1
    8200 ERB WAY                       7.125          2,264.58
    64
                                       6.875          2,264.58
 395,000.00
    TRACY            CA   95376          1            12/14/95
    00
    0380331034                           05           02/01/96
     0
    4152294                              O            01/01/11
    0


    1470994          076/076             F          220,000.00
    ZZ
    GILMORE             ROBERT   J       180        219,378.19
     1
    25 CHAMBERLAIN COURT               8.250          2,134.31
    80
                                       8.000          2,134.31
 275,000.00
    WEST YARMOUTH    MA   02673          2            12/14/95
    00
    4650412                              05           02/01/96
     0
    4650412                              O            01/01/11
    0


    1470998          076/076             F          308,000.00
    ZZ
    CARROLL             ROGER    G       180        304,364.49
     1
    2002 DARBY LANE                    7.875          2,921.23
    80
                                       7.625          2,921.23
 385,000.00
    FRESNO           TX   77545          2            09/27/95
    00
    4912652                              03           11/01/95
     0
    4912652                              O            10/01/10
    0


    1471013          076/076             F          405,000.00
    ZZ
    CHENEY              STEVEN   J       180        402,599.18
     1
    11915 COUNTY ROAD 10               7.750          3,812.17
    75
                                       7.500          3,812.17
 540,000.00
    PLYMOUTH         MN   55442          2            11/22/95
    00
    6072951                              05           01/01/96
     0
    6072951                              O            12/01/10
    0


    1471018          450/728             F          225,000.00
    ZZ
    SHAHEEN             KENNETH  W       180        224,342.55
     1
    8951 CAIRN HIGHWAY                 7.875          2,134.01
    79
                                       7.625          2,134.01
 287,500.00
    ELK RAPIDS TWP   MI   49629          2            12/26/95
    00
    0380328873                           05           02/01/96
     0
    3989837                              O            01/01/11
    0


    1471023          076/076             F          232,500.00
    ZZ
    LEE                 CHUL             180        231,091.25
     1
1


    11516 HORNFAIR COURT               7.500          2,155.31
    75
                                       7.250          2,155.31
 310,000.00
    POTOMAC          MD   20854          1            11/30/95
    00
    5364512                              05           01/01/96
     0
    5364512                              O            12/01/10
    0


    1471029          076/076             F          295,000.00
    ZZ
    TEMPEL              CLYDE    K       180        294,118.80
     1
    2818 W NEW HOPE ROAD               7.625          2,755.68
    66
                                       7.375          2,755.68
 450,000.00
    ROGERS           AR   72756          5            12/11/95
    00
    537046                               05           02/01/96
     0
    537046                               O            01/01/11
    0


    1471035          076/076             F          272,000.00
    ZZ
    BERGER              JAMES    P       180        270,369.84
     1
    15906 N BARKER'S LANDING ROAD      7.625          2,540.83
    78
                                       7.375          2,540.83
 350,000.00
    HOUSTON          TX   77079          2            11/28/95
    00
    4198812                              03           01/01/96
     0
    4198812                              O            12/01/10
    0


    1471041          076/076             F          300,000.00
    ZZ
    SIDA                GRAHAM   D       180        298,162.33
     1
    220 SOUTH MAIN STREET              7.375          2,759.77
    63
                                       7.125          2,759.77
 480,000.00
    COHASSET         MA   02025          5            11/20/95
    00
    5037592                              05           01/01/96
     0
    5037592                              O            12/01/10
    0


    1471046          076/076             F          287,200.00
    ZZ
    BOUGIE              GLENN    D       180        285,497.48
     1
    178 WENTWORTH DRIVE                7.750          2,703.35
    80
                                       7.500          2,703.35
 359,000.00
    HENDERSON        NV   89014          1            11/21/95
    00
    5039132                              03           01/01/96
     0
    5039132                              O            12/01/10
    0


    1471230          450/728             F          607,200.00
    ZZ
    HUNTER JR           LINDSEY          180        605,386.21
     1
    2416 HERONWOOD DR                  7.625          5,672.04
    80
                                       7.375          5,672.04
 765,000.00
    BLOOMFIELD TWP   MI   48301          1            12/29/95
    00
    0380331232                           05           02/01/96
     0
1


    4122909                              O            01/01/11
    0


    1471282          232/232             F          306,000.00
    ZZ
    BOROCK              ERIC     C       180        306,000.00
     1
    7136 COTTONTAIL COURT              7.875          2,902.26
    90
                                       7.625          2,902.26
 340,000.00
    FORT MYERS       FL   33908          1            01/12/96
    10
    2414135                              03           03/01/96
    17
    2414135                              O            02/01/11
    0


    1471300          163/728             F          210,000.00
    ZZ
    PESCE               ALBERT           180        210,000.00
     1
    289 LINKS DRIVE WEST               7.500          1,946.73
    70
                                       7.250          1,946.73
 300,000.00
    OCEANSIDE        NY   11572          1            01/02/96
    00
    0380326455                           05           03/01/96
     0
    371718498                            O            02/01/11
    0


    1471318          744/728             F          500,000.00
    ZZ
    LEE                 YOUN     J       180        500,000.00
     1
    1515 HONEYSUCKLE COURT             7.500          4,635.06
    50
                                       7.250          4,635.06
1,000,000.00
    PLEASANTON       CA   94566          2            01/16/96
    00
    0380326216                           03           03/01/96
     0
    75893                                O            02/01/11
    0


    1471578          070/070             F          260,000.00
    T
    YATES               CHARLES  J       180        258,475.57
     1
    4275 W. BRONCO ROAD                7.875          2,465.97
    67
                                       7.625          2,465.97
 390,000.00
    WILSON           WY   83014          2            11/17/95
    00
    4794040                              03           01/01/96
     0
    4794040                              O            12/01/10
    0


    1471579          070/070             F          318,000.00
    ZZ
    GARCIA              ABIMAEL  G       180        317,029.01
     1
    2636 SOUTH RUDY STREET             7.375          2,925.36
    90
                                       7.125          2,925.36
 355,000.00
    ROWLAND HEIGHTS  CA   91748          2            12/04/95
    10
    5412515                              03           02/01/96
    12
    5412515                              O            01/01/11
    0


1


    1471581          070/070             F          300,000.00
    ZZ
    SINT                MAUNG    K       180        299,073.91
     1
    1130 SUMMITRIDGE DRIVE             7.250          2,738.59
    80
                                       7.000          2,738.59
 375,000.00
    DIAMOND BAR      CA   91765          2            12/11/95
    00
    5589544                              05           02/01/96
     0
    5589544                              O            01/01/11
    0


    1471582          070/070             F          247,160.00
    ZZ
    RAMAMURTHY          SRINIVAS         180        246,445.74
     1
    1079 GRUWELL PLACE                 8.000          2,361.99
    79
                                       7.750          2,361.99
 315,000.00
    SAN JOSE         CA   95129          2            12/19/95
    00
    5635214                              05           02/01/96
     0
    5635214                              O            01/01/11
    0


    1471583          070/070             F          391,300.00
    ZZ
    MULTANI             GURMEET          180        390,169.20
     1
    1055 CALLE DE LAS PALMAS           8.000          3,739.47
    77
                                       7.750          3,739.47
 510,000.00
    REDLANDS         CA   92373          2            12/20/95
    00
    6438091                              05           02/01/96
     0
    6438091                              O            01/01/11
    0


    1471584          070/070             F          252,000.00
    ZZ
    TO                  LONG     K       180        251,222.09
     1
    12343 HIGH GLEN WAY                7.250          2,300.41
    80
                                       7.000          2,300.41
 315,000.00
    NORTHRIDGE       CA   91326          2            12/13/95
    00
    6987988                              03           02/01/96
     0
    6987988                              O            01/01/11
    0


    1471585          070/070             F          430,000.00
    ZZ
    LAM                 CHARLES  M       180        427,394.58
     1
    44 NIUIKI CIRCLE                   7.500          3,986.15
    44
                                       7.250          3,986.15
 993,000.00
    HONOLULU         HI   96821          2            11/21/95
    00
    7211727                              05           01/01/96
     0
    7211727                              O            12/01/10
    0


    1471586          070/070             F          300,000.00
    ZZ
    OMATYAR             SAEID            180        299,123.40
     1
    132 NORTH LE DOUX ROAD             7.875          2,845.35
    67
                                       7.625          2,845.35
 450,000.00
1


    BEVERLY HILLS    CA   90211          2            12/19/95
    00
    7434861                              05           02/01/96
     0
    7434861                              O            01/01/11
    0


    1471587          070/070             F          355,000.00
    ZZ
    OLEYNIK             OLEG             180        353,927.86
     1
    1688 PALISADES DRIVE               7.500          3,290.89
    84
                                       7.250          3,290.89
 425,000.00
    PACIFIC PALISAD  CA   90272          2            12/20/95
    21
    7435413                              01           02/01/96
     6
    7435413                              O            01/01/11
    0


    1471588          070/070             F          280,000.00
    ZZ
    PEARSON JR          THOMAS   F       180        279,181.84
     1
    30612 BLUE MILLS ROAD              7.875          2,655.66
    80
                                       7.625          2,655.66
 350,000.00
    BUCKNER          MO   64016          1            12/14/95
    00
    7881135                              05           02/01/96
     0
    7881135                              O            01/01/11
    0


    1471589          070/070             F          239,900.00
    ZZ
    ROSELLO             CARLOS           180        239,191.23
     1
    746 BEAR CREEK CIRCLE              7.750          2,258.12
    80
                                       7.500          2,258.12
 299,900.00
    WINTER SPRINGS   FL   32708          1            12/08/95
    00
    7905169                              03           02/01/96
     0
    7905169                              O            01/01/11
    0


    1471590          070/070             F          315,000.00
    ZZ
    FINK SR             MICHAEL  A       180        314,027.61
     1
    4776 WINDSONG PARK DRIVE           7.250          2,875.52
    70
                                       7.000          2,875.52
 450,000.00
    COLLIERVILLE     TN   38017          5            12/18/95
    00
    7915287                              05           02/01/96
     0
    7915287                              O            01/01/11
    0


    1471591          070/070             F          422,500.00
    ZZ
    PERLMAN             LAWRENCE         180        422,500.00
     1
    180 E PEARSON ST  UNIT 4106        7.250          3,856.85
    51
                                       7.000          3,856.85
 835,000.00
    CHICAGO          IL   60611          2            01/05/96
    00
    7997142                              06           03/01/96
     0
    7997142                              O            02/01/11
    0
1




    1471592          070/070             F          350,000.00
    ZZ
    ELLIS               LOYD     E       180        348,931.31
     1
    1650 OAK AVENUE                    7.375          3,219.73
    44
                                       7.125          3,219.73
 813,000.00
    MENLO PARK       CA   94025          1            12/26/95
    00
    8019463                              05           02/01/96
     0
    8019463                              O            01/01/11
    0


    1471593          070/070             F          320,000.00
    ZZ
    MARTIN              JOHN     W       180        320,000.00
     1
    2421 EAST SAN JUAN AVENUE          7.500          2,966.44
    80
                                       7.250          2,966.44
 400,000.00
    PHOENIX          AZ   85016          1            01/04/96
    00
    8046070                              03           03/01/96
     0
    8046070                              O            02/01/11
    0


    1471594          070/070             F          425,000.00
    ZZ
    PAULSON             HUGO     R       180        425,000.00
     1
    7229 MIRA VISTA STREET             7.750          4,000.42
    73
                                       7.500          4,000.42
 590,000.00
    LAS VEGAS        NV   89109          5            01/11/96
    00
    8082201                              03           03/01/96
     0
    8082201                              O            02/01/11
    0


    1471650          299/728             F          300,000.00
    ZZ
    TAYLOR              ANTHONY  J       180        298,202.03
     1
    119 PINE POINT ROAD                7.625          2,802.39
    59
                                       7.375          2,802.39
 510,000.00
    WILLIAMSBURG     VA   23185          1            12/01/95
    00
    0380334756                           05           01/01/96
     0
    289859                               O            12/01/10
    0


    1471655          299/728             F          260,000.00
    ZZ
    MCGEORGE JR         GILBERT  W       180        257,629.52
     1
    LOT 23 WATERPOINTE COURT           7.500          2,410.24
    80
                                       7.250          2,410.24
 326,500.00
    MONETA           VA   24101          4            10/10/95
    00
    0380334558                           05           12/01/95
     0
    286280                               O            11/01/10
    0


    1471674          299/728             F          300,000.00
    ZZ
    YEAMAN SR           JOHN     P       180        298,221.62
     1
1


    ROUTE 2 BOX 41                     7.750          2,823.83
    57
                                       7.500          2,823.83
 535,000.00
    MARTINSVILLE     VA   24112          4            11/27/95
    00
    0380335084                           05           01/01/96
     0
    288892                               O            12/01/10
    0


    1471709          299/728             F          375,000.00
    ZZ
    CARTER              RICARDO  T       180        372,727.82
     1
    29 SOMAR DRIVE                     7.500          3,476.30
    74
                                       7.250          3,476.30
 510,000.00
    LEWISTOWN        PA   17044          2            11/21/95
    00
    0380334376                           05           01/01/96
     0
    633261                               O            12/01/10
    0


    1471734          299/728             F          300,000.00
    ZZ
    BECKER              KENNETH  L       180        298,142.22
     1
    120 BROOK VALLEY ROAD              7.250          2,738.59
    80
                                       7.000          2,738.59
 375,000.00
    GREENVILLE       DE   19802          2            11/17/95
    00
    0380331679                           05           01/01/96
     0
    293093                               O            12/01/10
    0


    1471773          B24/728             F           87,500.00
    ZZ
    GOODMAN IV          WILLIAM          180         87,500.00
     1
    57 SINOWAY ROAD                    7.125            792.60
    70
                                       6.875            792.60
 125,000.00
    GREENWICH        CT   06807          1            01/30/96
    00
    0380323403                           05           03/01/96
     0
    1471773                              O            02/01/11
    0


    1471891          491/491             F          300,000.00
    ZZ
    HART                JAMES    A       180        299,043.18
     1
    16705 232ND AVE. NE                6.875          2,675.57
    66
                                       6.625          2,675.57
 455,000.00
    WOODINVILLE      WA   98072          5            11/30/95
    00
    0060208741                           05           02/01/96
     0
    0060208741                           O            01/01/11
    0


    1471964          074/728             F          352,000.00
    ZZ
    WATSON              KEVIN            180        349,890.38
     1
    43 PROSPECT STREET                 7.625          3,288.14
    80
                                       7.375          3,288.14
 440,000.00
    MOUNT KISCO      NY   10549          1            11/22/95
    00
    0380325861                           05           01/01/96
     0
1


    1111023670                           O            12/01/10
    0


    1471965          074/728             F          260,000.00
    ZZ
    ESPINOZA            JESUS    I       180        258,475.57
     1
    352 WHITMAN DRIVE                  7.875          2,465.97
    65
                                       7.625          2,465.97
 400,000.00
    BROOKLYN         NY   11234          1            11/27/95
    00
    0380330325                           05           01/01/96
     0
    1112036768                           O            12/01/10
    0


    1471966          074/728             F          209,000.00
    ZZ
    MCFATE              CAROL    A       180        207,801.30
    46
    55 HUDSON STREET                   8.125          2,012.43
    76
    APT 6C                             7.875          2,012.43
 275,000.00
    NEW YORK         NY   10013          2            10/30/95
    00
    0380329574                           10           01/01/96
     0
    1112040335                           O            12/01/10
    0


    1471973          074/728             F          353,000.00
    ZZ
    CHU                 THOMAS   G       180        350,930.29
     1
    2840 ELK CANYON COURT              7.875          3,348.03
    77
                                       7.625          3,348.03
 460,000.00
    LAS VEGAS        NV   89117          2            11/20/95
    00
    0380325929                           05           01/01/96
     0
    1251110512                           O            12/01/10
    0


    1471974          074/728             F          253,500.00
    ZZ
    GAGE                CRAIG    W       180        252,734.40
     1
    2010 NW 133RD TERRACE              7.500          2,349.98
    80
                                       7.250          2,349.98
 317,500.00
    GAINESVILLE      FL   32606          1            12/11/95
    00
    0380325903                           03           02/01/96
     0
    1322008605                           O            01/01/11
    0


    1471976          074/728             F          240,000.00
    ZZ
    ANDERSON            GARY     L       180        237,600.68
     1
    200 SYKES POINT LANE               7.625          2,241.91
    80
                                       7.375          2,241.91
 300,000.00
    MERRITT ISLAND   FL   32954          2            10/10/95
    00
    0380328444                           03           12/01/95
     0
    1391026253                           O            11/01/10
    0


1


    1471977          074/728             F          240,000.00
    ZZ
    BAHNE               JAMES    R       180        239,283.09
     1
    6649 S HELENA ST                   7.625          2,241.91
    75
                                       7.375          2,241.91
 320,000.00
    AURORA           CO   80016          5            12/21/95
    00
    0380325796                           05           02/01/96
     0
    1461075659                           O            01/01/11
    0


    1471978          074/728             F          500,000.00
    ZZ
    LEIPOLD             JON      D       180        496,937.21
     1
    21032  CARLTON                     7.375          4,599.62
    67
                                       7.125          4,599.62
 750,000.00
    CASSOPOLIS       MI   49031          5            11/16/95
    00
    0380328469                           05           01/01/96
     0
    1500124606                           O            12/01/10
    0


    1471979          074/728             F          334,600.00
    ZZ
    BURNETT             ANTONIO  C       180        331,615.15
     1
    6363 SW 87TH LANE                  7.750          3,149.51
    70
                                       7.500          3,149.51
 478,000.00
    MIAMI            FL   33143          1            10/20/95
    00
    0380328410                           03           12/01/95
     0
    1503062210                           O            11/01/10
    0


    1471980          074/728             F          316,000.00
    ZZ
    KRAMER              RICHARD  H       180        308,967.72
     1
    630 ANDERSON DRIVE                 7.875          2,997.10
    85
                                       7.625          2,997.10
 375,000.00
    PARIS            TN   38242          2            09/01/95
    12
    0380330317                           05           11/01/95
    12
    1503063847                           O            10/01/10
    0


    1471981          074/728             F          380,000.00
    ZZ
    WILSON JR           JOSEPH   S       180        378,826.95
     1
    325 OLD POWERS LANE                7.250          3,468.88
    57
                                       7.000          3,468.88
 670,000.00
    ATLANTA          GA   30327          2            12/18/95
    00
    0380324856                           05           02/01/96
     0
    1503075981                           O            01/01/11
    0


    1471982          074/728             F          212,500.00
    ZZ
    JACOBS              ROBERT   J       180        211,240.30
     1
    13786 NORTH TRAVOIS TRAIL          7.750          2,000.22
    73
                                       7.500          2,000.22
 295,000.00
1


    PARKER           CO   80134          2            11/22/95
    00
    0380328436                           05           01/01/96
     0
    1506056575                           O            12/01/10
    0


    1471983          074/728             F          390,000.00
    ZZ
    ROWE                STEVEN   K       180        388,809.16
     1
    800 W MEYER BOULEVARD              7.375          3,587.71
    75
                                       7.125          3,587.71
 520,000.00
    KANSAS CITY      MO   64113          2            11/29/95
    00
    0380328972                           05           02/01/96
     0
    1506061768                           O            01/01/11
    0


    1471984          074/728             F          350,000.00
    ZZ
    WILSON              DOUGLAS  P       180        346,877.77
     1
    5713 SOUTHWEST 9TH COURT           7.750          3,294.47
    80
                                       7.500          3,294.47
 440,000.00
    CAPE CORAL       FL   33914          5            10/26/95
    00
    0380328402                           05           12/01/95
     0
    1506063162                           O            11/01/10
    0


    1471985          074/728             F          305,000.00
    ZZ
    NELLANS             ROGER    E       180        303,151.96
     1
    405 DETWILLER LANE                 7.500          2,827.39
    34
                                       7.250          2,827.39
 910,000.00
    BELLEVUE         WA   98004          2            11/16/95
    00
    0380324443                           03           01/01/96
     0
    1506063560                           O            12/01/10
    0


    1471986          074/728             F          511,800.00
    ZZ
    STITES              DEANE    A       180        508,766.08
     1
    4365 SHARPS ROAD                   7.750          4,817.45
    63
                                       7.500          4,817.45
 815,000.00
    RENO             NV   89509          2            11/21/95
    00
    0380325655                           05           01/01/96
     0
    1506069410                           O            12/01/10
    0


    1471987          074/728             F          365,000.00
    ZZ
    LE                  LOC      V       180        362,859.94
     1
    15317 BURNING SPRING ROAD          7.875          3,461.84
    67
                                       7.625          3,461.84
 550,000.00
    OKLAHOMA CITY    OK   73003          2            11/17/95
    00
    0380329582                           03           01/01/96
     0
    1507060454                           O            12/01/10
    0
1




    1471988          074/728             F          251,000.00
    ZZ
    SILVEY              ROBERT   M       180        248,857.07
     1
    1709 VIRGINIA STREET               8.250          2,435.05
    77
                                       8.000          2,435.05
 327,000.00
    BERKELEY         CA   94703          2            10/06/95
    00
    0380324427                           05           12/01/95
     0
    1507065833                           O            11/01/10
    0


    1471990          074/728             F          562,500.00
    ZZ
    HALTOM              TUCKER           180        559,091.76
     1
    253 SPRING CREEK PLACE NE          7.500          5,214.44
    75
                                       7.250          5,214.44
 750,000.00
    ALBUQUERQUE      NM   87122          5            11/22/95
    00
    0380328386                           05           01/01/96
     0
    1507073172                           O            12/01/10
    0


    1471991          074/728             F          260,000.00
    ZZ
    TRIAS JR            ORLANDO  P       180        258,476.85
     1
    29 SEVILLE WAY                     8.000          2,484.70
    73
                                       7.750          2,484.70
 360,000.00
    SOUTH SAN FRANC  CA   94080          5            11/10/95
    00
    0380324716                           05           01/01/96
     0
    1507075644                           O            12/01/10
    0


    1471992          074/728             F          255,000.00
    ZZ
    VAUGHAN             DOYLE    R       180        253,488.38
     1
    8050 S HIGHWAY 89                  7.750          2,400.25
    38
                                       7.500          2,400.25
 675,000.00
    JACKSON          WY   83001          5            11/29/95
    00
    0380328923                           05           01/01/96
     0
    1510030451                           O            12/01/10
    0


    1471993          074/728             F          450,000.00
    ZZ
    HARREN              STEVE    G       180        448,655.79
     1
    8616 MENDOCINO DRIVE               7.625          4,203.59
    57
                                       7.375          4,203.59
 800,000.00
    AUSTIN           TX   78746          2            12/12/95
    00
    0380324476                           03           02/01/96
     0
    1510035568                           O            01/01/11
    0


    1471996          074/728             F          368,000.00
    ZZ
    SHOCRON             ALAIN    R       180        365,818.51
     1
1


    6828 PINEHAVEN ROAD                7.750          3,463.90
    71
                                       7.500          3,463.90
 525,000.00
    OAKLAND          CA   94611          2            11/20/95
    00
    0380328477                           05           01/01/96
     0
    1561312665                           O            12/01/10
    0


    1471998          074/728             F          242,000.00
    ZZ
    TSENG               KELVIN   K       180        240,627.32
     1
    118 MEADOWLAND DRIVE               8.250          2,347.74
    73
                                       8.000          2,347.74
 335,000.00
    MILPITAS         CA   95035          2            11/14/95
    00
    0380324518                           03           01/01/96
     0
    1561313770                           O            12/01/10
    0


    1471999          074/728             F          250,000.00
    ZZ
    DEMARTINI           DAVID    R       180        249,219.80
     1
    357 HARTFORD ROAD                  7.125          2,264.58
    37
                                       6.875          2,264.58
 685,000.00
    DANVILLE         CA   94526          1            12/01/95
    00
    0380324534                           05           02/01/96
     0
    1561315302                           O            01/01/11
    0


    1472000          074/728             F          396,000.00
    ZZ
    BIEHN               MICHAEL          180        393,626.66
     1
    11220 VALLEY SPRING LANE           7.625          3,699.16
    80
    NORTH HOLLYWOOD AREA               7.375          3,699.16
 495,000.00
    LOS ANGELES      CA   91602          1            11/01/95
    00
    0380324336                           05           01/01/96
     0
    1562139497                           O            12/01/10
    0


    1472001          074/728             F          300,000.00
    ZZ
    SHALABI             KAIED    O       180        298,260.30
     1
    2656 LOGANRITA AVENUE              8.000          2,866.96
    58
                                       7.750          2,866.96
 525,000.00
    ARCADIA AREA     CA   91006          5            11/16/95
    00
    0380324468                           05           01/01/96
     0
    1562140736                           O            12/01/10
    0


    1472002          074/728             F          299,700.00
    ZZ
    FINE                ARTHUR   T       180        293,798.56
     1
    389 WEST PALOS VERDES DRIVE        8.000          2,864.09
    32
                                       7.750          2,864.09
 950,000.00
    PALOS VERDES ES  CA   90274          2            11/07/95
    00
    0380329558                           05           01/01/96
     0
1


    1562140962                           O            12/01/10
    0


    1472003          074/728             F          357,000.00
    ZZ
    SUDA                RICHARD  W       180        354,929.76
     1
    960 MESA VERDE ROAD                8.000          3,411.68
    79
                                       7.750          3,411.68
 455,000.00
    PASADENA         CA   91105          2            11/08/95
    00
    0380324294                           05           01/01/96
     0
    1562141590                           O            12/01/10
    0


    1472004          074/728             F          521,900.00
    ZZ
    LIEBERMAN           HAL              180        518,906.72
     1
    3374 WRIGHTVIEW PLACE              8.125          5,025.29
    77
    STUDIO CITY                        7.875          5,025.29
 685,000.00
    LOS ANGELES      CA   91604          2            11/20/95
    00
    0380330481                           05           01/01/96
     0
    1562142265                           O            12/01/10
    0


    1472005          074/728             F          840,000.00
    ZZ
    LEFKOWITZ           ZALMAN           180        837,545.52
     1
    308 ALTA AVENUE                    7.875          7,966.98
    60
                                       7.625          7,966.98
1,400,000.00
    SANTA MONICA     CA   90402          2            12/05/95
    00
    0380328451                           05           02/01/96
     0
    1562142516                           O            01/01/11
    0


    1472006          074/728             F          271,000.00
    ZZ
    BOURNOUTIAN         DAVID            180        269,445.71
     1
    19201 DUNURE PLACE                 8.125          2,609.42
    69
    NORTHRIDGE AREA                    7.875          2,609.42
 395,000.00
    LOS ANGELES      CA   91326          2            11/20/95
    00
    0380324864                           05           01/01/96
     0
    1562142855                           O            12/01/10
    0


    1472007          074/728             F        1,165,700.00
    T
    NIXON               DENNIS   E       180      1,111,115.93
     1
    1408 CRYSTAL LAKE ROAD             7.875         11,056.08
    41
                                       7.625         11,056.08
2,850,000.00
    ASPEN            CO   81611          2            12/06/95
    00
    0380330465                           05           02/01/96
     0
    1563108874                           O            01/01/11
    0


1


    1472008          074/728             F          265,000.00
    ZZ
    KIM                 BARNEY   A       180        263,411.77
     1
    28888 HANSVILLE RD NE              7.625          2,475.45
    53
                                       7.375          2,475.45
 500,000.00
    KINGSTON         WA   98346          2            11/21/95
    00
    0380325499                           05           01/01/96
     0
    1565122468                           O            12/01/10
    0


    1472010          074/728             F          392,000.00
    ZZ
    MOPPEL              HAROLD           180        389,310.28
     1
    18385 BERNARDO TRAILS DRIVE        7.625          3,661.79
    72
                                       7.375          3,661.79
 550,000.00
    SAN DIEGO        CA   92128          2            11/13/95
    00
    0380324922                           05           01/01/96
     0
    1567140030                           O            12/01/10
    0


    1472011          074/728             F          393,750.00
    ZZ
    COCHRANE            JOHN     D       180        392,560.82
     1
    2034 RIDGECREST PLACE              7.500          3,650.12
    75
                                       7.250          3,650.12
 525,000.00
    ESCONDIDO        CA   92029          5            12/01/95
    00
    0380324799                           05           02/01/96
     0
    1567141805                           O            01/01/11
    0


    1472013          074/728             F          256,500.00
    ZZ
    RIOS                JOSE     A       180        251,263.02
     1
    8242 EAST CIRCULO DEL OSO          8.125          2,469.80
    90
                                       7.875          2,469.80
 285,000.00
    TUCSON           AZ   85715          1            06/01/95
    12
    0380325945                           05           08/01/95
    25
    1569120646                           O            07/01/10
    0


    1472014          074/728             F          225,500.00
    ZZ
    PARKER              JOHN     W       180        224,148.50
     1
    3080 FARVIEW LANE SOUTH            7.625          2,106.47
    50
                                       7.375          2,106.47
 460,000.00
    ORONO            MN   55356          2            12/01/95
    00
    0380324435                           05           01/01/96
     0
    1576007756                           O            12/01/10
    0


    1472015          074/728             F          427,000.00
    T
    HUGHES              THOMAS   A       180        424,412.74
     1
    5 OCEAN POINT                      7.500          3,958.35
    60
                                       7.250          3,958.35
 715,000.00
1


    HILTON HEAD ISL  SC   29928          2            11/27/95
    00
    0380330416                           03           01/01/96
     0
    1577021719                           O            12/01/10
    0


    1472016          074/728             F          320,000.00
    ZZ
    SELPH               HARRY    A       180        318,039.81
     1
    200 WALNUT TRACE COURT             7.375          2,943.76
    80
                                       7.125          2,943.76
 400,000.00
    SIMPSONVILLE     SC   29681          1            11/08/95
    00
    0380325820                           03           01/01/96
     0
    1577022948                           O            12/01/10
    0


    1472017          074/728             F          220,000.00
    ZZ
    KRAKOWSKI           DAVID    A       180        218,681.48
     1
    205 EMILE ZOLA DRIVE               7.625          2,055.09
    58
                                       7.375          2,055.09
 385,000.00
    CARY             NC   27511          1            11/30/95
    00
    0380325895                           03           01/01/96
     0
    1577023656                           O            12/01/10
    0


    1472019          074/728             F          450,000.00
    ZZ
    BRUGIONI            DANIEL           180        448,655.79
     1
    5825 S GILPIN COURT                7.625          4,203.59
    53
                                       7.375          4,203.59
 850,000.00
    LITTLETON        CO   80121          4            12/11/95
    00
    0380330382                           05           02/01/96
     0
    1579015411                           O            01/01/11
    0


    1472022          074/728             F          249,000.00
    ZZ
    ARMSTRONG           BRUCE            180        245,981.88
     1
    401 10TH STREET                    7.500          2,308.27
    69
                                       7.250          2,308.27
 366,000.00
    WILMETTE         IL   60091          2            11/22/95
    00
    0380325879                           05           01/01/96
     0
    1583014514                           O            12/01/10
    0


    1472024          074/728             F          560,000.00
    ZZ
    FUHRMAN             THOMAS   R       180        556,532.14
     1
    4430 SANTA MARIA STREET            7.250          5,112.04
    80
                                       7.000          5,112.04
 700,000.00
    CORAL GABLES     FL   33146          1            11/30/95
    00
    0380328485                           05           01/01/96
     0
    1592017535                           O            12/01/10
    0
1




    1472025          074/728             F          292,000.00
    ZZ
    DIAZ                JOSE     L       180        291,098.61
     1
    9602 SW 69 PLACE                   7.250          2,665.56
    80
                                       7.000          2,665.56
 365,000.00
    MIAMI            FL   33156          2            12/20/95
    00
    0380325630                           05           02/01/96
     0
    1592019665                           O            01/01/11
    0


    1472027          074/728             F          243,900.00
    ZZ
    SUMNER              CHARLES  M       180        243,155.28
     1
    314 CHANDLERS WHARF                7.375          2,243.69
    80
                                       7.125          2,243.69
 304,876.00
    PORTLAND         ME   04101          1            12/07/95
    00
    0380330127                           01           02/01/96
     0
    1811055544                           O            01/01/11
    0


    1472053          405/405             F           85,000.00
    ZZ
    MA                  CARRIE           180         83,741.70
     1
    111 SOUTH OAK KNOLL #106           7.875            806.19
    46
                                       7.625            806.19
 185,000.00
    PASADENA         CA   91106          1            08/14/95
    00
    3707841                              01           10/01/95
     0
    3707841                              O            09/01/10
    0


    1472054          405/405             F          144,000.00
    ZZ
    KOCH                ALFRED   J       180        141,868.36
     1
    2909 GLOBE AVENUE                  7.875          1,365.77
    50
                                       7.625          1,365.77
 290,000.00
    THOUSAND OAKS    CA   91360          2            08/29/95
    00
    3747839                              05           10/01/95
     0
    3747839                              O            09/01/10
    0


    1472055          405/405             F          140,000.00
    ZZ
    NGUYEN              WILLIAM  H       180        139,142.41
     1
    3869 SANTA LUCIA STREET            7.375          1,287.90
    50
                                       7.125          1,287.90
 279,950.00
    SIMI VALLEY      CA   93063          1            11/09/95
    00
    3789476                              05           01/01/96
     0
    3789476                              O            12/01/10
    0


    1472056          405/405             F          245,000.00
    ZZ
    DE LORENZO          DARIEN   A       180        243,531.65
     1
1


    207 DAY STREET                     7.625          2,288.62
    68
                                       7.375          2,288.62
 365,000.00
    SAN FRANCISCO    CA   94131          2            11/06/95
    00
    3794625                              05           01/01/96
     0
    3794625                              O            12/01/10
    0


    1472058          405/405             F          291,750.00
    ZZ
    HUANG               CHINE-HO         180        290,849.38
     1
    20605 LADEENE AVENUE               7.250          2,663.28
    75
                                       7.000          2,663.28
 389,000.00
    TORRANCE         CA   90503          2            12/15/95
    00
    3834389                              05           02/01/96
     0
    3834389                              O            01/01/11
    0


    1472059          405/405             F          277,000.00
    ZZ
    NELSON              GARY     L       180        277,000.00
     1
    851 GROVE VIEW ROAD                7.500          2,567.83
    62
                                       7.250          2,567.83
 450,000.00
    OCEANSIDE        CA   92057          2            01/10/96
    00
    3844644                              05           03/01/96
     0
    3844644                              O            02/01/11
    0


    1472060          405/405             F          224,300.00
    ZZ
    CLOUGH              DAVID    E       180        224,300.00
     1
    600 VALLEY LANE                    7.875          2,127.38
    75
                                       7.625          2,127.38
 302,000.00
    BOULDER          CO   80302          2            01/12/96
    00
    3847613                              05           03/01/96
     0
    3847613                              O            02/01/11
    0


    1472061          405/405             F          300,000.00
    ZZ
    LAMBERT             ROBERT   K       180        299,063.75
     1
    22136 OAK ORCHARD ROAD             7.125          2,717.50
    75
                                       6.875          2,717.50
 400,000.00
    NEWHALL (AREA)   CA   91321          1            12/15/95
    00
    3827110                              05           02/01/96
     0
    3827110                              O            01/01/11
    0


    1472133          637/728             F          285,000.00
    ZZ
    RIGGS JR            CARL     D       180        284,148.67
     1
    3203 FAIR OAKS AVE                 7.625          2,662.27
    78
                                       7.375          2,662.27
 370,000.00
    TAMPA            FL   33611          2            12/20/95
    00
    0380329087                           05           02/01/96
     0
1


    4632717                              O            01/01/11
    0


    1472138          637/728             F          314,000.00
    ZZ
    MERGELE             SCOTT    E       180        314,000.00
     1
    4540 CIMARRON ROAD                 7.250          2,866.39
    90
                                       7.000          2,866.39
 351,000.00
    LAS VEGAS        NV   89129          2            01/10/96
    10
    0380328998                           05           03/01/96
    25
    4781365                              O            02/01/11
    0


    1472272          560/560             F          612,000.00
    R
    HOPKINS             DEBORAH  C       180        608,127.08
     1
    103 MANORWOOD                      7.000          5,500.83
    90
                                       6.750          5,500.83
 680,000.00
    BLOOMFIELD HILL  MI   48301          1            11/15/95
    04
    450271051                            05           01/01/96
    25
    450271051                            O            12/01/10
    0


    1472273          560/560             F          219,150.00
    ZZ
    PERRY               ALAN     W       180        217,807.59
     1
    3207 OAKMONT DRIVE                 7.375          2,016.01
    63
                                       7.125          2,016.01
 350,000.00
    SUGAR LAND       TX   77479          2            11/21/95
    00
    450280300                            03           01/01/96
     0
    450280300                            O            12/01/10
    0


    1472275          560/560             F          215,200.00
    R
    LABAIR              LARRY    V       180        214,528.40
     1
    3630 WINGTIP CT                    7.125          1,949.35
    80
                                       6.875          1,949.35
 269,000.00
    LAKE ORION       MI   48360          1            12/13/95
    00
    450292388                            01           02/01/96
     0
    450292388                            O            01/01/11
    0


    1472276          560/560             F          365,000.00
    ZZ
    BROWN               E        K       180        363,933.47
     1
    28006 OAKSHIRE DRIVE               7.875          3,461.84
    67
                                       7.625          3,461.84
 549,000.00
    CARMEL           CA   93923          2            12/01/95
    00
    450292727                            03           02/01/96
     0
    450292727                            O            01/01/11
    0


1


    1472277          560/560             F          986,000.00
    ZZ
    HEADRICK            ROGER    L       180        980,994.40
     1
    1480 BRACKETTS POINT ROAD          7.000          8,862.45
    50
                                       6.750          8,862.45
2,000,000.00
    ORONO            MN   55391          2            12/15/95
    00
    450298484                            05           02/01/96
     0
    450298484                            O            01/01/11
    0


    1472278          560/560             F          260,950.00
    ZZ
    BILLINGSLEY         TERRY    S       180        260,161.90
     1
    821 RIVER ROCK CIRCLE              7.500          2,419.04
    87
                                       7.250          2,419.04
 300,000.00
    THOUSAND OAKS    CA   91362          2            12/08/95
    10
    450302351                            01           02/01/96
    25
    450302351                            O            01/01/11
    0


    1472279          560/560             F          480,000.00
    ZZ
    SLONIM              AARON    C       180        478,550.34
     1
    99 CEDAR DRIVE                     7.500          4,449.66
    80
                                       7.250          4,449.66
 600,000.00
    GREAT NECK       NY   11021          1            12/26/95
    00
    450302427                            05           02/01/96
     0
    450302427                            O            01/01/11
    0


    1472280          560/560             F           96,500.00
    ZZ
    GELLER              JEROME   C       180         96,208.56
     1
    11911 NW 30TH COURT                7.500            894.57
    71
                                       7.250            894.57
 136,500.00
    CORAL SPRINGS    FL   33065          1            12/18/95
    00
    450302716                            05           02/01/96
     0
    450302716                            O            01/01/11
    0


    1472281          560/560             F          250,000.00
    ZZ
    MARSHALL            MICHAEL  J       180        249,261.39
     1
    15 SHEPHERD HILL ROAD              7.750          2,353.19
    79
                                       7.500          2,353.19
 320,000.00
    BEDFORD          NH   03110          2            12/19/95
    00
    450303516                            05           02/01/96
     0
    450303516                            O            01/01/11
    0


    1472282          560/560             F          639,200.00
    ZZ
    SOLOMON             MICHAEL  S       180        637,161.35
     1
    5237 NORTH NEWCASTLE LANE          6.875          5,700.73
    80
                                       6.625          5,700.73
 800,000.00
1


    CALABASAS        CA   91302          1            12/26/95
    00
    450303607                            05           02/01/96
     0
    450303607                            O            01/01/11
    0


    1472283          560/560             F          330,000.00
    ZZ
    O'NEIL              JAMES    E       180        329,014.25
     1
    9450 SAN DIEGO AVENUE NE           7.625          3,082.63
    75
                                       7.375          3,082.63
 440,000.00
    ALBUQUERQUE      NM   87122          5            12/22/95
    00
    450305784                            03           02/01/96
     0
    450305784                            O            01/01/11
    0


    1472285          560/560             F          160,000.00
    ZZ
    CHEEK JR            CLYDE    A       180        159,522.06
     1
    3300 MARBLEHEAD LANE               7.625          1,494.61
    61
                                       7.375          1,494.61
 265,000.00
    RALEIGH          NC   27612          2            12/22/95
    00
    450308473                            05           02/01/96
     0
    450308473                            O            01/01/11
    0


    1472286          560/560             F          292,500.00
    ZZ
    RASTATTER           PATRICK  C       180        286,788.32
     1
    3121 NE 57TH STREET                7.750          2,753.24
    64
                                       7.500          2,753.24
 460,000.00
    FORT LAUDERDALE  FL   33308          2            12/22/95
    00
    450308879                            05           02/01/96
     0
    450308879                            O            01/01/11
    0


    1472287          560/560             F          280,000.00
    ZZ
    MURRAY              JAMES    D       180        280,000.00
     1
    1146 RIDGE WAY DR                  7.000          2,516.72
    65
                                       6.750          2,516.72
 435,000.00
    ROCHESTER        MI   48307          1            01/02/96
    00
    450310925                            05           03/01/96
     0
    450310925                            O            02/01/11
    0


    1472314          367/367             F          250,498.77
    ZZ
    SANCHEZ             ALFONSO  J       143        249,400.42
     1
    13600 VALLEY DRIVE                 7.375          2,637.87
    61
                                       7.125          2,637.87
 415,000.00
    ROCKVILLE        MD   20850          1            01/17/96
    00
    75107451                             05           02/01/96
     0
    75107451                             O            12/01/07
    0
1




    1472323          439/728             F          350,000.00
    ZZ
    SCHWARTZ            HOWARD           180        350,000.00
     1
    51 GROVE HILL AVENUE SOUTH         7.875          3,319.57
    74
                                       7.625          3,319.57
 472,972.00
    SAN ANSELMO      CA   94960          2            01/04/96
    00
    0380326893                           05           03/01/96
     0
    1833143                              O            02/01/11
    0


    1472339          729/728             F          280,000.00
    ZZ
    KHADEM              RIAZ             180        280,000.00
     1
    143 TRILLIUM REACH                 7.375          2,575.79
    85
                                       7.125          2,575.79
 332,900.00
    PEACHTREE CITY   GA   30269          1            01/05/96
    10
    0380331182                           05           03/01/96
     6
    1182732                              O            02/01/11
    0


    1472582          439/728             F          650,000.00
    ZZ
    CIFFONE, JR         DONALD   L       180        650,000.00
     1
    14553 VIA DE MARCOS                7.375          5,979.50
    50
                                       7.125          5,979.50
1,300,000.00
    SARATOGA         CA   95070          4            01/08/96
    00
    0380326232                           05           03/01/96
     0
    18342105                             O            02/01/11
    0


    1472625          736/728             F          190,000.00
    ZZ
    HUYNH               STEVEN           180        190,000.00
     1
    1140 ADRIAN WAY                    7.250          1,734.44
    75
                                       7.000          1,734.44
 255,000.00
    SAN RAFAEL       CA   94903          1            01/22/96
    00
    0380331323                           05           03/01/96
     0
    460248                               O            02/01/11
    0


    1472808          640/640             F          230,000.00
    ZZ
    GADBERRY            GARY     L       180        229,297.72
     1
    1027 RIVER BEND ROAD               7.375          2,115.82
    46
                                       7.125          2,115.82
 500,000.00
    CHATTANOOGA      TN   37419          5            12/22/95
    00
    5609540                              05           02/01/96
     0
    5609540                              O            01/01/11
    0


    1472906          550/550             F          300,000.00
    ZZ
    MANGUS              RODNEY   C       180        300,000.00
     1
1


    11 DOVER COURT                     7.250          2,738.59
    43
                                       7.000          2,738.59
 700,000.00
    ORINDA           CA   94563          1            01/19/96
    00
    120187419                            05           03/01/96
     0
    120187419                            O            02/01/11
    0


    1472945          562/728             F          130,000.00
    ZZ
    WALTER              WILLIAM  E       180        130,000.00
     2
    47 GEORGE AVENUE                   7.625          1,214.37
    50
                                       7.375          1,214.37
 260,000.00
    PEARL RIVER      NY   10965          2            01/23/96
    00
    0380329400                           05           03/01/96
     0
    503391                               O            02/01/11
    0


    1473445          403/403             F          450,000.00
    ZZ
    SPREADBURY          PETER    E       180        450,000.00
     1
    56 CLAPBOARD RIDGE ROAD            7.500          4,171.56
    12
                                       7.250          4,171.56
4,000,000.00
    GREENWICH        CT   06830          5            01/23/96
    00
    6421127                              05           03/01/96
     0
    6421127                              O            02/01/11
    0


    1473628          429/429             F          232,500.00
    ZZ
    CHEN                RU-LIN           180        231,121.75
     1
    1711 CRESTVIEW DRIVE               7.750          2,188.47
    75
                                       7.500          2,188.47
 310,000.00
    ROCKVILLE        MD   20854          5            11/03/95
    00
    21293493                             05           01/01/96
     0
    21293493                             O            12/01/10
    0


    1473633          429/429             F          380,000.00
    ZZ
    KAUFMAN             ROBERT   M       180        375,416.07
     1
    15 DOVER FARM ROAD                 7.625          3,549.70
    75
                                       7.375          3,549.70
 512,000.00
    MEDFIELD         MA   02052          2            09/21/95
    00
    21162599                             05           11/01/95
     0
    21162599                             O            10/01/10
    0


    1473755          943/728             F          222,300.00
    ZZ
    ODERMATT            GENE     W       180        221,650.44
     1
    5531 NW TIMBEREDGE DRIVE           7.875          2,108.40
    80
                                       7.625          2,108.40
 277,900.00
    TOPEKA           KS   66618          2            12/08/95
    00
    0380335613                           05           02/01/96
     0
1


    5080029709                           O            01/01/11
    0


    1473760          943/728             F          303,920.00
    ZZ
    MC BRIDE            ALAN     W       180        298,205.17
     1
    4103 WEST MANOR CIRCLE             7.250          2,774.37
    80
                                       7.000          2,774.37
 379,900.00
    MEQUON           WI   53092          1            07/12/95
    00
    0380335621                           03           09/01/95
     0
    5080027038                           O            08/01/10
    0


    1473761          943/728             F          260,000.00
    ZZ
    HARO                FRANCISCOT       180        260,000.00
     1
    2097 HOOVER DRIVE                  7.500          2,410.23
    80
                                       7.250          2,410.23
 325,000.00
    SANTA CLARA      CA   95051          2            01/02/96
    00
    0380335639                           05           03/01/96
     0
    5080030830                           O            02/01/11
    0


    1473982          998/998             F          288,000.00
    ZZ
    NAHMI               LEONARD  G       180        287,120.62
     1
    732 36TH STREET                    7.375          2,649.38
    68
                                       7.125          2,649.38
 425,000.00
    MANHATTAN BEACH  CA   90266          2            12/22/95
    00
    59543348                             05           02/01/96
     0
    59543348                             O            01/01/11
    0


    1474029          299/728             F          270,000.00
    ZZ
    DAVIDSON            SCOT     W       180        268,328.00
     1
    27701 NE 66TH WAY                  7.250          2,464.73
    56
                                       7.000          2,464.73
 490,000.00
    CAMAS            WA   98607          5            11/08/95
    00
    0380335118                           05           01/01/96
     0
    295348                               O            12/01/10
    0


    1474031          405/405             F          430,000.00
    ZZ
    SIMPSON             STEVEN   R       180        430,000.00
     1
    88 WELLINGTON AVENUE               8.000          4,109.31
    79
                                       7.750          4,109.31
 550,000.00
    ROSS             CA   94957          2            01/18/96
    00
    3852134                              05           03/01/96
     0
    3852134                              O            02/01/11
    0
1

   TOTAL NUMBER OF LOANS   :        387

   TOTAL ORIGINAL BALANCE  :   120,347,860.37

   TOTAL PRINCIPAL BALANCE :   119,444,684.72

   TOTAL ORIGINAL P+I      :     1,127,103.15

   TOTAL CURRENT P+I       :     1,127,103.15


                             ***************************
                             *      END OF REPORT      *
                             ***************************

  RUN ON     : 02/21/96           RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 13.07.24           FIXED PASSTHRU REPORT
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S5
CUTOFF : 02/01/96
  POOL       : 0004197
             :
             :
  POOL STATUS: F

    RFC LOAN NUMBER                      SUB SERV FEE
    PRINCIPAL BALANCE                    MSTR SERV FEE
    ORIG RATE                            ALL EXP
    RFC NET RATE                         MISC EXP
    NET MTG RATE(INVSTR RATE)            SPREAD
    POST SPREAD RATE                     STRIP

-----------------------------------------------------------------
--------------

      1415492                              .2500
      287,461.70                           .0800
            8.3750                         .0000
            8.1250                         .0000
            8.0450                         1.2950
            6.7500                         .0000

      1421687                              .2500
      316,082.88                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1444019                              .2500
      409,530.78                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1444260                              .2500
      217,994.23                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1448930                              .2500
      235,895.36                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1451573                              .2500
      247,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000
1



      1456697                              .2500
      238,592.84                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1456763                              .2500
      109,298.29                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         1.0950
            6.7500                         .0000

      1457681                              .2500
      266,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1458460                              .2500
      255,045.05                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         1.2200
            6.7500                         .0000

      1458676                              .2500
      997,045.57                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1458860                              .2500
      231,845.14                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         1.0450
            6.7500                         .0000

      1459290                              .2500
      272,683.01                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1459430                              .2500
      277,457.42                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000
1



      1459961                              .2500
      100,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .2200
            6.7500                         .0000

      1459975                              .2500
      299,103.86                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1461090                              .2500
      193,389.51                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .9200
            6.7500                         .0000

      1461365                              .2500
      313,072.31                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1461589                              .2500
      307,090.04                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1462036                              .2500
       21,131.17                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1462039                              .2500
      618,217.48                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1462041                              .2500
      339,434.91                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                          .0000
            6.5450                         .0000
1



      1462055                              .2500
       77,804.58                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1463022                              .2500
      420,681.01                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1464414                              .2500
      313,302.09                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         1.2200
            6.7500                         .0000

      1464464                              .2500
      900,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1464526                              .2500
      277,471.75                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         1.1700
            6.7500                         .0000

      1464573                              .2500
      296,420.19                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1464648                              .2500
      248,468.61                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000

      1464740                              .2500
      200,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .9700
            6.7500                         .0000
1



      1464804                              .2500
      299,142.60                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         1.0950
            6.7500                         .0000

      1464858                              .2500
      755,046.91                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1465021                              .4300
      268,153.16                           .0800
            8.1250                         .0000
            7.6950                         .0000
            7.6150                          .8650
            6.7500                         .0000

      1465060                              .2500
      320,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1465116                              .2500
      285,298.67                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1465302                              .2500
      271,381.68                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1465555                              .2500
      234,075.18                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1465679                              .2500
      604,435.18                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000
1



      1466238                              .2500
       98,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1466271                              .2500
      337,453.41                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         1.0450
            6.7500                         .0000

      1466282                              .2500
      137,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1466587                              .2500
      278,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1466594                              .2500
      249,244.96                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1466893                              .2500
      261,689.67                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .2200
            6.7500                         .0000

      1467130                              .2500
      544,000.00                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1467581                              .2500
      952,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000
1



      1467801                              .2500
      341,033.36                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         1.2200
            6.7500                         .0000

      1467841                              .2500
      642,500.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1467855                              .2500
      203,383.89                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1467856                              .2500
      161,510.73                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1467876                              .2500
      118,309.89                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         1.0450
            6.7500                         .0000

      1467878                              .2500
      279,172.75                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1467879                              .2500
      249,264.64                           .0800
            7.8000                         .0000
            7.5500                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1467886                              .2500
       66,498.56                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000
1



      1467887                              .2500
       51,842.95                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1467896                              .2500
       65,612.50                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1467897                              .2500
      257,619.59                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1467902                              .2500
      284,154.27                           .0800
            7.7000                         .0000
            7.4500                         .0000
            7.3700                          .6200
            6.7500                         .0000

      1467903                              .2500
      263,193.90                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1467909                              .2500
      129,097.61                           .0800
            7.1750                         .0000
            6.9250                         .0000
            6.8450                          .0950
            6.7500                         .0000

      1467914                              .2500
       50,247.78                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1467919                              .2500
       86,738.40                           .0800
            7.5500                         .0000
            7.3000                         .0000
            7.2200                          .4700
            6.7500                         .0000
1



      1467920                              .2500
      139,586.38                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1467921                              .2500
      282,643.79                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1467947                              .2500
       98,399.95                           .0800
            7.4250                         .0000
            7.1750                         .0000
            7.0950                          .3450
            6.7500                         .0000

      1467948                              .2500
      120,335.47                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1467949                              .2500
       81,181.13                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1467950                              .2500
       84,352.80                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1467951                              .2500
       37,885.23                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1467952                              .2500
      199,369.01                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000
1



      1467953                              .2500
       40,778.33                           .0800
            7.7000                         .0000
            7.4500                         .0000
            7.3700                          .6200
            6.7500                         .0000

      1467954                              .2500
       24,924.49                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1468015                              .2500
      249,253.22                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1468023                              .2500
      242,289.96                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1468164                              .2500
      357,953.32                           .0300
            7.9000                         .0000
            7.6500                         .0000
            7.6200                          .8700
            6.7500                         .0000

      1468165                              .2500
      255,728.72                           .0300
            7.5500                         .0000
            7.3000                         .0000
            7.2700                          .5200
            6.7500                         .0000

      1468166                              .2500
      227,320.43                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .6200
            6.7500                         .0000

      1468167                              .2500
      298,205.94                           .0300
            7.6500                         .0000
            7.4000                         .0000
            7.3700                          .6200
            6.7500                         .0000
1



      1468218                              .2500
      440,590.29                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                          .0000
            6.5950                         .0000

      1468220                              .2500
      333,977.11                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000

      1468241                              .2500
      227,362.72                           .0300
            8.3750                         .0000
            8.1250                         .0000
            8.0950                         1.3450
            6.7500                         .0000

      1468314                              .2500
      223,352.66                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .9200
            6.7500                         .0000

      1468410                              .2500
      310,088.81                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000

      1468487                              .2500
      231,476.91                           .0300
            7.1500                         .0000
            6.9000                         .0000
            6.8700                          .1200
            6.7500                         .0000

      1468488                              .2500
      318,600.41                           .0300
            7.1000                         .0000
            6.8500                         .0000
            6.8200                          .0700
            6.7500                         .0000

      1468489                              .2500
      397,794.97                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000
1



      1468522                              .2500
      407,433.34                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                          .0950
            6.7500                         .0000

      1468527                              .2500
      254,310.06                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         1.2200
            6.7500                         .0000

      1468558                              .2500
      264,242.63                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         1.0950
            6.7500                         .0000

      1468572                              .2500
      393,820.09                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1468586                              .2500
      143,569.85                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1468679                              .2500
      354,266.53                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1468684                              .2500
      326,532.42                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1468686                              .2500
      248,451.85                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000
1



      1468689                              .2500
      482,489.52                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                          .0950
            6.7500                         .0000

      1468696                              .2500
      239,275.17                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1468718                              .2500
      248,300.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .9700
            6.7500                         .0000

      1468728                              .2500
      229,884.82                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1468731                              .2500
      538,404.61                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1468735                              .2500
      448,655.80                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1468986                              .2500
      307,983.70                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1469013                              .2500
      337,500.00                           .0300
            6.9500                         .0000
            6.7000                         .0000
            6.6700                          .0000
            6.6700                         .0000
1



      1469018                              .2500
      229,546.96                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000

      1469063                              .2500
      448,640.94                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469066                              .2500
      432,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1469068                              .2500
      275,474.66                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1469147                              .2500
      635,848.17                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1469148                              .2500
      328,927.87                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                          .0450
            6.7500                         .0000

      1469149                              .2500
      259,440.40                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1469150                              .2500
      334,008.21                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000
1



      1469151                              .2500
      247,515.79                           .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                          .0000
            6.1700                         .0000

      1469152                              .2500
      248,054.32                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1469153                              .2500
      313,912.30                           .0800
            6.5000                         .0000
            6.2500                         .0000
            6.1700                          .0000
            6.1700                         .0000

      1469154                              .2500
      299,641.31                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1469155                              .2500
      289,833.22                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469156                              .2500
      343,371.23                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1469157                              .2500
      336,322.78                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1469158                              .2500
      482,538.25                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000
1



      1469159                              .2500
      299,653.14                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1469160                              .2500
      230,398.51                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1469161                              .2500
      259,877.35                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1469162                              .2500
      293,242.16                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1469163                              .2500
      242,532.58                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1469164                              .2500
      235,168.53                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                          .0450
            6.7500                         .0000

      1469165                              .2500
      321,048.67                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1469166                              .2500
      497,036.04                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000
1



      1469167                              .2500
      287,011.58                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1469168                              .2500
      247,769.83                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1469169                              .2500
      247,016.82                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1469171                              .2500
      301,087.92                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469172                              .2500
      331,004.24                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1469173                              .2500
      283,273.14                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469174                              .2500
      280,806.90                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1469226                              .2500
      521,669.71                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000
1



      1469231                              .2500
      476,603.29                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1469374                              .2500
      537,442.37                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .9700
            6.7500                         .0000

      1469405                              .2500
      497,459.56                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1469510                              .2500
       62,300.00                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1469512                              .2500
       91,125.00                           .0800
            7.4500                         .0000
            7.2000                         .0000
            7.1200                          .3700
            6.7500                         .0000

      1469536                              .2500
      393,451.49                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1469609                              .2500
      498,489.94                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1469718                              .2500
      249,445.59                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000
1



      1469719                              .2500
      264,389.54                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1469720                              .2500
      391,437.72                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1469721                              .2500
      259,261.42                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1469722                              .2500
      354,061.94                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1469723                              .2500
      248,703.89                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469724                              .2500
      334,775.09                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1469725                              .2500
      237,676.19                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                          .0000
            6.5450                         .0000

      1469726                              .2500
      275,326.10                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000
1



      1469729                              .2500
      224,005.85                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1469730                              .2500
      259,562.12                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1469731                              .2500
      239,511.47                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1469732                              .2500
      516,951.15                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1469733                              .2500
      240,902.37                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         1.0450
            6.7500                         .0000

      1469734                              .2500
      285,675.07                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1469735                              .2500
      218,666.99                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469736                              .2500
      377,796.38                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .9200
            6.7500                         .0000
1



      1469737                              .2500
      262,400.38                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469738                              .2500
      257,932.94                           .0800
            6.9900                         .0000
            6.7400                         .0000
            6.6600                          .0000
            6.6600                         .0000

      1469739                              .2500
      448,610.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1469741                              .2500
      230,674.52                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469742                              .2500
      220,632.22                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                          .0000
            6.5450                         .0000

      1469743                              .2500
      266,707.53                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469745                              .2500
      249,727.34                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1469746                              .2500
       68,972.75                           .0800
            6.6250                         .0000
            6.3750                         .0000
            6.2950                          .0000
            6.2950                         .0000
1



      1469747                              .2500
      268,702.59                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                          .0000
            6.5450                         .0000

      1469748                              .2500
      220,366.15                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                          .0000
            6.5450                         .0000

      1469749                              .2500
      213,809.25                           .0800
            6.7500                         .0000
            6.5000                         .0000
            6.4200                          .0000
            6.4200                         .0000

      1469750                              .2500
      293,674.19                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1469751                              .2500
      379,516.57                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .9200
            6.7500                         .0000

      1469752                              .2500
      312,242.04                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1469754                              .2500
      297,379.43                           .0800
            7.9900                         .0000
            7.7400                         .0000
            7.6600                          .9100
            6.7500                         .0000

      1469758                              .2500
      277,749.98                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000
1



      1469759                              .2500
      319,130.93                           .0800
            7.0000                         .0000
            6.7500                         .0000
            6.6700                          .0000
            6.6700                         .0000

      1469760                              .2500
      302,308.76                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1469761                              .2500
      297,264.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469762                              .2500
      278,321.88                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1469763                              .2500
      252,675.11                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469764                              .2500
      369,672.60                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1469765                              .2500
      297,264.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469766                              .2500
      246,776.80                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000
1



      1469810                              .2500
      506,250.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1469833                              .2500
      239,275.17                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1469872                              .2500
      165,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1469876                              .2500
      259,223.34                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1470043                              .2500
      573,450.76                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1470197                              .2500
      370,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470199                              .2500
      264,190.85                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470308                              .2500
      318,103.05                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000
1



      1470312                              .2500
      283,643.48                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1470329                              .2500
      269,626.13                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .9200
            6.7500                         .0000

      1470335                              .2500
      219,426.58                           .0800
            8.1250                         .0000
            7.8750                         .0000
            7.7950                         1.0450
            6.7500                         .0000

      1470340                              .2500
      396,509.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .9200
            6.7500                         .0000

      1470347                              .2500
      397,522.96                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1470348                              .2500
      550,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470358                              .2500
      437,275.26                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1470367                              .2500
      397,576.35                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000
1



      1470380                              .2500
      227,285.69                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470412                              .2500
      295,412.83                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1470419                              .2500
      290,447.16                           .0800
            7.8600                         .0000
            7.6100                         .0000
            7.5300                          .7800
            6.7500                         .0000

      1470445                              .2500
      395,000.00                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .9700
            6.7500                         .0000

      1470542                              .2500
      997,045.57                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1470620                              .7500
      221,682.78                           .0800
            7.8750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470621                              .3750
      264,626.61                           .0800
            7.5000                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470623                              .5000
      310,891.42                           .0800
            7.6250                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000
1



      1470624                              .8750
      199,775.46                           .0800
            8.0000                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470625                              .7500
      264,741.30                           .0800
            7.8750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470626                              .8750
      201,729.72                           .0800
            8.0000                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470627                              .5000
      389,200.12                           .0800
            7.6250                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470628                              .5000
      430,895.31                           .0800
            7.6250                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470629                              .8750
      255,267.73                           .0800
            8.0000                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470630                             1.0000
      497,172.21                           .0800
            8.1250                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470677                              .8750
      399,553.66                           .0800
            8.0000                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000
1



      1470692                              .2500
      438,728.46                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .9200
            6.7500                         .0000

      1470733                              .2500
       41,241.96                           .0800
            6.8500                         .0000
            6.6000                         .0000
            6.5200                          .0000
            6.5200                         .0000

      1470736                              .2500
      118,750.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1470762                              .2500
       75,000.00                           .0800
            7.6000                         .0000
            7.3500                         .0000
            7.2700                          .5200
            6.7500                         .0000

      1470763                              .2500
      112,400.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1470764                              .2500
      294,750.00                           .0800
            7.9000                         .0000
            7.6500                         .0000
            7.5700                          .8200
            6.7500                         .0000

      1470775                              .2500
      300,000.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1470776                              .2500
       40,000.00                           .0800
            7.3000                         .0000
            7.0500                         .0000
            6.9700                          .2200
            6.7500                         .0000
1



      1470778                              .2500
      267,000.00                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470791                              .2500
      258,500.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1470848                              .2500
      190,000.00                           .0800
            7.4250                         .0000
            7.1750                         .0000
            7.0950                          .3450
            6.7500                         .0000

      1470850                              .2500
      118,650.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1470876                              .2500
      265,636.52                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1470877                              .2500
      638,067.12                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1470880                              .2500
      259,093.53                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1470882                              .2500
      357,714.53                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000
1



      1470884                              .2500
      606,383.96                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1470885                              .2500
      246,810.98                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                          .0000
            6.5950                         .0000

      1470887                              .2500
      294,513.02                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1470888                              .2500
      228,643.87                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1470890                              .2500
      408,248.10                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000

      1470891                              .2500
      232,314.19                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1470892                              .2500
      235,295.03                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1470893                              .2500
      278,247.15                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                          .0950
            6.7500                         .0000
1



      1470894                              .2500
      216,344.63                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1470895                              .2500
      356,930.60                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1470896                              .2500
      286,400.00                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                          .0000
            6.5950                         .0000

      1470897                              .2500
      341,100.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .2200
            6.7500                         .0000

      1470899                              .2500
      218,495.76                           .0800
            9.5000                         .0000
            9.2500                         .0000
            9.1700                         2.4200
            6.7500                         .0000

      1470901                              .2500
      250,411.56                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1470902                              .2500
      208,370.86                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1470903                              .2500
      314,922.02                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000
1



      1470905                              .2500
      304,500.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1470906                              .2500
      336,446.72                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                          .0450
            6.7500                         .0000

      1470909                              .2500
      322,017.48                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1470910                              .2500
      240,100.00                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1470911                              .2500
      269,211.06                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1470912                              .2500
      213,346.57                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470914                              .2500
      488,503.83                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470915                              .2500
      184,447.37                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000
1



      1470916                              .2500
      265,205.42                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1470917                              .2500
      304,068.71                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1470918                              .2500
      428,701.34                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1470919                              .2500
      298,182.26                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1470964                              .2500
      437,333.97                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1470968                              .2500
      282,173.08                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1470969                              .2500
      421,486.55                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1470970                              .2500
      401,139.35                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000
1



      1470977                              .2500
      360,333.81                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1470983                              .2500
      249,219.80                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                          .0950
            6.7500                         .0000

      1470994                              .2500
      219,378.19                           .0800
            8.2500                         .0000
            8.0000                         .0000
            7.9200                         1.1700
            6.7500                         .0000

      1470998                              .2500
      304,364.49                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1471013                              .2500
      402,599.18                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1471018                              .2500
      224,342.55                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1471023                              .2500
      231,091.25                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1471029                              .2500
      294,118.80                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000
1



      1471035                              .2500
      270,369.84                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1471041                              .2500
      298,162.33                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1471046                              .2500
      285,497.48                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1471230                              .2500
      605,386.21                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1471282                              .2500
      306,000.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1471300                              .2500
      210,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1471318                              .2500
      500,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1471578                              .2500
      258,475.57                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000
1



      1471579                              .2500
      317,029.01                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1471581                              .2500
      299,073.91                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1471582                              .2500
      246,445.74                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .9200
            6.7500                         .0000

      1471583                              .2500
      390,169.20                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .9200
            6.7500                         .0000

      1471584                              .2500
      251,222.09                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1471585                              .2500
      427,394.58                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1471586                              .2500
      299,123.40                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1471587                              .2500
      353,927.86                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000
1



      1471588                              .2500
      279,181.84                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1471589                              .2500
      239,191.23                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1471590                              .2500
      314,027.61                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1471591                              .2500
      422,500.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1471592                              .2500
      348,931.31                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1471593                              .2500
      320,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1471594                              .2500
      425,000.00                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1471650                              .2500
      298,202.03                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000
1



      1471655                              .2500
      257,629.52                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1471674                              .2500
      298,221.62                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1471709                              .2500
      372,727.82                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1471734                              .2500
      298,142.22                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .2200
            6.7500                         .0000

      1471773                              .2500
       87,500.00                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                          .0950
            6.7500                         .0000

      1471891                              .2500
      299,043.18                           .0800
            6.8750                         .0000
            6.6250                         .0000
            6.5450                          .0000
            6.5450                         .0000

      1471964                              .2500
      349,890.38                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1471965                              .2500
      258,475.57                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000
1



      1471966                              .2500
      207,801.30                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         1.0950
            6.7500                         .0000

      1471973                              .2500
      350,930.29                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1471974                              .2500
      252,734.40                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1471976                              .2500
      237,600.68                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1471977                              .2500
      239,283.09                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1471978                              .2500
      496,937.21                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000

      1471979                              .2500
      331,615.15                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1471980                              .2500
      308,967.72                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000
1



      1471981                              .2500
      378,826.95                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .2200
            6.7500                         .0000

      1471982                              .2500
      211,240.30                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1471983                              .2500
      388,809.16                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000

      1471984                              .2500
      346,877.77                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1471985                              .2500
      303,151.96                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1471986                              .2500
      508,766.08                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1471987                              .2500
      362,859.94                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1471988                              .2500
      248,857.07                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         1.2200
            6.7500                         .0000
1



      1471990                              .2500
      559,091.76                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1471991                              .2500
      258,476.85                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .9700
            6.7500                         .0000

      1471992                              .2500
      253,488.38                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1471993                              .2500
      448,655.79                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1471996                              .2500
      365,818.51                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1471998                              .2500
      240,627.32                           .0300
            8.2500                         .0000
            8.0000                         .0000
            7.9700                         1.2200
            6.7500                         .0000

      1471999                              .2500
      249,219.80                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                          .0950
            6.7500                         .0000

      1472000                              .2500
      393,626.66                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000
1



      1472001                              .2500
      298,260.30                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .9700
            6.7500                         .0000

      1472002                              .2500
      293,798.56                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .9700
            6.7500                         .0000

      1472003                              .2500
      354,929.76                           .0300
            8.0000                         .0000
            7.7500                         .0000
            7.7200                          .9700
            6.7500                         .0000

      1472004                              .2500
      518,906.72                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         1.0950
            6.7500                         .0000

      1472005                              .2500
      837,545.52                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1472006                              .2500
      269,445.71                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         1.0950
            6.7500                         .0000

      1472007                              .2500
    1,111,115.93                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1472008                              .2500
      263,411.77                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000
1



      1472010                              .2500
      389,310.28                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1472011                              .2500
      392,560.82                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1472013                              .2500
      251,263.02                           .0300
            8.1250                         .0000
            7.8750                         .0000
            7.8450                         1.0950
            6.7500                         .0000

      1472014                              .2500
      224,148.50                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1472015                              .2500
      424,412.74                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1472016                              .2500
      318,039.81                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000

      1472017                              .2500
      218,681.48                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1472019                              .2500
      448,655.79                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000
1



      1472022                              .2500
      245,981.88                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1472024                              .2500
      556,532.14                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .2200
            6.7500                         .0000

      1472025                              .2500
      291,098.61                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .2200
            6.7500                         .0000

      1472027                              .2500
      243,155.28                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000

      1472053                              .2500
       83,741.70                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1472054                              .2500
      141,868.36                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1472055                              .2500
      139,142.41                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1472056                              .2500
      243,531.65                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000
1



      1472058                              .2500
      290,849.38                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1472059                              .2500
      277,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1472060                              .2500
      224,300.00                           .0800
            7.8750                         .0000
            7.6250                         .0000
            7.5450                          .7950
            6.7500                         .0000

      1472061                              .2500
      299,063.75                           .0800
            7.1250                         .0000
            6.8750                         .0000
            6.7950                          .0450
            6.7500                         .0000

      1472133                              .2500
      284,148.67                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1472138                              .2500
      314,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .2200
            6.7500                         .0000

      1472272                              .2500
      608,127.08                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1472273                              .2500
      217,807.59                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000
1



      1472275                              .2500
      214,528.40                           .0300
            7.1250                         .0000
            6.8750                         .0000
            6.8450                          .0950
            6.7500                         .0000

      1472276                              .2500
      363,933.47                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1472277                              .2500
      980,994.40                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1472278                              .2500
      260,161.90                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1472279                              .2500
      478,550.34                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1472280                              .2500
       96,208.56                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1472281                              .2500
      249,261.39                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1472282                              .2500
      637,161.35                           .0300
            6.8750                         .0000
            6.6250                         .0000
            6.5950                          .0000
            6.5950                         .0000
1



      1472283                              .2500
      329,014.25                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1472285                              .2500
      159,522.06                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1472286                              .2500
      286,788.32                           .0300
            7.7500                         .0000
            7.5000                         .0000
            7.4700                          .7200
            6.7500                         .0000

      1472287                              .2500
      280,000.00                           .0300
            7.0000                         .0000
            6.7500                         .0000
            6.7200                          .0000
            6.7200                         .0000

      1472314                              .2500
      249,400.42                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1472323                              .2500
      350,000.00                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000

      1472339                              .2500
      280,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000

      1472582                              .2500
      650,000.00                           .0300
            7.3750                         .0000
            7.1250                         .0000
            7.0950                          .3450
            6.7500                         .0000
1



      1472625                              .2500
      190,000.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .2200
            6.7500                         .0000

      1472808                              .2500
      229,297.72                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1472906                              .2500
      300,000.00                           .0800
            7.2500                         .0000
            7.0000                         .0000
            6.9200                          .1700
            6.7500                         .0000

      1472945                              .2500
      130,000.00                           .0300
            7.6250                         .0000
            7.3750                         .0000
            7.3450                          .5950
            6.7500                         .0000

      1473445                              .2500
      450,000.00                           .0800
            7.5000                         .0000
            7.2500                         .0000
            7.1700                          .4200
            6.7500                         .0000

      1473628                              .2500
      231,121.75                           .0800
            7.7500                         .0000
            7.5000                         .0000
            7.4200                          .6700
            6.7500                         .0000

      1473633                              .2500
      375,416.07                           .0800
            7.6250                         .0000
            7.3750                         .0000
            7.2950                          .5450
            6.7500                         .0000

      1473755                              .2500
      221,650.44                           .0300
            7.8750                         .0000
            7.6250                         .0000
            7.5950                          .8450
            6.7500                         .0000
1



      1473760                              .2500
      298,205.17                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .2200
            6.7500                         .0000

      1473761                              .2500
      260,000.00                           .0300
            7.5000                         .0000
            7.2500                         .0000
            7.2200                          .4700
            6.7500                         .0000

      1473982                              .2500
      287,120.62                           .0800
            7.3750                         .0000
            7.1250                         .0000
            7.0450                          .2950
            6.7500                         .0000

      1474029                              .2500
      268,328.00                           .0300
            7.2500                         .0000
            7.0000                         .0000
            6.9700                          .2200
            6.7500                         .0000

      1474031                              .2500
      430,000.00                           .0800
            8.0000                         .0000
            7.7500                         .0000
            7.6700                          .9200
            6.7500                         .0000

  TOTAL NUMBER OF LOANS:      387
  TOTAL BALANCE........:        119,444,684.72


1

  RUN ON     : 02/21/96            RFC DISCLOSURE SYSTEM
RFFSDFIX-01
  AT         : 13.07.24            INITIAL SECURITY FEES
AMORTIZED BALANCE
  SERIES     : RFMSI I 1996-S5      FIXED SUMMARY REPORT
CUTOFF : 02/01/96
  POOL       : 0004197
             :
             :
  POOL STATUS: F

                                   WEIGHTED AVERAGES      FROM
    TO

-----------------------------------------------------------------
--------------
  ORIG RATE                             7.5962            6.5000
   9.5000
  RFC NET RATE                          7.3325            6.2500
   9.2500
  NET MTG RATE(INVSTR RATE)             7.2751            6.1700
   9.1700
  POST SPREAD RATE                      6.7400            6.1700
   6.7500
  SUB SERV FEE                           .2637             .2500
   1.0000
  MSTR SERV FEE                          .0573             .0300
    .0800
  ALL EXP                                .0000             .0000
    .0000
  MISC EXP                               .0000             .0000
    .0000
  SPREAD                                 .5352             .0000
   2.4200
  STRIP                                  .0000             .0000
    .0000







  TOTAL NUMBER OF LOANS:   387
  TOTAL BALANCE........:     119,444,684.72


                             ***************************
                             *      END OF REPORT      *
                             ***************************




                       EXHIBIT G

            FORM OF SELLER/SERVICER CONTRACT


    This Seller/Servicer Contract (as may be amended, supplemented or otherwise modified from time to time, this "Contract") is made this _________ day of _______, 19____, by and between Residential Funding Corporation, its successors and assigns ("Residential Funding") and _____________________ (the "Seller/Servicer," and, together with Residential Funding, the "parties" and each, individually, a "party").

    WHEREAS, the Seller/Servicer desires to sell Loans to, and/or service Loans for, Residential Funding, and Residential Funding desires to purchase Loans from the Seller/Servicer and/or have the Seller/Servicer service various of its Loans, pursuant to the terms of this Contract and the Residential Funding Seller and Servicer Guides incorporated herein by reference, as amended, supplemented or otherwise modified, from time to time (together, the "Guides").

    NOW, THEREFORE, in consideration of the premises, and the terms, conditions and agreements set forth below, the parties agree as follows:

1.  Incorporation of Guides by Reference.

    The Seller/Servicer acknowledges that it has received and read the Guides. All provisions of the Guides are incorporated by reference into and made a part of this Contract, and shall be binding upon the parties; provided, however, that the Seller/Servicer shall be entitled to sell Loans to and/or service Loans for Residential Funding only if and for so long as it shall have been authorized to do so by Residential Funding in writing. Specific reference in this Contract to particular provisions of the Guides and not to other provisions does not mean that those provisions of the Guides not specifically cited in this Contract are not applicable. All terms used herein shall have the same meanings as such terms have in the Guides, unless the context clearly requires otherwise.

2.  Amendments.

    This Contract may not be amended or modified orally, and no provision of this Contract may be waived or amended except in writing signed by the party against whom enforcement is sought. Such a written waiver or amendment must expressly reference this Contract. However, by their terms, the Guides may be amended or supplemented by Residential Funding from time to time. Any such amendment(s) to the Guides shall be binding upon the parties hereto.

3.  Representations and Warranties.

    a.   Reciprocal Representations and Warranties.

         The Seller/Servicer and Residential Funding each represents and warrants to the other that as of the date of this
Contract:

         (1) Each party is duly organized, validly existing, and in good standing under the laws of its jurisdiction of organization, is qualified, if necessary, to do business and in good standing in each jurisdiction in which it is required to be so qualified, and has the requisite power and authority to enter into this Contract and all other agreements which are contemplated by this Contract and to carry out its obligations hereunder and under the Guides and under such other agreements.

         (2) This Contract has been duly authorized, executed and delivered by each party and constitutes a valid and legally binding agreement of each party enforceable in accordance with its terms.

         (3) There is no action, proceeding or investigation pending or threatened, and no basis therefor is known to either party, that could affect the validity or prospective validity of this Contract.

         (4) Insofar as its capacity to carry out any obligation under this Contract is concerned, neither party is in violation of any charter, articles of incorporation, bylaws, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statute, rule or regulation and none of the foregoing adversely affects its capacity to fulfill any of its obligations under this Contract. Its execution of, and performance pursuant to, this Contract will not result in a violation of any of the foregoing.

    b.   Seller/Servicer's Representations, Warranties and
Covenants.

         In addition to the representations, warranties and covenants made by the Seller/Servicer pursuant to subparagraph (a) of this paragraph 3, the Seller/Servicer makes the representations, warranties and covenants set forth in the Guides and, upon request, agrees to deliver to Residential Funding the certified Resolution of Board of Directors which authorizes the execution and delivery of this Contract.

4.  Remedies of Residential Funding.

    If an Event of Seller Default or an Event of Servicer
Default shall occur, Residential Funding may, at its option, exercise one or more of those remedies set forth in the Guides.

5.  Seller/Servicer's Status as Independent Contractor.

    At no time shall the Seller/Servicer represent that it is acting as an agent of Residential Funding. The Seller/Servicer shall, at all times, act as an independent contractor.

6.  Prior Agreements Superseded.

    This Contract restates, amends and supersedes any and all prior Seller Contracts or Servicer Contracts between the parties except that any subservicing agreement executed by the Seller/Servicer in connection with any loan-security exchange transaction shall not be affected.

7.  Assignment.

    This Contract may not be assigned or transferred, in whole or in part, by the Seller/Servicer without the prior written consent of Residential Funding. Residential Funding may sell, assign, convey, hypothecate, pledge or in any other way transfer, in whole or in part, without restriction, its rights under this Contract and the Guides with respect to any Commitment or Loan.

8.  Notices.

    All notices, requests, demands or other communications that are to be given under this Contract shall be in writing, addressed to the appropriate parties and sent by telefacsimile or by overnight courier or by United States mail, postage prepaid, to the addresses and telefacsimile numbers specified below.
However,
another name, address and/or telefacsimile number may be substituted by the Seller/Servicer pursuant to the requirements of this paragraph 8, or Residential Funding pursuant to an amendment to the Guides.

If to Residential Funding, notices must be sent to the appropriate address or telefacsimile number specified in the Guides.

If to the Seller/Servicer, notice must be sent to:







    Attention:

    Telefacsimile Number:  (___) ___-____

9.  Jurisdiction and Venue.

    Each of the parties irrevocably submits to the jurisdiction of any state or federal court located in Hennepin County, Minnesota, over any action, suit or proceeding to enforce or defend any right under this Contract or otherwise arising from any loan sale or servicing relationship existing in connection with this Contract, and each of the parties irrevocably agrees that all claims in respect of any such action or proceeding may be heard or determined in such state or federal court. Each of the parties irrevocably waives the defense of an inconvenient forum to the maintenance of any such action or proceeding and any other substantive or procedural rights or remedies it may have with respect to the maintenance of any such action or proceeding in any such forum. Each of the parties agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. Each of the parties further agrees not to institute any legal actions or proceedings against the other party or any director, officer, employee, attorney, agent or property of the other party, arising out of or relating to this Contract in any court other than as hereinabove specified in this paragraph 9.

10. Miscellaneous.

    This Contract, including all documents incorporated by reference herein, constitutes the entire understanding between the parties hereto and supersedes all other agreements, covenants, representations, warranties, understandings and communications between the parties, whether written or oral, with respect to the transactions contemplated by this Contract. All paragraph headings contained herein are for convenience only and shall not be construed as part of this Contract. Any provision of this Contract that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction, and, to this end, the provisions hereof are severable. This Contract shall be governed by, and construed and enforced in accordance with, applicable federal laws and the laws of the State of Minnesota.
    IN WITNESS WHEREOF, the duly authorized officers of the Seller/Servicer and Residential Funding have executed this Seller/Servicer Contract as of the date first above written.

ATTEST:                      SELLER/SERVICER

[Corporate Seal]


                             (Name of Seller/Servicer)

By:                               By:
    (Signature)                        (Signature)


                             By:
    (Typed Name)                       (Typed Name)


Title:                       Title:




ATTEST:                      RESIDENTIAL FUNDING
CORPORATION

By:                               By:
    (Signature)                        (Signature)


                             By:
    (Typed Name)                       (Typed Name)


Title:                       Title:

                        EXHIBIT H
              FORMS OF REQUEST FOR RELEASE

DATE:
TO:
RE:      REQUEST FOR RELEASE OF DOCUMENTS

In connection with the administration of the pool of Mortgage
Loans held by you for the referenced pool, we request the release of the Mortgage Loan File described below.

Pooling and Servicing Agreement Dated:
Series#:
Account#:
Pool#:
Loan#:
Borrower Name(s):
Reason for Document Request: (circle one)   Mortgage Loan Prepaid
in
Full
                             Mortgage Loan Repurchased

"We hereby certify that all amounts received or to be received in connection with such payments which are required to be deposited have been or will be so deposited as provided in the Pooling and Servicing Agreement."


Residential Funding Corporation
Authorized Signature

****************************************************************

TO CUSTODIAN/TRUSTEE: Please acknowledge this request, and check off documents being enclosed with a copy of this form. You should retain this form for your files in accordance with the terms of the Pooling and Servicing Agreement.

         Enclosed Documents: [ ] Promissory Note
                             [ ] Primary Insurance Policy
                             [ ] Mortgage or Deed of Trust
                             [ ] Assignment(s) of Mortgage
                                  or Deed of Trust
                             [ ] Title Insurance Policy
                             [ ] Other:


Name

Title

Date

                      EXHIBIT I-1

        FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF      )
              : ss.:
COUNTY OF          )

         [NAME OF OFFICER], being first duly sworn, deposes and says:

         1. That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the Mortgage Pass-Through Certificates, Series 1996-S5, Class R (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________] [the United States], on behalf of which he makes this affidavit and agreement.

         2. That the Owner (i) is not and will not be a "disqualified organization" as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code"), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R Certificates, and (iii) is acquiring the Class R Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

         3. That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations under the Code, that applies to all transfers of Class R Certificates after March 31, 1988; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

         4. That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

         5. The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the
Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

         6. That the Owner is aware that the Trustee will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

         7. That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 5.02(f) of the Pooling and Servicing Agreement under which the Class R Certificates were issued (in particular, clause
(iii)(A) and (iii)(B) of Section 5.02(f) which authorize the Trustee to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Trustee in the event the Owner holds such Certificates in violation of Section 5.02(f)). The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

         8. That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

         9.  The Owner's Taxpayer Identification Number is
______________.

         10. This affidavit and agreement relates only to the Class R Certificates held by the Owner and not to any other holder of the Class R Certificates. The Owner understands that the liabilities described herein relate only to the Class R
Certificates.

         11. That no purpose of the Owner relating to the transfer of any of the Class R Certificates by the Owner is or will be to impede the assessment or collection of any tax.

         12. That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R Certificate that the Owner intends to pay taxes associated with holding such Class R Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the
Class R Certificate.

         13. That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R
Certificates remain outstanding.

         14. The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.
         IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of _______________, 199__.

                             [NAME OF OWNER]


                             By:
                             [Name of Officer]
                             [Title of Officer]
[Corporate Seal]

ATTEST:



[Assistant] Secretary



         Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

         Subscribed and sworn before me this ____ day of ________________, 199__.




                             NOTARY PUBLIC

                             COUNTY OF
                             STATE OF
                             My Commission expires the ____
                             day of _______________, 19__.

                      EXHIBIT I-2

             FORM OF TRANSFEROR CERTIFICATE


                               __________________, 19__


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza
Mail Suite 0126
Chicago, Illinois   60670-0126
Attention:  Residential Funding Corporation Series 1996-S5

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S5, Class R

Ladies and Gentlemen:

         This letter is delivered to you in connection with the transfer by _______________________________ (the "Seller") to
_______________________________ (the "Purchaser") of
$_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S5, Class R (the "Certificates"), pursuant to Section 5.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         1. No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

         2. The Seller understands that the Purchaser has delivered to the Trustee and the Master Servicer a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit I-1. The Seller does not know or believe that any representation contained therein is false.

         3. The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future. The Seller understands that the transfer of a Class R Certificate may not be respected for United States income tax purposes (and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

         4. The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a Permitted Transferee.

                               Very truly yours,




                               (Seller)


                               By:
                               Name:
                               Title:

                       EXHIBIT J

         FORM OF INVESTOR REPRESENTATION LETTER

                       ______________, 19__

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza
Mail Suite 0126
Chicago, Illinois 60670-0126

Attention:  Residential Funding Corporation Series 1996-S5

         RE:  Mortgage Pass-Through Certificates,
              Series 1996-S5, Class

Ladies and Gentlemen:

         _________________________ (the "Purchaser") intends to
purchase from ___________________________ (the "Seller")
$_____________ Initial Certificate Principal Balance of Mortgage Pass-Through Certificates, Series 1996-S5, Class __ (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Purchaser hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

              [1.    The Purchaser understands that (a) the
         Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act") or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.]

              [2.    The Purchaser is acquiring the
         Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.]

              [3.    The Purchaser is (a) a substantial,
         sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.]

              [4.    The Purchaser has been furnished with,
         and has had an opportunity to review (a) [a copy of the Private Placement Memorandum, dated ___________________, 19__, relating to the
         Certificates (b)] a copy of the Pooling and Servicing Agreement and [b] [c] such other information concerning the Certificates, the Mortgage Loans and the Company as has been requested by the Purchaser from the Company or the Seller and is relevant to the Purchaser's decision to purchase the Certificates.
         The Purchaser has had any questions arising from such review answered by the Company or the Seller to the satisfaction of the Purchaser. [If the Purchaser did not purchase the Certificates from the Seller in connection with the initial distribution of the Certificates and was provided with a copy of the Private Placement Memorandum (the "Memorandum") relating to the original sale (the "Original Sale") of the Certificates by the Company, the Purchaser acknowledges that such Memorandum was provided to it by the Seller, that the Memorandum was prepared by the Company solely for use in connection with the Original Sale and the Company did not participate in or facilitate in any way the purchase of the Certificates by the Purchaser from the Seller, and the Purchaser agrees that it will look solely to the Seller and not to the Company with respect to any damage, liability, claim or expense arising out of, resulting from or in connection with (a) error or omission, or alleged error or omission, contained in the Memorandum, or (b) any information, development or event arising after the date of the Memorandum.]]

              [5.    The Purchaser has not and will not nor
         has it authorized or will it authorize any person to
         (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a) through (e) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.]

              [6][1]. The Purchaser is not an employee benefit or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or any other person (including an investment manager, a named fiduciary or a trustee of any such plan) acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan, and understands that registration of transfer of any Certificate to any such plan, or to any person acting on behalf of or purchasing any Certificate with "plan assets" of any such plan, may not be made unless such plan or person delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of a Certificate by, on behalf of, or with "plan assets" of any such plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or
         Section 4975 of the Code, and will not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including obligations or liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.

              [7.    The Purchaser is not a non-United States
         person.]

                               Very truly yours,



                               By:
                               Name:
                               Title:

                       EXHIBIT K

        FORM OF TRANSFEROR REPRESENTATION LETTER




                                , 19


Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, MN 55437

The First National Bank of Chicago
One First National Plaza
Mail Suite 0126
Chicago, Illinois 60670-0126

Attention: Residential Funding Corporation Series 1996-S5

         Re:  Mortgage Pass-Through Certificates,
              Series 1996-S5, Class B-

Ladies and Gentlemen:

         In connection with the sale by              (the
"Seller") to                    (the "Purchaser") of $
Initial Certificate Principal Balance of Mortgage Pass-Through
Certificates, Series 1996-S5, Class   (the "Certificates"),
issued
pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding Corporation, as master servicer, and The First National Bank of Chicago, as trustee (the "Trustee"). The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

         Neither the Seller nor anyone acting on its behalf has
(a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of
Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto. The Seller will not act, in any manner set forth in the foregoing sentence with respect to any Certificate. The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                       Very truly yours,


                       (Seller)



                       By:
                       Name:
                       Title:


                       EXHIBIT L

     [FORM OF RULE 144A INVESTMENT REPRESENTATION]


Description of Rule 144A Securities, including numbers:
     _______________________________________________
    _______________________________________________
    _______________________________________________
    _______________________________________________


         The undersigned  seller, as registered holder (the
"Seller"), intends to transfer the Rule 144A Securities described above to the undersigned buyer (the "Buyer").

         1. In connection with such transfer and in accordance with the agreements pursuant to which the Rule 144A Securities were issued, the Seller hereby certifies the following facts:
Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the Securities Act of 1933, as amended (the "1933 Act"), or that would render the disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require registration pursuant thereto, and that the Seller has not offered the Rule 144A Securities to any person other than the Buyer or another "qualified institutional buyer" as defined in Rule 144A under the 1933 Act.

         2. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee and the Master Servicer (as defined in the Pooling and Servicing Agreement (the "Agreement"), dated as of February 1, 1996 among Residential Funding Corporation as Master Servicer, Residential Funding Mortgage Securities I, Inc. as seller pursuant to Section 5.02 of the Agreement and The First National Bank of Chicago as trustee, as follows:

              a.  The Buyer understands that the Rule 144A
    Securities have not been registered under the 1933 Act or the securities laws of any state.

              b. The Buyer considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Rule 144A Securities.

              c.  The Buyer has been furnished with all
    information regarding the Rule 144A Securities that it has requested from the Seller, the Trustee or the Servicer.

              d. Neither the Buyer nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security from, or otherwise approached or negotiated with respect to the Rule 144A Securities, any interest in the Rule 144A Securities or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Rule 144A Securities under the 1933 Act or that would render the disposition of the Rule 144A Securities a violation of
    Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

              e.  The Buyer is a "qualified institutional
    buyer" as that term is defined in Rule 144A under the 1933 Act and has completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. The Buyer is aware that the sale to it is being made in reliance on Rule 144A. The Buyer is acquiring the Rule 144A Securities for its own account or the accounts of other qualified institutional buyers, understands that such Rule 144A Securities may be resold, pledged or transferred only
    (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the 1933 Act.

         [3. The Buyer warrants and represents to, and covenants with, the Seller, the Trustee, Master Servicer and the Company that either (1) the Buyer is (A) not an employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), or a plan (within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code")), which (in either case) is subject to ERISA or Section 4975 of the Code (both a "Plan"), and (B) is not directly or indirectly purchasing the Rule 144A Securities on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with "plan assets" of a Plan, or (2) the Buyer understands that registration of transfer of any Rule 144A Securities to any Plan, or to any Person acting on behalf of or purchasing any such Certificate with "plan assets" of any Plan, may not be made unless such Plan or Person, including the Buyer, delivers an opinion of its counsel, addressed and satisfactory to the Trustee, the Company and the Master Servicer, to the effect that the purchase and holding of the Rule 144A Securities by, on behalf of or with "plan assets" of such Plan is permissible under applicable law, will not constitute or result in any non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Company, the Master Servicer or the Trustee to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Pooling and Servicing Agreement.]

         4. This document may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same document.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.



Print Name of Seller              Print Name of Buyer

By:                          By:
    Name:                         Name:
    Title:                        Title:

Taxpayer Identification:            Taxpayer Identification:

No.                          No.

Date:                             Date:




                                   ANNEX 1 TO EXHIBIT L


QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

         1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

         2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because
(i) the Buyer owned and/or invested on a discretionary basis $______________________ in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

    ___ Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
         Section 501(c)(3) of the Internal Revenue Code.

    ___ Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission
         or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least
         $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
    ___ Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which
         is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

    ___ Broker-Dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

    ___ Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar
         official or agency of a State or territory or the District of Columbia.

    ___ State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any
         agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

    ___ ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income
         Security Act of 1974.

    ___  Investment Adviser.   The Buyer is an investment adviser
         registered under the Investment Advisers Act of 1940.

    ___ SBIC. The Buyer is a Small Business Investment Company licensed by the U.S. Small Business Administration under
         Section 301(c) or (d) of the Small Business Investment
         Act of 1958.

    ___ Business Development Company. The Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

    ___ Trust Fund. The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees, or
         (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security Act of 1974, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3. The term "securities" as used herein does not include
(i) securities of issuers that are affiliated with the Buyer,
(ii)
securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934.

         5. The Buyer acknowledges that it is familiar with Rule
144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

  ___     ___      Will the Buyer be purchasing the Rule 144A
  Yes     No       Securities only for the Buyer's own
account?

         6. If the answer to the foregoing question is "no", the
Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7. The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.


                             Print Name of Buyer

                             By:



                                  Name:
                                  Title:

                             Date:


                                 ANNEX 2 TO EXHIBIT L


QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

 [For Buyers That Are Registered Investment Companies]


          The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this Certification is attached:

           1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the
Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933
("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment
Companies, the cost of such securities was used.

____ The Buyer owned $___________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____ The Buyer is part of a Family of Investment Companies which owned in the aggregate $______________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies,
(ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                              Print Name of Buyer


                              By:
                                 Name:
                                 Title:

                              IF AN ADVISER:


                              Print Name of Buyer


                              Date:





                       EXHIBIT M

      [TEXT OF AMENDMENT TO POOLING AND SERVICING
      AGREEMENT PURSUANT TO SECTION 11.01(e) FOR A
                   LIMITED GUARANTY]


                      ARTICLE XII

Subordinate Certificate Loss Coverage; Limited Guaranty

          Section 12.01. Subordinate Certificate Loss Coverage; Limited Guaranty. (a) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether it or any Subservicer will be entitled to any reimbursement pursuant to Section 4.02(a) on such Distribution Date for Advances or Subservicer Advances previously made, (which will not be Advances or Subservicer Advances that were made with respect to delinquencies which were subsequently determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses) and, if so, the Master Servicer shall demand payment from Residential Funding of an amount equal to the amount of any Advances or Subservicer Advances reimbursed pursuant to Section 4.02(a), to the extent such Advances or Subservicer Advances have not been included in the amount of the Realized Loss in the related Mortgage Loan, and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to
Section 4.02(a).

          (b) Subject to subsection (c) below, prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date, the Master Servicer shall determine whether any Realized Losses (other than Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses and Extraordinary Losses) will be allocated to the Class B Certificates on such Distribution Date pursuant to Section 4.05, and, if so, the Master Servicer shall demand payment from Residential Funding of the amount of such Realized Loss and shall distribute the same to the Class B Certificateholders in the same manner as if such amount were to be distributed pursuant to
Section 4.02(a); provided, however, that the amount of such demand in respect of any Distribution Date shall in no event be greater than the sum of (i) the additional amount of Accrued Certificate Interest that would have been paid for the Class B Certificateholders on such Distribution Date had such Realized Loss or Losses not occurred plus (ii) the amount of the reduction in the Certificate Principal Balances of the Class B Certificates on such Distribution Date due to such Realized Loss or Losses. Notwithstanding such payment, such Realized Losses shall be deemed to have been borne by the Certificateholders and the Owner of the Excess Spread for purposes of Section 4.05. Excess Special Hazard
Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses allocated to the Class B Certificates will not be covered by the Subordinate Certificate Loss Obligation.

          (c) Demands for payments pursuant to this Section shall be made prior to the later of the third Business Day prior to each Distribution Date or the related Determination Date by the
Master Servicer with written notice thereof to the Trustee. The maximum amount that Residential Funding shall be required to pay pursuant to this Section on any Distribution Date (the "Amount Available") shall be equal to the lesser of (X) minus the sum of (i) all previous payments made under subsections
(a) and (b) hereof and (ii) all draws under the Limited Guaranty made in lieu of such payments as described below in subsection
(d)
and (Y) the then outstanding Certificate Principal Balances of the
Class B Certificates, or such lower amount as may be established pursuant to Section 12.02. Residential Funding's obligations as described in this Section are referred to herein as the "Subordinate Certificate Loss Obligation."

          (d) The Trustee will promptly notify General Motors Acceptance Corporation of any failure of Residential Funding to make any payments hereunder and shall demand payment pursuant to the limited guaranty (the "Limited Guaranty"), executed by General
Motors Acceptance Corporation, of Residential Funding's obligation to make payments pursuant to this Section, in an amount equal to the lesser of (i) the Amount Available and (ii) such required payments, by delivering to General Motors Acceptance Corporation a written demand for payment by wire transfer, not later than the second Business Day prior to the Distribution Date for such month, with a copy to the Master Servicer.

          (e) All payments made by Residential Funding pursuant to this Section or amounts paid under the Limited Guaranty shall be deposited directly in the Certificate Account, for distribution on the Distribution Date for such month to the Class B
Certificateholders.

          (f) The Company shall have the option, in its sole discretion, to substitute for either or both of the Limited Guaranty or the Subordinate Certificate Loss Obligation another instrument in the form of a corporate guaranty, an irrevocable letter of credit, a surety bond, insurance policy or similar instrument or a reserve fund; provided that (i) the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision) an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that obtaining such substitute corporate guaranty, irrevocable letter of credit, surety bond, insurance policy or similar instrument or reserve fund will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section 860(F)(a)(1) of the Code or on "contributions after the startup date" under
Section 860(G)(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding, and (ii) no such substitution shall be made unless
(A) the substitute Limited Guaranty or Subordinate Certificate Loss Obligation is for an initial amount not less than the then current Amount Available and contains provisions that are in all material respects equivalent to the original Limited Guaranty or Subordinate Certificate Loss Obligation (including that no portion of the fees, reimbursements or other obligations under any such instrument will be borne by the Trust Fund), (B) the long term debt obligations of any obligor of any substitute Limited Guaranty or Subordinate Certificate Loss Obligation (if not supported by the Limited Guaranty) shall be rated at least the lesser of (a) the rating of the long term debt obligations of General Motors Acceptance Corporation as of the date of issuance of the Limited Guaranty and (b) the rating of the long term debt obligations of General Motors Acceptance Corporation at the date of such substitution and (C) the Company obtains written confirmation from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company that such substitution shall not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and
(b)
the original rating assigned to the Class B Certificates by such rating agency. Any replacement of the Limited Guaranty or Subordinate Certificate Loss Obligation pursuant to this Section shall be accompanied by a written Opinion of Counsel to the substitute guarantor or obligor, addressed to the Master Servicer and the Trustee, that such substitute instrument constitutes a legal, valid and binding obligation of the substitute guarantor or obligor, enforceable in accordance with its terms, and concerning such other matters as the Master Servicer and the Trustee shall reasonably request. Neither the Company, the Master Servicer nor the Trustee shall be obligated to substitute for or replace the Limited Guaranty or Subordinate Certificate Loss Obligation under any circumstance.

          Section 12.02. Amendments Relating to the Limited Guaranty. Notwithstanding Sections 11.01 or 12.01: (i) the provisions of this Article XII may be amended, superseded or deleted, (ii) the Limited Guaranty or Subordinate Certificate Loss
Obligation may be amended, reduced or canceled, and (iii) any other provision of this Agreement which is related or incidental to the matters described in this Article XII may be amended in any manner; in each case by written instrument executed or consented to by the Company and Residential Funding but without the consent of any Certificateholder and without the consent of the Master Servicer or the Trustee being required unless any such amendment would impose any additional obligation on, or otherwise adversely affect the interests of, the Master Servicer or the Trustee, as applicable; provided that the Company shall also obtain a letter from each nationally recognized credit rating agency that rated the Class B Certificates at the request of the Company to the effect that such amendment, reduction, deletion or cancellation will not lower the rating on the Class B Certificates below the lesser of (a) the then-current rating assigned to the Class B Certificates by such rating agency and (b) the original rating assigned to the Class B Certificates by such rating agency, unless
(A) the Holder of 100% of the Class B Certificates is Residential Funding or an Affiliate of Residential Funding, or (B) such amendment, reduction, deletion or cancellation is made in accordance with Section 11.01(e) and, provided further that the Company obtains (subject to the provisions of Section 10.01(f) as if the Company was substituted for the Master Servicer solely for the purposes of such provision), in the case of a material amendment or supersession (but not a reduction, cancellation or deletion of the Limited Guaranty or the Subordinate Certificate Loss Obligation), an Opinion of Counsel (which need not be an opinion of Independent counsel) to the effect that any such amendment or supersession will not cause either (a) any federal tax to be imposed on the Trust Fund, including without limitation, any federal tax imposed on "prohibited transactions" under Section
860F(a)(1) of the Code or on "contributions after the startup date" under Section 860G(d)(1) of the Code or (b) the Trust Fund to fail to qualify as a REMIC at any time that any Certificate is outstanding. A copy of any such instrument shall be provided to the Trustee and the Master Servicer together with an Opinion of Counsel that such amendment complies with this Section 12.02.


                       EXHIBIT N

               [FORM OF LIMITED GUARANTY]

                    LIMITED GUARANTY

    RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

           Mortgage Pass-Through Certificates
                     Series 1996-S5


                                                , 199__


The First National Bank of Chicago
One First National Plaza
Mail Suite 0126
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1996-S5

Ladies and Gentlemen:

          WHEREAS, Residential Funding Corporation, a Delaware corporation ("Residential Funding"), an indirect wholly-owned subsidiary of General Motors Acceptance Corporation, a New York corporation ("GMAC"), plans to incur certain obligations as described under Section 12.01 of the Pooling and Servicing Agreement dated as of February 1, 1996 (the "Servicing Agreement"), among Residential Funding Mortgage Securities I, Inc.
(the "Company"), Residential Funding and The First National Bank of Chicago (the "Trustee"), as amended by Amendment No. __ thereto, dated as of ______________, with respect to the Mortgage Pass-Through Certificates, Series 1996-S5 (the "Certificates"); and

          WHEREAS, pursuant to Section 12.01 of the Servicing Agreement, Residential Funding agrees to make payments to the Holders of the Class B Certificates with respect to certain losses on the Mortgage Loans as described in the Servicing Agreement; and

          WHEREAS, GMAC desires to provide certain assurances with respect to the ability of Residential Funding to secure sufficient funds and faithfully to perform its Subordinate
Certificate Loss Obligation;

          NOW THEREFORE, in consideration of the premises herein contained and certain other good and valuable consideration, the receipt of which is hereby acknowledged, GMAC agrees as follows:

          1.   Provision of Funds.  (a) GMAC agrees to
contribute and deposit in the Certificate Account on behalf of Residential Funding (or otherwise provide to Residential Funding, or to cause to be made available to Residential Funding), either directly or through a subsidiary, in any case prior to the related
Distribution Date, such moneys as may be required by Residential Funding to perform its Subordinate Certificate Loss Obligation when and as the same arises from time to time upon the demand of the Trustee in accordance with Section 12.01 of the Servicing Agreement.

          (b)  The agreement set forth in the preceding clause
(a) shall be absolute, irrevocable and unconditional and shall not be affected by the transfer by GMAC or any other person of all or any part of its or their interest in Residential Funding, by any insolvency, bankruptcy, dissolution or other proceeding affecting Residential Funding or any other person, by any defense or right of counterclaim, set-off or recoupment that GMAC may have against Residential Funding or any other person or by any other fact or circumstance. Notwithstanding the foregoing, GMAC's obligations under clause (a) shall terminate upon the earlier of (x) substitution for this Limited Guaranty pursuant to Section 12.01(f) of the Servicing Agreement, or (y) the termination of the
Trust Fund pursuant to the Servicing Agreement.

          2. Waiver. GMAC hereby waives any failure or delay on the part of Residential Funding, the Trustee or any other person in asserting or enforcing any rights or in making any claims or demands hereunder. Any defective or partial exercise of any such rights shall not preclude any other or further exercise of that or any other such right. GMAC further waives demand, presentment, notice of default, protest, notice of acceptance and any other notices with respect to this Limited Guaranty, including, without limitation, those of action or nonaction on the part of Residential Funding or the Trustee.

          3. Modification, Amendment and Termination. This Limited Guaranty may be modified, amended or terminated only by the written agreement of GMAC and the Trustee and only if such modification, amendment or termination is permitted under Section
12.02 of the Servicing Agreement. The obligations of GMAC under this Limited Guaranty shall continue and remain in effect so long as the Servicing Agreement is not modified or amended in any way that might affect the obligations of GMAC under this Limited Guaranty without the prior written consent of GMAC.

          4. Successor. Except as otherwise expressly provided herein, the guarantee herein set forth shall be binding upon GMAC and its respective successors.

          5. Governing Law. This Limited Guaranty shall be governed by the laws of the State of New York.

          6. Authorization and Reliance. GMAC understands that a copy of this Limited Guaranty shall be delivered to the Trustee in connection with the execution of Amendment No. 1 to the
Servicing Agreement and GMAC hereby authorizes the Company and the
Trustee to rely on the covenants and agreements set forth herein.

          7. Definitions. Capitalized terms used but not otherwise defined herein shall have the meaning given them in the Servicing Agreement.

          8. Counterparts. This Limited Guaranty may be executed in any number of counterparts, each of which shall be deemed to be an original and such counterparts shall constitute but one and the same instrument.

          IN WITNESS WHEREOF, GMAC has caused this Limited
Guaranty to be executed and delivered by its respective officers thereunto duly authorized as of the day and year first above written.

                              GENERAL MOTORS ACCEPTANCE
                              CORPORATION


                              By:
                              Name:
                              Title:


Acknowledged by:

THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee


By:
Name:
Title:


RESIDENTIAL FUNDING MORTGAGE
  SECURITIES I, INC.


By:
Name:
Title:


                       EXHIBIT O

FORM OF LENDER CERTIFICATION FOR ASSIGNMENT OF MORTGAGE LOAN


                              __________________, 19____

Residential Funding Mortgage
  Securities I, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

The First National Bank of Chicago
One First National Plaza
Mail Suite 0126
Chicago, Illinois  60670-0126

Attention:  Residential Funding Corporation Series 1996-S5

          Re:  Mortgage Pass-Through Certificates, Series 1996-S5
               Assignment of Mortgage Loan


Ladies and Gentlemen:

          This letter is delivered to you in connection with the assignment by _________________ (the "Trustee") to _______________________ (the "Lender") of _______________ (the
"Mortgage Loan") pursuant to Section 3.13(d) of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of February 1, 1996 among Residential Funding Mortgage Securities I, Inc., as seller (the "Company"), Residential Funding
Corporation, as master servicer, and the Trustee, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Lender hereby certifies, represents and warrants to, and covenants with, the Master Servicer and the Trustee that:

       (i) the Mortgage Loan is secured by Mortgaged Property located in a jurisdiction in which an assignment in lieu of satisfaction is required to preserve lien priority, minimize or avoid mortgage recording taxes or otherwise comply with, or facilitate a refinancing under, the laws of such jurisdiction;

      (ii) the substance of the assignment is, and is intended to be, a refinancing of such Mortgage Loan and the form of the transaction is solely to comply with, or facilitate the transaction under, such local laws;

     (iii) the Mortgage Loan following the proposed assignment will be modified to have a rate of interest at least 0.25 percent below or above the rate of interest on such Mortgage Loan prior to such proposed assignment; and

      (iv) such assignment is at the request of the borrower under the related Mortgage Loan.

                              Very truly yours,



                              (Lender)

                              By:
                              Name:
                              Title:



                       EXHIBIT P

             SCHEDULE OF DISCOUNT FRACTIONS





Schedule of Discount Fractions

     PRINCIPAL NET MORTGAGE   DISCOUNT  PO
LOAN #    BALANCE   RATE FRACTION  BALANCE
1469151   247,515.79     6.17      0.085925925926 21,268.02
1469153   313,912.30     6.17      0.085925925926 26,973.21
1469746   68,972.75      6.295     0.067407407407 4,649.27
1469749   213,809.25     6.42      0.048888888889 10,452.90
1470733   41,241.96      6.52      0.034074074074 1,405.28
1462041   339,434.91     6.545     0.03037037037  10,308.76
1469725   237,676.19     6.545     0.03037037037  7,218.31
1469742   220,632.22     6.545     0.03037037037  6,700.68
1469747   268,702.59     6.545     0.03037037037  8,160.60
1469748   220,366.15     6.545     0.03037037037  6,692.60
1471891   299,043.18     6.545     0.03037037037  9,082.05
1468218   440,590.29     6.595     0.022962962963 10,117.26
1470885   246,810.98     6.595     0.022962962963 5,667.51
1470896   286,400.00     6.595     0.022962962963 6,576.59
1472282   637,161.35     6.595     0.022962962963 14,631.11
1469738   257,932.94     6.66      0.013333333333 3,439.11
1448930   235,895.36     6.67      0.011851851852 2,795.80
1462055   77,804.58      6.67      0.011851851852 922.13
1467952   199,369.01     6.67      0.011851851852 2,362.89
1469013   337,500.00     6.67      0.011851851852 4,000.00
1469510   62,300.00      6.67      0.011851851852 738.37
1469759   319,130.93     6.67      0.011851851852 3,782.29
1470888   228,643.87     6.72      0.004444444444 1,016.19
1472272   608,127.08     6.72      0.004444444444 2,702.79
1472277   980,994.40     6.72      0.004444444444 4,359.98
1472287   280,000.00     6.72      0.004444444444 1,244.44

       $7,669,968.08               0.023111980728 $177,268.15